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Bringing you a world of opportunity...

                                         FORTIS SERIES FUND, INC.
                                         ANNUAL REPORT
                                         DECEMBER 31, 1998

                                         FORTIS FINANCIAL GROUP

FORTIS SERIES FUND, INC.
ANNUAL REPORT

--------------------------------------------------------------------------------

 HIGHLIGHTS

                                                        U.S.                                                  GLOBAL
                                           MONEY     GOVERNMENT   DIVERSIFIED     GLOBAL         HIGH         ASSET        ASSET
                                           MARKET    SECURITIES     INCOME         BOND          YIELD      ALLOCATION   ALLOCATION
                                           SERIES      SERIES       SERIES        SERIES        SERIES        SERIES       SERIES
                                          --------   ----------   -----------   -----------   -----------   ----------   ----------
FOR THE YEAR ENDED
  DECEMBER 31, 1998:
NET ASSET VALUE PER SHARE:
  Beginning of year.....................  $11.03       $10.68       $11.98           $10.65     $10.77        $13.29       $17.62
  End of year...........................  $11.06       $10.93       $11.91           $11.56      $9.91        $14.32       $21.09
ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/Masters
    Variable Annuity....................   +3.90%       +7.41%       +4.88%          +11.97%     -0.73%       +14.41%      +18.36%
  Harmony Investment Life...............   +4.53%       +8.06%       +5.52%          +12.65%     -0.13%       +15.10%      +19.08%
  Wall Street Series 220/500............   +4.09%       +7.61%       +5.07%          +12.17%     -0.55%       +14.61%      +18.58%
  Wall Street Series Survivor...........   +3.90%       +7.41%       +4.88%          +11.97%     -0.73%       +14.41%      +18.36%
  Empower Variable Annuity*.............   +2.65%       +5.76%       +3.14%           +9.74%     -2.93%        +3.20%       +9.15%


                                                  GROWTH &
                                          VALUE    INCOME
                                          SERIES   SERIES
                                          ------  --------
FOR THE YEAR ENDED
  DECEMBER 31, 1998:
NET ASSET VALUE PER SHARE:
  Beginning of year.....................  $13.42   $18.76
  End of year...........................  $14.38   $21.23
ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/Masters
    Variable Annuity....................   +8.18%  +11.70%
  Harmony Investment Life...............   +8.83%  +12.37%
  Wall Street Series 220/500............   +8.37%  +11.90%
  Wall Street Series Survivor...........   +8.17%  +11.70%
  Empower Variable Annuity*.............   -3.02%   +1.64%

                                             S&P      BLUE CHIP   INTERNATIONAL   MID CAP   SMALL CAP    GLOBAL     LARGE CAP
                                          500 INDEX     STOCK         STOCK        STOCK      VALUE      GROWTH      GROWTH
                                           SERIES      SERIES        SERIES       SERIES*    SERIES*     SERIES      SERIES*
                                          ---------   ---------   -------------   -------   ---------   ---------   ---------
FOR THE YEAR ENDED
  DECEMBER 31, 1998:
NET ASSET VALUE PER SHARE:
  Beginning of year.....................   $14.93      $14.76        $13.36        $9.94      $9.96      $20.29      $10.16
  End of year...........................   $18.83      $18.58        $14.48        $9.64      $9.28      $22.57      $12.04
ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/ Masters
    Variable Annuity....................   +26.39%     +26.39%       +14.91%       -3.75%     -6.33%      +9.87%     +17.55%
  Harmony Investment Life...............   +27.16%     +27.15%       +15.60%       -3.36%     -5.95%     +10.53%     +18.02%
  Wall Street Series 220/500............   +26.62%     +26.62%       +15.12%       -3.63%     -6.22%     +10.06%     +17.69%
  Wall Street Series Survivor...........   +26.39%     +26.39%       +14.91%       -3.75%     -6.33%      +9.87%     +17.55%
  Empower Variable Annuity*.............    +9.64%      +9.98%        -1.82%       -3.68%     -6.27%      -4.81%     +17.63%

                                           GROWTH     AGGRESSIVE
                                            STOCK       GROWTH
                                           SERIES       SERIES
                                          ---------   ----------
FOR THE YEAR ENDED
  DECEMBER 31, 1998:
NET ASSET VALUE PER SHARE:
  Beginning of year.....................   $36.64       $13.81
  End of year...........................   $41.09       $16.70
ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/ Masters
    Variable Annuity....................   +17.42%      +19.55%
  Harmony Investment Life...............   +18.13%      +20.27%
  Wall Street Series 220/500............   +17.63%      +19.76%
  Wall Street Series Survivor...........   +17.42%      +19.55%
  Empower Variable Annuity*.............    +3.74%       +4.06%

--------------------------------------------------------------------------------

 OPERATING EXPENSES:**

                                                      U.S.                                        GLOBAL
                                          MONEY    GOVERNMENT   DIVERSIFIED   GLOBAL    HIGH      ASSET        ASSET
                                          MARKET   SECURITIES     INCOME       BOND    YIELD    ALLOCATION   ALLOCATION   VALUE
                                          SERIES     SERIES       SERIES      SERIES   SERIES     SERIES       SERIES     SERIES
                                          ------   ----------   -----------   ------   ------   ----------   ----------   ------
FOR THE YEAR ENDED
   DECEMBER 31, 1998:
Investment Advisory and
   Management Fee.......................   .30%       .47%         .47%        .75%     .50%       .90%         .47%       .70%
Other Expenses..........................   .05%       .04%         .05%        .13%     .06%       .11%         .04%       .06%
                                          ------      ---          ---        ------   ------    -----          ---       ------
TOTAL FORTIS SERIES OPERATING EXPENSES..   .35%       .51%         .52%        .88%     .56%      1.01%         .51%       .76%
                                          ------      ---          ---        ------   ------    -----          ---       ------


                                          GROWTH &
                                           INCOME
                                           SERIES
                                          --------
FOR THE YEAR ENDED
   DECEMBER 31, 1998:
Investment Advisory and
   Management Fee.......................    .64%
Other Expenses..........................    .03%
                                            ---
TOTAL FORTIS SERIES OPERATING EXPENSES..    .67%
                                            ---

                                             S&P      BLUE CHIP   INTERNATIONAL   MID CAP   SMALL CAP   GLOBAL   LARGE CAP   GROWTH
                                          500 INDEX     STOCK         STOCK        STOCK      VALUE     GROWTH    GROWTH     STOCK
                                           SERIES      SERIES        SERIES       SERIES*    SERIES*    SERIES    SERIES*    SERIES
                                          ---------   ---------   -------------   -------   ---------   ------   ---------   ------
FOR THE YEAR ENDED
  DECEMBER 31, 1998:
Investment Advisory and Management
  Fee...................................    .40%        .89%          .85%          .90%       .90%      .70%       .90%      .61%
Other Expenses..........................    .06%        .05%          .09%          .35%       .34%      .05%       .35%      .04%
                                            ---         ---           ---         -------   ---------   ------   ---------   ------
TOTAL FORTIS SERIES OPERATING
  EXPENSES..............................    .46%        .94%          .94%         1.25%      1.24%      .75%      1.25%      .65%
                                            ---         ---           ---         -------   ---------   ------   ---------   ------

                                          AGGRESSIVE
                                            GROWTH
                                            SERIES
                                          ----------
FOR THE YEAR ENDED
  DECEMBER 31, 1998:
Investment Advisory and Management
  Fee...................................     .68%
Other Expenses..........................     .04%
                                             ---
TOTAL FORTIS SERIES OPERATING
  EXPENSES..............................     .72%
                                             ---

 * For the period May 1, 1998 to December 31, 1998.
** Represents the expenses of the series itself, without the expenses associated with the variable annuities or variable universal life insurance policies, (annualized).

HOW TO USE THIS REPORT

For a quick overview of the
portfolio's performance during
the past year, refer to the
Highlights box. The letter from
the portfolio managers and
presidents provide a more
detailed analysis of the fund and
financial markets.

The charts alongside the letter
are useful because they provide
more information about your
investments. The top holdings
chart shows the types of
securities in which the
portfolios invest, and the pie
chart shows a breakdown of the
portfolios' assets by sector. The
portfolio changes show the
largest investment decisions your
portfolio manager has made over
the period in response to
changing market conditions.

The performance chart graphically
compares the portfolios' total
return performance with a
selected investment index.
Remember, however, that an index
may reflect the performance of
securities the portfolio may not
hold. Also, the index does not
deduct investment advisory fees
and other portfolio expenses,
whereas your portfolio does.
Individuals cannot buy an
unmanaged index fund without
incurring some charges and
expenses.

This report is just one of
several tools you can use to
learn more about your investment
in the Fortis Family of Products
and Services. Your investment
representative, who understands
your personal financial
situation, can best explain the
features of your investment and
how it's designed to help you
meet your financial goals.

CONTENTS

Letter to Shareholders                                3
Schedules of Investments

  Money Market Series                                22

  U.S. Government Securities Series                  23

  Diversified Income Series                          25

  Global Bond Series                                 30

  High Yield Series                                  32

  Global Asset Allocation Series                     37

  Asset Allocation Series                            42

  Value Series                                       50

  Growth & Income Series                             53

  S&P 500 Index Series                               56

  Blue Chip Stock Series                             61

  International Stock Series                         64

  Mid Cap Stock Series                               67

  Small Cap Value Series                             69

  Global Growth Series                               71

  Large Cap Growth Series                            75

  Growth Stock Series                                77

  Aggressive Growth Series                           79

Statements of Assets and Liabilities                 82

Statements of Operations                             85

Statements of Changes in Net Assets                  88

Notes to Financial Statements                        91

Independent Auditor's Report                        106

Directors and Officers                              107

Products and Services                               108

       [PHOTO]

FORTIS SERIES FUND, INC. ANNUAL REPORT,
DECEMBER 31, 1998

DEAR SHAREHOLDER:

Another exciting year in the U.S. securities markets has come to a close. Adding to the excitement was the dynamic international environment where political and economic developments continued to significantly impact the global securities markets, including our domestic markets.

On the pages that follow you have the opportunity to hear from the individuals that manage the eighteen portfolios of Fortis Series Fund. We believe this information will provide you with valuable insights into the performance of the portfolios over the last year and their outlook for the future.

Thank you for your investment in Fortis. We appreciate your continued confidence in our management of your investments.

Sincerely,

    [SIGNATURE]

Dean C. Kopperud
President

Dated January 14, 1999

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banks                           16.8%
Diversified Finance             16.2%
Consumer Financing              15.3%
Captive Equipment Finance       12.5%
Utilities-Electric              12.2%
Captive Auto Finance             8.1%
Brokerage and Investment         8.1%
Oil-Refining                     4.4%
Food                             3.8%
Captive Oil Finance              2.6%

FORTIS SERIES FUND: MONEY MARKET SERIES

AS THE MOST CONSERVATIVE SUBACCOUNT, THIS PORTFOLIO IS DESIGNED FOR INVESTORS SEEKING LIQUIDITY AND STABLE PRINCIPAL. ACCORDINGLY, THE MONEY MANAGERS CHOOSE HIGH-QUALITY, SHORT-TERM MONEY MARKETS AND U.S. GOVERNMENT SECURITIES.

The U.S. economy enters 1999 in great shape despite the wide range of shocks it endured in 1998. In the past year, the economy has survived a collapse in exports, a 20% correction in the stock market and a two-month virtual shut down in the fixed income market while GDP growth barely slowed and inflation remained almost nonexistent. Within this environment, yields on money market instruments were very stable during the first half of 1998 and then declined in the latter half of the year. For example, the rates on 90-day commercial paper (a typical fund investment) began the year at 5.55% moved to 5.49% by June 30, 1998 and then dropped all the way to 4.80% by December 31, 1998. The drop in rates was largely due to the actions of the Federal Reserve Bank (the "Fed") which lowered the federal funds rate 0.75% in a series of 0.25% moves beginning September 29, 1998. The Fed cited numerous factors that influenced their decision to lower rates including; the need to stabilize financial markets after the collapse of the Long Term Capital hedge fund; and a desire to keep a slowing economy from becoming a recession in 1999.

For the year, the fund returned 5.32% compared to 5.34% in 1997. The fund's performance is generally linked to the federal funds rate (the interbank borrowing rate set by the Fed and the primary determinant of short-term interest rates) and therefore the fund's yield began to decline after the Fed began lowering rates.

The fund continues to place great emphasis on high quality and liquidity, while looking to target the fund's average maturity at an optimal length. Through most of 1998 we targeted the fund's average maturity at sixty days to take advantage of modestly higher yields during a period in which we did not expect rates to rise. As year end approached we shortened the average maturity of the fund because we felt that the rates being paid on paper maturing in January represented good value as borrowers were eager to pay for cash over year-end. We will be moving the average maturity back out to sixty days during January when these "year-end" effects dissipate.

OUTLOOK

Looking ahead to 1999, we anticipate that the U.S. economy will slow moderately due to the continuing economic weakness of our trading partners, lower corporate profits and excess capacity. Furthermore, we believe that inflation will remain near its current low levels. Yields on money market instruments are likely to move modestly lower in this forecast.

PORTFOLIO ALLOCATION
AS OF 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Securities             32.2%
Other Direct Federal
Obligations                          25.4%
FNMAs                                26.8%
GNMAs                                 7.3%
Cash Equivalents/Receivables          2.5%
FHLMCs                                3.3%
Other                                 2.5%

TOP 10 HOLDINGS AS OF 12/31/98

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  TVA Global (6.375%) 2005                                10.4%
 2.  U.S. Treasury Strip (5.10%) 2009                         6.2%
 3.  Federal Home Loan Bank (7.31%) 2004                      5.7%
 4.  U.S. Treasury Note (6.375%) 2000                         5.4%
 5.  GNMA (7.50%) 2027                                        4.8%
 6.  U.S. Treasury Note (5.50%) 2003                          4.4%
 7.  U.S. Treasury Note (6.125%) 2001                         4.0%
 8.  U.S. Treasury Bond (8.125%) 2021                         4.0%
 9.  U.S. Treasury Strip (5.83%) 2019                         3.7%
10.  Federal Farm Credit Bank (5.70%) 2001                    3.3%

FORTIS SERIES FUND: U.S. GOVERNMENT SECURITIES SERIES

THIS PORTFOLIO IS DESIGNED FOR CONSERVATIVE INVESTORS SEEKING A STRONG TOTAL RETURN, AS WELL AS A RELATIVELY HIGH LEVEL OF CURRENT INCOME. IT FOCUSES ITS INVESTMENTS IN U.S. GOVERNMENT BONDS, TREASURIES AND GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES.

The first half of 1998 was a period of stability for the Fixed Income markets. Despite strong U.S. economic growth (first half GDP was 3.7%), inflation remained a low 1.7%. The Federal Reserve kept the Federal Funds rate at 5.25%, although they shifted to a tightening bias. During this period spreads (the yield difference between a security and its comparable Treasury) remained stable, and mortgage backed securities and agency debentures outperformed Treasuries.

In August, however, this period of relative tranquility came to a screeching halt. Concerns over Asia resurfaced, Russia defaulted on its debt obligations, and a number of hedge funds, including Long Term Capital Management, found themselves either in, or on the brink of bankruptcy. This sequence of events all culminated in a flight to quality to U.S. Treasuries during the second half of 1998. Treasury yields fell precipitously, while yield spreads widened dramatically as investors demanded a greater premium to buy less liquid, non-U.S. Treasury assets. It wasn't until the Federal Reserve lowered the Federal Funds rate by 75 basis points (in three separate moves) that confidence was restored to the marketplace.

The net result of these events was that interest rates were range-bound during the first half of the year, fell dramatically in August and September, and stabilized at lower levels in the fourth quarter. Specifically, the 30-year U.S. Treasury traded in a yield range of 5.7% to 6.1% in the first half of the year, fell to a low of 4.7% in early October, and traded in a 4.7%-5.3% range during the remainder of the year. The Federal Reserve's interest rate cuts also enabled short-term rates to decline more in yield than longer-term rates. Consequently, despite a surprisingly strong U.S. economy (1998 GDP should be nearly 4%), 30 Yr yields ended the year at 5.1%, a 12 month decline of 85 basis points.

Our positive interest rate outlook added to performance this year, as the portfolio's duration was equal to or greater than its 4.75 year target all of 1998. We also benefitted by our mortgage backed securities underweighting earlier in the year. These strategies enabled the portfolio to earn 8.87% for 1998, compared to the 8.47% return earned by the Lehman Brothers Intermediate Government Index.

Looking forward, we believe that economic growth will be sustained through 1999 at a pace which, although somewhat below that of last year, will be healthy by historic standards. Nonetheless, it is inevitable that the deflationary forces at work in Asia and Latin America will have some moderating impact on domestic production. Any related reduction of exports will likely result in further suppression of prices and, therefore, a continuation of the low inflation experience of the recent past. This environment is favorable for the bond market as it supports low interest rates and good performance from MBS and Agency Debentures which currently offer historically high levels of yield in relation to comparable Treasury obligations.

VALUE OF $10,000 INVESTED JANUARY 1, 1989
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          Lehman Brothers
                          Intermediate Gov't Bond Index**              U.S. Government Securities Series
01/01/89                                          $10,000                                        $10,000
89                                                $11,268                                        $11,314
90                                                $12,345                                        $12,211
91                                                $14,087                                        $13,965
92                                                $15,063                                        $14,822
93                                                $16,293                                        $16,223
94                                                $16,029                                        $15,179
95                                                $18,354                                        $18,030
96                                                $18,956                                        $18,428
97                                                $20,421                                        $20,102
98                                                $22,150                                        $21,885
                                                                       U.S. Government Securities Series
                                                                            Average Annual Total Return*
                                                                                                  1 Year       5 Year      10 Year
                                                                                                  +8.87%       +6.17%       +8.15%

01/01/89
89
90
91
92
93
94
95
96
97
98

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** An unmanaged index of government bonds with an average maturity of three to four years.

PORTFOLIO ALLOCATION AS OF 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds - Investment Grade          45.7%
Asset Backed Securities                     18.2%
Corporate Bonds - Non-Investment Grade      12.1%
U.S. Treasury Securities                    11.9%
U.S. Government Agencies                    10.5%
Cash Equivalent / Receivables                1.5%
Equity Securities                            0.1%

TOP 10 HOLDINGS AS OF 12/31/98

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Bond (8.125%) 2021                         3.6%
 2.  FNMA (6.00%) 2013                                        3.2%
 3.  U.S. Treasury Note (6.125%) 2007                         2.9%
 4.  FNMA (7.00%) 2028                                        2.4%
 5.  GTE Corp. (7.51%) 2009                                   2.0%
 6.  DLJ Mortgage Acceptance Corp. (8.50%) 2001               1.9%
 7.  Nationslink Funding Corp. (7.52%) 2005                   1.9%
 8.  U.S. Treasury Strip (5.53%) 2022                         1.8%
 9.  General Motors Acceptance Corp. (5.875%) 2003            1.7%
10.  GNMA (9.00%) 2020                                        1.6%

FORTIS SERIES FUND: DIVERSIFIED INCOME SERIES

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR THOSE PEOPLE INTERESTED IN SEEKING INCOME FROM BOTH GOVERNMENT SECURITIES AND CORPORATE BONDS. THE MAJORITY OF THE PORTFOLIO WILL PURSUE HIGH-QUALITY CORPORATE BONDS AND U.S. GOVERNMENT SECURITIES. A PORTION MAY BE INVESTED IN DIVIDEND-PAYING STOCKS AND LOWER-RATED CORPORATE BONDS FOR ADDED OPPORTUNITY.

The economic expansion that marked 1997 continued throughout 1998, surviving land mines of Asian economies continued weakness, Russian defaults and the collapse of leveraged hedge funds. During the first half of the year, Asia's economic problems seemed somehow contained, and the U.S. economy grew at a faster pace. The corporate bond market started to recover from the "Asian contagion" effect and the "flight to quality" trade started to unwind. But that rosy environment was quickly darkened by Russia defaulting on its debt, and Asia and Latin America exhibiting more weakness in their economies. This picture shocked the financial markets and drained liquidity from the financial system prompting the Federal Reserve to reverse its tightening bias and to lower the Federal Funds rate by a series of three .25% decreases. This rate action by the Federal Reserve, along with a strong demand on treasuries, as the "flight to quality" trade resumed, drove the yield on the 30-year treasury from a high of 6.08% during the first quarter to a low of 4.72% on October 5, ending the year at 5.10%.

For the year ending December 31, 1998, the Diversified Income portfolio earned a 6.31% total rate of return. The return for the Lehman Brothers Aggregate Index over the same time period was 8.67%. The portfolio benefited slightly from a longer duration of 6.5 years as rates were declining towards the end of the year. But the lack of liquidity in corporates and asset-backed securities, caused these sectors to severely depreciate, thus limiting the performance of the portfolio.

Looking ahead to 1999, we anticipate that the US economy will continue to grow at a slower pace as production is impacted by ailing economies in Asia and Latin America. Reduction in exports will be associated with further reduction in prices, leading to a moderate inflation level. This environment is favorable for the bond market as it supports low interest rates, and through a continuation of healthy corporate profits, good performance from corporate bonds which currently offer historically wide spread to yields of comparable government obligations.

VALUE OF $10,000 INVESTED JANUARY 1, 1989

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  LEHMAN BROTHERS
                                                          DIVERSIFIED INCOME
                              AGGREGATE BOND INDEX**            SERIES
01/01/89                                      $10,000                   $10,000
89                                            $11,453                   $11,230
90                                            $12,479                   $12,227
91                                            $14,476                   $14,020
92                                            $15,548                   $15,012
93                                            $17,063                   $16,927
94                                            $16,580                   $16,044
95                                            $19,643                   $18,814
96                                            $20,233                   $19,594
97                                            $22,193                   $21,640
98                                            $24,117                   $23,005
Diversified Income Series
Average Annual Total Return*
1 Year                                         5 Year                   10 Year
+6.31%                                         +6.33%                    +8.69%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                       42.2%
Germany                             15.8%
France                              13.1%
Cash Equivalents/Receivables        12.6%
Canada                               5.0%
Denmark                              3.8%
Austria                              3.0%
Spain                                2.7%
Netherlands                          1.8%

TOP 10 HOLDINGS AS OF 12/31/98

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  Government of France (ECU) (4.50%) 2002                  6.8%
 2.  Government of France (ECU) (5.25%) 2008                  6.3%
 3.  U.S. Treasury Bond (12.50%) 2014                         5.4%
 4.  U.S. Treasury Note (6.50%) 2001                          5.1%
 5.  U.S. Treasury Note (7.25%) 2004                          4.5%
 6.  General Electric Capital Corp (8.125%) 2007              4.0%
 7.  U.S. Treasury Note (10.75%) 2005                         3.8%
 8.  Canadian Government (4.875%) 2008                        3.7%
 9.  U.S. Treasury Note (6.125%) 2007                         3.6%
10.  Republic of Austria (7.875%) 2002                        3.1%

FORTIS SERIES FUND: GLOBAL BOND SERIES
(SUBADVISED BY MERCURY ASSET MANAGEMENT)

BECAUSE IT OFFERS INVESTORS A COMBINATION OF CURRENT INCOME AND GROWTH POTENTIAL, THIS PORTFOLIO MAKES AN EXCELLENT CHOICE FOR THOSE INVESTORS WHO SEEK TO ROUND OUT THEIR INVESTMENT SELECTIONS WITH GLOBAL BONDS. THE MONEY MANAGERS SEEK OUT HIGH-QUALITY BONDS AND OTHER FIXED INCOME SECURITIES OFFERED BY GOVERNMENTS AND CORPORATIONS WORLDWIDE, EMPHASIZING DEVELOPED COUNTRIES.

The global bond markets fared well in 1998 and as a result, the fund returned 13.49%. The Salomon Brothers World Bond Index returned 15.31% during 1998. Most individual markets logged double digit returns with Europe as a region leading the pack. The Japanese market followed with the dollar bloc markets of the U.S., Canada and Australia bringing up the rear.

On the currency front, the U.S. dollar was generally weaker, boosting the returns of assets held in the non-U.S. currencies. The collapse of the Russian banking system, hot on the heels of a severe financial crisis in south east Asia, triggered a "flight to safety" which especially benefited bonds. As a global economic slowdown followed, governments and central banks world-wide cut interest rates again moving bond prices upward.

Confirmation that the U.S. economy is slowing is beginning to emerge. A slowdown in continental European economies now seems inevitable. Against the backdrop of a deteriorating international environment, exports are expected to slow further, impacting adversely on domestic investment spending. The deflationary spiral in Japan will continue, with the Japanese financial system remaining chronically vulnerable. All-in-all, not a bad environment for bond investors. On the currency side, the advent of the Euro and a perceived shift in Japanese policy regarding the financing of its growing budget deficit may prove a challenge to the U.S. dollar's current "monopoly" role. This could lead to a weakening of the greenback, especially vis-a-vis the Euro.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   SALOMON BROS WORLD        GLOBAL
                                  GOV'T BOND INDEX ***     BOND SERIES
01/03/95                                         $10,000        $10,000
95                                               $11,904        $11,914
96                                               $12,335        $12,310
97                                               $12,364        $12,327
98                                               $14,256        $13,990
Global Bond Series
Average Annual Total Return*
                                                   Since
1 Year                                 January 3, 1995**
+13.49%                                           +8.77%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of world government bonds with maturities of at least one year.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                 31.4%
Telecommunications                    23.1%
Cable Television                       9.4%
Broadcasting                           8.2%
Cash Equivalents/Receivables           5.0%
Textile Manufacturing                  4.8%
Leisure Time - Amusement               3.6%
Consumer Goods                         3.3%
Printing                               3.2%
Consumer Finance                       2.9%
Energy                                 2.6%
Automobile & Motor Vehicle Parts       2.5%

TOP 10 HOLDINGS AS OF 12/31/98

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  Chancellor Media Corp (8.00%) 2008                       3.6%
 2.  Iridium LLC\Capital Corp. (14.00%) 2005                  3.0%
 3.  Renters Chioce, Inc. (11.00%) 2008                       2.9%
 4.  Level 3 Communications, Inc. (10.50%) 2008               1.6%
 5.  Unisys Corp. (11.75%) 2004                               1.6%
 6.  Greyhound Lines, Inc. (11.50%) 2007                      1.6%
 7.  Simonds Industries, Inc. (10.25%) 2008                   1.6%
 8.  Century Communications Corp. (8.875%) 2007               1.6%
 9.  NTL, Inc. (12.38%) 2008                                  1.5%
10.  Grand Casinos, Inc. (10.125%) 2003                       1.5%

FORTIS SERIES FUND: HIGH YIELD SERIES

LONG-TERM INVESTORS, WILLING TO ACCEPT GREATER PRICE FLUCTUATIONS, MAY CHOOSE TO DIVERSIFY THEIR STOCK OR BOND INVESTMENTS WITH THIS PORTFOLIO OF HIGHER YIELD BONDS. ITS MONEY MANAGERS INVEST IN A WIDELY DIVERSIFIED PORTFOLIO OF LOWER-RATED CORPORATE BONDS.

Calendar year 1998 can be characterized as a year that several global financial markets almost collapsed. The speed and convergence of the Asian contagion, Russia's default, hedge fund failures and illiquidity in the capital markets were unprecedented. The subsequent quick recovery was primarily attributable to the Federal Reserve intervention through the use of three successive rate reductions.

The High Yield portfolio recorded a .62% total return for the year. The return of the DLJ High Yield Index over the same time period was .55%. The return of the Lehman Brothers High Yield Index was 1.87% over the same time period.

Performance since mid-year was enhanced by a restructuring of the portfolio to upgrade the quality of the bonds. Nonetheless, the 1998 performance continued to be adversely affected by certain bond holdings. One, Australis Media, an Australian pay-television operator, had its bonds drop substantially in price after a failed merger. Another holding, the bonds of Wireless One, a U.S. wireless cable television company, declined throughout the year and is in restructuring as a result of insufficient cash to continue the build-out of its cable systems. In the illiquid market which developed following the Russian default, bonds such as these became unsaleable at any price. Our overweighting of higher quality credits (BB's) prior to the market correction enhanced the portfolio's performance. In addition, underweighting in industries such as energy, forest products, chemicals and steel was helpful.

OUTLOOK

We believe that economic growth will be sustained through 1999 at a pace which, although somewhat below that of last year, will be healthy by historic standards. The deflationary forces at work in Asia and Latin America will have some moderating impact on domestic production. A continuation of low inflation and interest rates should provide a favorable environment for the bond market. Our current strategy is to continue to improve the overall credit quality of the portfolio. Our efforts will concentrate on improving the total return of the portfolio.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                LEHMAN BROTHERS
                              HIGH YIELD INDEX***  HIGH YIELD SERIES
05/02/94                                  $10,000            $10,000
94                                        $10,165             $9,925
95                                        $12,150            $11,189
96                                        $13,417            $12,366
97                                        $15,031            $13,572
98                                        $15,312            $13,657
High Yield Series
Average Annual Total Return*
                                            Since
1 Year                              May 2, 1994**
+0.62%                                     +6.90%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of lower quality, high yield corporate debt securities.

PORTFOLIO ALLOCATION AS OF 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities                                  57.5%
Foreign - Government Bonds - Investment Grade      19.3%
U.S. Government Securities                         11.0%
Cash Equivalents/Receivables                        7.0%
Corporate Bonds - Investment Grade                  5.2%

TOP 10 HOLDINGS AS OF 12/31/98

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  United Kingdom Treasury (8.50%) 2007                     2.6%
 2.  U.S. Treasury Note (7.875%) 2004                         2.5%
 3.  U.S. Treasury Bond (6.25%) 2023                          2.4%
 4.  Bundesrepublik Deutschland (8.375%) 2001                 2.0%
 5.  Bundesrepublik Deutschland (6.50%) 2005                  2.0%
 6.  Bundesrepublik Deutschland (6.25%) 2024                  1.9%
 7.  German Government (6.50%) 2003                           1.8%
 8.  Italian Government (9.50%) 2006                          1.7%

Stocks
-------------------------------------------------------------------
 1.  Philip Morris Co., Inc.                                  2.0%
 2.  Nestle S.A.                                              1.9%

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 12/31/98

STOCK ADDITIONS:                STOCK ELIMINATIONS:
American Stores Co.             AT&T Corp.
Boise Cascade Corp.             Danka Business Systems plc ADR
Chase Manhattan Corp.           Irish Life plc
Compagnie Financiere Richemont  NCR Corp.
 AG                             Peninsular & Orient Steam
Groupe Danone                    Navigation
G.I.B. Group S.A.               Sony Corp.
Pohjola Group Insurance Corp.   Svenska Cellulosa B Free
 'B'                            Tate & Lyle plc
Swisscom AG                     Toys 'R' Us, Inc.
Unicom Corp.                    Unilever plc
Wolseley plc

FORTIS SERIES FUND: GLOBAL ASSET ALLOCATION SERIES
(SUBADVISED BY MORGAN STANLEY ASSET MANAGEMENT)

DESIGNED ESPECIALLY FOR INVESTORS WHO WANT A FLEXIBLE PORTFOLIO THAT SEEKS TOTAL RETURN FROM A BLEND OF GROWTH POTENTIAL AND CURRENT INCOME FROM AROUND THE WORLD, INCLUDING THE UNITED STATES. MONEY MANAGERS INVEST IN GLOBAL STOCKS, BONDS AND MONEY MARKETS IN PERCENTAGES THAT MAY VARY WITH MARKET CONDITIONS.

Value investors in 1998 faced a difficult environment as valuations in the U.S. and Europe reached historic highs. The portfolio return of 17.27% lagged the MSCI World Index benchmark of 24.34% primarily as a result of underperformance in U.S. equities. The U.S. indexes were led by a small number of mega-cap technology stocks, which were, by our measures, overvalued, while the majority of stocks languished. This underperformance was somewhat mitigated by strength from our European and Japanese holdings. The fixed income results were positive as well in the wake of global interest rate easing.

Overall the portfolio is defensively positioned which gives us comfort in what may be a volatile financial market environment in the first six months of 1999. Trading has largely been absent in Europe in the lead-up to Euro conversion weekend and therefore pent-up demand to deal could cause some liquidity-driven volatility. All of this amidst a general slowdown in the global economy, in particular in Japan and now in Europe, suggests some caution is warranted. However, the aggressive global easing in monetary policy we have seen, led by the Federal Reserve may sow the seeds for a further extension to this already near record-breaking business cycle next year.

Taking a longer term perspective, Europe looks set to benefit from structural change as a result of Economic and Monetary Union. We believe EMU could add about 1/2% to long run potential GDP in the Euro-11 region because of deregulation, privatization, corporate restructuring, consolidation and pricing (goods and services) convergence across the Union. The structural shift from bonds to equities is set to pick up pace as awareness builds of Europe's unfunded pension liabilities. Cash and bonds will not generate the types of returns required to satisfy mounting liabilities. Increased equity ownership in Europe will also put more pressure on managements to perform and create value for shareholders.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               SALOMON BROS WORLD                             GLOBAL ASSET
                               GOV'T BOND INDEX +    MSCI WORLD INDEX ++    ALLOCATION SERIES
01/03/95                                   $10,000                 $10,000            $10,000
95                                         $11,904                 $12,132            $11,747
96                                         $12,335                 $13,830            $13,242
97                                         $12,364                 $16,048            $15,031
98                                         $14,256                 $20,027            $17,626
Global Asset Allocation
Series
Average Annual Total Return*
                                             Since
1 Year                            January 3,1995**
+17.27%                                    +15.25%

                        Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
  ** Date shares were first offered to the public.
   + An unmanaged index of world government bonds with maturities of at least one year.
  ++ An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

PORTFOLIO ALLOCATION AS OF 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities                           65.0%
Corporate Bonds - Investment Grade          10.9%
Asset Backed Securities                      6.9%
Cash Equivalents/Receivables                 5.9%
U.S. Treasury Securities                     5.5%
Corporate Bonds - Non-Investment Grade       3.5%
U.S. Government Agencies                     2.3%

TOP 10 HOLDINGS AS OF 12/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Time Warner, Inc.                                        1.8%
 2.  Microsoft Corp.                                          1.8%
 3.  American International Group, Inc.                       1.7%
 4.  Philip Morris Companies, Inc.                            1.4%
 5.  American Online, Inc.                                    1.4%
 6.  MCI WorldCom, Inc.                                       1.4%
 7.  Interpublic Group of Companies, Inc.                     1.4%
 8.  General Electric Co.                                     1.4%

Bonds
-------------------------------------------------------------------
 1.  U.S. Treasury Strip (5.65%) 2019                         2.0%
 2.  U.S. Treasury Note (6.625%) 2007                         1.9%

TEN LARGEST PORTFOLIO CHANGES
FOR THE YEAR ENDED 12/31/98

STOCK ADDITIONS:                STOCK ELIMINATIONS:
America Online, Inc.            Archer-Daniels-Midland Co.
AT & T Corp.                    Cendant Corp.
Endesa S.A. ADR                 Mattel, Inc.
Masco Corp.                     MNBA Corp.
Pharmacia and Upjohn, Inc.      Motorola, Inc.
Sun Microsystems, Inc.          Nabisco Holdings Corp. Class A
Tele-Communications, Inc.       Nuevo Energy Co.
Texas Instruments, Inc.         Schlumberger Ltd.
Unisys Corp.                    Sterling Commerce, Inc.
Wal-Mart Stores, Inc.           U.S. Filter Corp.

FORTIS SERIES FUND: ASSET ALLOCATION SERIES

DESIGNED FOR INVESTORS WHO SEEK TOTAL RETURN FROM A BLEND OF GROWTH POTENTIAL AND CURRENT INCOME. THE PORTFOLIO MANAGERS SELECT A MEDLEY OF U.S. STOCKS, BONDS AND MONEY MARKETS IN PERCENTAGES THAT MAY VARY WITH CURRENT MARKET CONDITIONS.

During the twelve-month period under review, the Asset Allocation portfolio produced a total return of 19.97%. The S&P 500 returned 28.58% during the same period; the Lehman Brothers Aggregate Bond Index advanced 8.67%. This portfolio is currently 65% in equities with the remainder in fixed income. The stock/bond ratio is altered by the Fortis portfolio managers as the investment environment changes.

Presently, the equity portion of the portfolio is most heavily weighted in health care, services and technology. All three of these sectors contributed to the overall performance of the portfolio, while positions in energy detracted from performance. Some well-known names added to the portfolio over the past six months include: Clorox, Chevron, Pfizer, IBM and AT&T.

The fixed income portion of the portfolio benefited slightly from a longer duration of 6.5 years as interest rates were declining towards the end of the year. The 30-year treasury yield dropped to 5.10% at year end, down from a high of 6.08% during the first half of the year. Unfortunately, this rate decline was a response to a "flight to quality" after Russia defaulted on its debt, and the Asian and Latin American economies continued to weaken. The resulting liquidity crisis in the fixed income markets caused corporate and asset-backed securities to limit the performance of the bond portion of the portfolio.

The outlook for economic growth and inflation remain moderate. This should provide a benign environment for the fixed income markets in the months ahead. Higher inflation or lower than expected economic growth could alter this environment so we will carefully monitor these factors so the fixed income portion of the portfolio can be adjusted accordingly. We continue to hold a diversified portfolio which we feel should perform well in the months ahead.

VALUE OF $10,000 INVESTED JANUARY 1, 1989

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  LEHMAN BROTHERS
                                                                          ASSET ALLOCATION
                               AGGREGATE BOND INDEX +    S&P 500 ++            SERIES
          01/01/89                    $10,000              $10,000            $10,000
89                                             $11,453        $13,149                 $12,375
90                                             $12,479        $12,732                 $12,624
91                                             $14,476        $16,621                 $16,113
92                                             $15,548        $17,896                 $17,233
93                                             $17,063        $19,684                 $18,921
94                                             $16,580        $19,941                 $18,862
95                                             $19,643        $27,420                 $23,006
96                                             $20,233        $33,610                 $25,882
97                                             $22,193        $44,789                 $31,120
98                                             $24,117        $58,146                 $37,335
Asset Allocation Series
Average Annual Total Return*
1 Year                                          5 Year        10 Year
+19.97%                                        +14.56%        +14.08%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
  + An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.
 ++  This is an unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                             32.1%
Banks                             13.4%
Oil-Crude Petroleum and Gas       11.6%
Financial Services                10.3%
Telephone Services                 8.6%
Utilities-Electric                 6.6%
Insurance                          5.2%
Health Care Services               3.2%
Automoblie Manufacturers           3.0%
Aerospace and Equipment            2.7%
Chemicals                          2.4%
Cash Equivalents/Receivables       0.9%

TOP 10 HOLDINGS AS OF 12/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Exxon Corp.                                              4.2%
 2.  AT & T Corp.                                             3.3%
 3.  Citigroup, Inc.                                          2.7%
 4.  BankAmerica Corp.                                        2.7%
 5.  BellSouth Corp.                                          2.4%
 6.  Royal Dutch Petroleum Co. NY Shares                      2.4%
 7.  American International Group, Inc.                       2.2%
 8.  Fannie Mae                                               1.9%
 9.  Ford Motor Co.                                           1.8%
10.  Mobil Corp.                                              1.7%

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 12/31/98

ADDITIONS:                      ELIMINATIONS:
Ameritech Corp.                 Bell Atlantic Corp.
AT & T Corp.                    Cincinnati Bell, Inc.
Bank One Corp.                  Crown Cork & Seal Co., Inc.
BankAmerica Corp.               Fort James Corp.
BellSouth Corp.                 General Electric Co.
Exxon Corp.                     International Business
First Union Corp.                Machines, Inc.
Ford Motor Co.                  Pitney Bowes, Inc.
Hewlett-Packard Co.             Raytheon Co. Class B
Morgan Stanley Dean Witter &    SBC Communications, Inc.
 Co.                            Service Corp. International

FORTIS SERIES FUND: VALUE SERIES

DESIGNED FOR INVESTORS WHO LIKE TO DISCOVER QUALITY-GROWTH INVESTMENT OPPORTUNITIES AT "BARGAIN" PRICES. THE PORTFOLIO MANAGERS CHOOSE STOCKS WITH CURRENT PRICES THAT DO NOT NECESSARILY REFLECT THE STOCKS POTENTIAL VALUE.

For the year ending December 31, 1998, the S&P 500 Index advanced 28.58% percent while the Fortis Value Series portfolio returned 9.64% percent. While we were disappointed in this performance, value stocks, in general, performed poorly in 1998.

The fund's primary strategy is to invest in companies with accelerating growth, where we anticipate a company's growth rate to rise over time. To the extent that we cannot find accelerating earnings, we focus on our secondary criteria, inexpensively valued growth. We continue to maintain adequate diversification across market sectors and remain focused on stock selection.

Looking ahead, we see the economy in the late stages of the current expansion and we expect to see slower economic growth. We believe that the health care sector is a logical place for us to invest in this kind of environment because companies in the business of providing goods and services used in the delivery of health care tend to enjoy relatively stable demand.

Rising interest rates or slowing global growth could negatively affect the fund's performance. We continue to monitor the effects of interest rates and the economy on the portfolio's holdings.

We remain focused on investing in accelerating growth or inexpensively valued growth. We believe that this investment philosophy will provide good returns to shareholders for the long term.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                S&P 500***    VALUE SERIES
05/01/96                             $10,000       $10,000
96                                   $11,499       $11,149
97                                   $15,334       $13,962
98                                   $19,716       $15,309
Value Series
Average Annual Total Return*
                                       Since
1 Year                         May 1, 1996**
+9.64%                               +17.30%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                             31.4%
Telephone Services                11.3%
Drugs                              8.6%
Oil-Crude Petroleum and Gas        7.9%
Cash Equivalents/Receivables       6.6%
Financial Services                 6.3%
Natural Gas Transmissions          5.8%
Real Estate Investment Trust       4.7%
Utilities-Electric                 4.5%
Food                               4.5%
Banks                              4.3%
Publishing                         4.1%

TOP 10 HOLDINGS AS OF 12/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  McGraw Hill Companies, Inc.                              3.3%
 2.  SBC Communications, Inc.                                 2.6%
 3.  Enron Corp.                                              2.5%
 4.  Pharmacia and UpJohn, Inc.                               2.2%
 5.  SunAmerica, Inc.                                         2.2%
 6.  Philip Morris Companies, Inc.                            2.1%
 7.  Ameritech Corp.                                          2.0%
 8.  France Telecom S.A. ADR                                  2.0%
 9.  Glaxo Wellcome plc ADR                                   2.0%
10.  AT & T Corp.                                             2.0%

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 12/31/98

STOCK ADDITIONS:                STOCK ELIMINATIONS:
ALLTEL Corp.                    American Express Co.
Chevron Corp.                   American Home Products Corp.
Columbia Energy Group           Fortune Brands, Inc.
Du Pont de Nemours & Co.        Halliburton Co.
Eastman Kodak Co.               Lilly (Eli) & Co., Inc.
Fleet Financial Group, Inc.     Limited, Inc.
France Telecom S.A. ADR         Sonat, Inc.
Frontier Corp.                  Sprint Corp.
Qwest Trends Trust Conv. 5.7%   St. Paul Companies, Inc.
 pfd                            Union Planters Corp.
Readers Digest Association,
 Inc.

FORTIS SERIES FUND: GROWTH & INCOME SERIES

THIS PORTFOLIO OFFERS A SOLUTION TO INVESTORS WHO WANT TO COMBINE CONSERVATIVE GROWTH OPPORTUNITIES WITH INCOME POTENTIAL. IT FOCUSES ON COMPANIES WITH ATTRACTIVE CURRENT DIVIDEND YIELDS RELATIVE TO THE STANDARD AND POOR'S 500 STOCK INDEX. THE PORTFOLIO IS WELL DIVERSIFIED WITH EXPOSURE TO MANY SECTORS OF THE ECONOMY.

During the twelve-month period ending December 31, 1998, the stock market experienced considerable volatility. Concern over slowing international markets influencing the U.S. economy and liquidity concerns in the fixed income markets caused by overextended hedge funds contributed to a substantial down draft in equity prices. Just as quickly, however, the markets recovered as the Federal Reserve eased monetary policy three times during the fall. By year-end, the stock market had recovered to near record highs.

For 1998 as a whole, the Growth and Income Portfolio increased 13.21% compared to 28.58% for the S&P 500. The Growth and Income portfolio has been considerably less volatile than the market due in large part to its emphasis on higher dividend yields. Accordingly, during strong market periods it is likely that this portfolio will lag the market.

We continue to emphasize those companies that we feel give us a good balance between growth of earnings and regular dividend increases with some emphasis on current yield at time of purchase. This combination of growth and rising dividends should prove to be rewarding over time with less volatility than the overall market.

We continue to emphasize telecommunications as the utility sector is our largest industry weighting, which has helped overall performance. The energy sector has also been overweighted which detracted from performance because of pressure on oil prices. We've recently added several prominent names to the portfolio, including Anheuser-Busch, Schering-Plough and AT&T.

Looking ahead, the economic growth and inflation outlook remain moderate. While valuation levels in the equity markets have expanded over the past year, high quality companies with more modest valuations should represent good investment potential in the months ahead.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               S&P 500***   GROWTH & INCOME SERIES
05/02/94                           $10,000                  $10,000
94                                 $10,397                  $10,174
95                                 $14,299                  $13,196
96                                 $17,580                  $16,035
97                                 $23,444                  $20,475
98                                 $30,144                  $23,181
Growth & Income Series
Average Annual Total Return*
                                                              Since
1 Year                                                May 2, 1994**
+13.21%                                                     +19.73%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Spending                 25.7%
Finance                          15.4%
Consumer Discretionary           13.4%
Health Care                      10.7%
Consumer Staples                 10.6%
Utilities                        10.5%
Energy & Related                  6.2%
Basic Industry                    4.2%
Cash
Equivalents/Receivables           1.9%
Other                             1.4%

TOP 10 HOLDINGS AS OF 12/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Microsoft Corp.                                          3.4%
 2.  General Electric Co.                                     3.3%
 3.  Intel Corp.                                              1.9%
 4.  Wal-Mart Stores, Inc.                                    1.8%
 5.  Exxon Corp.                                              1.7%
 6.  Merck & Co., Inc.                                        1.7%
 7.  International Business Machines Corp.                    1.7%
 8.  Coca-Cola Co.                                            1.6%
 9.  Pfizer, Inc.                                             1.6%
10.  Cisco Systems, Inc.                                      1.4%

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 12/31/98

ADDITIONS:                      ELIMINATIONS:
America Online, Inc.            ASARCO, Inc.
Ascend Communications, Inc.     Chrysler Corp.
Carnival Corp.                  DSC Communications Corp.
Coca-Cola Enterprises, Inc.     General Re Corp.
Compuware Corp.                 Giant Food, Inc. Class A
Electronic Data Systems Corp.   Inland Steel Industries, Inc.
Firstar Corp.                   Pennzoil Co.
Providian Financial Corp.       Raytheon Corp. Class A
Safeway, Inc.                   Venator Group, Inc.
Staples, Inc.                   Whitman Corp.

FORTIS SERIES FUND: S&P 500 INDEX SERIES
(SUBADVISED BY DREYFUS)

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR INVESTORS WHO WANT TO EMULATE THE TOTAL RETURN OF THE STANDARD & POOR'S 500 STOCK INDEX.

For the twelve-month period ending December 31 1998, the portfolio realized a total return of 28.11% while the S&P 500 realized a total return of 28.58%.

The Fortis Series S&P 500 Index is designed to passively replicate the large capitalization U.S. equity market as represented by the S&P 500 Index. For the twelve months ending December 31 1998, large capitalization stocks had positive performance, outperforming small capitalization issues.

Among the best performing groups in the S&P 500 Index for the 12 months were stocks of communications companies, retail stores (apparel) and retail stores (general). The Fortis Series S&P 500 Index holds all stocks in direct proportion to their weight in the index.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               S&P 500 INDEX***   S&P 500 INDEX SERIES
05/01/96                                 $10,000                $10,000
96                                       $11,499                $11,429
97                                       $15,334                $15,123
98                                       $19,716                $19,374
S&P 500 Index Series
Average Annual Total Return*
                                           Since
1 Year                             May 1, 1996**
+28.11%                                  +28.12%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                           40.1%
Drugs                            9.1%
Financial Services               8.7%
Computer-Software                8.5%
Banks                            7.1%
Telephone Services               6.1%
Business Services                5.0%
Food                             3.6%
Insurance                        3.5%
Cash
Equivalent/Receivables           3.0%
Health Care Services             2.7%
Electronic - Semiconductor       2.6%

TOP 10 HOLDINGS AS OF 12/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Tyco International Ltd.                                  2.4%
 2.  MCI WorldCom, Inc.                                       2.4%
 3.  Freddie Mac                                              2.2%
 4.  Citigroup, Inc.                                          2.1%
 5.  Microsoft Corp.                                          2.0%
 6.  Wells Fargo Co.                                          1.8%
 7.  Bristol - Myers Squibb Co.                               1.7%
 8.  Danaher Corp.                                            1.5%
 9.  Safeway, Inc.                                            1.5%
10.  Fannie Mae                                               1.4%

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 12/31/98

ADDITIONS:                      ELIMINATIONS:
AirTouch Communications, Inc.   BankBoston Corp.
America Online, Inc.            Federated Department Stores,
Bank of New York Company, Inc.   Inc.
Capital One Financial Corp.     Honeywell, Inc.
CBS Corp.                       Lockheed Martin Corp.
Guidant Corp.                   Mattel, Inc.
Hasbro, Inc.                    Nabisco Holdings Corp. Class A
HBO & Co.                       SLM Holding Corp.
Infinity Broadcasting Corp.     SmithKline Beecham plc ADR
Rite Aid Corp.                  St. Paul Companies, Inc.
                                Tenet Healthcare Corp.

FORTIS SERIES FUND: BLUE CHIP STOCK SERIES
(SUBADVISED BY T. ROWE PRICE)

THE MONEY MANAGERS FOR THIS PORTFOLIO TARGET "BLUE CHIP" COMPANIES WITH LEADING MARKET POSITIONS, SEASONED MANAGEMENT AND STRONG FINANCIAL FUNDAMENTALS. IT IS DESIGNED FOR PEOPLE WHO WANT TO INVEST IN WELL-ESTABLISHED COMPANIES THAT GENERATE CONSISTENT, DURABLE EARNINGS GROWTH WITH THE POTENTIAL FOR ABOVE AVERAGE STOCK PERFORMANCE.

The past 12 months were dramatic for equities, with a harsh third quarter correction sandwiched between a solid first half expansion and a strong rally at the end of the year. Although the U.S. economic picture was respectable, severe economic problems overseas -- continued problems in Asia, Russia's default of its sovereign debt, and the collapse of a prominent global hedge fund -- captured headlines and heightened volatility.

Fortunately, the Federal Reserve (and other world monetary authorities) stepped in by lowering interest rates three times in autumn. Their efforts promoted stability and refocused investor attention on the economy's positive attributes: low unemployment, steady consumer spending and strong earnings at many companies. These trends helped restore blue chip stock performance at the end of the year. Companies with stable growth characteristics, such as consumer stocks and pharmaceuticals, logged the best results. The technology sector also outperformed on the strength of a remarkable rally in Internet stocks.

Although share prices were volatile during the year, the portfolio benefited from holdings in many sectors. The key was our stock picking approach, which emphasized stable earnings, growth characteristics and strong management. These efforts fit well with the market's recent preference for relatively reliable, high-quality investments. Overall the portfolio produced a return of 28.07% versus the S&P 500 return of 28.58%.

Our investment strategy continued to focus on maintaining positions in core holdings as long as the fundamentals remain strong and the valuations are reasonable. Consequently, much of the substantial cash flow the fund received was invested opportunistically in existing holdings.

OUTLOOK

The market faces several challenges, including the persistent risk of a global economic slowdown. Nonetheless, the overall environment for U.S. equities, including inflation, interest rates, mutual fund inflows, and corporate earnings, continues to be positive. On balance, the primary challenge for stock performance may be the fact that stocks have already performed so well and appear expensive by all conventional measures. We believe we can enhance returns and lower risk over time by buying, at reasonable valuations, shares of companies with leading market positions, seasoned management, strong financial fundamentals, and the ability to generate earnings growth regardless of the environment.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 S&P 500***    BLUE CHIP STOCK SERIES
05/01/96                              $10,000                  $10,000
96                                    $11,499                  $11,624
97                                    $15,334                  $14,763
98                                    $19,716                  $18,906
Blue Chip Series Series
Average Annual Total Return*
                                        Since
1 Year                          May 1, 1996**
+28.07%                               +26.96%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United Kingdom                   21.6%
France                           15.3%
Japan                            14.9%
Germany                           9.8%
Sweden                            7.0%
Switzerland                       6.2%
Italy                             6.1%
Spain                             5.9%
Other                             4.2%
Netherlands                       3.5%
Cash
Equivalents/Receivables           3.2%
Australia                         2.3%

TOP 10 HOLDINGS AS OF 12/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Vivendi (France)                                         2.8%
 2.  Zurich Allied AG (Switzerland)                           2.7%
 3.  British Aerospace plc (United Kingdom)                   2.5%
 4.  Telefonica S.A. (Spain)                                  2.5%
 5.  Telecom Italia S. p. A. (Italy)                          2.3%
 6.  San Paolo IMI S. p. A. (Italy)                           2.2%
 7.  Metro AG (Germany)                                       2.1%
 8.  Rhone - Poulenc S.A. (France)                            2.1%
 9.  Argentaria S. A. (Spain)                                 2.0%
10.  Banque Nationale de Paris (France)                       2.0%

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 12/31/98

ADDITIONS:                      ELIMINATIONS:
Allianz Ag                      Credit Suisse Group - Reg
Asahi Breweries Ltd.            Deutsche Bank AG
Broken Hill Proprietary Co.     Dresdner Bank AG
 Ltd.                           Honda Motor Co. Ltd.
Endesa S.A.                     Ito-Yokado Co. Ltd.
NTT Mobile Communications       LucasVarity plc
 Network, Inc.                  Mitsubishi Heavy Industries
Roche Holding AG                 Ltd.
Royal & Sun Alliance Insurance  Novartis AG
 Group plc                      Rank Group plc
Siebe plc                       Royal Dutch Petroleum Co. NY
Siemens AG                       Shares
Suez Lyonnaise des Eaux

FORTIS SERIES FUND: INTERNATIONAL STOCK SERIES
(SUBADVISED BY LAZARD FRERES ASSET MANAGEMENT)

INVESTORS WILLING TO BALANCE THE RISKS AND REWARDS OF INTERNATIONAL STOCK INVESTING OFTEN SELECT THIS PORTFOLIO TO DIVERSIFY AN ESTABLISHED INVESTMENT STRATEGY. IT FOCUSES EXCLUSIVELY ON GROWTH COMPANY STOCKS OUTSIDE OF THE UNITED STATES.

Financial markets in 1998 were highlighted by record high stock markets as well as financial crises, unprecedented corporate consolidation, the possible impeachment of the American President, and the dawn of the European Monetary Union (EMU). Mergers, acquisitions, and restructuring drove equity markets to all time highs in July before a sense of deja vu struck as an emerging market financial crisis sent markets tumbling with indiscriminate selling. In July 1997, the devaluation of the Thai Baht set off the collapse of Southeast Asian currencies and sent a tremor through equity markets globally. 1998's tempest was sparked by the Russian government's default on its Treasury bills (GKOs) coupled with the devaluation of the ruble that triggered margin calls on leveraged investors worldwide. This sharp sell-off caused a ripple effect of further margin calls and forced sales of liquid assets that destabilized both emerging and developed markets. Investors' faith was nearly dashed with the financial near-collapse of the Long-Term Capital Management hedge fund and a rash of corporate profit warnings before three successive U.S. interest rate cuts and a coordinated Europe-wide rate cut restored stability. Corporate activity resumed and investors returned, sending international equity markets up 20.7% during the fourth quarter to end the year ahead 20.0%. Europe rebounded 18.7% in the quarter to post an impressive 28.5% advance for the year, while the Pacific region's 26.1% quarterly jump recouped the losses of the first nine months of the year to ink a 2.4% gain in 1998. The Fortis International Stock Series participated in the fourth quarter rally with a rise to end the year up 16.5% as compared to 20.33% for the MSCI EAFE Index.

Global competition continues forcing companies to alter radically the way they do business. Stock prices and valuations are being driven higher as companies embrace change to improve their return on capital by shedding non-core activities and bolstering main business operations through mergers and acquisitions. The total value of worldwide M&A in 1998 surpassed $2.4 trillion, more than 50% above 1997's record. The January 1, 1999 introduction of EMU provided added impetus for European companies to look past their traditional country borders. In the pharmaceutical industry, Hoechst (Germany) announced plans to split off the remainder of its industrial chemicals businesses, which cleared the way to combine its life sciences operations with Rhone-Poulenc (France). Astra (Sweden) linked with Zeneca (UK) in the largest ever intra-Europe merger. But the biggest actions taken by European companies bridged the Atlantic as well as country borders. Daimler-Benz (Germany) surprised the world with its acquisition of Chrysler (U.S.) to create a global automotive powerhouse. Before investors or even competitors could fully digest the ramifications of the merger, DaimlerChrysler, was already in talks to extend its reach with a stake in Nissan Diesel (Japan's 4th largest truck maker). In the oil industry, historically low commodity prices intensified competition and fuelled consolidation. British Petroleum (UK) made the first major move by purchasing Amoco (U.S.) to join Royal Dutch (Netherlands) and Exxon (U.S.) in the oil industry super league. Exxon upped the ante by announcing the world's largest ever acquisition of Mobil (U.S.), while Royal Dutch responded with massive restructuring plans.

While many have looked outside their own companies for opportunities to strengthen core businesses, others have taken a surgical knife to themselves to unlock value and cut costs. In a stark departure from Siemens' (Germany) past strategy that deemed in-house computer chip production was necessary for a global electronic equipment leader, Siemens announced plans to spin off its semiconductor business. Even the traditionally regional retailing sector is facing global competition. Metro (Germany), the world's second largest retailer behind Wal-Mart, announced the spin off of one-sixth of its diversified retailing operations to refocus on its supermarkets and hypermarkets as European retailers cross national borders.

While the bulk of corporate activity has occurred in Europe and the U.S., Asia seems ripe for change as its economies and companies are struggling to keep pace with their global industry peers. The year began with hopes of Japan finally shaking itself free from recession, but prospects dwindled as proposed government fiscal spending packages appeared insufficient, the rest of Asia continued to falter, and companies reported weak earnings. While further government initiatives are not imminent and the current environment is dreary, some signs of change appear. Companies are finally talking about restructuring, and while most still lack a sense of urgency, some are taking action. Asahi Breweries sold its stake in Torii Pharmaceutical to Japan Tobacco. Promise was actually able to improve underlying operating earnings and created a tie-up with JCB, Japan's largest credit card company, to take advantage of Japanese financial deregulation. In the auto industry, Nissan showed its commitment to restructure by selling its headquarter office buildings and leasing operations, while it prepared to spin-off or sell its automatic transmission business. While it is impossible to forecast, a turnaround exists for value opportunities to present themselves in Japan. However many more Japanese companies must engage in more radical restructuring to generate globally competitive returns for its stock market to end its decade long slide.

Competitive pressures on margins will continue in 1999. Top-line revenues will not be secure as pricing power does not exist and the global outlook remains uncertain. Combined with the January 1st introduction of the EMU, the urge to merge and restructure will remain. M&A activity in the US and Europe may be joined by activity in Asia and Latin America if their economies stabilize facilitating bottom-fishing by foreign investors. Financial crises in each of the last two years have served a notice of caution, but investment opportunities will continue to arise as companies take action to improve their own financial productivity.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                  INTERNATIONAL
                                                        MSCI EAFE***              STOCK SERIES

01/03/95                                                             $10,000                $10,000
95                                                                   $11,155                $11,435
96                                                                   $11,896                $13,038
97                                                                   $12,130                $14,601
98                                                                   $14,596                $17,006
International Stock Series
Average Annual Total Return*
                                                                       Since
1 Year                                                     January 3, 1995**
+16.47%                                                              +14.22%

         Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  *  SEC defined total returns, including
     reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of the stocks of Europe, Australia, and the Far East.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Spending                 30.4%
Consumer Cyclical                15.1%
Finance                          14.2%
Utilities                        10.6%
Health Care                      10.4%
Energy & Related                  5.6%
Basic Industry                    5.0%
Consumer Staples                  4.0%
Cash
Equivalents/Receivables           2.5%
Transportation                    1.7%
Metals-Mining                     0.5%

TOP 10 HOLDINGS AS OF 12/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Compuware Corp.                                          2.1%
 2.  Biogen, Inc.                                             2.0%
 3.  Century Telephone Enterprises, Inc.                      2.0%
 4.  Altera Corp.                                             1.7%
 5.  AFLAC, Inc.                                              1.5%
 6.  Watson Pharmaceuticals, Inc.                             1.5%
 7.  Quintiles Transnational, Corp.                           1.4%
 8.  BEC Energy                                               1.4%
 9.  Linear Technology Corp.                                  1.4%
10.  Maxim Integrated Products, Inc.                          1.4%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/98

ADDITIONS:                      ELIMINATIONS:
AFLAC, Inc.                     AccuStaff, Inc.
Altera Corp.                    Bear Stearns Companies, Inc.
BEC Energy                      FIRSTPLUS Financial Group,
Biogen, Inc.                     Inc.
Century Telephone Enterprises,  GPU, Inc.
 Inc.                           Hormel Foods Corp.
Compuware Corp.                 North Fork Bancorporation,
Linear Technology Corp.          Inc.
Quintiles Transnational, Corp.  PMI Group, Inc.
Watson Pharmaceuticals, Inc.    Provident Financial Group,
                                 Inc.
                                SouthTrust Corp.
                                US Airways Group, Inc.

FORTIS SERIES FUND: MID CAP STOCK SERIES
(SUBADVISED BY DREYFUS)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WISH TO INVEST IN MID CAPITALIZATION COMPANIES THAT HAVE EXCELLENT POTENTIAL GROWTH CHARACTERISTICS BUT ARE REASONABLY PRICED.

For the eight month period ending 12/31/98, the Fortis Series Mid Cap Stock returned -2.89%, while the S&P 400 Midcap Index returned 4.59% over the same period.

Dreyfus employs its disciplined investment process in the management of the Fortis Mid-Cap portfolio. It is designed to maximize stock selection, while neutralizing risks that are not rewarded by the market. The economic sectors are closely managed to the S&P 400 Midcap Index, minimizing industry risk while market risk is neutralized by managing the portfolio's volatility in line with the S&P 400. Stock selection is based upon fourteen fundamentally based factors, which focus both on a stock's valuation and earnings health. These factors are dynamically weighted to capture those characteristics that are preferred by the market in the current environment.

Most of the underperformance of the portfolio compared to the index occurred in October and December when a handful of companies dominated the returns of the benchmark. October was a month where larger and mid capitalization stocks outperformed smaller capitalization stocks. The portfolio had a slightly smaller than benchmark capitalization, causing some underperformance in the month. In addition, a few of our selected securities such as, BMC Software, Steris Corporation and Bowne & Company, experienced negative returns. In December, the return of the Midcap Index was strongly influenced by changes to the Index. One stock, America OnLine, returned 77% in the month accounting for a high percentage of the Index return.

We have seen previous time periods where our quantitative model did not meet our expectations. In the past these have been relatively short lived, and our model has rebounded and allowed us to meet our performance expectations. We remain committed to our fully invested and sector neutral portfolio construction methods.

VALUE OF $10,000 INVESTED MAY 1, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         S&P 400

                         Midcap***   Mid Cap Stock Series
05/01/98                   $10,000                $10,000
98                         $10,536                 $9,711
Mid Cap Stock Series
Total Return*
                                                    Since
                                            May 1, 1998**
                                                   -2.89%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of common stocks that measures the performance of the mid-range sector of the U.S. stock market

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                34.0%
Banks                                14.2%
Real Estate Investment Trust          7.2%
Cash Equivalents/Receivables          6.4%
Telecommunication Equipment           6.2%
Oil and Gas Field Services            5.6%
Medical Supplies                      4.4%
Telecommunications                    4.2%
Closed End Global Country Fund        4.1%
Ship Building, Shipping               3.8%
Shoes and Leather                     3.4%
Consumer Goods                        3.4%
Forest Products                       3.1%

TOP 10 HOLDINGS AS OF 12/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Jones Intercable, Inc. Class A                           3.9%
 2.  Knightsbridge Tankers Ltd.                               3.8%
 3.  CCB Financial Corp.                                      3.6%
 4.  Jostens, Inc.                                            3.4%
 5.  Wolverine World Wide, Inc.                               3.4%
 6.  Federal Signal Corp.                                     3.3%
 7.  Sola International, Inc.                                 2.7%
 8.  Chieftain International, Inc.                            2.4%
 9.  Georgia-Pacific Corp. (Timber Group)                     2.2%
10.  Interim Services, Inc.                                   2.2%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 12/31/98

ADDITIONS:                      ELIMINATIONS:
CCB Financial Corp.             CFM Technologies, Inc.
Chieftain International, Inc.   Federal Realty Investment
Federal Signal Corp.             Trust
Georgia-Pacific Corp. (Timber   Seagull Energy Corp.
 Group)
Interim Services, Inc.
Jones Intercable, Inc. Class A
Jostens, Inc.
Knightsbridge Tankers Ltd.
Sola International, Inc.
Wolverine World Wide, Inc.

FORTIS SERIES FUND: SMALL CAP VALUE SERIES
(SUBADVISED BY BERGER)

THIS PORTFOLIO IS DESIGNED FOR AGGRESSIVE INVESTORS WHO WANT TO INVEST IN SMALL COMPANY STOCKS THAT THE PORTFOLIO MANAGERS BELIEVE ARE SIGNIFICANTLY "UNDERVALUED".

The Small Cap Value portfolio rebounded strongly during the 4th quarter of 1998. Consumer and energy sector holdings were selectively increased based on the fund manager's belief that the market was over-emphasizing what were only temporary problems in fundamentally sound companies. The fund sold several stocks that had appreciated more than 50% since their purchase. For the period of May 1, 1998 to December 31, 1998 the portfolio had a return of -5.48% versus the Russell 2000 index's return of -12.24%

Over the long term, the manager believes small cap stocks can regain their position as the best performing market segment. From 1974 to 1983, and again from 1991 to 1994, small caps outperformed larger caps by a factor of almost two after a period of underperformance. The small cap market may be near a period of similar outperformance and may currently carry much less downside risk for investors than larger caps.

VALUE OF $10,000 INVESTED MAY 1, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        RUSSELL 2000 ***  SMALL CAP VALUE SERIES
05/01/98                         $10,000                 $10,000
98                                $8,814                  $9,452
Small Cap Value Series
Total Return*
                                                           Since
                                                   May 1, 1998**
                                                          -5.48%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 11% of the Russell 3000 Index.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                    39.2%
Other                            12.7%
France                            7.5%
United Kingdom                    6.5%
Japan                             5.9%
Germany                           5.8%
Finland                           5.8%
Netherlands                       4.9%
Italy                             3.3%
Spain                             3.2%
Switzerland                       3.2%
Cash
Equivalents/Receivables           2.0%

TOP 10 HOLDINGS AS OF 12/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Nokia Oyj K Shares (Finland)                             4.6%
 2.  Cisco Systems, Inc. (US)                                 4.1%
 3.  Telefonica de Espana S.A. ADR (Spain)                    2.7%
 4.  SAP AG Systeme Preferred (Germany)                       2.5%
 5.  3Com Corp. (US)                                          2.4%
 6.  Orange plc (United Kingdom)                              2.1%
 7.  Novartis AG (Switzerland)                                2.1%
 8.  Bed Bath & Beyond, Inc. (US)                             2.1%
 9.  Perkin - Elmer Corp. (US)                                2.1%
10.  Synopsys, Inc. (US)                                      1.9%

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 12/31/98

ADDITIONS:.                     ELIMINATIONS:
Axa                             Cendant Corp.
Cadbury Schweppes plc           Deutsche Lufthansa AG
Citrix Systems, Inc.            Disco S.A. ADR
Guidant Corp.                   ENSCO International, Inc.
HypoVereinsbank                 Hong Kong Land Holdings Ltd.
Intuit, Inc.                    Input/Output, Inc.
Mannesmann AG                   Interim Services, Inc.
Sidel                           JBA Holdings plc
Suez Lyonnaise des Eaux         R & B Falcon Corp.
TDK Corp.                       SGL Carbon AG

FORTIS SERIES FUND: GLOBAL GROWTH SERIES

SLIGHTLY MORE AGGRESSIVE GROWTH INVESTORS WHO WANT TO DIVERSIFY AND EXPAND THEIR HORIZONS BEYOND THE UNITED STATES MAY WANT TO CONSIDER THIS HIGHLY DIVERSIFIED PORTFOLIO.

We are pleased to report that during the twelve-month reporting period, from January 1 to December 31, 1998, the Global Growth Series portfolio returned 11.36%. Over the same time period the MSCI World Index returned 24.34%. The outperformance of larger companies continued in 1998 worldwide, fueling the performance of the index. The Global Growth Series has a focus on mid-size growth companies. The performance of the portfolio has lagged the MSCI in recent years due to the aforementioned outperformance of larger companies.

This portfolio's charter is to take advantage of a world of opportunities and invest in stock markets around the world. We look to invest in segments of the world's economy which demonstrate consistently strong levels of growth.

Calendar year 1998 was volatile for all of the world's stock markets due to concerns with economic weakness in Japan/Asia and debt defaults in Russia. These economic issues raised the level of investor concern especially for smaller company and emerging market equities. Large growth oriented equity investments significantly outperformed other stock market sectors in most major markets globally. Major holdings such as Nokia, a Finnish company which is the world leader in cellular phone manufacturer and Cisco Systems (USA), which is a dominant supplier of networking products, were beneficiaries of this trend.

The portfolio is broadly diversified geographically with significant exposure in Europe and the United States. Japan represents an underweighted exposure for the fund, however, we continue to look for appropriate growth opportunities in this depressed economy. Emerging regions remain a minor weighting in the portfolio due to their uncertain economic outlook. The fund historically has invested in mid-sized and larger growth oriented companies.

In the months ahead, we expect the economies of the United States and Europe to continue to benefit from an environment of low inflation and low interest rates. We should also continue to see moderate economic growth. These elements combined create an environment that provides a favorable backdrop for the financial markets.

The outlook for the world's equity markets remains uncertain however due to slowing global economies and worldwide disinflation/deflation. These concerns will likely be offset by lower interest rates and a favorable outlook for global money flows (liquidity) into equity investments. Our focus on companies with exceptional growth characteristics worldwide should result in favorable performance over the long term.

VALUE OF $10,000 INVESTED MAY 1, 1992

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               MSCI WORLD INDEX***   GLOBAL GROWTH SERIES
05/01/92                                    $10,000               $10,000
92                                          $10,236               $11,088
93                                          $12,613               $13,075
94                                          $13,317               $12,685
95                                          $16,156               $16,553
96                                          $18,417               $19,715
97                                          $21,371               $21,059
98                                          $26,670               $23,451
Global Growth Series
Average Annual Total Return*
                                                                    Since
1 Year                                       5 Year         May 1, 1992**
+11.36%                                     +12.39%               +13.63%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                    22.5%
Financial Services                       12.9%
Drugs                                    11.1%
Computer-Communication Equipment          9.8%
Retail-Specialty                          8.3%
Telephone Services                        7.3%
Telecommunications                        6.6%
Banks                                     5.3%
Business Services and Supplies            5.2%
Cash Equivalents/Receivables              4.4%
Retail-Discount Stores                    3.4%
Office Equipment and Supplies             3.2%

TOP 10 HOLDINGS AS OF 12/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Nokia Oyj Corp. ADR Class A                              6.0%
 2.  Dell Computer Corp.                                      5.2%
 3.  AirTouch Communications, Inc.                            5.1%
 4.  Home Depot, Inc.                                         5.0%
 5.  Cisco Systems, Inc.                                      4.5%
 6.  Tyco International Ltd.                                  4.2%
 7.  Pfizer, Inc.                                             3.9%
 8.  Associates First Capital Corp. Class A                   3.9%
 9.  Wal-Mart Stores, Inc.                                    3.4%
10.  EMC Corp.                                                3.2%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 12/31/98

ADDITIONS:                      ELIMINATIONS:
AirTouch Communications, Inc.   Banc One Corp.
Associates First Capital Corp.  Campbell Soup Co.
 Class A                        Chase Manhattan Corp.
Cisco Systems, Inc.             Compaq Computer Corp.
Dell Computer Corp.             Ericsson (L.M.) Telephone Co.
EMC Corp.                        Class B ADR
Home Depot, Inc.                Federated Department Stores,
Nokia Oyj Corp. ADR Class A      Inc.
Pfizer, Inc.                    Halliburton Co.
Tyco International Ltd.         Merrill Lynch & Co., Inc.
Wal-Mart Stores, Inc.           Schlumberger Ltd.
                                United HealthCare Corp.

FORTIS SERIES: LARGE CAP GROWTH SERIES
(SUBADVISED BY ALLIANCE)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WANT TO INVEST IN LARGE CAPITALIZATION, FAST GROWING COMPANIES.

We are pleased to report that over the period May 1, 1998 to December 31, 1998, the portfolio returned 18.61%. The S & P 500 rose 10.79% over the same period. The out-performance versus the index was driven by strong stock selection within our investment process and, especially in the third quarter, our decision to increase holdings in a few stocks that had been over-sold despite intact fundamentals.

In the third quarter, technology, retailing and financials stocks in many instances declined more than 40%. We added to select technology stocks such as Cisco, Dell and Nokia, and retailers like Home Depot, Kohl's and Wal-Mart. Technology companies saw enough demand from U.S. and European markets to offset any weakness in emerging markets. Discount retailers benefit from interest rate cuts and an employed, confident, U.S. consumer. We trimmed certain brokerage and bank stocks as their asset quality was questioned.

Strong performing sectors for the year included technology and retailing where the portfolio is overweight versus the S&P 500. Key technology holdings include Cisco Systems +152% for the year, Dell +255%, Nokia +254%, and Microsoft +117%. Discount retailers produced excellent same store sales and therefore Home Depot +109%, Dayton Hudson +56%, Kohl's +76% and Wal-Mart +108% all performed well. Pharmaceutical stocks were also exceptional performers, showing strong revenue growth and promising new drug pipelines. Significant positions included Bristol Myers Squibb, which was up 41% for the year, Pfizer +67%, Schering Plough +81%, and Warner Lambert +77%. The overweight position in financial stocks hurt performance. Several of these holdings have outperformed the market including American International Group, Federal Home Loan Corporation and MBNA Corporation and continue to be substantial holdings in the portfolio.

Our investment approach is to hold fairly concentrated positions in our top twenty-five holdings. We research these companies thoroughly and then trade around a core position taking advantage of market and individual stock volatility. The investment discipline used in the management of the portfolio has been in place for 21 years and has outperformed the S&P 500 by 4.4% per annum, on average. Stock selection accounts for two-thirds of the out-performance, intra-period trading around core positions accounts for one-third of the out-performance.

The portfolio remains weighted toward industry dominant companies in rapidly growing sectors of the economy. The lack of pricing power for many corporations forces a renewed focus on volume growth and expense control. The technology, retailing, and pharmaceutical stocks within the portfolio have demonstrated an ability to grow earnings in excess of the market as a whole despite minimal pricing power. The financial stocks remaining in the portfolio have also demonstrated consistent earnings power and will likely help dampen the volatility of the portfolio.

We believe that 1999 will be another year of moderate growth for the U.S. and Europe with subdued inflation. Thus, 1999 may be similar to 1998 in many respects. Interest rates should remain low under a vigilant Federal Reserve and European Central Bank. The Southeast Asian crisis appears to be bottoming with painful progress in Korea and Thailand. China's ability to avoid currency devaluation in 1998 is evidence of some strength in its economy. Japan's restructuring of its banking system also appears to be moving forward. Although the potential for a mid-year correction in the stock market related to Year 2000 computer problems is a possibility, we believe any correction will be short lived. We remain concerned about Russian instability and Brazil's financial crisis but would expect the world community to provide sufficient assistance to avoid a dramatic spillover impact elsewhere. With low interest rates around 5% as modest competition for capital and with the aging populations in developed nations increasing savings, U.S. equities should benefit from continued domestic and international fund flows. Under this environment, large company growth stocks should likely outperform again.

VALUE OF $10,000 INVESTED MAY 1, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           S&P 500 ***    LARGE CAP GROWTH SERIES

05/01/98                         $10,000                   $10,000
98                               $11,172                   $11,861
Large Cap Growth Series
Total Return*
                                   Since
                           May 1, 1998**
                                 +18.61%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                              31.7%
Computer-Software                  16.7%
Retail-Specialty                    7.2%
Cash Equivalents/Receivables        6.9%
Drugs                               5.9%
Financial Services                  5.7%
Electronic Components               5.3%
Medical Supplies                    4.7%
Telephone Services                  4.3%
Business Services and
Supplies                            4.0%
Advertising-Public Relations        3.8%
Health Care Services                3.8%

TOP 10 HOLDINGS AS OF 12/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Home Depot, Inc.                                         2.9%
 2.  Solectron Corp.                                          2.9%
 3.  MCI Worldcom, Inc.                                       2.7%
 4.  Cisco Systems, Inc.                                      2.7%
 5.  Inktomi Corp.                                            2.4%
 6.  Watson Pharmaceuticals, Inc.                             2.2%
 7.  Staples, Inc.                                            2.1%
 8.  Waters Corp.                                             2.1%
 9.  Concord EFS, Inc.                                        2.0%
10.  Capital One Financial Corp.                              1.8%

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 12/31/98

ADDITIONS:                      ELIMINATIONS:
Affiliated Computer Services,   ADC
 Inc.                            Telecommunications,
Century Telephone Enterprises,   Inc.
 Inc.                           BMC Software, Inc.
Concord EFS, Inc.               Cendant Corp.
Exodus Communications, Inc.     ENSCO International,
Inktomi Corp.                    Inc.
Outdoor Systems, Inc.           Fannie Mae.
Sofamor Danek Group, Inc.       HBO & Co.
Suiza Foods Corp.               Medtronic, Inc. (with
Waters Corp.                     rights)
Watson Pharmaceuticals, Inc.    Microsoft Corp.
                                R & B Falcon Corp.
                                Tellabs, Inc.

FORTIS SERIES FUND: GROWTH STOCK SERIES

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO SEEK TO REWARD POTENTIAL ENTIRELY THROUGH U.S. EXCHANGE LISTED STOCKS. IT INVESTS IN MEDIUM-SIZED GROWTH COMPANIES THAT MOVED BEYOND THE VENTURE STAGE.

For the year ending December 31, 1998 the Fortis Series Growth Stock Fund had a total return of 19.01%. This compares to a 19.09% return for the S&P 400 Midcap Index and a 28.58% return for the S&P 500 Index. The S&P 400 Midcap Index has become a relevant comparison for the Growth Stock Series, as the portfolio's primary investment focus is mid capitalization stocks, typically those with a market capitalizations between $1 billion and $6 billion.

There are a number of factors which contributed to the performance of the portfolio versus the Midcap Index. The single largest factor was the presence of America Online in the Midcap Index. This stock rose 566% for the year, and contributed 7.11% of the Index's 19.09% total return, an enormous impact from one stock. The portfolio had no position in AOL viewing it as a large capitalization stock. Indeed, AOL was added to the S&P 500 index at the end of the year. On the positive side, the portfolio had a material overweighting in both technology, particularly in software and telecommunication equipment stocks, and in consumer cyclical stocks, mainly retailers. These areas performed extremely well during the year. Technology was the best performing sector and contributed over 70% of the Index's full year return, while consumer cyclicals were the second best performing sector contributing 2.7% of the Index's return. Health care was the third best performer, and the portfolio was overweighted in this area as well. In addition, the portfolio was underweighted in the two worst performing sectors; energy and basic materials, two areas which suffered from weak demand and excess supply.

The Growth Stock Series Fund had a change of portfolio managers in March, and had a substantial modification in the composition of the portfolio as a result. The number of holdings increased from 49 to 83, large weightings in certain individual stocks were greatly reduced, and diversification was significantly increased. These changes were designed to reduce the volatility or overall risk of the portfolio. Additionally, the portfolio became more of a true mid-cap portfolio, as a number of large capitalization holdings were sold, and were replaced by holdings in companies with market capitalizations between $1 and $6 billion. The average market capitalization of the stocks in the portfolio at the end of the year was approximately $3 billion.

The portfolio will maintain a disciplined investment process investing in a well diversified portfolio, with an emphasis on companies with strong earnings growth, upside earnings momentum, and reasonable valuation. We believe this approach offers the best potential for competitive performance.

The stock market outlook for 1999 is somewhat mixed. The U.S. economy remains healthy, inflation is subdued, interest rates are low, and the crisis in Asia appears, at worst, to have bottomed, and in some countries is showing signs of improvement. Corporate profit growth looks to be up mid to high single digits, and the Federal Reserve has demonstrated its willingness to ease in the face of emerging financial problems. Liquidity remains strong with no let-up in the flow of funds into stock funds. Offsetting this good news is the market's high valuation level. The strong rally at the end of 1998 has returned most of the major indices to new highs, and the price/earnings multiple on the S&P 500 at 28 times is at an all time high. 1999 may be a year where the market takes a breather while waiting for the fundamentals to catch up with valuation.

VALUE OF $10,000 INVESTED JANUARY 1, 1989

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               S&P 500**   GROWTH STOCK SERIES
01/01/89                          $10,000              $10,000
89                                $13,162              $13,646
90                                $12,754              $13,224
91                                $16,631              $20,298
92                                $17,896              $20,895
93                                $19,693              $22,730
94                                $19,952              $22,089
95                                $27,441              $28,200
96                                $33,737              $32,830
97                                $44,989              $36,909
98                                $57,845              $43,927
Growth Stock Series
Average Annual Total Return*
1 Year                             5 Year              10 Year
+19.01%                           +14.09%              +15.95%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  An unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                     25.4%
Computer-Software                         23.0%
Health Care Services                       8.0%
Electronic Components                      7.2%
Cash Equivalents/Receivables               6.2%
Financial Services                         5.6%
Drugs                                      5.2%
Educational Services                       5.1%
Retail - Miscellaneous                     4.2%
Business Services and Supplies             4.0%
Telecommunication Equipment                3.2%
Computer - Communication Equipment         2.9%

TOP 10 HOLDINGS AS OF 12/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Mercury Interactive Corp.                                2.2%
 2.  DM Management Co.                                        2.0%
 3.  Insight Enterprises, Inc.                                1.8%
 4.  Sylvan Learning Systems, Inc.                            1.6%
 5.  Level One Communications, Inc.                           1.6%
 6.  Network Appliance, Inc.                                  1.5%
 7.  Incyte Pharmaceutical, Inc.                              1.4%
 8.  Jabil Circuit, Inc.                                      1.4%
 9.  Flextronics International, Ltd.                          1.4%
10.  Medicis Pharmaceutical Corp.                             1.4%

TEN LARGEST PORTFOLIO CHANGES FOR THE YEAR ENDED 12/31/98

ADDITIONS:                      ELIMINATIONS:
DM Management Co.               Acxiom Corp.
Flextronics International Ltd.  American Oncology Resources,
Incyte Pharmaceuticals, Inc.     Inc.
Insight Enterprises, Inc.       Apollo Group, Inc. Class A
Jabil Circuit, Inc.             Bed Bath & Beyond, Inc.
Level One Communications, Inc.  Cisco Systems, Inc.
Medicis Pharmaceutical Corp.    Input/Output, Inc.
Mercury Interactive Corp.       Intermedia Communications,
Network Appliance, Inc.          Inc.
Sylvan Learning Systems, Inc.   Parametric Technology Corp.
                                Petroleum Geo-Services ADR
                                Sterling Commerce, Inc.

FORTIS SERIES FUND: AGGRESSIVE GROWTH SERIES

DESIGNED ESPECIALLY FOR THE MOST AGGRESSIVE, LONG-TERM INVESTOR WHO BELIEVES IN THE ENTREPRENEURIAL OPPORTUNITIES OF AMERICA. THIS PORTFOLIO INVESTS IN SMALLER, EMERGING GROWTH COMPANIES THAT HAVE HIGH UNIT GROWTH RATES FOR THEIR PRODUCTS OR SERVICES.

During 1998 the portfolio significantly outperformed both the Russell 2000 and Russell 2000 growth indices -- the widely used benchmarks for small capitalization portfolios. The portfolio was up 21.17% during the period versus a 2.24% decline for the Russell 2000. Most of the fund's outperformance occurred during the fourth quarter, when the fund gained 36.31% vs. 16.31% for the Russell 2000.

1998 was an extremely volatile year in the market and was especially tough for small cap stocks. The small cap indices significantly underperformed large cap with the Russell 2000 declining 2.24% vs. a 28.58% gain for the S&P 500. Small cap stocks were particularly weak during the well publicized market sell-off this fall as investors flocked to large cap names in search of liquidity and a perceived "flight to quality". The sell-off created an opportunity for the fund to purchase quality growth companies at very attractive prices. The performance of small cap stocks turned significantly after the first Federal Reserve bank interest rate easing this fall. Additionally, third quarter earnings reports demonstrated an acceleration in earnings per share growth for small companies and a decline in growth rates for larger companies, making small stocks even more attractive.

The outperformance of the fund vs. its benchmark during the period is attributable to excellent stock selection, especially in the technology area. Flextronics Inc., a contract manufacturer for various technology companies was up 141%, DM Management, a catalogue retailer was up 135% and Applied Microcircuits, a semi-conductor company which supplies to the telecommunications sector was up 128%.

Going forward, we expect small cap stocks to perform well, given the current attractive relative valuations. We expect performance to be driven by continued strong earnings reports and a favorable interest rate environment. We are confident that the market will begin to recognize the relative superior earnings growth of small cap stocks by rewarding them with higher valuations.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                S&P 500***    AGGRESSIVE GROWTH SERIES
          05/02/94               $10,000              $10,000
94                                   $10,397                    $9,811
95                                   $14,299                   $12,743
96                                   $17,580                   $13,718
97                                   $23,444                   $13,913
98                                   $30,144                   $16,858
Aggressive Growth Series
Average Annual Total Return*
                                       Since
1 Year                         May 2, 1994**
+21.17%                              +11.84%

         Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  *  SEC defined total returns, including
     reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

FORTIS SERIES FUND, INC.
MONEY MARKET SERIES
Schedule of Investments
December 31, 1998

SHORT-TERM INVESTMENTS - 100.11%

--------------------------------------------------------------------------------
                                                                                          Standard
                                                                                          & Poor's
    Principal                                                              Maturity        Rating
     Amount                                                      Yield       Date        (unaudited)      Value (a)
   -----------                                                   ------    ---------   ---------------   ------------
                 BANKS-16.81%
   $3,472,000    Banc One Funding Corp. (c)...................   5.43%     01/29/99              A1      $ 3,457,232
    3,500,000    Deutsche Bank AG.............................   5.35%     02/16/99              A1        3,476,193
    1,300,400    First Union National Bank....................   5.40%     02/01/99              A1        1,294,366
    1,083,000    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit...............................   5.03%     01/01/99             A1+        1,083,000
    3,700,000    Wells Fargo Corp.............................   5.21%     03/31/99              A1        3,653,102
                                                                                                         ------------
                                                                                                          12,963,893
                                                                                                         ------------
                 BROKERAGE AND INVESTMENT-8.12%
    1,000,000    Merrill Lynch & Co., Inc.....................   5.15%     02/12/99             A1+          994,028
    2,500,000    Merrill Lynch & Co., Inc.....................   5.16%     03/18/99             A1+        2,473,264
    2,800,000    Morgan Stanley Dean Witter Corp..............   5.71%     01/20/99              A1        2,791,476
                                                                                                         ------------
                                                                                                           6,258,768
                                                                                                         ------------
                 CAPTIVE AUTO FINANCE-8.15%
    2,800,000    Ford Motor Credit Corp.......................   5.69%     01/11/99              A1        2,795,312
      500,000    General Motors Acceptance Corp...............   5.28%     03/19/99              A1          494,453
    3,000,000    General Motors Acceptance Corp...............   5.42%     01/15/99              A1        2,993,438
                                                                                                         ------------
                                                                                                           6,283,203
                                                                                                         ------------
                 CAPTIVE EQUIPMENT FINANCE-12.53%
      800,000    IBM Credit Corp..............................   5.42%     01/08/99              A1          799,058
    2,800,000    IBM Credit Corp..............................   5.64%     01/11/99              A1        2,795,337
    3,300,000    John Deere Capital Corp......................   5.22%     03/05/99              A1        3,270,197
    2,800,000    PACCAR Financial Corp........................   5.68%     01/13/99             A1+        2,794,489
                                                                                                         ------------
                                                                                                           9,659,081
                                                                                                         ------------
                 CAPITIVE OIL FINANCE-2.58%
    2,000,000    Chevron Oil USA, Inc.........................   5.33%     01/25/99              A1        1,992,778
                                                                                                         ------------
                 CONSUMER FINANCE-15.28%
    3,500,000    American Express Credit Corp.................   5.26%     01/04/99              A1        3,497,997
    3,600,000    American General Finance.....................   5.16%     01/22/99              A1        3,588,956
    3,100,000    Commercial Credit Corp.......................   5.30%     01/12/99              A1        3,094,647
    1,600,000    Household Finance Corp.......................   5.24%     01/19/99              A1        1,595,693
                                                                                                         ------------
                                                                                                          11,777,293
                                                                                                         ------------
                 DIVERSIFIED FINANCE-16.25%
    3,054,000    Associates Corp. Master Variable Rate Note...   4.69%     01/01/99             A1+        3,054,000
    3,200,000    CIT Group, Inc...............................   5.27%     01/27/99              A1        3,187,616
    3,100,000    General Electric Capital Corp................   5.45%     01/14/99             A1+        3,093,635
    3,200,000    Prudential Funding Corp......................   5.25%     01/06/99              A1        3,197,275
                                                                                                         ------------
                                                                                                          12,532,526
                                                                                                         ------------
                 FOOD-3.85%
    3,000,000    Kellogg Co...................................   5.11%     03/11/99              A1        2,970,542
                                                                                                         ------------
                 OIL-REFINING-4.38%
    3,400,000    Texaco, Inc..................................   5.16%     02/23/99              A1        3,374,398
                                                                                                         ------------
                 UTILITIES-ELECTRIC-12.16%
    1,600,000    CSW Credit Inc...............................   5.39%     03/12/99             A1+        1,583,654
    1,100,000    CSW Credit Inc...............................   5.55%     01/07/99              A1        1,098,851
    3,300,000    Duke Energy Corp.............................   5.25%     01/15/99              A1        3,292,919
    3,400,000    Wisconsin Electric Fuel Trust................   5.20%     01/05/99             A1+        3,397,592
                                                                                                         ------------
                                                                                                           9,373,016
                                                                                                         ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $77,185,498) (b)...........................                                           $77,185,498
                                                                                                         ------------
                                                                                                         ------------

 (a) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (b) Also represents cost for federal income tax purposes.
 (c) Commercial paper sold within the terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". This security has been determined to be liquid under the guidelines established by the Board of Directors. The aggregate value of this security at December 31, 1998, was $3,457,232, which represents 4.48% of total net assets.

FORTIS SERIES FUND, INC.
U.S. GOVERNMENT SECURITIES SERIES
Schedule of Investments
December 31, 1998

U.S. GOVERNMENT SECURITIES-97.49%

--------------------------------------------------------------------------------
    Principal                                                                         Market
      Amount                                                        Cost (a)         Value (b)
   ------------                                                   -------------    -------------
                  FEDERAL HOME LOAN MORTGAGE CORPORATION-3.27%
                  MORTGAGE BACKED SECURITIES:
   $ 2,805,826    5.50% 2001...................................   $   2,783,372    $   2,792,675
        12,177    11.25% 2015..................................          13,247           13,521
                                                                  -------------    -------------
                                                                      2,796,619        2,806,196
                                                                  -------------    -------------
                  NOTES:
     2,000,000    6.75% Global 2006............................       2,055,189        2,185,276
                                                                  -------------    -------------
                  TOTAL FEDERAL HOME LOAN MORTGAGE
                    CORPORATION................................       4,851,808        4,991,472
                                                                  -------------    -------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION -
                  26.81%
                  MORTGAGE BACKED SECURITIES:
     4,700,000    5.50% 2014 (e)...............................       4,635,375        4,642,298
     1,300,000    5.835% 2008..................................       1,315,297        1,315,387
     4,420,530    6.00% 2013...................................       4,432,900        4,426,056
     1,938,325    6.20% 2006...................................       1,945,291        1,994,597
       792,257    6.36% 2008...................................         791,080          827,110
     1,833,251    6.48% 2008...................................       1,850,355        1,927,900
     4,166,167    6.50% 2013-2028..............................       4,156,409        4,207,531
       742,867    6.54% 2007...................................         755,743          784,129
     1,308,769    6.63% 2005...................................       1,344,649        1,374,613
     5,849,783    7.00% 2003-2028..............................       5,901,251        5,965,544
     2,290,408    7.50% 2023...................................       2,356,973        2,351,248
       154,755    8.50% 2017...................................         158,230          162,106
       113,644    9.00% 2020-2021..............................         113,421          120,108
       719,934    9.75% 2020...................................         776,629          773,303
                                                                  -------------    -------------
                                                                     30,533,603       30,871,930
                                                                  -------------    -------------
                  NOTES:
     2,000,000    6.18% 2001...................................       2,019,679        2,048,622
     1,340,000    6.48% 2007...................................       1,434,537        1,450,495
     3,935,000    6.58% 2007...................................       3,926,549        4,286,415
     2,020,000    7.15% 2007...................................       2,183,248        2,274,831
                                                                  -------------    -------------
                                                                      9,564,013       10,060,363
                                                                  -------------    -------------
                  TOTAL FEDERAL NATIONAL MORTGAGE ASSOCATION...      40,097,616       40,932,293
                                                                  -------------    -------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
                  7.32%
                  MORTGAGE BACKED SECURITIES:
     7,108,982    7.50% 2027...................................       7,156,090        7,328,934
     1,585,032    9.00% 2020...................................       1,660,321        1,691,031
     2,007,905    9.50% 2018-2021..............................       2,081,425        2,153,008
                                                                  -------------    -------------
                  TOTAL GOVERNMENT NATIONAL MORTGAGE
                    ASSOCIATION................................      10,897,836       11,172,973
                                                                  -------------    -------------
                  OTHER DIRECT FEDERAL OBLIGATIONS - 25.43%
                  FEDERAL FARM CREDIT BANK:
     5,000,000    5.70% 2001...................................       5,016,811        5,071,605
                                                                  -------------    -------------
                  FEDERAL HOME LOAN BANK:
     3,350,000    5.60% 2001...................................       3,339,842        3,389,496
     2,100,000    5.61% 2001...................................       2,127,137        2,128,209
     1,075,000    5.75% 2001...................................       1,074,074        1,091,584
     2,500,000    5.925% 2000..................................       2,502,446        2,538,095
     7,895,000    7.31% 2004...................................       7,912,910        8,676,479
                                                                  -------------    -------------
                                                                     16,956,409       17,823,863
                                                                  -------------    -------------

FORTIS SERIES FUND, INC.
U.S. GOVERNMENT SECURITIES SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                         Market
      Amount                                                        Cost (a)         Value (b)
   ------------                                                   -------------    -------------
                  TENNESSEE VALLEY AUTHORITY:
   $15,000,000    6.375% Global 2005...........................   $  14,475,281    $  15,928,455
                                                                  -------------    -------------
                  TOTAL OTHER DIRECT FEDERAL OBLIGATIONS.......      36,448,501       38,823,923
                                                                  -------------    -------------
                  OTHER GOVERNMENT AGENCIES - 2.51%
                  RESOLUTION FUNDING CORPORATION:
     9,000,000    7.96% Zero Coupon Strip 2014 (d).............       2,734,629        3,832,551
                                                                  -------------    -------------
                  U.S. TREASURY SECURITIES - 32.15%
                  BONDS:
    16,450,000    5.10% 2009 Zero Coupon Strip (d).............       9,517,445        9,468,933
       800,000    5.59% 2022 Zero Coupon Strip (d).............         214,552          216,151
     6,220,000    5.61% 2018 Zero Coupon Strip (d).............       2,071,770        2,068,704
    17,135,000    5.83% 2019 Zero Coupon Strip (d).............       5,394,173        5,608,782
     4,490,000    8.125% 2021..................................       5,847,102        6,069,643
                                                                  -------------    -------------
                                                                     23,045,042       23,432,213
                                                                  -------------    -------------
                  NOTES:
     6,450,000    5.50% 2003...................................       6,664,486        6,655,594
     4,100,000    5.625% 1999..................................       4,096,423        4,132,033
     5,825,000    6.125% 2001..................................       5,760,379        6,059,823
     8,065,000    6.375% 2000..................................       8,124,587        8,246,462
       500,000    6.625% 2007..................................         562,388          562,344
                                                                  -------------    -------------
                                                                     25,208,263       25,656,256
                                                                  -------------    -------------
                  TOTAL U.S. TREASURY SECURITIES...............      48,253,305       49,088,469
                                                                  -------------    -------------
                  TOTAL U.S. GOVERNMENT SECURITIES.............   $ 143,283,695    $ 148,841,681
                                                                  -------------    -------------
                                                                  -------------    -------------

SHORT-TERM INVESTMENTS-5.03%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (b)
   -----------                                                   -------------
                 BANKS-1.19%
   $1,812,000    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.03%........   $   1,812,000
                                                                 -------------
                 DIVERSIFIED FINANCE-0.45%
      690,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 4.69%......................         690,000
                                                                 -------------
                 U.S. GOVERNMENT AGENCY-3.39%
    5,200,000    Federal Home Loan Mortgage Corp., 5.23%,
                   1-25-1999..................................       5,181,547
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................       7,683,547
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $150,967,242) (a)..........................   $ 156,525,228
                                                                 -------------
                                                                 -------------

 (a) At December 31, 1998, the cost of securities for federal income tax purposes was $151,170,135 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $5,462,844
Unrealized depreciation..........................................    (107,751)
-----------------------------------------------------------------------------
Net unrealized appreciation......................................  $5,355,093
-----------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) The interest rate disclosed for this security represents the effective yield on the date of acquisition.
 (e) The cost of securities purchased on a when-issued basis at December 31, 1998, was $4,635,375.

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES
Schedule of Investments
December 31, 1998

COMMON STOCKS AND WARRANTS - 0.11%

--------------------------------------------------------------------------------
                                                                                 Market
   Shares                                                      Cost (b)         Value (c)
   -------                                                   -------------    -------------
             CONSUMER GOODS - 0.11%
    1,000    Iridium LLC/Capital Corp. (Warrants) (a)
               (e)........................................   $      96,501    $     132,000
                                                             -------------    -------------

ASSET BACKED SECURITIES - 18.24%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 COMMERCIAL LOANS - 9.67%
   $  409,913    DLJ Mortgage Acceptance Corp., 7.28% Ser
                   1996-CF1 Class A-1A 3-13-2028 (e)..........          AAA     $     412,916    $     427,478
    1,250,000    First Union-Lehman Brothers Commercial
                   Mortgage, 7.30% Ser 1997-C1 Class A2
                   12-18-2006.................................         Aaa*         1,261,503        1,347,000
      637,857    GS Mortgage Securities Corp. II Protective
                   Life, 7.02% Ser 1996-PL Class A1
                   3-1-2026...................................         Aaa*           637,817          675,434
      690,325    J.P. Morgan Commercial Mortgage Finance
                   Corp., 6.47% Ser 1996-C2 Class A
                   11-25-2027.................................          AAA           695,149          703,600
      760,909    Merrill Lynch Mortgage Investors, Inc., 6.76%
                   Variable Rate Ser 1995-C3 Class A1
                   12-26-2025.................................          AAA           741,136          780,434
    1,400,000    Merrill Lynch Mortgage Investors, Inc., 7.42%
                   Ser 1996-C1 Class B 4-25-2028..............           AA         1,365,552        1,491,266
    1,000,000    Midland Realty Acceptance Corp., 7.76% Ser
                   1996-C1 Class B 7-25-2008..................           AA         1,008,711        1,099,010
    1,650,000    Mortgage Capital Funding, Inc., 7.90% Ser
                   1996-MC1 Class B 2-15-2006.................          AA+         1,663,753        1,803,681
    2,000,000    Nationslink Funding Corp., 7.52% Ser 1996-1
                   Class A2 7-20-2005.........................          AAA         2,001,959        2,135,100
      643,335    Nationslink Funding Corp., 7.53% Ser 1996-1
                   Class A1 9-20-2002.........................          AAA           647,452          673,848
                                                                                -------------    -------------
                                                                                   10,435,948       11,136,851
                                                                                -------------    -------------
                 HOUSING - 1.13%
      750,000    Money Store Home Improvement Trust, 7.41% Ser
                   1997-1 Class M1 5-15-2017..................           AA           752,941          782,694
      500,000    Money Store Residential Trust, 7.09%
                   1997-I-M1 7-15-2016........................           AA           499,924          515,194
                                                                                -------------    -------------
                                                                                    1,252,865        1,297,888
                                                                                -------------    -------------
                 MANUFACTURED HOMES - 2.90%
    1,800,000    Green Tree Financial Corp., 7.20% Ser 1993-4
                   Class B1 1-15-2019.........................        Baa3*         1,787,613        1,785,726
    1,500,000    Green Tree Financial Corp., 7.65% Ser 1994-1
                   Class A5 4-15-2019.........................         Aa2*         1,494,141        1,558,614
                                                                                -------------    -------------
                                                                                    3,281,754        3,344,340
                                                                                -------------    -------------
                 MISCELLANEOUS - 0.12%
      134,809    Fifth Third Auto Grantor Trust, 6.70% Ser
                   1996-B Class B 3-15-2002...................            A           134,750          136,045
                                                                                -------------    -------------
                 MULTI-FAMILY LOANS - 3.65%
    2,150,000    DLJ Mortgage Acceptance Corp., 8.50%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1994-MF4 Class A2 4-18-2001................            A         2,172,072        2,198,138
    1,500,000    DLJ Mortgage Acceptance Corp., 8.80%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1993-12 Class B1 9-18-2003.................           NR         1,473,750        1,531,695
      591,082    Fund America Structured Transactions, L.P.,
                   Collateralized Note, 8.34% Ser 1996-1 Class
                   A Principal Only 1-1-2033 (f)(h)...........        Baa3*           448,996          472,866
                                                                                -------------    -------------
                                                                                    4,094,818        4,202,699
                                                                                -------------    -------------
                 WHOLE LOAN RESIDENTIAL - 0.77%
      866,398    Mid-State Trust, 7.54% Ser 6 Class A3
                   7-1-2035...................................           AA           865,861          891,402
                                                                                -------------    -------------
                 TOTAL ASSET BACKED SECURITIES................                  $  20,065,996    $  21,009,225
                                                                                -------------    -------------
                                                                                -------------    -------------

CORPORATE BONDS-INVESTMENT GRADE - 45.67%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 AEROSPACE AND EQUIPMENT - 1.36%
   $  500,000    Lockheed Martin Corp., 7.65% Deb 5-1-2016....         BBB+     $     502,777    $     560,366
    1,000,000    Raytheon Co., 5.70%, 11-1-2003...............          BBB         1,004,271        1,000,782
                                                                                -------------    -------------
                                                                                    1,507,048        1,561,148
                                                                                -------------    -------------

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

CORPORATE BONDS-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 AIRLINES - 1.47%
   $1,300,000    Delta Airlines, 10.50% Pass Thru Certificate
                   4-30-2016..................................          BBB     $   1,575,166    $   1,690,390
                                                                                -------------    -------------
                 BANKS - 7.46%
      750,000    Banco Santiago S.A., 7.00% Sub Note
                   7-18-2007..................................          BBB           743,984          628,484
    1,500,000    Bank Austria AG, 7.25% Sub Note 2-15-2017
                   (f)........................................          AA+         1,497,280        1,532,757
    1,000,000    CoreStates Capital Corp., 6.75% Medium Term
                   Note 11-15-2006............................            A         1,006,701        1,044,857
    1,500,000    Keystone Financial Funding Corp., 7.30%
                   Medium Term Note 5-15-2004.................         BBB+         1,497,018        1,594,098
    1,000,000    Republic NY Capital I, 7.75% 11-15-2026......           A+           969,430        1,086,041
    1,100,000    Republic NY Capital II, 7.53% 12-4-2026......           A+         1,053,655        1,165,358
      500,000    St. Paul Bancorp, Inc., 7.125% Sr Note
                   2-15-2004..................................         BBB-           498,200          522,422
    1,000,000    US Bancorp., 6.00% Sub Note 10-15-2003.......            A           998,260        1,022,144
                                                                                -------------    -------------
                                                                                    8,264,528        8,596,161
                                                                                -------------    -------------
                 BROKERAGE AND INVESTMENT - 4.00%
    1,500,000    Bear Stearns Capital Trust I, 7.00% Variable
                   Rate Bond 1-15-2027........................          BBB         1,499,148        1,504,798
      500,000    Donaldson, Lufkin & Jenrette, 6.50% Note
                   6-1-2008...................................           A-           498,010          501,584
    1,500,000    Lehman Brothers Holdings, Inc., 7.375% Sr
                   Note 5-15-2004.............................            A         1,495,212        1,557,855
    1,000,000    Salomon, Inc., 6.875% Sr Note 12-15-2003.....            A         1,030,956        1,039,885
                                                                                -------------    -------------
                                                                                    4,523,326        4,604,122
                                                                                -------------    -------------
                 CABLE TELEVISION - 1.72%
    1,000,000    Comcast Cable Communications, Inc., 8.50%
                   Note 5-1-2027 (with rights)................         BBB-           998,313        1,193,553
      750,000    Cox Communications, Inc., 6.95% 1-15-2028....           A-           747,244          782,293
                                                                                -------------    -------------
                                                                                    1,745,557        1,975,846
                                                                                -------------    -------------
                 CAPTIVE AUTO FINANCE - 2.19%
    2,000,000    General Motors Acceptance Corp., 5.875% Sr
                   Sub Deb 1-22-2003..........................            A         1,994,435        2,015,426
      500,000    Toyota Motor Credit, 5.625% Note
                   11-13-2003.................................          AAA           499,204          502,413
                                                                                -------------    -------------
                                                                                    2,493,639        2,517,839
                                                                                -------------    -------------
                 CHEMICALS - 0.39%
      500,000    Equistar Chemical, 7.55% 2-15-2026...........         BBB-           481,199          455,210
                                                                                -------------    -------------
                 DIVERSIFIED FINANCE - 1.10%
    1,250,000    AT&T Capital Corp., 7.50% 11-15-2000.........          BBB         1,248,912        1,270,832
                                                                                -------------    -------------
                 ENERGY - 0.66%
      750,000    NGC Corp. Capital Trust, 8.32% 6-1-2027......          BBB           750,000          765,278
                                                                                -------------    -------------
                 FINANCE COMPANIES - 2.23%
    1,250,000    Homeside Lending, Inc., 6.875% Medium Term
                   Note 6-30-2002.............................           A+         1,249,697        1,282,801
    1,250,000    Prudential Insurance Co., 6.375% Sr Note
                   7-23-2006 (e)..............................           A+         1,244,702        1,287,156
                                                                                -------------    -------------
                                                                                    2,494,399        2,569,957
                                                                                -------------    -------------
                 FOOD SERVICE - 0.89%
    1,000,000    Sysco Corp., 6.50% 8-1-2028..................          AA-           996,865        1,028,743
                                                                                -------------    -------------
                 FOREIGN-GOVERNMENT - 2.87%
    1,000,000    Alberta (Province of), 4.875% 10-29-2003.....          AA+           996,648          987,830
    1,000,000    Canada (Government of), 5.25% 11-5-2008......          AA+           999,773        1,006,340
    1,250,000    Poland (Republic of), 7.125% Yankee Bond
                   7-1-2004...................................         BBB-         1,244,745        1,309,375
                                                                                -------------    -------------
                                                                                    3,241,166        3,303,545
                                                                                -------------    -------------
                 FOREST PRODUCTS - 0.44%
      500,000    Fort James Corp., 6.50% Sr Note 9-15-2002....         BBB-           499,527          509,516
                                                                                -------------    -------------
                 HOUSING - 1.32%
    1,500,000    Masco Corp., 6.625% 4-15-2018................           A-         1,497,922        1,520,157
                                                                                -------------    -------------
                 LEASING - 0.44%
      500,000    Ryder System, Inc., 6.60% Note 11-15-2005....         BBB+           499,833          507,615
                                                                                -------------    -------------
                 MEDIA - 1.05%
    1,000,000    News America Holdings, 8.875% Deb
                   4-26-2023..................................         BBB-           992,613        1,209,937
                                                                                -------------    -------------

--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 NATURAL GAS TRANSMISSIONS - 1.58%
   $1,000,000    Tennessee Gas Pipeline, 7.50% Bond
                   4-1-2017...................................          BBB     $     984,675    $   1,064,733
      750,000    Trans-Canada Pipelines Ltd., 7.06% Note
                   10-14-2025.................................           A-           750,000          753,289
                                                                                -------------    -------------
                                                                                    1,734,675        1,818,022
                                                                                -------------    -------------
                 OIL-EQUIPMENT WELLS AND SERVICES - 0.43%
      500,000    Petroleum Geo-Services, 7.125% Sr Note
                   3-30-2028..................................          BBB           498,561          490,592
                                                                                -------------    -------------
                 OIL-REFINING - 2.71%
    1,500,000    Coastal Corp., 7.42% Note 2-15-2037..........         BBB-         1,427,275        1,556,415
    1,500,000    Tosco Corp., 7.80% 1-1-2027..................         BBB-         1,498,351        1,568,826
                                                                                -------------    -------------
                                                                                    2,925,626        3,125,241
                                                                                -------------    -------------
                 REAL ESTATE - 0.82%
    1,000,000    Meditrust, 7.82% Note 9-10-2026..............        Baa3*         1,000,000          950,454
                                                                                -------------    -------------
                 SUPRANATIONAL - 0.86%
    1,000,000    Corp Andina de Fomento, 7.10% Yankee Bond
                   2-1-2003...................................         BBB+           999,577          986,456
                                                                                -------------    -------------
                 TELECOMMUNICATIONS - 2.51%
    1,000,000    360 Communications Co., 7.50% Sr Note
                   3-1-2006...................................            A           998,180        1,101,449
    1,000,000    Sprint Capital Corp., 6.125% 11-15-2008......           A-           999,267        1,020,353
      750,000    U.S. West Capital Funding, Inc., 6.50%
                   11-15-2018.................................           A-           745,708          768,288
                                                                                -------------    -------------
                                                                                    2,743,155        2,890,090
                                                                                -------------    -------------
                 TELEPHONE SERVICES - 3.32%
    1,500,000    Century Telephone Enterprises, Inc., 6.15%
                   1-15-2005..................................         BBB+         1,497,979        1,530,002
    2,000,000    GTE Corp., 7.51% Note 4-1-2009...............            A         1,985,327        2,295,912
                                                                                -------------    -------------
                                                                                    3,483,306        3,825,914
                                                                                -------------    -------------
                 UTILITIES-ELECTRIC - 3.85%
    1,000,000    Detroit Edison Co., 5.90% Ser J 4-16-2001....           A-         1,007,631        1,008,200
    1,500,000    Empresa Nacional de Electricidad, 7.325%
                   Yankee Bond 2-1-2037.......................           A-         1,500,000        1,378,394
      750,000    Puget Sound Energy, Inc., 7.02% Medium Term
                   Note 12-1-2027.............................           A-           750,000          776,408
    1,250,000    Texas Utilities Electric Capital V, 8.175%
                   1-30-2037..................................          BBB         1,250,000        1,269,828
                                                                                -------------    -------------
                                                                                    4,507,631        4,432,830
                                                                                -------------    -------------
                 TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                  $  50,704,231    $  52,605,895
                                                                                -------------    -------------
                                                                                -------------    -------------

CORPORATE BONDS-NON-INVESTMENT GRADE - 12.09%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 BROADCASTING - 0.46%
   $  500,000    Sinclair Broadcasting Group, Inc., 10.00% Sr
                   Sub Note 9-30-2005.........................            B     $     500,000    $     530,000
                                                                                -------------    -------------
                 CABLE TELEVISION - 1.99%
    1,008,177    Australis Media Ltd., Sr Sub Disc Note
                   5-15-2003 (Zero coupon through 5-15-2000,
                   thereafter 15.75) (a) (e)..................            D           796,220               10
    1,000,000    CSC Holdings, Inc., 10.50% Sr Sub Deb
                   5-15-2016..................................          BB-         1,014,435        1,175,000
    1,000,000    Lenfest Communications, 8.25% Sr Sub Note
                   2-15-2008..................................          BB-           997,429        1,042,500
      500,000    Wireless One, Inc., 13.00% Sr Note
                   10-15-2003.................................         CCC+           491,170           75,000
                                                                                -------------    -------------
                                                                                    3,299,254        2,292,510
                                                                                -------------    -------------
                 COMPUTER-HARDWARE - 1.01%
    1,000,000    Unisys Corp., 11.75% Sr Note 10-15-2004......          BB-         1,074,077        1,160,000
                                                                                -------------    -------------
                 ENERGY - 0.80%
    1,000,000    Energy Corp. of America, 9.50% Sr Sub Note
                   5-15-2007..................................            B         1,000,000          925,000
                                                                                -------------    -------------
                 ENERGY & RELATED - 0.69%
      750,000    Speedway Motorsports, Inc., 8.50% Sr Sub Deb
                   8-15-2007..................................           B+           755,942          791,250
                                                                                -------------    -------------

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

CORPORATE BONDS-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 FOREIGN-GOVERNMENT - 0.34%
   $  500,000    United Mexican States, 6.25% Ser W-B Secured
                   Note 12-31-2019............................           BB     $     377,387    $     389,050
                                                                                -------------    -------------
                 MEDICAL SUPPLIES - 0.46%
      500,000    Maxxim Medical, 10.50% Sr Sub Note
                   8-1-2006...................................            B           547,327          532,500
                                                                                -------------    -------------
                 RESTAURANTS AND FRANCHISING - 0.27%
      300,000    Tricon Global Restaurants, Inc., 7.65% Sr
                   Note 5-15-2008.............................           BB           299,355          313,604
                                                                                -------------    -------------
                 STEEL AND IRON - 0.59%
      750,000    Weirton Steel Corp., 11.375% Sr Note
                   7-1-2004...................................            B           794,289          675,000
                                                                                -------------    -------------
                 TELECOMMUNICATIONS - 2.67%
      500,000    Intermedia Communications, Inc., 8.50% Sr
                   Note 1-15-2008.............................            B           512,262          475,000
      500,000    Nextel Communications, Inc., 9.58% Sr Disc
                   Note 9-15-2007 (Zero coupon through
                   9-15-2002, thereafter 10.65%) (g)..........         CCC+           347,672          318,750
      150,000    Omnipoint Corp., 11.625% Sr Note Ser A
                   8-15-2006..................................         CCC+           146,436          104,250
      750,000    Qwest Communications International, Inc.,
                   7.25% Sr Note 11-1-2008 (e)................          BB+           750,000          765,000
    1,000,000    Rogers Cantel, Inc., 9.375% Sr Secured Deb
                   6-1-2008...................................          BB+         1,059,333        1,055,000
      500,000    Winstar Communications, Inc., 9.83% Sr Disc
                   Note 10-15-2005 (Zero coupon through
                   10-15-2000, thereafter 14.00%) (g).........         CCC+           440,477          355,000
                                                                                -------------    -------------
                                                                                    3,256,180        3,073,000
                                                                                -------------    -------------
                 TEXTILE MANUFACTURING - 0.94%
    1,000,000    Pillowtex Corp., 10.00% Sr Sub Note
                   11-15-2006.................................           B+         1,048,055        1,080,000
                                                                                -------------    -------------
                 TRANSPORTATION -- 0.98%
    1,000,000    Greyhound Lines, Inc., 11.50% Sr Note
                   4-15-2007..................................           B-         1,074,786        1,135,000
                                                                                -------------    -------------
                 UTILITIES-ELECTRIC - 0.89%
    1,000,000    Niagara Mohawk Power, 7.25% Sr Note
                   10-1-2002..................................          BB+           994,872        1,024,383
                                                                                -------------    -------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                  $  15,021,524    $  13,921,297
                                                                                -------------    -------------
                                                                                -------------    -------------

U.S. GOVERNMENT SECURITIES-22.43%

--------------------------------------------------------------------------------
    Principal                                                                        Market
     Amount                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.25%
                 MORTGAGE BACKED SECURITIES:
   $3,672,006    6.00% 2013...................................   $   3,682,281    $   3,676,596
      277,200    6.30% 2008...................................         277,550          288,310
    1,454,188    6.63% 2005...................................       1,494,054        1,527,348
    2,734,792    7.00% 2028...................................       2,776,435        2,787,778
    1,195,512    7.50% 2022-2027..............................       1,233,363        1,227,269
                                                                 -------------    -------------
                 TOTAL FEDERAL NATIONAL MORTGAGE
                   ASSOCIATION................................       9,463,683        9,507,301
                                                                 -------------    -------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
                 2.32%
                 MORTGAGE BACKED SECURITIES:
    1,706,958    9.00% 2020...................................       1,788,038        1,821,110
      793,492    9.50% 2019...................................         824,213          849,404
                                                                 -------------    -------------
                 TOTAL GOVERNMENT NATIONAL MORTGAGE
                   ASSOCIATION................................       2,612,251        2,670,514
                                                                 -------------    -------------
                 U.S. TREASURY SECURITIES - 11.86%
                 BONDS:
    7,700,000    5.53% 2022 Zero Coupon Strip (g).............       2,081,981        2,080,455
    4,685,000    5.61% 2018 Zero Coupon Strip (g).............       1,560,489        1,558,180
    5,100,000    5.63% 2019 Zero Coupon Strip (g).............       1,667,988        1,669,378
      500,000    6.625% 2027..................................         593,409          591,407
    3,040,000    8.125% 2021..................................       3,963,431        4,109,783
                                                                 -------------    -------------
                                                                     9,867,298       10,009,203
                                                                 -------------    -------------

--------------------------------------------------------------------------------

    Principal                                                                        Market
     Amount                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 NOTES:
   $3,030,000    6.125% 2007..................................   $   3,242,395    $   3,311,223
      300,000    6.625% 2007..................................         337,433          337,406
                                                                 -------------    -------------
                                                                     3,579,828        3,648,629
                                                                 -------------    -------------
                 TOTAL U.S TREASURY SECURITIES................      13,447,126       13,657,832
                                                                 -------------    -------------
                 TOTAL U.S. GOVERNMENT SECURITIES.............      25,523,060       25,835,647
                                                                 -------------    -------------
                                                                 -------------    -------------
                 TOTAL LONG-TERM INVESTMENTS..................   $ 111,411,312    $ 113,504,064
                                                                 -------------    -------------
                                                                 -------------    -------------

SHORT-TERM INVESTMENTS - 0.14%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS - 0.14%
   $  158,000    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.03%........   $     158,000
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $111,569,312) (b)..........................   $ 113,662,064
                                                                 -------------
                                                                 -------------

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At December 31, 1998, the cost of securities for federal income tax purposes was $111,569,312 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $4,108,968
Unrealized depreciation.....................................  (2,016,216)
------------------------------------------------------------------------
Net unrealized appreciation.................................  $2,092,752
------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statement regarding valuations of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.13% of total net assets as of December 31, 1998.
 (e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Year Acquired                   Shares/Par  Security                                  Cost Basis
------------------------------  ----------  ----------------------------------------  ------------------
1997                            1,008,177   Australis Media Ltd., Sr Sub Disc Note
                                              5-15-2003 (Zero coupon through
                                              5-15-2000, thereafter 15.75%)               $  796,220
1996                              409,913   DLJ Mortgage Acceptance Corp., 7.28% Ser
                                              1996-CF1 3-13-2028                             412,916
1997                                1,000   Iridium LLC/Capital Corp. (Warrants)              96,501
1998                            1,250,000   Prudential Insurance Co., 6.375% Sr Note
                                              7-23-2006                                    1,244,702
1998                              750,000   Qwest Communications International,
                                              Inc., 7.25% 11-1-2008                          750,000

The aggregate value of these securities at December 31, 1998, was $2,611,644, which represents 2.27% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at December 31, 1998, was $2,005,623, which represents 1.74% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (h) The interest rate disclosed for principal only strips represents the effective yield at December 31, 1998, based upon future cash flows. This investment has been identified by portfolio management as a liquid security. The aggregate value of this security at December 31, 1998, was $472,866, which represents .41% of total net assets.
  * Moody's Rating

FORTIS SERIES FUND, INC.
GLOBAL BOND SERIES
Schedule of Investments
December 31, 1998

BONDS-INVESTMENT GRADE-49.19%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
   Amount (d)                                                    (Unaudited)    Cost (a)(d)     Value (b)(d)
   -----------                                                  -------------   ------------    ------------
                 AUSTRIA-3.05%
   $  700,000    Republic of Austria (US Dollar), 7.875%
                   3-26-2002..................................          AAA     $   725,711     $   752,500
                                                                                ------------    ------------
                 CANADA-4.98%
      345,000    Canadian Government (Canadian Dollar), 8.00%
                   6-1-2023...................................          AAA         287,649         310,073
    1,450,000    Canadian Government (German Deutschemark),
                   4.875% 7-7-2008............................          AA+         802,908         917,226
                                                                                ------------    ------------
                                                                                  1,090,557       1,227,299
                                                                                ------------    ------------
                 DENMARK-3.77%
    4,100,000    Kingdom of Denmark (Danish Krone), 6.00%
                   11-15-2009.................................         Aaa*         734,243         740,026
    1,000,000    Kingdom of Denmark (Danish Krone), 7.00%
                   11-15-2007.................................          AAA         183,833         188,656
                                                                                ------------    ------------
                                                                                    918,076         928,682
                                                                                ------------    ------------
                 FRANCE-13.08%
    1,370,000    Government of France (European Currency
                   Unit), 4.50% Treasury Bill 7-12-2002.......           NR       1,517,123       1,667,839
    1,200,000    Government of France (European Currency
                   Unit), 5.25% O.A.T. Bond 4-25-2008.........          AAA       1,367,403       1,556,981
                                                                                ------------    ------------
                                                                                  2,884,526       3,224,820
                                                                                ------------    ------------
                 GERMANY-15.77%
      480,000    Bundesrepublic Deutschland (German
                   Deutschemark), 6.25% 1-4-2024..............         Aaa*         329,322         346,895
      950,000    Bundesrepublic Deutschland (German
                   Deutschemark), 6.00% Bond 1-5-2006.........         Aaa*         591,896         649,916
      900,000    Deutsche Ausgleichsbank (German
                   Deutschemark), 6.375% 11-7-2002............          AAA         548,243         596,246
    1,150,000    Deutsche Pfandbrief Bank (German
                   Deutschemark), 4.75% 7-15-2008 (f).........          AAA         628,555         718,796
      350,000    Freistaat Bayern (German Deutschemark), 6.00%
                   10-30-2006.................................           NR         202,500         236,309
      750,000    Helaba International Finance plc (German
                   Deutschemark), 5.50% 2-4-2013..............          AAA         415,298         486,915
      550,000    Kredit Fuer Wiederaufbau (German
                   Deutschemark), 5.00% 1-4-2009..............          AAA         301,239         353,073
      400,000    Kredit Fuer Wiederaufbau (German
                   Deutschemark), 5.50% 1-22-2018.............          AAA         220,966         257,877
      360,000    Landeskreditbank Baden-Wurttemberg (German
                   Deutschemark), 6.625% 8-20-2003............          AAA         255,675         243,185
                                                                                ------------    ------------
                                                                                  3,493,694       3,889,212
                                                                                ------------    ------------
                 NETHERLANDS-1.86%
      760,000    Netherlands Government (Dutch Guilders),
                   7.00% 2-15-2003............................          AAA         414,169         459,020
                                                                                ------------    ------------
                 SPAIN-2.68%
      530,000    Bonos Y Obligation Del Estado (European
                   Currency Unit), 4.57% (Zero Coupon through
                   7-30-1999, thereafter 5.15%) 7-30-2009
                   (e)........................................           NR         628,391         662,059
                                                                                ------------    ------------
                 UNITED STATES-4.00%
      850,000    General Electric Capital Corp., 8.125%
                   2-23-2007..................................          AAA         919,553         986,000
                                                                                ------------    ------------
                 TOTAL BONDS - INVESTMENT GRADE...............                  $11,074,677     $12,129,592
                                                                                ------------    ------------
                                                                                ------------    ------------

U.S. GOVERNMENT SECURITIES-38.23%

--------------------------------------------------------------------------------
    Principal                                                                       Market
     Amount                                                        Cost (a)       Value (b)
   -----------                                                   ------------    ------------
                 FEDERAL HOME LOAN MORTGAGE CORP.-2.92%
                 NOTES:
   $  700,000    5.75% 2003...................................   $   721,830     $   719,460
                                                                 ------------    ------------
                 FEDERAL HOME LOAN BANK-1.80%
                 NOTES:
      445,000    5.125% 2003..................................       444,341         444,023
                                                                 ------------    ------------

--------------------------------------------------------------------------------

    Principal                                                                       Market
     Amount                                                        Cost (a)       Value (b)
   -----------                                                   ------------    ------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION-3.35%
                 NOTES:
   $  425,000    5.75% 2003...................................   $   435,458     $   436,540
      370,000    6.00% 2008...................................       375,730         390,414
                                                                 ------------    ------------
                 TOTAL FEDERAL NATIONAL MORTGAGE
                   ASSOCIATION................................       811,188         826,954
                                                                 ------------    ------------
                 U.S. TREASURY SECURITIES-30.16%
                 BONDS:
      330,000    8.125% 2019..................................       444,294         441,272
      305,000    11.75% 2014..................................       453,633         474,466
      830,000    12.50% 2014..................................     1,355,197       1,334,225
                                                                 ------------    ------------
                                                                   2,253,124       2,249,963
                                                                 ------------    ------------
                 NOTES:
      810,000    6.125% 2007..................................       845,622         885,179
    1,200,000    6.50% 2001...................................     1,253,552       1,249,876
      980,000    7.25% 2004...................................     1,111,033       1,102,194
      700,000    10.75% 2005..................................       944,771         933,187
      435,000    11.625% 2004.................................       593,279         585,755
      300,000    13.75% 2004..................................       434,906         430,875
                                                                 ------------    ------------
                                                                   5,183,163       5,187,066
                                                                 ------------    ------------
                 TOTAL U.S. TREASURY SECURITIES...............     7,436,287       7,437,029
                                                                 ------------    ------------
                                                                 ------------    ------------
                 TOTAL U.S. GOVERNMENT SECURITIES.............     9,413,646       9,427,466
                                                                 ------------    ------------
                                                                 ------------    ------------
                 TOTAL LONG-TERM INVESTMENTS..................   $20,488,323     $21,557,058
                                                                 ------------    ------------
                                                                 ------------    ------------

SHORT-TERM INVESTMENTS-6.26%

--------------------------------------------------------------------------------
   Principal                                                      Market
    Amount                                                      Value (b)
   ---------                                                   ------------
               BANKS-2.41%
   $592,546    U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 5.03%........   $   592,546
                                                               ------------
               INVESTMENT COMPANY-3.85%
    950,000    First American Institutional Government Fund,
                 Current rate -- 5.31%......................       950,000
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................     1,542,546
                                                               ------------
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $22,030,869) (a)...........................   $23,099,604
                                                               ------------
                                                               ------------

 (a) At December 31, 1998, the cost of securities for federal income tax purposes was $22,030,869 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 1,143,560
Unrealized depreciation.....................................      (74,825)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 1,068,735
-------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) Cost and market value are stated in U.S. dollars; principal amount is stated in the currency indicated.
 (e) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". The portfolio entered into the following Section 144A security transaction: July 15, 1998 the portfolio acquired $1,150,000 par of Deutsche Pfandbrief Bank due 2008 with a cost basis of $628,555. The value of this security at December 31, 1998, is $718,796 which represents 2.91% of total net assets. This investment has been identified by porfolio management as an illiquid security.
  * Moody's Rating

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES
Schedule of Investments
December 31, 1998

COMMON STOCKS AND WARRANTS-0.25%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              APPAREL-0.02%
       250    Hosiery Corp. of America, Inc. Class A (a)
                (e)........................................   $     4,230     $    16,000
                                                              ------------    ------------
              AUTOMOBILE AND MOTOR VEHICLE PARTS-0.00%
       250    Highwaymaster Communications, Inc. (Warrants)
                (a) (e)....................................         2,500              22
                                                              ------------    ------------
              CABLE TELEVISION-0.00%
     2,500    American Telecasting, Inc. (Warrants) (a)
                (e)........................................         5,000              --
     1,500    People's Choice T.V. Corp. (Warrants) (a)
                (e)........................................            15              --
                                                              ------------    ------------
                                                                    5,015              --
                                                              ------------    ------------
              CONSUMER GOODS-0.00%
     1,000    Wireless One, Inc. (Warrants) (a) (e)........         7,831              10
                                                              ------------    ------------
              PUBLISHING-0.02%
    79,000    Marvel Entertainment Group, Inc. (a).........       849,041          11,850
                                                              ------------    ------------
              TELECOMMUNICATIONS-0.21%
     3,300    Clearnet Communications, Inc. (Warrants) (a)
                (e)........................................        42,075          23,513
    14,168    e.spire Communications, Inc. (Warrants)
                (a)........................................       137,339          90,321
     2,560    Powertel, Inc. (Warrants) (a) (e)............        18,824          17,500
     1,250    Splitrock Service (Warrants) (a).............        15,398          13,750
                                                              ------------    ------------
                                                                  213,636         145,084
                                                              ------------    ------------
              TOTAL COMMON STOCKS AND WARRANTS.............   $ 1,082,253     $   172,966
                                                              ------------    ------------
                                                              ------------    ------------

CORPORATE BONDS-INVESTMENT GRADE-0.13%

--------------------------------------------------------------------------------
                                                               Standard
                                                               & Poor's
   Principal                                                    Rating                          Market
    Amount                                                    (Unaudited)      Cost (b)       Value (c)
   --------                                                  -------------   ------------    ------------
              FINANCE COMPANIES-0.13%
   $81,000    Homeside, Inc., 11.25% Second Priority Sr
                Secured Note 5-15-2003.....................           A+     $    81,000     $    94,770
                                                                             ------------    ------------

CORPORATE BONDS-NON-INVESTMENT GRADE-94.63%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (b)       Value (c)
   -----------                                                  -------------   ------------    ------------
                 APPAREL-0.72%
   $  500,000    Hosiery Corp. of America, Inc., 13.75% Sr Sub
                   Note 8-1-2002..............................           B-     $   528,186     $   512,500
                                                                                ------------    ------------
                 AUTOMOBILE AND MOTOR VEHICLE PARTS-2.45%
    1,000,000    Diamond Triumph Auto, 9.25% Sr Note 4-1-2008
                   (e)........................................           B+       1,019,197         995,000
      750,000    Hayes Lemmerz International, Inc., 8.25% Sr
                   Sub Note 12-15-2008 (e)....................            B         750,000         746,250
                                                                                ------------    ------------
                                                                                  1,769,197       1,741,250
                                                                                ------------    ------------
                 AUTOMOBILE MANUFACTURERS-1.43%
    1,000,000    Navistar International Corp., 8.00% Sr Sub
                   Note 2-1-2008..............................          BB-       1,002,003       1,017,500
                                                                                ------------    ------------
                 BROADCASTING-8.16%
      250,000    Ackerley Group, Inc., 9.00% Sr Sub Note
                   1-15-2009 (e)..............................            B         250,000         253,750
      500,000    Chancellor Media Corp. of Los Angeles, 8.125%
                   Sr Sub Note 12-15-2007.....................            B         498,810         498,750
    2,500,000    Chancellor Media Corp., 8.00% Sr Note
                   11-1-2008 (f)..............................           B+       2,478,950       2,556,250
      500,000    Grupo Televisa S.A., 8.08% Sr Disc Note
                   5-15-2008 (Zero coupon through 5-15-2001,
                   thereafter 13.25%) (g).....................           BB         416,635         373,750
      500,000    Shop at Home, Inc., 11.00% Sr Secured Note
                   4-1-2005...................................            B         500,000         510,000
    1,000,000    Sinclair Broadcasting Group, Inc., 10.00% Sr
                   Sub Note 9-30-2005.........................            B       1,030,623       1,060,000

--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (b)       Value (c)
   -----------                                                  -------------   ------------    ------------
   $  500,000    Young Broadcasting Corp., 11.75% Sr Sub Note
                   11-15-2004.................................            B     $   546,542     $   536,250
                                                                                ------------    ------------
                                                                                  5,721,560       5,788,750
                                                                                ------------    ------------
                 CABLE TELEVISION-9.38%
    1,000,000    Adelphia Communications, Inc., 9.25% Sr Note
                   10-1-2002..................................           B+       1,016,663       1,055,000
    3,033,461    Australis Media Ltd., Sr Sub Disc Note
                   5-15-2003 (Zero coupon through 5-15-2000,
                   thereafter 15.75%) (a) (e).................            D       2,277,149              30
    1,000,000    Century Communications Corp., 8.875% Sr Note
                   1-15-2007..................................          BB-       1,029,388       1,105,000
    1,000,000    CSC Holdings, Inc., 9.25% Sr Sub Note
                   11-1-2005..................................          BB-       1,048,120       1,070,000
      500,000    Galaxy Telecom L.P., 12.375% Sr Sub Note
                   10-1-2005..................................           B-         543,039         555,000
      500,000    Lenfest Communications, 7.625% Sr Note
                   2-15-2008..................................          BB+         498,689         515,000
      500,000    Lenfest Communications, 8.25% Sr Sub Note
                   2-15-2008..................................          BB-         498,714         521,250
      500,000    Mediacom LLC/Capital, 8.50% Sr Note
                   4-15-2008..................................           B+         500,000         511,875
      500,000    Olympus Communication L.P., 10.625% Sr Note
                   11-15-2006.................................            B         500,000         550,000
      500,000    Rifkin Acquisition Partners L.P., 11.125% Sr
                   Sub Note 1-15-2006.........................           B-         549,859         546,250
    1,500,000    Wireless One, Inc., 13.00% Sr Note
                   10-15-2003.................................         CCC+       1,204,292         225,000
                                                                                ------------    ------------
                                                                                  9,665,913       6,654,405
                                                                                ------------    ------------
                 CHEMICALS-2.21%
      500,000    Agricultural Minerals & Chemicals, 10.75% Sr
                   Note 9-30-2003.............................          BB-         520,055         507,500
      500,000    NL Industries, Inc., 11.75% Sr Secured Note
                   10-15-2003.................................            B         549,302         531,250
    1,000,000    Trans-Resources, Inc., 11.875% Sr Disc Note
                   3-15-2008 (Zero coupon through 3-15-2003,
                   thereafter 12.00%) (g).....................           B-         617,034         530,000
                                                                                ------------    ------------
                                                                                  1,686,391       1,568,750
                                                                                ------------    ------------
                 COMPUTER-HARDWARE-1.63%
    1,000,000    Unisys Corp., 11.75% Sr Note 10-15-2004......          BB-       1,108,777       1,160,000
                                                                                ------------    ------------
                 CONSUMER FINANCE-2.86%
    2,000,000    Renters Choice, Inc., 11.00% Sr Sub Note
                   8-15-2008 (f)..............................            B       2,000,000       2,030,000
                                                                                ------------    ------------
                 CONSUMER GOODS-3.30%
    1,000,000    Albecca, Inc., 10.75% Sr Sub Note 8-15-2008
                   (f)........................................           B-       1,000,000         980,000
      250,000    Chattem, Inc., 12.75% Sr Sub Note Ser B
                   6-15-2004..................................           B-         257,412         276,250
    1,000,000    Drypers Corp., 10.25% Sr Note 6-15-2007......            B       1,032,653         970,000
      125,000    Windmere-Durable Holdings, 10.00% Sr Sub Note
                   7-31-2008..................................           B-         125,000         116,875
                                                                                ------------    ------------
                                                                                  2,415,065       2,343,125
                                                                                ------------    ------------
                 DIVERSIFIED COMPANIES-1.18%
    1,000,000    Fage Dairy Industries S.A., 9.00% Sr Note
                   2-1-2007...................................           BB         968,323         840,000
                                                                                ------------    ------------
                 ELECTRICAL-COMPONENTS AND PARTS-0.71%
      500,000    Wesco Distribution, Inc., 9.125% Sr Sub Note
                   6-1-2008...................................            B         498,436         500,000
                                                                                ------------    ------------
                 ENERGY-2.59%
    1,000,000    Energy Corp. of America, 9.50% Sr Sub Note
                   5-15-2007..................................            B         997,719         925,000
      500,000    Gulfmark Offshore, 8.75% Sr Note 6-1-2008....          BB-         498,407         455,000
      500,000    KCS Energy, Inc., 11.00% Sr Note 1-15-2003...            B         544,979         460,000
                                                                                ------------    ------------
                                                                                  2,041,105       1,840,000
                                                                                ------------    ------------
                 ENERGY & RELATED-0.74%
      500,000    Speedway Motorsports, Inc., 8.50% Sr Sub Deb
                   8-15-2007..................................           B+         504,531         527,500
                                                                                ------------    ------------
                 FOOD-MISCELLANEOUS-1.98%
      750,000    Agrilink Foods, Inc., 11.875% Sr Sub Note
                   11-1-2008..................................            B         750,000         763,125
      172,000    Envirodyne Industries, Inc., 12.00% First
                   Priority Sr Secured Note 6-15-2000.........           B+         180,205         172,000
      500,000    Fresh Foods, Inc., 10.75% Sr Note 6-1-2006...            B         500,000         470,000
                                                                                ------------    ------------
                                                                                  1,430,205       1,405,125
                                                                                ------------    ------------
                 FOREIGN-GOVERNMENT-0.55%
      500,000    United Mexican States, 6.25% Series W-B
                   Secured Note 12-31-2019....................           BB         377,387         389,050
                                                                                ------------    ------------

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (b)       Value (c)
   -----------                                                  -------------   ------------    ------------
                 FOREST PRODUCTS-1.80%
   $  750,000    Domtar, Inc., 8.75% Note 8-1-2006............          BB+     $   783,821     $   772,500
      500,000    Stone Container Corp., 9.875% Sr Note
                   2-1-2001...................................            B         507,780         506,250
                                                                                ------------    ------------
                                                                                  1,291,601       1,278,750
                                                                                ------------    ------------
                 HEALTH CARE SERVICES-2.08%
    1,000,000    Quorum Health Group, Inc., 8.75% Sr Sub Note
                   11-1-2005..................................          BB-       1,039,040         955,000
      500,000    Tenet Healthcare Corp., 8.625% Sr Sub Note
                   1-15-2007..................................          BB-         516,350         522,500
                                                                                ------------    ------------
                                                                                  1,555,390       1,477,500
                                                                                ------------    ------------
                 LEISURE TIME-AMUSEMENTS-3.57%
    1,000,000    Grand Casinos, Inc., 10.125% First Mtg Bond
                   12-1-2003..................................           BB       1,078,758       1,090,000
    1,000,000    Station Casinos, Inc., 10.125% Sr Sub Note
                   3-15-2006..................................           B+         966,839       1,047,500
      400,000    True Temper Sports, Inc., 10.875% Sr Sub Note
                   12-1-2008 (e)..............................           B-         400,000         398,000
                                                                                ------------    ------------
                                                                                  2,445,597       2,535,500
                                                                                ------------    ------------
                 MACHINERY-2.13%
      500,000    Anthony Crane Rentals, 10.375% Sr Note
                   8-1-2008 (f)...............................            B         500,000         480,000
    1,000,000    Clark Material Handling Co., 10.75% Sr Note
                   11-15-2006.................................           B+       1,025,320       1,030,000
                                                                                ------------    ------------
                                                                                  1,525,320       1,510,000
                                                                                ------------    ------------
                 MACHINERY-TOOLS-1.58%
    1,100,000    Simonds Industries, 10.25% Sr Sub Note
                   7-1-2008 (f)...............................           B-       1,060,098       1,122,000
                                                                                ------------    ------------
                 MEDICAL SUPPLIES-0.75%
      500,000    Maxxim Medical, 10.50% Sr Sub Note
                   8-1-2006...................................            B         547,327         532,500
                                                                                ------------    ------------
                 MISCELLANEOUS-0.70%
      500,000    La Petite Acad/LPA Holdings, 10.00% Sr Note
                   5-15-2008..................................           B-         500,000         495,000
                                                                                ------------    ------------
                 PAPER-0.55%
      500,000    Plainwell, Inc., 11.00% Sr Sub Note
                   3-1-2008...................................           B-         500,000         390,000
                                                                                ------------    ------------
                 PRINTING-3.21%
      500,000    Day International Group, Inc., 11.125% Sr
                   Note 6-1-2005..............................           B+         542,527         527,500
      750,000    Mail-Well Corp., 8.75% Sr Sub Note 12-15-2008
                   (e)........................................           B+         750,000         750,000
    1,000,000    World Color Press, Inc., 8.375% Sr Sub Note
                   11-15-2008 (e).............................           B-       1,000,000       1,000,000
                                                                                ------------    ------------
                                                                                  2,292,527       2,277,500
                                                                                ------------    ------------
                 PUBLISHING-2.14%
      500,000    Garden State Newspapers, 8.75% Sr Sub Note
                   10-1-2009..................................           B+         503,548         500,000
      500,000    Primedia, Inc., 10.25% Sr Note 6-1-2004......          BB-         535,444         525,000
      500,000    Primedia, Inc., 7.625% Sr Note 4-1-2008......          BB-         497,298         490,000
                                                                                ------------    ------------
                                                                                  1,536,290       1,515,000
                                                                                ------------    ------------
                 RESTAURANTS AND FRANCHISING-1.15%
      500,000    Advantica Restaurant Group, Inc., 11.25% Sr
                   Note 1-15-2008.............................            B         538,824         503,750
      300,000    Tricon Global Restaurants, Inc., 7.65% Sr
                   Note 5-15-2008.............................           BB         299,355         313,604
                                                                                ------------    ------------
                                                                                    838,179         817,354
                                                                                ------------    ------------
                 SHIP BUILDING, SHIPPING-1.49%
    1,000,000    Newport News Ship Building, 9.25% Sr Sub Note
                   12-1-2006..................................           B+       1,060,281       1,057,500
                                                                                ------------    ------------
                 STEEL AND IRON-2.05%
    1,000,000    Gulf States Steel Corp., 13.50% First Mtg
                   Bond 4-15-2003.............................         CCC+       1,033,520         315,000
      750,000    Weirton Steel Corp., 11.375% Sr Note
                   7-1-2004...................................            B         782,694         675,000
      500,000    Wheeling-Pittsburgh Corp., 9.25% Sr Note
                   11-15-2007.................................          BB-         510,670         467,500
                                                                                ------------    ------------
                                                                                  2,326,884       1,457,500
                                                                                ------------    ------------
                 TELECOMMUNICATIONS-22.91%
      250,000    Centennial Cellular, 10.75% Sr Sub Note
                   12-15-2008 (e).............................         CCC+         250,000         248,750
    1,000,000    Comcast Cellular Holdings, 9.50% Sr Note
                   5-1-2007...................................          BB+       1,042,204       1,060,000

--------------------------------------------------------------------------------

                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                          Market
     Amount                                                      (Unaudited)      Cost (b)       Value (c)
   -----------                                                  -------------   ------------    ------------
   $  500,000    Globalstar LP/Capital, 11.25% Sr Note
                   6-15-2004..................................            B     $   514,960     $   377,500
      750,000    Hermes Europe Railtel B.V., 10.375% Sr Sub
                   Note 1-15-2009 (e).........................            B         750,000         757,500
      500,000    Hyperion Telecommunication, 12.25% Sr Note
                   9-1-2004...................................           B+         535,295         507,500
      500,000    Intermedia Communications, Inc., 9.47% Sr
                   Disc Note 7-15-2007 (Zero Coupon through
                   7-15-2002, thereafter 11.25%) (g)..........            B         389,468         340,000
      750,000    Intermedia Communications, Inc., 8.50% Sr
                   Note 1-15-2008.............................            B         777,247         712,500
    2,250,000    Iridium LLC/Capital Corp., 14.00% Sr Note
                   7-15-2005..................................           B-       2,304,426       2,137,500
    1,000,000    ITC Deltacom, Inc., 11.00% Sr Note
                   6-1-2007...................................            B       1,125,757       1,070,000
      500,000    ITC Deltacom, Inc., 9.75% Sr Note
                   11-15-2008.................................            B         500,000         517,500
    2,000,000    Level 3 Communications, Inc., 10.50% Sr Disc
                   Note 12-1-2008 (Zero coupon through
                   12-1-2003, thereafter 10.50%) (e) (g)......            B       1,209,484       1,165,000
      970,000    McleodUSA, Inc., 9.25% Sr Note 7-15-2007.....           B+       1,042,269       1,013,650
      250,000    McleodUSA, Inc., 9.50% Sr Note 11-1-2008
                   (e)........................................           B+         250,000         265,000
      500,000    Metromedia Fiber Network, Inc., 10.00% Sr
                   Note 11-15-2008 (e)........................            B         500,000         513,750
    1,000,000    Nextel Communications, Inc., 9.90% Sr Disc
                   Note 9-15-2007 (Zero coupon through
                   9-15-2002, thereafter 10.65%) (g)..........         CCC+         707,597         637,500
    1,750,000    NTL, Inc., 12.38% Sr Note 10-1-2008 (Zero
                   coupon through 10-1-2003, thereafter
                   12.375%) (f) (g)...........................           B-         989,464       1,095,938
      650,000    Omnipoint Corp., 11.625% Sr Note Ser A
                   8-15-2006..................................         CCC+         632,720         451,750
    1,000,000    Qwest Communications International, 8.29% Sr
                   Disc Note 2-1-2008 (Zero coupon through
                   2-1-2003, thereafter 8.29%) (g)............          BB+         718,721         755,000
    1,000,000    Rogers Cantel, Inc., 9.375% Sr Secured Deb
                   6-1-2008...................................          BB+       1,059,333       1,055,000
    1,250,000    Splitrock Services, Inc., 11.75% Sr Note
                   7-15-2008..................................           NR       1,237,236       1,081,250
      500,000    Verio, Inc., 11.25% Sr Note 12-1-2008 (e)....           B-         500,000         502,500
                                                                                ------------    ------------
                                                                                 17,036,181      16,265,088
                                                                                ------------    ------------
                 TEXTILE MANUFACTURING-4.75%
    1,000,000    Anvil Knitwear, Inc., 10.875% Sr Note
                   3-15-2007..................................           B-       1,019,901         650,000
      750,000    Galey & Lord, Inc., 9.125% Sr Sub Note
                   3-1-2008...................................            B         746,458         652,500
    1,000,000    Maxim Group, Inc., 9.25% Sr Note
                   10-15-2007.................................            B         989,557         990,000
    1,000,000    Pillowtex Corp., 10.00% Sr Sub Note
                   11-15-2006.................................           B+       1,069,619       1,080,000
                                                                                ------------    ------------
                                                                                  3,825,535       3,372,500
                                                                                ------------    ------------
                 TRANSPORTATION-1.60%
    1,000,000    Greyhound Lines, Inc., 11.50% Sr Note
                   4-15-2007..................................           B-       1,051,564       1,135,000
                                                                                ------------    ------------
                 UTILITIES-ELECTRIC-1.43%
    1,000,000    AES Corp., 8.50% Sr Sub Note 11-1-2007.......           B+       1,025,640       1,012,500
                                                                                ------------    ------------
                 UTILITIES-WATER AND SEWER-0.27%
      500,000    Cathay International Ltd., 13.00% Sr Note
                   4-15-2008 (e)..............................            B         480,612         190,000
                                                                                ------------    ------------
                 WASTE DISPOSAL-0.58%
      375,000    Norcal Waste Systems, Inc., 13.50% Increasing
                   Rate Sr Note 11-15-2005....................          BB-         375,000         412,500
                                                                                ------------    ------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                   72,991,105      67,171,647
                                                                                ------------    ------------
                                                                                ------------    ------------
                 TOTAL LONG-TERM INVESTMENTS..................                  $74,154,358     $67,439,383
                                                                                ------------    ------------
                                                                                ------------    ------------

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

SHORT-TERM INVESTMENTS-3.78%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS-3.17%
   $2,247,000    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.03%........   $ 2,247,000
                                                                 ------------
                 DIVERSIFIED FINANCE-0.61%
      434,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 4.69%......................       434,000
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................     2,681,000
                                                                 ------------
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $76,835,358) (b)...........................   $70,120,383
                                                                 ------------
                                                                 ------------

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At December 31, 1998, the cost of securities for federal income tax purposes was $76,839,132 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 1,087,904
Unrealized depreciation.....................................   (7,806,653)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $(6,718,749)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.10% of total net assets as of December 31, 1998.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired   Shares/Par   Security                                                     Cost Basis
----------------  -----------  -----------------------------------------------------------  -----------
1998                 250,000   Ackerley Group, Inc. due 2009 - 144A                         $   250,000
1995                   2,500   American Telecasting, Inc. (Warrants)                              5,000
1996 - 1998        3,033,461   Australis Media Ltd. due 2003                                  2,277,149
1998                 500,000   Cathay International Ltd. due 2008 - 144A                        480,612
1998                 250,000   Centennial Cellular due 2008 - 144A                              250,000
1996                   3,300   Clearnet Communications, Inc. (Warrants)                          42,075
1998               1,000,000   Diamond Triumph Auto due 2008 - 144A                           1,019,197
1998                 750,000   Hayes Lemmerz International, Inc. due 2008 - 144A                750,000
1998                 750,000   Hermes Europe Railtel B.V. due 2009 - 144A                       750,000
1998                     250   Highwaymaster Communications, Inc. (Warrants) - 144A               2,500
1994                     250   Hosiery Corp. of America, Inc. Class A - 144A                      4,230
1998               2,000,000   Level 3 Communications, Inc. due 2008 - 144A                   1,209,484
1998                 750,000   Mail-Well Corp. due 2008 - 144A                                  750,000
1998                 250,000   McleodUSA, Inc. due 2008 - 144A                                  250,000
1998                 500,000   Metromedia Fiber Network, Inc. due 2008 - 144A                   500,000
1996                   1,500   People's Choice T.V. Corp. (Warrants)                                 15
1997                   2,560   Powertel, Inc. (Warrants)                                         18,824
1998                 400,000   True Temper Sports, Inc. due 2008 - 144A                         400,000
1998                 500,000   Verio, Inc. due 2008 - 144A                                      500,000
1996                   1,000   Wireless One, Inc. (Warrants) - 144A                               7,831
1998               1,000,000   World Color Press, Inc. due 2008 - 144A                        1,000,000

      The aggregate value of these securities at December 31, 1998, was $7,842,575, which represents 11.05% of total net assets.

 (f) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 1998, was $8,264,188, which represents 11.64% of total net assets.
 (g) The interest rates disclosed for these securities represents the effective yield on the date of acquisition.
  * Moody's Rating

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES
Schedule of Investments
December 31, 1998

COMMON STOCKS-57.12%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
               AUSTRALIA-0.44%
    125,400    CSR Limited -- BUILDING MATERIALS............   $   347,548     $   306,912
                                                               ------------    ------------
               BELGIUM-0.99%
      2,700    Delhaize-Le Lion
                 S.A. -- RETAIL-MISCELLANEOUS...............       153,029         238,926
      8,496    G.I.B. Group S.A. -- RETAIL-MISCELLANEOUS....       411,529         445,156
                                                               ------------    ------------
                                                                   564,558         684,082
                                                               ------------    ------------
               BERMUDA-0.38%
     10,300    Terra Nova (Burmuda) Holdings -- INSURANCE...       202,333         260,075
                                                               ------------    ------------
               CANADA-1.48%
      7,030    Potash Corp. of Saskatchewan -- CHEMICALS....       493,993         450,817
     27,035    Telus Corp. -- TELEPHONE SERVICES............       586,138         572,030
                                                               ------------    ------------
                                                                 1,080,131       1,022,847
                                                               ------------    ------------
               DENMARK-0.02%
        255    Danisco A/S -- DIVERSIFIED COMPANIES.........        13,518          13,823
                                                               ------------    ------------
               FINLAND-0.90%
     10,500    Pohjola Group Insurance Corp.
                 "B" -- MISCELLANEOUS.......................       354,770         576,490
      3,245    Valmet OYJ -- MACHINERY......................        41,975          43,579
                                                               ------------    ------------
                                                                   396,745         620,069
                                                               ------------    ------------
               FRANCE-3.87%
        720    Bongrain S.A. -- FOOD........................       345,692         322,223
      5,033    Elf Aquitaine S.A. -- OIL-CRUDE PETROLEUM AND
                 GAS........................................       514,413         582,027
      2,300    France Telecom S.A. -- TELECOMMUNICATIONS....        72,517         182,808
      2,880    Groupe Danone -- FOOD........................       667,637         824,890
      5,010    Michelin (C.G.D.E.) Class B -- RUBBER AND
                 PLASTIC....................................       239,751         200,447
      8,450    Scor S.A. -- INSURANCE.......................       494,535         558,926
                                                               ------------    ------------
                                                                 2,334,545       2,671,321
                                                               ------------    ------------
               GERMANY-3.44%
     16,680    Basf AG -- CHEMICALS.........................       579,047         636,416
     10,130    Bayer AG -- CHEMICALS........................       353,720         425,428
        660    Karstadt AG -- RETAIL-DEPARTMENT STORES......       255,306         345,533
     11,350    Veba AG -- UTILITIES-ELECTRIC................       592,232         672,577
        250    Viag AG -- ELECTRIC-PRODUCTS.................       102,693         147,845
      1,800    Volkswagen AG -- AUTOMOBILE MANUFACTURERS....        60,621         145,677
                                                               ------------    ------------
                                                                 1,943,619       2,373,476
                                                               ------------    ------------
               IRELAND-1.68%
     29,640    Bank of Ireland -- BANKS.....................       403,692         649,479
     23,700    Clondalkin Group Units plc -- CONTAINERS AND
                 PACKAGING..................................       205,365         169,616
     60,388    Green Property plc -- REAL ESTATE............       194,211         342,146
                                                               ------------    ------------
                                                                   803,268       1,161,241
                                                               ------------    ------------
               ITALY-1.89%
     54,800    Mediaset S.p.A. -- BROADCASTING..............       265,729         445,328
    136,693    Telecom Italia S.p.A -- TELEPHONE SERVICES...       554,592         862,133
                                                               ------------    ------------
                                                                   820,321       1,307,461
                                                               ------------    ------------
               JAPAN-4.55%
     14,000    Fuji Photo Film -- PHOTOGRAPHIC..............       438,495         521,277
     18,000    Fujisawa Pharmaceutical Co. -- DRUGS.........       156,210         255,319
     38,000    Hitachi Ltd. -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................       242,700         235,816
         23    Japan Tobacco, Inc. -- TOBACCO...............       181,945         230,408
     33,000    Kao Corp. -- HOUSEHOLD PRODUCTS..............       485,088         746,011
     20,000    Matsushita Electric Industrial Co.
                 Ltd. -- ELECTRIC-PRODUCTS..................       308,598         354,433
     40,000    Nichido Fire & Marine
                 Insurance -- INSURANCE.....................       311,613         196,809
         54    Nippon Telegraph & Telephone
                 Corp. -- TELEPHONE SERVICES................       407,566         417,447

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
      2,000    TDK Corp. -- ELECTRONIC COMPONENTS...........   $   124,872     $   183,156
                                                               ------------    ------------
                                                                 2,657,087       3,140,676
                                                               ------------    ------------
               NETHERLANDS-2.30%
     18,672    ABN-AMRO Holding NV -- BANKS.................       207,424         393,000
      3,650    Benckiser NV Class B -- MISCELLANEOUS........       123,179         239,223
     10,828    ING Groep NV -- INSURANCE....................       316,828         660,631
      4,450    Koninklijke Philips Electronics
                 NV -- ELECTRIC-PRODUCTS....................       187,543         298,769
                                                               ------------    ------------
                                                                   834,974       1,591,623
                                                               ------------    ------------
               NEW ZEALAND-0.44%
    120,400    Lion Nathan Ltd. -- BUILDING MATERIALS.......       280,889         307,223
                                                               ------------    ------------
               PORTUGAL-0.47%
     10,240    Cimpor Cimentos De Portugal -- BUILDING
                 MATERIALS..................................       277,199         326,875
                                                               ------------    ------------
               SPAIN-1.77%
     32,800    Iberdrola S.A. -- UTILITIES-ELECTRIC.........       346,440         614,585
     13,635    Telefonica S.A. -- TELECOMMUNICATIONS........       285,602         607,211
                                                               ------------    ------------
                                                                   632,042       1,221,796
                                                               ------------    ------------
               SWEDEN-0.90%
     76,900    Nordbanken Holding AB -- BANKS...............       372,584         493,326
      8,200    Skandia Forsakrings AB -- INSURANCE..........        87,414         125,441
                                                               ------------    ------------
                                                                   459,998         618,767
                                                               ------------    ------------
               SWITZERLAND-6.10%
        135    Ascom Holding AG -- TELECOMMUNICATIONS.......       135,243         211,321
         65    Bobst S.A. -- MACHINERY......................        79,455          80,451
        815    Compagnie Financiere Richemont
                 AG -- TOBACCO..............................     1,104,457       1,152,333
        690    Forbo Holding AG -- HOUSEHOLD PRODUCTS.......       288,071         301,420
        415    Holderbank Financiere Glaris AG -- BUILDING
                 MATERIALS..................................       335,929         491,292
        589    Nestle S.A. Registered -- FOOD...............       912,968       1,282,206
        360    SIG Schweizerische Industrie-Gesellschaft
                 Holding AG -- MACHINERY....................       241,526         212,304
      1,160    Swisscom AG -- TELEPHONE SERVICES............       293,212         485,621
                                                               ------------    ------------
                                                                 3,390,861       4,216,948
                                                               ------------    ------------
               UNITED KINGDOM-5.49%
      6,300    Allied Domecq plc -- RETAIL-DEPARTMENT
                 STORES.....................................        57,789          57,284
     21,700    Blue Circle Industries plc -- BUILDING
                 MATERIALS..................................       111,661         125,282
    103,481    BTR plc -- MISCELLANEOUS.....................       284,049         211,772
     27,970    Burmah Castrol plc -- OIL-CRUDE PETROLEUM AND
                 GAS........................................       423,009         401,842
     40,200    Imperial Tobacco Group plc -- TOBACCO........       253,557         431,407
     50,000    Matthews (Bernard) plc -- FOOD...............        74,479          97,748
     33,800    Premier Farnell plc -- ELECTRONIC
                 COMPONENTS.................................       257,505          89,135
     61,767    Reckitt & Colman plc -- HOUSEHOLD PRODUCTS...       770,429         815,970
     48,834    Royal & Sun Alliance Insurance Group
                 plc -- INSURANCE...........................       415,759         395,281
    131,350    WPP Group plc -- ADVERTISING-PUBLIC
                 RELATIONS..................................       518,801         795,486
                                                               ------------    ------------
                                                                 3,571,040       3,792,477
                                                               ------------    ------------
               UNITED STATES-20.01%
      4,200    Albertson's, Inc. -- RETAIL-GROCERY..........       143,308         267,487
      5,380    Aluminum Company of
                 America -- METALS-FABRICATING..............       287,643         401,146
     29,400    American Stores Co. -- FOOD..................       723,781       1,085,962
     13,100    BJ's Wholesale Club, Inc.
                 (a) -- RETAIL-MISCELLANEOUS................       234,659         606,694
     16,450    Boise Cascade Corp -- PAPER..................       447,038         509,950
     10,900    Borg-Warner Automotive, Inc. -- AUTOMOBILE
                 AND MOTOR VEHICLE PARTS....................       426,178         608,356
     35,110    Cadiz, Inc. -- LAND DEVELOPMENT..............       302,647         267,714
      9,500    Chase Manhattan Corp. -- BANKS...............       498,894         646,594
     24,130    Comsat Corp. -- TELECOMMUNICATIONS...........       472,433         868,680
     27,150    Data General Corp.
                 (a) -- COMPUTER-SOFTWARE...................       385,841         446,278
     18,200    Enhance Financial Services Group,
                 Inc. -- INSURANCE..........................       203,568         546,000

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
     11,600    Finova Group, Inc. -- FINANCIAL SERVICES.....   $   301,775     $   625,675
     20,500    GenRad, Inc. (a) -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................       197,217         322,875
      5,350    Georgia-Pacific (Timber Group) -- FOREST
                 PRODUCTS...................................       288,622         313,309
      7,800    Goodrich (B.F.) Co. -- CHEMICALS-SPECIALTY...       335,915         279,825
     17,100    Houghton Mifflin Co. -- PUBLISHING...........       457,588         807,975
      8,600    IBP, Inc. -- FOOD............................       197,076         250,475
     39,300    Intelidata Technologies Corp.
                 (a) -- TELECOMMUNICATIONS..................       311,431          51,581
     12,800    MBIA, Inc. -- INSURANCE......................       599,030         839,200
      6,200    Mellon Bank Corp. -- BANKS...................       170,099         426,250
     15,360    Noble Drilling Corp. (a) -- OIL-OFFSORE
                 DRILLING...................................       205,906         198,720
     26,480    Ocean Energy, Inc. -- OIL-CRUDE PETROLEUM AND
                 GAS........................................       385,488         167,155
     19,000    Penncorp Financial Group, Inc. -- FINANCIAL
                 SERVICES...................................       626,598          19,000
      7,550    Pharmacia and Upjohn, Inc. -- DRUGS..........       253,548         427,519
     26,350    Philip Morris Companies, Inc. -- TOBACCO.....     1,141,628       1,409,725
     10,700    Tenneco, Inc. (with rights) -- AUTOMOBILE AND
                 MOTOR VEHICLE PARTS........................       444,828         364,469
     12,100    Tupperware Corp. (a) -- HOUSEHOLD PRODUCTS...       317,742         198,894
     10,600    Unicom Corp. -- UTILITIES-ELECTRIC...........       377,563         408,763
     19,400    UST Corp. -- BANKS...........................       290,001         457,112
     15,200    WorldCorp, Inc. (a) -- AIRLINES..............       138,291           2,280
                                                               ------------    ------------
                                                                11,166,336      13,825,663
                                                               ------------    ------------
               TOTAL COMMON STOCKS..........................   $31,777,012     $39,463,355
                                                               ------------    ------------
                                                               ------------    ------------

PREFERRED STOCKS-0.39%

--------------------------------------------------------------------------------
                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
             GERMANY-0.39%
    5,400    Volkswagen AG Preferred  -- AUTOMOBILE
               MANUFACTURERS..............................   $   198,620     $   269,092
                                                             ------------    ------------

BONDS-INVESTMENT GRADE-24.44%

--------------------------------------------------------------------------------
                                                                      Standard
      Principal                                                       & Poor's                         Market
     Amount (f)                                                        Rating       Cost (b)(f)     Value (c)(f)
   ---------------                                                  -------------   ------------    ------------
                     CANADA-1.75%
   $       800,000   Canadian Government (Canadian Dollar), 5.25%
                       9-1-2003...................................         Aa1*     $   529,922     $   531,667
           210,000   Canadian Government (Canadian Dollar), 8.00%
                       6-1-2023...................................          AAA         177,098         188,740
           610,000   Canadian Government (Canadian Dollar), 8.75%
                       12-1-2005..................................          AAA         500,331         486,717
                                                                                    ------------    ------------
                                                                                      1,207,351       1,207,124
                                                                                    ------------    ------------
                     DENMARK-0.67%
         2,550,000   Kingdom of Denmark (Danish Krone), 7.00%
                       12-15-2004.................................          AAA         404,678         462,411
                                                                                    ------------    ------------
                     GERMANY-10.78%
         1,850,000   Bundesrepublik Deutschland (German
                       Deutschemark), 6.25% 1-4-2024..............         Aaa*       1,137,027       1,336,992
         2,000,000   Bundesrepublik Deutschland (German
                       Deutschemark), 6.50% 10-14-2005............           NR       1,393,977       1,398,175
         1,150,000   Bundesrepublik Deutschland (German
                       Deutschemark), 6.50% 7-4-2027..............           NR         850,757         866,159
         2,100,000   Bundesrepublik Deutschland (German
                       Deutschemark), 8.375% 5-21-2001............         Aaa*       1,353,201       1,408,543
           260,000   Deutsche Ausgleichsbank (US Dollar), 5.125%
                       9-22-2003..................................          AAA         259,731         260,598
           200,000   Deutsche Bundesbahn (German Deutschemark),
                       8.00% 7-1-2002.............................           NR         125,706         137,867
         1,800,000   German Government (German Deutschemark),
                       6.50% 7-15-2003............................         Aaa*       1,151,582       1,218,504
           780,000   German Unity Fund (German Deutschemark),
                       8.00% 1-21-2002............................           NR         556,454         529,868
           450,000   Kredit Fuer Wiederaufbau (German
                       Deutschemark), 5.00% 1-4-2009..............          AAA         276,037         288,878
                                                                                    ------------    ------------
                                                                                      7,104,472       7,445,584
                                                                                    ------------    ------------

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                      Standard
      Principal                                                       & Poor's                         Market
     Amount (f)                                                        Rating       Cost (b)(f)     Value (c)(f)
   ---------------                                                  -------------   ------------    ------------
                     ITALY-2.56%
   $ 1,400,000,000   Italian Government BTP (Italian Lira), 9.50%
                       2-1-2006...................................          AAA     $   953,245     $ 1,154,626
       790,000,000   Italian Government (Italian Lira), 10.00%
                       8-1-2003...................................          AAA         520,089         610,630
                                                                                    ------------    ------------
                                                                                      1,473,334       1,765,256
                                                                                    ------------    ------------
                     JAPAN-1.47%
        43,000,000   Int'l Bank Reconstruction & Development
                       (Japanese Yen), 4.75% 12-20-2004...........          AAA         422,597         447,726
        56,000,000   Japan Development Bank (Japanese Yen), 6.50%
                       9-20-2001..................................          AAA         600,851         567,980
                                                                                    ------------    ------------
                                                                                      1,023,448       1,015,706
                                                                                    ------------    ------------
                     NEW ZEALAND-0.68%
           800,000   New Zealand Government, 8.00% (New Zealand
                       Dollar) 4-15-2004..........................          AAA         474,006         472,466
                                                                                    ------------    ------------
                     SPAIN-0.20%
           130,000   Instituto De Credito Oficial (US Dollar),
                       6.00% 5-19-2008............................           AA         130,518         135,660
                                                                                    ------------    ------------
                     SWEDEN-0.63%
         3,200,000   Swedish Government (Swedish Krona), 6.00%
                       2-9-2005...................................         Aa1*         406,114         438,696
                                                                                    ------------    ------------
                     UNITED KINGDOM-4.09%
           130,000   Halifax plc (US Dollar), 6.00% 2-26-2008.....           AA         129,242         133,459
           230,000   Scottish Power plc (German Deutschemark),
                       5.25% 8-4-2008.............................           A+         128,569         142,921
           150,000   United Kingdom Treasury (British Pound),
                       8.00% 6-10-2003............................         Aaa*         263,302         284,684
           840,000   United Kingdom Treasury (British Pound),
                       8.50% 7-16-2007............................         Aaa*       1,652,459       1,791,712
           200,000   United Kingdom Treasury (British Pound),
                       9.00% 7-12-2011............................         Aaa*         453,309         476,246
                                                                                    ------------    ------------
                                                                                      2,626,881       2,829,022
                                                                                    ------------    ------------
                     UNITED STATES-1.61%
           150,000   Associates Corp. NA, 6.00% 7-15-2005.........          AA-         149,626         152,413
           230,000   Citicorp, 5.50% 6-30-2010....................           A+         127,582         144,648
           130,000   General Electric Capital Corp., 8.125%
                       2-23-2007..................................          AAA         147,015         150,800
            80,000   General Motors, 6.75% 5-1-2028...............            A          79,904          83,494
           100,000   Household Finance Corp., 6.375% 8-1-2010.....            A          98,752         102,640
           120,000   Merrill Lynch & Co., 6.875% 11-15-2018.......          AA-         119,412         124,905
           100,000   Met Life Insurance, 7.45% Note 11-1-2023
                       (e)........................................           A+         101,369         103,565
           150,000   Monsanto Co., 6.60% 12-1-2028 (e)............            A         149,460         149,723
           100,000   Nationwide Mutual Insurance, 7.50% Note
                       2-15-2024 (e)..............................           A+         101,936          99,471
                                                                                    ------------    ------------
                                                                                      1,075,056       1,111,659
                                                                                    ------------    ------------
                     TOTAL BONDS - INVESTMENT GRADE...............                  $15,925,858     $16,883,584
                                                                                    ------------    ------------
                                                                                    ------------    ------------

U.S. GOVERNMENT SECURITIES-10.96%

--------------------------------------------------------------------------------
    Principal                                                                        Market
      Amount                                                        Cost (b)       Value (c)
   ------------                                                   ------------    ------------
                  FEDERAL HOME LOAN MORTGAGE CORPORATION-0.97%
                  NOTES:
   $   650,000    5.75% 2003...................................   $   652,553     $   668,070
                                                                  ------------    ------------
                  OTHER DIRECT FEDERAL OBLIGATIONS - 0.26%
                  TENNESSEE VALLEY AUTHORITY:
       180,000    5.375% 2008..................................       179,252         180,682
                                                                  ------------    ------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION-1.95%
                  NOTES:
    50,000,000    2.00% 1999 (Japanese Yen)....................       351,560         450,188
       250,000    6.50% 2002 (Australian Dollar)...............       184,219         161,516
       650,000    5.75% 2005...................................       650,875         673,836

--------------------------------------------------------------------------------

    Principal                                                                        Market
      Amount                                                        Cost (b)       Value (c)
   ------------                                                   ------------    ------------
   $   100,000    6.375% 2007 (Australian Dollar)..............   $    64,392     $    64,052
                                                                  ------------    ------------
                  TOTAL FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION................................     1,251,046       1,349,592
                                                                  ------------    ------------
                  U.S. TREASURY SECURITIES-7.78%
                  BONDS:
     1,470,000    6.25% 2023...................................     1,613,852       1,644,563
       850,000    8.125% 2019..................................     1,050,290       1,136,610
                                                                  ------------    ------------
                                                                    2,664,142       2,781,173
                  NOTES:
       700,000    3.625% 2008..................................       695,906         686,219
       150,000    7.50% 2005...................................       164,878         171,703
     1,500,000    7.875% 2004..................................     1,720,954       1,737,657
                                                                  ------------    ------------
                  TOTAL U.S. TREASURY SECURITIES...............     5,245,880       5,376,752
                                                                  ------------    ------------
                  TOTAL U.S. GOVERNMENT SECURITIES.............     7,328,731       7,575,096
                                                                  ------------    ------------
                                                                  ------------    ------------
                  TOTAL LONG-TERM INVESTMENTS..................   $55,230,221     $64,191,127
                                                                  ------------    ------------
                                                                  ------------    ------------

SHORT-TERM INVESTMENTS-5.32%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS-5.32%
   $3,672,934    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.03%........   $ 3,672,934
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $58,903,155) (b)...........................   $67,864,061
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1998, the cost of securities for federal income tax purposes was $58,903,155 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $11,252,805
Unrealized depreciation.....................................   (2,291,899)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 8,960,906
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities.

Period Acquired                 Shares/Par  Security                                  Cost Basis
------------------------------  ----------  ----------------------------------------  ------------------
1998                              100,000   Met Life Insurance, 7.45% 11-1-2023 -
                                              144A                                        $  101,369
1998                              150,000   Monsanto Co., 6.60% 12-1-2028 - 144A             149,460
1998                              100,000   Nationwide Mutual Insurance, 7.50%
                                              2-15-2024 - 144A                               101,936

The aggregate value of these securities at December 31, 1998, was $352,759, which represents .51% of total net assets.

 (f) Cost and market value are stated in U.S. dollars; principal amount is stated in the currency indicated.
  * Moody's Rating

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES
Schedule of Investments
December 31, 1998

COMMON STOCKS-64.96%

--------------------------------------------------------------------------------
                                                                                      Market
      Shares                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
                  ADVERTISING-PUBLIC RELATIONS-1.40%
        104,200   Interpublic Group of Companies, Inc..........   $   5,250,932    $   8,309,950
                                                                  -------------    -------------
                  AUTOMOBILE AND MOTOR VEHICLE PARTS-0.28%
            250   Highwaymaster Communications, Inc. (Warrants)
                    (a)(e).....................................           4,547               22
         27,000   Magna International, Inc. Class A............       1,289,673        1,674,000
                                                                  -------------    -------------
                                                                      1,294,220        1,674,022
                                                                  -------------    -------------
                  BANKS -- 1.50%
         63,000   Bank One Corp................................       2,294,316        3,216,937
         11,700   Firstar Corp.................................         991,435        1,091,025
         67,000   Mellon Bank Corp.............................       4,502,735        4,606,250
                                                                  -------------    -------------
                                                                      7,788,486        8,914,212
                                                                  -------------    -------------
                  BEVERAGE-0.62%
         90,000   PepsiCo, Inc.................................       3,679,425        3,684,375
                                                                  -------------    -------------
                  BIOMEDICS, GENETICS RESEARCH AND
                  DEVELOPMENT-2.21%
         68,000   Amgen, Inc. (a)..............................       4,275,714        7,110,250
         40,000   Centocor, Inc. (a)...........................       1,649,351        1,805,000
         25,000   Genentech, Inc. (a)..........................       1,920,742        1,992,187
         45,000   Genzyme Corp. (a)............................       1,669,552        2,238,750
                                                                  -------------    -------------
                                                                      9,515,359       13,146,187
                                                                  -------------    -------------
                  BROADCASTING-2.73%
         50,000   Comcast Corp. Special Class A................       2,676,166        2,934,375
         92,000   Fox Entertainment Group, Inc.................       2,125,237        2,317,250
         90,000   Tele-Communications, Inc. (a)................       3,398,076        4,978,125
         81,000   Viacom, Inc. Class B (a).....................       4,251,408        5,994,000
                                                                  -------------    -------------
                                                                     12,450,887       16,223,750
                                                                  -------------    -------------
                  BUILDING MATERIALS-0.98%
        203,000   Masco Corp...................................       5,578,523        5,836,250
                                                                  -------------    -------------
                  BUSINESS SERVICES AND SUPPLIES-1.87%
         61,000   Computer Sciences Corp. (a)..................       3,181,767        3,930,687
        139,950   Fiserv, Inc. (a).............................       3,711,764        7,198,678
                                                                  -------------    -------------
                                                                      6,893,531       11,129,365
                                                                  -------------    -------------
                  CHEMICALS-0.50%
         62,000   Monsanto Co..................................       2,762,776        2,945,000
                                                                  -------------    -------------
                  CHEMICALS-SPECIALTY-0.48%
         70,000   Minerals Technologies, Inc...................       3,303,691        2,865,625
                                                                  -------------    -------------
                  COMPUTER-COMMUNICATION EQUIPMENT-3.78%
         52,500   3Com Corp. (a)...............................       1,550,393        2,352,656
         63,000   Cisco Systems, Inc. (a)......................       1,418,040        5,847,187
         92,000   Sun Microsystems, Inc. (a)...................       4,396,686        7,877,500
        185,000   Unisys Corp. (a).............................       4,444,589        6,370,937
                                                                  -------------    -------------
                                                                     11,809,708       22,448,280
                                                                  -------------    -------------
                  COMPUTER-SOFTWARE-3.88%
         58,000   America Online, Inc. (a).....................       1,818,671        8,395,500
         20,000   Citrix Systems, Inc. (a).....................       1,399,375        1,941,250

                                                                                      Market
      Shares                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
         32,000   Intuit, Inc. (a).............................   $   2,059,886    $   2,320,000
         75,000   Microsoft Corp. (a)..........................       2,318,035       10,401,562
                                                                  -------------    -------------
                                                                      7,595,967       23,058,312
                                                                  -------------    -------------
                  CONSUMER GOODS-0.72%
         46,000   Colgate-Palmolive Co.........................       4,041,806        4,272,250
                                                                  -------------    -------------
                  DIVERSIFIED COMPANIES-0.30%
         25,000   Minnesota Mining and Manufacturing Co........       2,035,537        1,778,125
                                                                  -------------    -------------
                  DRUGS-6.66%
        131,000   Abbott Laboratories..........................       4,096,210        6,419,000
        115,000   Forest Laboratories, Inc. (a)................       2,913,158        6,116,562
         22,000   Johnson & Johnson............................       1,613,227        1,845,250
         62,000   Lilly (Eli) & Co. (with rights)..............       3,297,976        5,510,250
        155,000   Mylan Laboratories, Inc......................       3,648,477        4,882,500
         24,000   Pfizer, Inc..................................       2,304,209        3,010,500
        115,000   Pharmacia and Upjohn, Inc....................       5,649,211        6,511,875
         70,000   Warner-Lambert Co............................       3,123,516        5,263,125
                                                                  -------------    -------------
                                                                     26,645,984       39,559,062
                                                                  -------------    -------------
                  ELECTRICAL EQUIPMENT-1.36%
         79,000   General Electric Co..........................       4,480,567        8,062,937
                                                                  -------------    -------------
                  ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-0.86%
         60,000   Texas Instruments, Inc.......................       3,329,634        5,133,750
                                                                  -------------    -------------
                  FINANCIAL SERVICES-1.44%
         96,000   Fannie Mae...................................       3,894,416        7,104,000
         36,000   MGIC Investment Corp.........................       1,230,012        1,433,250
                                                                  -------------    -------------
                                                                      5,124,428        8,537,250
                                                                  -------------    -------------
                  FOOD-1.83%
        135,000   Groupe Danone ADR............................       4,185,000        7,593,750
         55,000   Quaker Oats Co...............................       3,366,026        3,272,500
                                                                  -------------    -------------
                                                                      7,551,026       10,866,250
                                                                  -------------    -------------
                  HOTEL AND GAMING-1.29%
        168,100   Sun International Hotels Ltd. (a)............       7,229,431        7,638,044
                                                                  -------------    -------------
                  HOUSEHOLD PRODUCTS-0.49%
         25,000   Clorox Co....................................       2,395,227        2,920,312
                                                                  -------------    -------------
                  INSURANCE-2.51%
        106,000   American International Group, Inc.                  4,969,856       10,242,250
         80,500   Hartford Life, Inc. Class A..................       2,857,963        4,689,125
                                                                  -------------    -------------
                                                                      7,827,819       14,931,375
                                                                  -------------    -------------
                  MACHINERY-0.53%
        124,000   Pall Corp....................................       2,737,800        3,138,750
                                                                  -------------    -------------
                  MEDIA-0.27%
         58,000   Infinity Broadcasting Corp. (a)..............       1,189,000        1,587,750
                                                                  -------------    -------------
                  MEDICAL SUPPLIES-0.68%
         40,000   ALZA Corp. (a)...............................       1,766,190        2,090,000
         30,000   Baxter International, Inc....................       1,767,956        1,929,375
                                                                  -------------    -------------
                                                                      3,534,146        4,019,375
                                                                  -------------    -------------
                  MEDICAL TECHNOLOGY-0.89%
         71,000   Medtronic, Inc. (with rights)................       1,755,812        5,271,750
                                                                  -------------    -------------

--------------------------------------------------------------------------------

                                                                                      Market
      Shares                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
                  NATURAL GAS TRANSMISSIONS-1.14%
         68,000   Enron Corp...................................   $   3,592,035    $   3,880,250
         92,900   Williams Companies, Inc......................       2,929,221        2,897,319
                                                                  -------------    -------------
                                                                      6,521,256        6,777,569
                                                                  -------------    -------------
                  OFFICE EQUIPMENT AND SUPPLIES-1.34%
         46,000   EMC Corp. (a)................................       2,125,046        3,910,000
         22,000   International Business Machines Corp.........       3,897,471        4,064,500
                                                                  -------------    -------------
                                                                      6,022,517        7,974,500
                                                                  -------------    -------------
                  OIL-CRUDE PETROLEUM AND GAS-2.03%
         44,000   Chevron Corp.................................       3,750,336        3,649,250
         54,000   Exxon Corp...................................       3,942,007        3,948,750
         93,000   Royal Dutch Petroleum Co. NY Shares..........       4,468,845        4,452,375
                                                                  -------------    -------------
                                                                     12,161,188       12,050,375
                                                                  -------------    -------------
                  OIL-REFINING-0.57%
         52,000   Atlantic Richfield Co........................       3,626,251        3,393,000
                                                                  -------------    -------------
                  PERSONAL SERVICES-0.24%
         37,000   Service Corp. International..................       1,426,010        1,408,313
                                                                  -------------    -------------
                  PHOTOGRAPHIC-0.45%
         37,000   Eastman Kodak Co.............................       3,100,685        2,664,000
                                                                  -------------    -------------
                  PRECISION INSTRUMENTS-TEST, RESEARCH-0.31%
         19,000   Perkin-Elmer Corp............................       1,856,216        1,853,688
                                                                  -------------    -------------
                  PUBLISHING-2.64%
         53,000   New York Times Co. Class A...................       1,869,840        1,838,438
        125,000   Reader's Digest Association, Inc. Class A....       3,519,550        3,148,438
        172,000   Time Warner, Inc.............................       4,513,824       10,674,750
                                                                  -------------    -------------
                                                                      9,903,214       15,661,626
                                                                  -------------    -------------
                  RESTAURANTS AND FRANCHISING-0.79%
         61,200   McDonald's Corp..............................       3,697,131        4,689,450
                                                                  -------------    -------------
                  RETAIL-DEPARTMENT STORES-0.74%
         71,000   Kohl's Corp. (a).............................         694,721        4,362,063
                                                                  -------------    -------------
                                                                                      Market
      Shares                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
                  RETAIL-DISCOUNT STORES-1.54%
         40,000   Costco Companies, Inc. (a)...................   $     642,250    $   2,887,500
         77,000   Wal-Mart Stores, Inc.........................       4,037,709        6,270,688
                                                                  -------------    -------------
                                                                      4,679,959        9,158,188
                                                                  -------------    -------------
                  RETAIL-GROCERY-0.66%
         65,000   Kroger Co. (a)...............................       3,447,756        3,932,500
                                                                  -------------    -------------
                  RETAIL-SPECIALTY-2.77%
        124,000   Home Depot, Inc..............................       2,241,571        7,587,250
         40,000   Rite Aid Corp................................       1,861,376        1,982,500
         39,000   Tiffany & Co.................................       1,873,836        2,023,125
         83,000   Walgreen Co..................................       2,712,202        4,860,688
                                                                  -------------    -------------
                                                                      8,688,985       16,453,563
                                                                  -------------    -------------
                  TELECOMMUNICATIONS-0.02%
          1,000   Hyperion Telecom
                    (Warrants) (a)(e)..........................           4,022          100,000
                                                                  -------------    -------------
                  TELEPHONE SERVICES-5.58%
         61,500   AirTouch Communications, Inc. (a)                   1,709,926        4,435,688
         30,000   ALLTEL Corp..................................       1,494,696        1,794,375
         78,000   AT & T Corp..................................       5,156,991        5,869,500
         33,000   Bell Atlantic Corp...........................       1,626,662        1,874,813
        205,000   Frontier Corp................................       5,940,511        6,970,000
        116,000   MCI WorldCom, Inc. (a).......................       3,253,333        8,323,000
        150,000   Vanguard Cellular Systems, Inc. Class A
                    (a)........................................       3,446,472        3,871,875
                                                                  -------------    -------------
                                                                     22,628,591       33,139,251
                                                                  -------------    -------------
                  TOBACCO-1.84%
        158,000   Philip Morris Companies, Inc.................       5,852,248        8,453,000
         70,000   Universal Corp...............................       2,533,392        2,458,750
                                                                  -------------    -------------
                                                                      8,385,640       10,911,750
                                                                  -------------    -------------
                  UTILITIES-ELECTRIC-1.81%
        126,000   AES Corp. (a)................................       3,257,538        5,969,250
        176,000   Endesa S.A. ADR..............................       3,963,168        4,752,000
                                                                  -------------    -------------
                                                                      7,220,706       10,721,250
                                                                  -------------    -------------
                  WASTE DISPOSAL-0.43%
         55,000   Waste Management, Inc........................       2,122,432        2,564,375
                                                                  -------------    -------------
                  TOTAL COMMON STOCKS..........................   $ 263,989,002    $ 385,767,769
                                                                  -------------    -------------
                                                                  -------------    -------------

ASSET BACKED SECURITIES-6.95%

--------------------------------------------------------------------------------
                                                                   Standard
                                                                   & Poor's
    Principal                                                       Rating                           Market
      Amount                                                      (Unaudited)      Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  COMMERCIAL LOANS-3.52%
   $ 1,639,651    DLJ Mortgage Acceptance Corp., 7.28% Ser
                    1996-CF1 Class A-1A 3-13-2028 (e)..........          AAA     $   1,651,658    $   1,709,910
     2,500,000    First Union-Lehman Brothers Commercial
                    Mortgage, 7.30% Ser 1997-C1 Class A2
                    12-18-2006.................................         Aaa*         2,523,007        2,694,000
     2,510,000    GMAC Commercial Mortgage Securities, Inc.,
                    7.085% Ser 1997-C1 Class E 12-15-2010......            A         2,521,697        2,492,882
     2,073,036    GS Mortgage Securities Corp. II Protective
                    Life, 7.02% Ser 1996-PL Class A1
                    3-1-2026...................................         Aaa*         2,038,210        2,195,159
     1,035,487    J.P. Morgan Commercial Mortgage Finance
                    Corp., 6.47% Ser 1996-C2 Class A
                    11-25-2027.................................          AAA         1,042,773        1,055,400
       860,000    J.P. Morgan Commercial Mortgage Finance
                    Corp., 7.472% Ser 1997-C4 Class B
                    12-26-2028.................................         Aa2*           866,348          924,104
     1,065,276    Merrill Lynch Mortgage Investors, Inc., 6.76%
                    Variable Rate Ser 1995-C3 Class A1
                    12-26-2025.................................          AAA         1,075,391        1,092,610

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

ASSET BACKED SECURITIES-CONTINUED
--------------------------------------------------------------------------------

                                                                   Standard
                                                                   & Poor's
    Principal                                                       Rating                           Market
      Amount                                                      (Unaudited)      Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
   $   532,581    Merrill Lynch Mortgage Investors, Inc.,
                    6.815% Variable Rate Ser 1995-C2 Class A1
                    6-15-2021..................................         Aaa*     $     540,168    $     547,908
     1,600,000    Merrill Lynch Mortgage Investors, Inc., 7.42%
                    Ser 1996-C1 Class B 4-25-2028..............           AA         1,602,442        1,704,304
     1,200,000    Midland Realty Acceptance Corp., 7.76% Ser
                    1996-C1 Class B 7-25-2008..................           AA         1,210,453        1,318,812
     1,000,000    Mortgage Capital Funding, Inc., 7.90% Ser
                    1996-MC1 Class B 2-15-2006.................          AA+         1,008,335        1,093,140
     1,870,000    Nationslink Funding Corp., 7.52% Ser 1996-1
                    Class A2 7-20-2005.........................          AAA         1,871,831        1,996,319
     1,994,337    Nationslink Funding Corp., 7.53% Ser 1996-1
                    Class A1 9-20-2002.........................          AAA         2,000,173        2,088,928
                                                                                 -------------    -------------
                                                                                    19,952,486       20,913,476
                                                                                 -------------    -------------
                  HOUSING-0.65%
       739,458    Green Tree Recreational, Equipment & Consumer
                    Trust, 6.71% Ser 1998-A Class A1H
                    5-15-2029..................................          AAA           736,362          764,238
       500,000    Money Store Home Improvement Trust, 7.41% Ser
                    1997-1 Class M1 5-15-2017..................           AA           501,960          521,796
     2,500,000    Money Store Residential Trust, 7.09%
                    1997-I-M1 7-15-2016........................           AA         2,499,622        2,575,970
                                                                                 -------------    -------------
                                                                                     3,737,944        3,862,004
                                                                                 -------------    -------------
                  MANUFACTURED HOMES-0.96%
     1,500,000    Green Tree Financial Corp., 7.54% Ser 1997-2
                    Class M1 4-15-2028.........................         Aa3*         1,542,562        1,548,425
     4,000,000    Green Tree Financial Corp., 7.65% Ser 1994-1
                    Class A5 4-15-2019.........................         Aa2*         4,070,313        4,156,304
                                                                                 -------------    -------------
                                                                                     5,612,875        5,704,729
                                                                                 -------------    -------------
                  MISCELLANEOUS-0.04%
       228,490    Fifth Third Auto Grantor Trust, 6.70% Ser
                    1996-B Class B 3-15-2002...................            A           228,389          230,586
                                                                                 -------------    -------------
                  MULTI-FAMILY LOANS-1.45%
     1,500,000    DLJ Mortgage Acceptance Corp., 7.14%
                    Multifamily Mtg Pass Thru Certificate Ser
                    1997-CF2 Class B1 10-15-2007 (e)...........          BBB         1,513,889        1,493,355
     4,851,000    DLJ Mortgage Acceptance Corp., 8.50%
                    Multifamily Mtg Pass Thru Certificate Ser
                    1994-MF4 Class A2 4-18-2001................            A         4,900,802        4,959,614
     1,500,000    DLJ Mortgage Acceptance Corp., 8.80%
                    Multifamily Mtg Pass Thru Certificate Ser
                    1993-12 Class B1 9-18-2003.................           NR         1,473,750        1,531,695
       738,852    Fund America Structured Transactions, L.P.,
                    Collateralized Note, 8.34% Ser 1996-1 Class
                    A Principal Only 1-1-2033 (f)(h)...........        Baa3*           552,868          591,082
                                                                                 -------------    -------------
                                                                                     8,441,309        8,575,746
                                                                                 -------------    -------------
                  WHOLE LOAN RESIDENTIAL-0.33%
     1,079,105    Blackrock Capital Funding L.L.C., 7.75% 97-R1
                    Class A1 3-25-2037 (e).....................         Aaa*         1,088,980        1,080,117
       866,398    Mid-State Trust, 7.54% Ser 6 Class A3
                    7-1-2035...................................           AA           865,861          891,402
                                                                                 -------------    -------------
                                                                                     1,954,841        1,971,519
                                                                                 -------------    -------------
                  TOTAL ASSET BACKED SECURITIES................                  $  39,927,844    $  41,258,060
                                                                                 -------------    -------------
                                                                                 -------------    -------------

CORPORATE BONDS-INVESTMENT GRADE-10.89%

--------------------------------------------------------------------------------
                                                                   Standard
                                                                   & Poor's
    Principal                                                       Rating                           Market
      Amount                                                      (Unaudited)      Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  AEROSPACE AND EQUIPMENT-0.54%
   $ 1,500,000    Lockheed Martin Corp., 7.65% Deb 5-1-2016....         BBB+     $   1,508,331    $   1,681,098
     1,500,000    Raytheon Co., 5.70%, 11-1-2003...............          BBB         1,506,407        1,501,173
                                                                                 -------------    -------------
                                                                                     3,014,738        3,182,271
                                                                                 -------------    -------------
                  AIR FREIGHT-0.26%
     1,476,723    Federal Express, 7.50% Pass Thru Certificate
                    Ser 1997-A 1-15-2018.......................          AAA         1,476,723        1,573,330
                                                                                 -------------    -------------
                  BANKS-0.93%
     1,500,000    Bank Austria AG, 7.25% Sub Note 2-15-2017
                    (f)........................................          AA+         1,497,280        1,532,757
     1,350,000    CoreStates Capital Corp., 6.75% Medium Term
                    Note 11-15-2006............................            A         1,359,046        1,410,557
     1,000,000    Mellon Financial, 5.75% 11-15-2003...........           A+           998,193        1,005,857

--------------------------------------------------------------------------------

                                                                   Standard
                                                                   & Poor's
    Principal                                                       Rating                           Market
      Amount                                                      (Unaudited)      Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
   $ 1,500,000    St. Paul Bancorp, Inc., 7.125% Sr Note
                    2-15-2004..................................         BBB-     $   1,494,601    $   1,567,266
                                                                                 -------------    -------------
                                                                                     5,349,120        5,516,437
                                                                                 -------------    -------------
                  BROKERAGE AND INVESTMENT-0.87%
     1,500,000    Bear Stearns Capital Trust I, 7.00% Variable
                    Rate Bond 1-15-2027........................          BBB         1,499,148        1,504,798
     2,250,000    Lehman Brothers Holdings, Inc., 7.375% Sr
                    Note 5-15-2004.............................            A         2,242,818        2,336,782
     1,250,000    Salomon, Inc., 6.875% Sr Note 12-15-2003.....            A         1,288,695        1,299,856
                                                                                 -------------    -------------
                                                                                     5,030,661        5,141,436
                                                                                 -------------    -------------
                  CABLE TELEVISION-0.60%
     1,250,000    Comcast Cable Communications, 8.375%
                    5-1-2007...................................         BBB-         1,416,537        1,446,779
     1,000,000    Cox Communications, Inc., 6.40% 8-1-2008.....           A-         1,025,047        1,047,226
     1,000,000    Viacom, Inc., 7.75% 6-1-2005.................         BBB-         1,068,933        1,091,919
                                                                                 -------------    -------------
                                                                                     3,510,517        3,585,924
                                                                                 -------------    -------------
                  CAPTIVE AUTO FINANCE-0.13%
       750,000    Toyota Motor Credit, 5.625% Note
                    11-13-2003.................................          AAA           748,806          753,620
                                                                                 -------------    -------------
                  CHEMICALS-0.15%
     1,000,000    Equistar Chemical, 7.55% 2-15-2026...........         BBB-           940,690          910,420
                                                                                 -------------    -------------
                  CONSUMER FINANCE-0.17%
     1,000,000    Beneficial Corp., 6.33% Medium Term Note
                    12-18-2000.................................            A           994,660        1,010,889
                                                                                 -------------    -------------
                  DIVERSIFIED FINANCE-0.47%
     1,250,000    Associates Corp. N.A., 5.75% 11-1-2003.......          AA-         1,249,527        1,258,929
     1,500,000    AT&T Capital Corp., 7.50% 11-15-2000.........          BBB         1,498,694        1,524,999
                                                                                 -------------    -------------
                                                                                     2,748,221        2,783,928
                                                                                 -------------    -------------
                  ELECTRONIC-MISCELLANEOUS-0.09%
       500,000    Sony Corp., 6.125% Bond 3-4-2003.............           A+           499,094          512,791
                                                                                 -------------    -------------
                  ENERGY-0.13%
       750,000    NGC Corp. Capital Trust, 8.32% 6-1-2027......          BBB           750,000          765,277
                                                                                 -------------    -------------
                  FINANCIAL SERVICES-0.43%
     1,250,000    Homeside Lending, Inc., 6.875% Medium Term
                    Note 6-30-2002.............................           A+         1,249,697        1,282,801
     1,250,000    Prudential Insurance Co., 6.375% Sr Note
                    7-23-2006 (e)..............................           A+         1,244,721        1,287,156
                                                                                 -------------    -------------
                                                                                     2,494,418        2,569,957
                                                                                 -------------    -------------
                  FOOD-0.17%
     1,000,000    Safeway, Inc., 6.05% 11-15-2003..............          BBB           998,323        1,009,226
                                                                                 -------------    -------------
                  FOREIGN-GOVERNMENT AGENCIES-0.22%
     1,250,000    Quebec (Province of), 7.50% Yankee Bond
                    7-15-2002..................................           A+         1,279,042        1,325,325
                                                                                 -------------    -------------
                  FOREIGN-GOVERNMENT-1.38%
     1,250,000    Alberta (Province of), 4.875% 10-29-2003.....          AA+         1,245,810        1,234,788
     1,250,000    Canada (Government of), 5.25% 11-5-2008......          AA+         1,249,716        1,257,925
     1,500,000    Manitoba (Province of), 5.50% 10-1-2008......          AA-         1,490,616        1,513,815
     1,500,000    Ontario (Province of), 5.50% 10-1-2008.......          AA-         1,491,290        1,507,050
     1,500,000    Ontario (Province of), 7.375% 1-27-2003......          AA-         1,610,118        1,624,095
     1,000,000    Poland (Republic of), 7.125% Yankee Bond
                    7-1-2004...................................         BBB-           995,796        1,047,500
                                                                                 -------------    -------------
                                                                                     8,083,346        8,185,173
                                                                                 -------------    -------------
                  FOREST PRODUCTS-0.17%
     1,000,000    Fort James Corp., 6.50% Sr Note 9-15-2002....         BBB-           999,054        1,019,032
                                                                                 -------------    -------------
                  HOUSING-0.21%
     1,250,000    Masco Corp., 6.625% 4-15-2018................           A-         1,248,268        1,266,798
                                                                                 -------------    -------------
                  INDUSTRIAL-0.22%
     1,250,000    Tyco International Group, 6.375% 6-15-2005...           A-         1,245,219        1,277,356
                                                                                 -------------    -------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                   Standard
                                                                   & Poor's
    Principal                                                       Rating                           Market
      Amount                                                      (Unaudited)      Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  INSURANCE-0.26%
   $ 1,500,000    Reliastar Financial Corp., 6.625% Note
                    9-15-2003..................................            A     $   1,550,176    $   1,558,796
                                                                                 -------------    -------------
                  LEASING-0.17%
     1,000,000    Ryder System, Inc., 6.60% Note 11-15-2005....         BBB+           999,665        1,015,230
                                                                                 -------------    -------------
                  MEDIA-0.13%
       750,000    Belo (A.H.) Corp., 7.25% Note 9-15-2027......         BBB-           745,631          765,392
                                                                                 -------------    -------------
                  MISCELLANEOUS-0.05%
       250,000    New York (City of), 10.00% General Obligation
                    Taxable Bond Ser D 8-1-2005
                    (Prerefunded 8-1-2001 @103)................           A-           248,612          286,194
                                                                                 -------------    -------------
                  NATURAL GAS TRANSMISSIONS-0.31%
     1,250,000    Tennessee Gas Pipeline, 7.50% Bond
                    4-1-2017...................................          BBB         1,230,843        1,330,916
       500,000    Trans-Canada Pipelines Ltd., 7.06% Note
                    10-14-2025.................................           A-           500,000          502,193
                                                                                 -------------    -------------
                                                                                     1,730,843        1,833,109
                                                                                 -------------    -------------
                  OIL-EQUIPMENT WELLS AND SERVICES-0.25%
       500,000    Petroleum Geo-Services, 6.25% 11-19-2003
                    (e)........................................          BBB           497,845          497,778
     1,000,000    Petroleum Geo-Services, 7.125% Sr Note
                    3-30-2028..................................          BBB           997,122          981,183
                                                                                 -------------    -------------
                                                                                     1,494,967        1,478,961
                                                                                 -------------    -------------
                  RAILROAD AND RAILROAD EQUIPMENT-0.10%
       500,000    CSX Corp., 7.90% Deb 5-1-2017................          BBB           499,721          566,612
                                                                                 -------------    -------------
                  REAL ESTATE-INVESTMENT TRUST-0.24%
     1,500,000    Meditrust, 7.82% Note 9-10-2026..............        Baa3*         1,569,181        1,425,681
                                                                                 -------------    -------------
                  SUPRANATIONAL-0.21%
     1,250,000    Corp Andina de Fomento, 7.10% Yankee Bond
                    2-1-2003...................................         BBB+         1,249,471        1,233,070
                                                                                 -------------    -------------
                  TELECOMMUNICATIONS-0.74%
     1,250,000    360 Communications Co., 7.50% Sr Note
                    3-1-2006...................................            A         1,247,726        1,376,811
     1,500,000    Sprint Capital Corp., 6.125% 11-15-2008......           A-         1,498,900        1,530,530
     1,500,000    U.S. West Communications, 5.625%
                    11-15-2008.................................           A+         1,494,739        1,514,901
                                                                                 -------------    -------------
                                                                                     4,241,365        4,422,242
                                                                                 -------------    -------------
                  TELEPHONE SERVICES-0.36%
     1,000,000    Century Telephone Enterprises, Inc., 6.15%
                    1-15-2005..................................         BBB+           998,653        1,020,001
     1,000,000    GTE Corp., 7.51% Note 4-1-2009...............            A           992,664        1,147,956
                                                                                 -------------    -------------
                                                                                     1,991,317        2,167,957
                                                                                 -------------    -------------
                  UTILITIES-ELECTRIC-0.93%
     1,500,000    Detroit Edison Co., 5.90% Ser J 4-16-2001....           A-         1,511,447        1,512,300
     1,000,000    Duke Energy Corp., 6.00% Sr Note 12-1-2028...            A           976,132          982,144
     1,500,000    Madison Gas & Electric Co., 6.02%
                    9-15-2008..................................          AA-         1,500,000        1,513,839
     1,500,000    Texas Utilities Electric Capital V, 8.175%
                    1-30-2037..................................          BBB         1,500,000        1,523,793
                                                                                 -------------    -------------
                                                                                     5,487,579        5,532,076
                                                                                 -------------    -------------
                  TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                  $  63,219,428    $  64,674,510
                                                                                 -------------    -------------
                                                                                 -------------    -------------

CORPORATE BONDS-NON-INVESTMENT GRADE-3.53%

--------------------------------------------------------------------------------
                                                                   Standard
                                                                   & Poor's
    Principal                                                       Rating                           Market
      Amount                                                      (Unaudited)      Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  BROADCASTING-0.18%
   $ 1,000,000    Sinclair Broadcasting Group, Inc., 10.00% Sr
                    Sub Note 9-30-2005.........................            B     $   1,000,000    $   1,060,000
                                                                                 -------------    -------------

--------------------------------------------------------------------------------

                                                                   Standard
                                                                   & Poor's
    Principal                                                       Rating                           Market
      Amount                                                      (Unaudited)      Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  CABLE TELEVISION-0.88%
   $ 1,000,000    Adelphia Communications, Inc., 8.375% Sr Note
                    2-1-2008...................................           B+     $   1,007,096    $   1,032,500
     1,000,000    Adelphia Communications, Inc., 9.25% Sr Note
                    10-1-2002..................................           B+         1,016,410        1,055,000
     1,008,177    Australis Media Ltd., Sr Sub Disc Note
                    5-15-2003 (Zero coupon through 5-15-2000,
                    thereafter 15.75%) (a)(e)..................            D           802,731               10
     1,000,000    CSC Holdings, Inc., 10.50% Sr Sub Deb
                    5-15-2016..................................          BB-         1,014,435        1,175,000
       750,000    CSC Holdings, Inc., 8.125% Sr Deb
                    8-15-2009..................................          BB+           770,277          788,850
     1,000,000    Lenfest Communications, 8.25% Sr Sub Note
                    2-15-2008..................................          BB-           997,429        1,042,500
     1,000,000    Wireless One, Inc., 13.00% Sr Note
                    10-15-2003.................................         CCC+           982,340          150,000
                                                                                 -------------    -------------
                                                                                     6,590,718        5,243,860
                                                                                 -------------    -------------
                  COMPUTER-HARDWARE-0.20%
     1,000,000    Unisys Corp., 11.75% Sr Note 10-15-2004......          BB-         1,074,077        1,160,000
                                                                                 -------------    -------------
                  ENERGY-0.27%
     1,750,000    Energy Corp. of America, 9.50% Sr Sub Note
                    5-15-2007..................................            B         1,750,000        1,618,750
                                                                                 -------------    -------------
                  ENTERTAINMENT-0.13%
       750,000    Speedway Motorsports, Inc., 8.50% Sr Sub Deb
                    8-15-2007..................................           B+           755,941          791,250
                                                                                 -------------    -------------
                  FOREIGN-GOVERNMENT-0.13%
     1,000,000    United Mexican States, 6.25% Ser W-B Secured
                    Note 12-31-2019............................           BB           754,775          778,100
                                                                                 -------------    -------------
                  TELECOMMUNICATIONS-1.20%
     1,000,000    Hyperion Telecommunication, 12.25% Sr Note
                    9-1-2004...................................           B+         1,088,746        1,015,000
       750,000    Intermedia Communications, Inc., 8.50% Sr
                    Note 1-15-2008.............................            B           750,000          712,500
     1,000,000    Iridium LLC/Capital Corp., 14.00% Sr Note
                    7-15-2005..................................           B-         1,112,934          950,000
       750,000    Microcell Telecommunications, Inc., 11.80%
                    Disc Note 6-1-2006 (Zero coupon through
                    12-1-2001, thereafter 14.00%) (g)..........          B3*           557,128          556,875
     1,000,000    Nextel Communications, Inc., 9.58% Sr Disc
                    Note 9-15-2007 (Zero coupon through
                    9-15-2002, thereafter 10.65%) (g)..........         CCC+           695,344          637,500
       750,000    Qwest Communications International, Inc.,
                    7.25% Sr Note 11-1-2008 (e)................          BB+           750,000          765,000
     2,000,000    Rogers Cantel, Inc., 9.375% Sr Secured Deb
                    6-1-2008...................................          BB+         2,118,667        2,110,000
       500,000    Winstar Communications, Inc., 9.83% Sr Disc
                    Note 10-15-2005 (Zero coupon through
                    10-15-2000, thereafter 14.00%) (g).........         CCC+           440,477          355,000
                                                                                 -------------    -------------
                                                                                     7,513,296        7,101,875
                                                                                 -------------    -------------
                  TEXTILE MANUFACTURING-0.18%
     1,000,000    Pillowtex Corp., 10.00% Sr Sub Note
                    11-15-2006.................................           B+         1,048,098        1,080,000
                                                                                 -------------    -------------
                  TRANSPORTATION-0.19%
     1,000,000    Greyhound Lines, Inc., 11.50% Sr Note
                    4-15-2007..................................           B-         1,074,786        1,135,000
                                                                                 -------------    -------------
                  UTILITIES-ELECTRIC-0.17%
     1,000,000    Niagara Mohawk Power, 7.25% Sr Note
                    10-1-2002..................................          BB+           994,872        1,024,383
                                                                                 -------------    -------------
                  TOTAL CORPORATE BONDS - NON-INVESTMENT
                    GRADE......................................                  $  22,556,563    $  20,993,218
                                                                                 -------------    -------------
                                                                                 -------------    -------------

U.S. GOVERNMENT SECURITIES-7.81%

--------------------------------------------------------------------------------
    Principal                                                                         Market
      Amount                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.40%
                  MORTGAGE BACKED SECURITIES:
   $ 1,617,677    6.00% 2013...................................   $   1,622,203    $   1,619,699
       742,498    6.30% 2008...................................         743,437          772,258
     1,938,917    6.63% 2005...................................       1,992,072        2,036,464
     1,384,130    7.00% 2011...................................       1,359,220        1,413,543
     1,600,718    7.50% 2022-2027..............................       1,652,229        1,643,238
       744,548    8.00% 2025...................................         755,832          770,840

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                         Market
      Amount                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
   $    27,194    9.00% 2021...................................   $      27,134    $      28,740
                                                                  -------------    -------------
                  TOTAL FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION................................       8,152,127        8,284,782
                                                                  -------------    -------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
                  0.87%
                  MORTGAGE BACKED SECURITIES:
     2,370,273    7.50% 2023...................................       2,258,426        2,443,610
     2,466,516    9.00% 2022-2023..............................       2,546,678        2,631,464
        80,942    9.50% 2020...................................          80,740           87,341
                                                                  -------------    -------------
                  TOTAL GOVERNMENT NATIONAL MORTGAGE
                    ASSOCIATION................................       4,885,844        5,162,415
                                                                  -------------    -------------
                  U.S. TREASURY SECURITIES - 5.54%
                  BONDS:
    14,450,000    5.59% 2022 Zero Coupon Strip (g).............       3,893,904        3,904,231
     6,910,000    5.61% 2018 Zero Coupon Strip (g).............       2,301,595        2,298,190
    37,000,000    5.65% 2019 Zero Coupon Strip (g).............      12,053,822       12,111,173
       670,000    8.125% 2021..................................         896,516          906,803
                                                                  -------------    -------------
                                                                     19,145,837       19,220,397
                                                                  -------------    -------------
                  NOTES:
     2,220,000    6.375% 2000..................................       2,249,854        2,269,950
    10,150,000    6.625% 2007..................................      11,398,918       11,415,583
                                                                  -------------    -------------
                                                                     13,648,772       13,685,533
                                                                  -------------    -------------
                  TOTAL U.S. TREASURY SECURITIES...............      32,794,609       32,905,930
                                                                  -------------    -------------
                  TOTAL U.S. GOVERNMENT SECURITIES.............      45,832,580       46,353,127
                                                                  -------------    -------------
                                                                  -------------    -------------
                  TOTAL LONG-TERM INVESTMENTS..................   $ 435,525,417    $ 559,046,684
                                                                  -------------    -------------
                                                                  -------------    -------------

SHORT-TERM INVESTMENTS-5.89%

--------------------------------------------------------------------------------
    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS - 2.61%
   $15,498,000    U.S. Bank N.A. Money Market Variable Rate
                    Time Deposit, Current rate -- 5.03%........   $  15,498,000
                                                                  -------------
                  DIVERSIFIED FINANCE-2.44%
    14,512,000    Associates Corp. Master Variable Rate Note,
                    Current rate -- 4.69%......................      14,512,000
                                                                  -------------
                  U.S. GOVERNMENT AGENCY-0.84%
     5,000,000    Federal Home Loan Mortgage Corp., 5.20%,
                    1-25-1999..................................       4,994,322
                                                                  -------------
                  TOTAL SHORT-TERM INVESTMENTS.................      35,004,322
                                                                  -------------
                                                                  -------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $470,529,739) (B)..........................   $ 594,051,006
                                                                  -------------
                                                                  -------------

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At December 31, 1998, the cost of securities for federal income tax purposes was $470,531,624 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $128,900,863
Unrealized depreciation.....................................   (5,381,481)
-------------------------------------------------------------------------
Net unrealized appreciation                                   $123,519,382
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.59% of net assets as of December 31, 1998.

--------------------------------------------------------------------------------
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other 'accredited investors'. These investments have been identified by portfolio management as illiquid securities:

Period Acquired  Shares/Par   Security                                                                           Cost Basis
---------------  -----------  ---------------------------------------------------------------------------------  ----------
1997              1,008,177   Australis Ltd. due 2003                                                            $  802,731
1997              1,079,105   Blackrock Capital Funding due 2037 - 144A                                           1,088,980
1997              1,500,000   DLJ Mortgage Acceptance Corp. due 2007 - 144A                                       1,513,889
1996              1,639,651   DLJ Mortgage Acceptance Corp. due 2028 - 144A                                       1,651,658
1997                    250   Highwaymaster Communications, Inc. (Warrants) - 144A                                    4,547
1996                  1,000   Hyperion Telecom (Warrants) - 144A                                                      4,022
1998                500,000   Petroleum Geo-Services due 2003 - 144A                                                497,845
1998              1,250,000   Prudential Insurance Co. due 2006 - 144A                                            1,244,721
1998                750,000   Qwest Communications International, Inc. due 2008 - 144A                              750,000

The aggregate value of these securities at December 31, 1998, was $6,933,348, which represents 1.17% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, a s amended, and may be sold only to dealers in that program or to other 'accredited investors'. Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at December 31, 1998, was $2,123,839, which represents .36% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (h) The interest rate disclosed for principal only strips represents effective yield at December 31, 1998, based upon future cash flows. This security has been identified by portfolio management as a liquid security. The aggregate value of this security at December 31, 1998, was $591,082, which represents .10% of total net assets.
  * Moody's Rating

FORTIS SERIES FUND, INC.
VALUE SERIES
Schedule of Investments
December 31, 1998

COMMON STOCKS-98.34%

--------------------------------------------------------------------------------
                                                                                    Market
     Shares                                                        Cost (b)       Value (c)
   -----------                                                   ------------    ------------
                 AEROSPACE AND EQUIPMENT-2.66%
        11,500   AlliedSignal, Inc............................   $    405,314    $    509,594
        21,000   Boeing Co....................................        670,829         685,125
         4,000   Lockheed Martin Corp.........................        421,273         339,000
         7,000   Raytheon Co. Class A.........................        354,181         361,812
         4,000   United Technologies Corp.....................        436,505         435,000
                                                                 ------------    ------------
                                                                    2,288,102       2,330,531
                                                                 ------------    ------------
                 AIRLINES-0.90%
         6,000   AMR Corp. (a)................................        411,585         356,250
        14,500   KLM Royal Dutch Air Lines N.V................        434,777         435,000
                                                                 ------------    ------------
                                                                      846,362         791,250
                                                                 ------------    ------------
                 AUTOMOBILE MANUFACTURERS-2.95%
        27,000   Ford Motor Co................................      1,227,231       1,584,562
        14,000   General Motors Corp..........................        821,751       1,001,875
                                                                 ------------    ------------
                                                                    2,048,982       2,586,437
                                                                 ------------    ------------
                 BANKS-13.44%
        16,300   Bank of New York Company, Inc................        454,625         656,075
        25,000   Bank One Corp................................        961,167       1,276,562
        38,800   BankAmerica Corp.............................      2,177,239       2,332,850
         7,000   BankBoston Corp..............................        268,599         272,562
        15,800   Chase Manhattan Corp.........................        939,173       1,075,387
        21,000   First Union Corp.............................      1,079,564       1,277,062
        16,000   Fleet Financial Group, Inc...................        589,647         715,000
        14,000   KeyCorp......................................        399,814         448,000
         7,500   Mellon Bank Corp.............................        425,666         515,625
         6,000   National City Corp...........................        442,516         435,000
         8,500   PNC Bank Corp................................        410,066         460,062
        13,500   Republic New York Corp.......................        597,693         615,094
         4,500   SunTrust Banks, Inc..........................        303,701         344,250
        13,500   U.S. Bancorp.................................        474,997         479,250
         4,500   Wachovia Corp................................        392,997         393,469
        12,500   Washington Mutual, Inc.......................        458,775         477,344
                                                                 ------------    ------------
                                                                   10,376,239      11,773,592
                                                                 ------------    ------------
                 BROADCASTING-0.63%
         7,500   Viacom, Inc. Class B (a).....................        475,474         555,000
                                                                 ------------    ------------
                 BROKERAGE AND INVESTMENT-0.50%
         6,500   Merrill Lynch & Co., Inc.....................        324,746         433,875
                                                                 ------------    ------------
                 BUILDING MATERIALS-0.30%
         9,000   Masco Corp...................................        262,730         258,750
                                                                 ------------    ------------
                 BUSINESS SERVICES-1.15%
         8,000   Computer Sciences Corp. (a)..................        464,433         515,500
        15,500   First Data Corp..............................        418,189         491,156
                                                                 ------------    ------------
                                                                      882,622       1,006,656
                                                                 ------------    ------------
                 CABLE TELEVISION-0.70%
        13,000   Media One Group, Inc. (a)....................        489,194         611,000
                                                                 ------------    ------------
                 CHEMICALS-2.36%
         5,000   Dow Chemical Co..............................        452,801         454,687
        20,500   du Pont (E.I.) de Nemours & Co...............      1,159,968       1,087,781
        11,000   Monsanto Co..................................        535,855         522,500
                                                                 ------------    ------------
                                                                    2,148,624       2,064,968
                                                                 ------------    ------------
                 CHEMICALS-SPECIALTY-1.10%
        24,000   Air Products and Chemicals, Inc..............        837,048         960,000
                                                                 ------------    ------------

                                                                                    Market
     Shares                                                        Cost (b)       Value (c)
   -----------                                                   ------------    ------------
                 COMPUTER-COMMUNICATION EQUIPMENT-0.38%
         7,500   3Com Corp. (a)...............................   $    262,627    $    336,094
                                                                 ------------    ------------
                 COMPUTER-SOFTWARE-1.12%
        10,500   Electronic Data Systems Corp.................        427,206         527,625
        11,400   SunGard Data Systems, Inc. (a)...............        416,326         452,437
                                                                 ------------    ------------
                                                                      843,532         980,062
                                                                 ------------    ------------
                 CONSTRUCTION-0.39%
         7,500   Caterpillar, Inc.............................        383,797         345,000
                                                                 ------------    ------------
                 DIVERSIFIED COMPANIES-1.93%
        14,500   CBS Corp. (a)................................        403,520         474,875
         7,500   Minnesota Mining and Manufacturing Co........        555,467         533,437
         6,500   PPG Industries, Inc..........................        381,648         378,625
         8,000   Seagram Company Ltd..........................        280,619         304,000
                                                                 ------------    ------------
                                                                    1,621,254       1,690,937
                                                                 ------------    ------------
                 DRUGS-0.76%
        11,700   Pharmacia and Upjohn, Inc....................        544,842         662,512
                                                                 ------------    ------------
                 ELECTRONIC-CONTROLS AND EQUIPMENT-1.98%
         9,000   Cooper Industries, Inc.......................        430,754         429,187
        19,100   Hewlett-Packard Co...........................        954,677       1,304,769
                                                                 ------------    ------------
                                                                    1,385,431       1,733,956
                                                                 ------------    ------------
                 ELECTRONIC-SEMICONDUCTOR-2.35%
         9,000   Altera Corp. (a).............................        351,007         547,875
        11,500   Motorola, Inc................................        601,007         702,219
         9,500   Texas Instruments, Inc.......................        449,815         812,844
                                                                 ------------    ------------
                                                                    1,401,829       2,062,938
                                                                 ------------    ------------
                 FINANCE COMPANIES-10.25%
         8,500   American Express Co..........................        886,036         869,125
        17,000   Associates First Capital Corp. Class A.......        452,413         720,375
        47,750   Citigroup, Inc...............................      1,875,437       2,363,625
         7,000   Conseco, Inc.................................        244,082         213,937
        22,000   Fannie Mae...................................      1,385,836       1,628,000
        12,500   Finova Group, Inc............................        606,412         674,219
        11,600   Household International, Inc.................        460,638         459,650
         4,000   J.P. Morgan & Company, Inc...................        348,712         420,250
         8,500   Marsh & McLennan Companies, Inc..............        465,672         496,719
        16,000   Morgan Stanley Dean Witter & Co..............        976,829       1,136,000
                                                                 ------------    ------------
                                                                    7,702,067       8,981,900
                                                                 ------------    ------------
                 FOOD-0.64%
        11,000   Suiza Foods Corp. (a)........................        403,362         560,312
                                                                 ------------    ------------
                 FOREST PRODUCTS-1.27%
        12,000   Georgia-Pacific Group........................        648,989         702,750
         8,000   Weyerhaeuser Co..............................        377,468         406,500
                                                                 ------------    ------------
                                                                    1,026,457       1,109,250
                                                                 ------------    ------------
                 FREIGHT CARRIERS-0.26%
         6,000   CNF Transportation, Inc......................        210,708         225,375
                                                                 ------------    ------------
                 HEALTH CARE SERVICES-3.22%
        17,000   Columbia/HCA Healthcare Corp.................        311,671         420,750
        14,000   HCR Manor Care, Inc. (a).....................        452,839         411,250
        62,000   HEALTHSOUTH Corp. (a)........................        817,376         957,125
        18,400   Tenet Healthcare Corp. (a)...................        537,619         483,000

--------------------------------------------------------------------------------

                                                                                    Market
     Shares                                                        Cost (b)       Value (c)
   -----------                                                   ------------    ------------
        18,500   Total Renal Care Holdings, Inc. (a)..........   $    499,730    $    546,906
                                                                 ------------    ------------
                                                                    2,619,235       2,819,031
                                                                 ------------    ------------
                 INSURANCE-5.20%
        19,000   Allstate Corp................................        768,875         733,875
         6,500   American General Corp........................        452,732         507,000
        19,500   American International Group, Inc............      1,897,192       1,884,187
         3,500   Chubb Corp...................................        245,210         227,062
         7,000   CIGNA Corp...................................        487,357         541,187
        12,100   Hartford Financial Services Group, Inc.......        633,481         663,988
                                                                 ------------    ------------
                                                                    4,484,847       4,557,299
                                                                 ------------    ------------
                 LEISURE TIME-AMUSEMENTS-1.32%
        38,500   Disney (Walt) Co.............................        972,722       1,155,000
                                                                 ------------    ------------
                 MACHINERY-SPECIALTY-1.03%
        19,300   Ingersoll-Rand Co............................        872,884         905,894
                                                                 ------------    ------------
                 METALS-FABRICATING-0.55%
         6,500   Aluminum Company of America..................        520,893         484,656
                                                                 ------------    ------------
                 NATURAL GAS TRANSMISSIONS-0.79%
         8,400   Enron Corp...................................        414,252         479,325
        11,000   MCN Energy Group, Inc........................        216,316         209,688
                                                                 ------------    ------------
                                                                      630,568         689,013
                                                                 ------------    ------------
                 OFFICE EQUIPMENT AND SUPPLIES-1.47%
        30,800   Compaq Computer Corp.........................        945,255       1,291,675
                                                                 ------------    ------------
                 OIL-CRUDE PETROLEUM AND GAS-11.61%
        14,500   Anadarko Petroleum Corp......................        445,669         447,688
        12,700   Chevron Corp.................................      1,089,336       1,053,306
        49,900   Exxon Corp...................................      3,623,358       3,648,938
        17,000   Mobil Corp...................................      1,323,294       1,481,125
        10,000   Phillips Petroleum Company...................        432,547         426,250
        43,600   Royal Dutch Petroleum Co. NY Shares..........      2,185,145       2,087,350
        11,500   Texaco, Inc..................................        689,147         608,063
        14,000   USX-Marathon Group, Inc......................        452,196         421,750
                                                                 ------------    ------------
                                                                   10,240,692      10,174,470
                                                                 ------------    ------------
                 OIL-REFINING-0.63%
         8,500   Atlantic Richfield Co........................        558,806         554,625
                                                                 ------------    ------------
                 PAPER-0.36%
         7,000   International Paper Co.......................        312,943         313,688
                                                                 ------------    ------------
                 PHOTOGRAPHIC-0.62%
         7,500   Eastman Kodak Co.............................        591,710         540,000
                                                                 ------------    ------------
                 PRECISION INSTRUMENTS-TEST, RESEARCH-0.55%
         8,000   Emerson Electric Co..........................        495,992         484,000
                                                                 ------------    ------------
                 PUBLISHING-0.56%
         7,500   Tribune Co...................................        456,075         495,000
                                                                 ------------    ------------
                 RAILROAD AND RAILROAD EQUIPMENT-0.98%
        10,500   Burlington Northern Santa Fe Corp............        313,752         354,375
         8,000   Norfolk Southern Corp........................        259,638         253,500
         5,500   Union Pacific Corp...........................        223,977         247,844
                                                                 ------------    ------------
                                                                      797,367         855,719
                                                                 ------------    ------------
                                                                                    Market
     Shares                                                        Cost (b)       Value (c)
   -----------                                                   ------------    ------------
                 RESTAURANTS AND FRANCHISING-1.27%
        14,500   McDonald's Corp..............................   $    841,047    $  1,111,063
                                                                 ------------    ------------
                 RETAIL-DEPARTMENT STORES-2.16%
         6,000   Federated Department Stores, Inc. (a)........        239,615         261,375
         5,000   May Department Stores Co.....................        299,721         301,875
        30,000   Saks, Inc. (a)...............................        795,625         946,875
         9,000   Sears, Roebuck & Co..........................        400,489         382,500
                                                                 ------------    ------------
                                                                    1,735,450       1,892,625
                                                                 ------------    ------------
                 RETAIL-GROCERY-0.36%
         5,000   Albertson's, Inc.............................        300,507         318,438
                                                                 ------------    ------------
                 RETAIL-SPECIALTY-1.01%
        15,100   AutoZone, Inc. (a)...........................        386,438         497,356
         7,500   Lowe's Companies, Inc........................        283,202         383,906
                                                                 ------------    ------------
                                                                      669,640         881,262
                                                                 ------------    ------------
                 TELECOMMUNICATIONS-1.48%
        20,500   Ameritech Corp...............................      1,290,903       1,299,188
                                                                 ------------    ------------
                 TELEPHONE SERVICES-8.59%
        38,000   AT & T Corp..................................      2,285,670       2,859,500
        43,000   BellSouth Corp...............................      1,681,233       2,144,625
        17,500   GTE Corp.....................................      1,196,090       1,180,156
         6,700   Sprint Corp..................................        306,096         563,638
        12,000   U S West, Inc................................        692,206         775,500
                                                                 ------------    ------------
                                                                    6,161,295       7,523,419
                                                                 ------------    ------------
                 UTILITIES-ELECTRIC-6.56%
         5,500   American Electric Power Company, Inc.........        274,542         258,844
         6,200   CalEnergy Company, Inc. (a)..................        157,605         215,063
        13,900   CMS Energy Corp..............................        622,044         673,281
        11,000   Consolidated Edison, Inc.....................        562,846         581,625
        10,000   Dominion Resources, Inc......................        463,203         467,500
         7,000   Duke Energy Corp.............................        473,665         448,438
        15,500   Edison International.........................        422,439         432,063
         5,000   Energy East Corp.............................        271,915         282,500
         4,000   FPL Group, Inc...............................        282,128         246,500
        13,500   Houston Industries, Inc......................        437,551         433,688
        12,000   PG&E Corp....................................        386,278         378,000
        13,500   Southern Co..................................        402,153         392,344
         6,000   Texas Utilities Co...........................        278,681         280,125
        17,000   Unicom Corp..................................        658,546         655,563
                                                                 ------------    ------------
                                                                    5,693,596       5,745,534
                                                                 ------------    ------------
                 TOTAL COMMON STOCKS..........................   $ 77,958,456    $ 86,151,994
                                                                 ------------    ------------
                                                                 ------------    ------------

FORTIS SERIES FUND, INC.
VALUE SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

PREFERRED STOCKS-0.77%

--------------------------------------------------------------------------------
                                                                                    Market
     Shares                                                        Cost (b)       Value (c)
   -----------                                                   ------------    ------------
                 COMPUTER-SOFTWARE-0.77%
       12,000    Wang Labs, Conv., Ser B 6.50%................   $   617,063     $   673,500
                                                                 ------------    ------------
                 TOTAL LONG-TERM INVESTMENTS..................   $78,575,519     $86,825,494
                                                                 ------------    ------------
                                                                 ------------    ------------

SHORT-TERM INVESTMENTS-1.42%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS-1.42%
   $1,241,000    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.03%........   $ 1,241,000
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $79,816,519) (B)...........................   $88,066,494
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1998, the cost of securities for federal income tax purposes was $80,567,885 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 8,982,287
Unrealized depreciation.....................................   (1,483,678)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 7,498,609
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market v alue to total net assets. Market value of investments in foreign securities represents 3.23% of total net assets as of December 31, 1998.

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES
Schedule of Investments
December 31, 1998

COMMON STOCKS-88.35%

--------------------------------------------------------------------------------
                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 AEROSPACE AND EQUIPMENT-1.36%
        39,200   United Technologies Corp.....................   $   2,250,682    $   4,263,000
                                                                 -------------    -------------
                 AUTOMOBILE AND MOTOR VEHICLE PARTS-2.05%
       101,000   Genuine Parts Co.............................       3,100,061        3,377,187
        89,000   Tenneco, Inc. (with rights)..................       4,007,655        3,031,562
                                                                 -------------    -------------
                                                                     7,107,716        6,408,749
                                                                 -------------    -------------
                 BANKS-4.31%
        85,800   Bank One Corp................................       3,075,007        4,381,162
        68,000   Fleet Financial Group, Inc...................       2,416,040        3,038,750
        31,710   U.S. Bancorp.................................         787,129        1,125,705
        86,000   Valley National Bancorp......................       3,017,729        2,424,125
        65,850   Washington Mutual, Inc.......................       2,414,719        2,514,647
                                                                 -------------    -------------
                                                                    11,710,624       13,484,389
                                                                 -------------    -------------
                 BEVERAGE-0.78%
        37,000   Anheuser-Busch Companies, Inc................       2,246,904        2,428,125
                                                                 -------------    -------------
                 BUSINESS SERVICES AND SUPPLIES-2.47%
        42,000   Deluxe Corp..................................       1,591,876        1,535,625
       107,000   Omnicom Group, Inc...........................       2,883,907        6,206,000
                                                                 -------------    -------------
                                                                     4,475,783        7,741,625
                                                                 -------------    -------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION-1.93%
        59,200   General Electric Co..........................       2,295,975        6,042,100
                                                                 -------------    -------------
                 CHEMICALS-0.85%
        50,000   du Pont (E.I.) de Nemours & Co...............       3,708,342        2,653,125
                                                                 -------------    -------------
                 DIVERSIFIED COMPANIES-0.68%
        30,000   Minnesota Mining and Manufacturing Co........       1,860,371        2,133,750
                                                                 -------------    -------------
                 DRUGS-8.65%
        86,600   Abbott Laboratories..........................       2,067,438        4,243,400
        90,000   Glaxo Wellcome plc ADR.......................       3,606,890        6,255,000
        40,000   Johnson & Johnson............................       2,725,553        3,355,000
        33,500   Merck & Co., Inc.............................       1,966,881        4,947,531
       120,500   Pharmacia and Upjohn, Inc....................       4,853,589        6,823,312
        26,000   Schering-Plough Corp.........................       1,462,197        1,436,500
                                                                 -------------    -------------
                                                                    16,682,548       27,060,743
                                                                 -------------    -------------
                 FINANCIAL SERVICES-6.30%
        43,200   Fannie Mae...................................         975,787        3,196,800
        80,000   Household International, Inc.................       1,953,063        3,170,010
        48,000   Marsh & McLennan Companies, Inc.                    2,429,360        2,805,000
       151,368   MBNA Corp....................................         899,370        3,774,740
        83,503   SunAmerica, Inc..............................       3,508,364        6,774,162
                                                                 -------------    -------------
                                                                     9,765,944       19,720,712
                                                                 -------------    -------------
                 FOOD-4.48%
        86,800   Groupe Danone ADR............................       2,941,286        4,882,500
        65,000   Heinz (H.J.) Co..............................       2,076,425        3,680,625
        92,000   Quaker Oats Co...............................       4,759,626        5,474,000
                                                                 -------------    -------------
                                                                     9,777,337       14,037,125
                                                                 -------------    -------------
                 HAND TOOLS AND GENERAL HARDWARE-0.75%
        67,500   Snap-On, Inc.................................       2,030,431        2,349,844
                                                                 -------------    -------------

                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 HOUSEHOLD PRODUCTS-1.40%
        37,600   Clorox Co....................................   $   1,266,517    $   4,392,150
                                                                 -------------    -------------
                 INSURANCE-0.89%
       128,000   LaSalle Re Holdings Ltd......................       4,302,091        2,784,000
                                                                 -------------    -------------
                 LEISURE TIME-AMUSEMENTS-0.77%
        65,000   Royal Caribbean Cruises Ltd..................       1,320,312        2,405,000
                                                                 -------------    -------------
                 MACHINERY-0.65%
        80,000   Pall Corp....................................       1,926,953        2,025,000
                                                                 -------------    -------------
                 MEDICAL SUPPLIES-1.19%
        58,000   Baxter International, Inc....................       2,145,564        3,730,125
                                                                 -------------    -------------
                 NATURAL GAS TRANSMISSIONS-5.85%
        51,600   Columbia Energy Group........................       2,942,282        2,979,900
       114,254   El Paso Energy Corp..........................       1,836,879        3,977,467
       137,212   Enron Corp...................................       5,399,914        7,829,660
       112,500   Williams Companies, Inc......................       1,874,200        3,508,594
                                                                 -------------    -------------
                                                                    12,053,275       18,295,621
                                                                 -------------    -------------
                 OIL-CRUDE PETROLEUM AND GAS-7.87%
        66,200   Amoco Corp...................................       2,373,441        3,996,825
        37,000   Chevron Corp.................................       3,216,314        3,068,688
       108,000   Conoco Inc. Class A (a)......................       2,484,000        2,254,500
        48,000   Exxon Corp...................................       1,982,160        3,510,000
        61,000   Mobil Corp...................................       4,349,056        5,314,625
        55,000   Royal Dutch Petroleum Co. NY Shares..........       2,642,866        2,633,125
        72,888   Texaco, Inc..................................       3,433,067        3,853,953
                                                                 -------------    -------------
                                                                    20,480,904       24,631,716
                                                                 -------------    -------------
                 PHOTOGRAPHIC-1.15%
        50,000   Eastman Kodak Co.............................       3,435,033        3,600,000
                                                                 -------------    -------------
                 PUBLISHING-4.13%
       100,000   McGraw-Hill Companies, Inc...................       6,346,921       10,187,500
       109,000   Reader's Digest Association, Inc. Class A....       3,000,814        2,745,438
                                                                 -------------    -------------
                                                                     9,347,735       12,932,938
                                                                 -------------    -------------
                 REAL ESTATE-INVESTMENT TRUST-4.75%
       156,000   Cornerstone Properties, Inc..................       2,257,051        2,437,500
        63,600   Crescent Real Estate Equities Co.............       1,649,766        1,462,800
        99,847   Equity Office Properties Trust...............       2,091,137        2,396,335
        49,500   Highwoods Properties, Inc....................       1,487,050        1,274,625
        52,000   Manufactured Home Communities, Inc...........       1,355,120        1,303,250
       210,427   New Plan Excel Realty Trust..................       4,488,974        4,668,849
        38,000   Spieker Properties, Inc......................       1,311,000        1,315,750
                                                                 -------------    -------------
                                                                    14,640,098       14,859,109
                                                                 -------------    -------------
                 RETAIL-DEPARTMENT STORES-0.58%
        42,800   Sears, Roebuck & Co..........................       1,764,053        1,819,000
                                                                 -------------    -------------
                 RETAIL-SPECIALTY-2.63%
       105,000   Intimate Brands, Inc.........................       1,979,627        3,136,875
       102,800   Rite Aid Corp................................       1,663,663        5,095,025
                                                                 -------------    -------------
                                                                     3,643,290        8,231,900
                                                                 -------------    -------------

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 SHIP BUILDING, SHIPPING-1.20%
        70,000   Sea Containers Ltd. Class A..................   $   3,035,436    $   2,095,625
        88,000   Teekay Shipping Corp.........................       2,282,500        1,655,500
                                                                 -------------    -------------
                                                                     5,317,936        3,751,125
                                                                 -------------    -------------
                 TELECOMMUNICATIONS-4.04%
       100,000   Ameritech Corp...............................       3,744,862        6,337,500
        80,000   France Telecom S.A. ADR......................       5,589,384        6,315,000
                                                                 -------------    -------------
                                                                     9,334,246       12,652,500
                                                                 -------------    -------------
                 TELEPHONE SERVICES-11.29%
        76,000   ALLTEL Corp..................................       3,280,417        4,545,750
        83,000   AT & T Corp..................................       5,413,664        6,245,750
       176,000   Frontier Corp................................       5,041,369        5,984,000
                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
        82,000   GTE Corp.....................................   $   3,840,836    $   5,529,875
       150,000   SBC Communications, Inc......................       4,736,309        8,043,750
        77,000   U S West, Inc................................       2,735,145        4,976,125
                                                                 -------------    -------------
                                                                    25,047,740       35,325,250
                                                                 -------------    -------------
                 TOBACCO-2.14%
       125,000   Philip Morris Companies, Inc.................       4,234,492        6,687,500
                                                                 -------------    -------------
                 UTILITIES-ELECTRIC-3.21%
        79,896   Duke Energy Corp.............................       2,347,508        5,118,338
       182,000   Endesa S.A. ADR..............................       3,400,902        4,914,000
                                                                 -------------    -------------
                                                                     5,748,410       10,032,338
                                                                 -------------    -------------
                 TOTAL COMMON STOCKS..........................   $ 199,921,306    $ 276,478,559
                                                                 -------------    -------------
                                                                 -------------    -------------

PREFERRED STOCKS-3.38%

--------------------------------------------------------------------------------
                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 CONSTRUCTION-0.74%
       45,000    Sealed Air Corp., Conv., Ser A...............   $   2,896,790    $   2,334,375
                                                                 -------------    -------------
                 MISCELLANEOUS-1.31%
       88,000    QWest TrENDS Trust, Conv. 5.75% (a) (d)......       3,674,000        4,092,000
                                                                 -------------    -------------
                 UTILITIES-ELECTRIC-1.33%
       60,000    AES Corp., Conv., Ser A Tecons 5.375%........       3,000,000        4,170,000
                                                                 -------------    -------------
                 TOTAL PREFERRED STOCKS.......................   $   9,570,790    $  10,596,375
                                                                 -------------    -------------
                                                                 -------------    -------------

CORPORATE BONDS-INVESTMENT GRADE-0.61%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 WASTE DISPOSAL-0.61%
   $1,600,000    Waste Management, Inc., 4.00% Conv. Sub Note
                   2-1-2002...................................          BBB     $   1,643,875    $   1,910,000
                                                                                -------------    -------------

CORPORATE BONDS-NON-INVESTMENT GRADE-1.02%

--------------------------------------------------------------------------------
                                                                  Standard
                                                                  & Poor's
    Principal                                                      Rating                           Market
     Amount                                                      (Unaudited)      Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-0.83%
   $1,700,000    Assisted Living Concepts, Inc., 5.625% Conv.
                   5-1-2003 (d)...............................           NR     $   1,700,000    $   1,221,875
    1,600,000    Cypress Semiconductor Corp., 6.00% Conv.
                   10-1-2002 (d)..............................            B         1,600,000        1,380,000
                                                                                -------------    -------------
                                                                                    3,300,000        2,601,875
                                                                                -------------    -------------
                 METALS-MINING AND MISCELLANEOUS-0.19%
    1,000,000    Coeur D'Alene Mines Corp., 7.25% Conv. Sub
                   Deb 10-31-2005 (d).........................         CCC+         1,000,000          588,750
                                                                                -------------    -------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                      4,300,000        3,190,625
                                                                                -------------    -------------
                                                                                -------------    -------------
                 TOTAL LONG-TERM INVESTMENTS..................                  $ 215,435,971    $ 292,175,559
                                                                                -------------    -------------
                                                                                -------------    -------------

SHORT-TERM INVESTMENTS-6.44%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-2.08%
   $6,519,000    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.03%........   $   6,519,000
                                                                 -------------
                 DIVERSIFIED FINANCE-2.12%
    6,630,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 4.69%......................       6,630,000
                                                                 -------------
                 U.S. GOVERNMENT AGENCY-2.24%
    7,000,000    Federal Home Loan Mortgage Corp., 5.20%
                   1-8-1999...................................       6,992,051
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................      20,141,051
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $235,577,022) (B)..........................   $ 312,316,610
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1998, the cost of securities for federal income tax purposes was $235,577,022 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $85,985,459
Unrealized depreciation.....................................   (9,245,871)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $76,739,588
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired    Shares/Par    Security                                                Cost Basis
----------------   ------------- -----------------------------------------------------   --------------
1998                1,700,000    Assisted Living Concepts, Inc., 5.625% 5-1-2003          $1,700,000
1997                1,000,000    Coeur D'Alene Mines Corp., 7.25% 10-31-2005               1,000,000
1997                1,600,000    Cypress Semiconductor Corp., 6.00% 10-1-2002              1,600,000
1998                   88,000    QWest TrENDS Trust, Conv. 5.75%                           3,674,000

The value of these securities at December 31, 1998, was $7,282,625, which represents 2.33% of total net assets.

 (e) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.88% of total net assets as of December 31, 1998.

FORTIS SERIES FUND, INC.
S & P 500 INDEX SERIES
Schedule of Investments
December 31, 1998

COMMON STOCKS-98.10%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              BASIC INDUSTRY-4.22%
      1,700   Adobe Systems, Inc...........................   $      76,215    $      79,475
      5,700   Air Products & Chemicals, Inc................         218,898          228,000
      1,000   Armstrong World Industries, Inc..............          64,355           60,312
      1,900   Ashland, Inc.................................          96,561           91,912
      3,800   AutoZone, Inc. (a)...........................         106,190          125,162
      2,900   Avery Dennison Corp..........................         136,600          130,681
        800   Ball Corp....................................          30,278           36,600
      1,300   Bemis Co., Inc...............................          52,232           49,319
      5,300   BMC Software, Inc............................         310,315          236,181
      1,400   Boise Cascade Corp...........................          45,617           43,400
      1,500   Centex Corp..................................          36,940           67,594
      2,400   Champion International Corp..................         122,216           97,200
      6,600   Clear Channel Communications, Inc. (a).......         280,546          359,700
      4,900   Compuware Corp. (a)..........................         382,619          382,812
      3,100   Crown Cork & Seal Co., Inc...................         148,230           95,519
      3,300   Danaher Corp.................................         145,737          179,231
      5,500   Dow Chemical Co..............................         490,318          500,156
     27,900   Du Pont (E.I.) de Nemours and Co.............       1,634,010        1,480,444
      2,000   Eastman Chemical Co..........................         118,700           89,500
      3,500   Engelhard Corp...............................          70,782           68,250
      1,900   Fluor Corp...................................          99,101           80,869
        900   FMC Corp. (a)................................          65,550           50,400
      5,400   Fort James Corp..............................         216,446          216,000
      3,800   Fred Meyer, Inc. (a).........................         182,954          228,950
      4,200   General Instrument Corp. (a).................          78,978          142,537
      2,200   Georgia-Pacific Group........................         140,503          128,837
      1,800   Goodrich (B.F.) Co...........................          75,721           64,575
      1,500   Great Lakes Chemical Corp....................          64,280           60,000
     11,400   HBO & Co.....................................         289,670          327,037
      2,400   Hercules, Inc................................         105,964           65,700
      7,600   International Paper Co.......................         352,359          340,575
      1,000   Kaufman & Broad Home Corp....................          16,984           28,750
     13,500   Kimberly-Clark Corp..........................         656,484          735,750
      2,100   KLA-Tencor Corp. (a).........................         105,331           91,087
      2,700   Louisiana-Pacific Corp.......................          53,339           49,444
      8,400   Masco Corp...................................         196,126          241,500
      2,600   Mead Corp....................................          81,496           76,212
     15,500   Monsanto Co..................................         683,410          736,250
      3,000   Morton International, Inc. (with rights).....          90,797           73,500
      1,600   Nalco Chemical Co............................          56,010           49,600
      8,600   Occidental Petroleum Corp....................         214,281          145,125
      4,200   Omnicom Group, Inc...........................         181,290          243,600
      3,800   Owens-Illinois, Inc. (a).....................         142,871          116,375
      6,700   Parametric Technology Corp. (a)..............         155,164          109,712
      5,700   PeopleSoft, Inc. (a).........................         178,370          107,944
        700   Potlatch Corp................................          33,564           25,812
      3,900   Praxair, Inc.................................         180,636          137,475
      4,200   Rohm & Haas Co...............................         128,656          126,525
      2,043   Sealed Air Corp. (a).........................         103,761          104,321
      4,300   Sherwin-Williams Co..........................         127,194          126,312
      2,500   Sigma-Aldrich Corp...........................          83,028           73,437
      2,800   Solectron Corp. (SLR)........................         261,370          260,225
      1,400   Temple-Inland, Inc...........................          81,987           83,037
      4,200   Tenneco, Inc. (with rights)..................         174,495          143,062
      1,700   Union Camp Corp..............................          93,649          114,750
      3,300   Union Carbide Corp...........................         158,481          140,250
      1,900   W.R. Grace & Co. (a).........................          29,259           29,806
      2,500   Westvaco Corp................................          75,506           67,031
      4,900   Weyerhaeuser Co..............................         237,536          248,981

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      2,700   Willamette Industries, Inc...................   $      93,803    $      90,450
                                                              -------------    -------------
                                                                 10,913,763       10,683,251
                                                              -------------    -------------
              CAPITAL SPENDING-25.67%
      8,800   3Com Corp. (a)...............................         345,456          394,350
      3,500   Advanced Micro Devices, Inc. (a).............          85,944          101,281
        700   Aeroquip-Vickers, Inc........................          26,519           20,956
      4,792   Allegheny Teledyne, Inc......................         118,150           97,936
     13,800   AlliedSignal, Inc............................         540,174          611,512
      5,400   AMP, Inc.....................................         226,657          281,137
      2,100   Andrew Corp. (with rights) (a)...............          56,356           34,650
      3,300   Apple Computer, Inc. (a).....................          86,376          135,094
      9,200   Applied Materials, Inc. (a)..................         302,953          392,725
      5,400   Ascend Communications, Inc. (a)..............         263,262          355,050
      1,200   Autodesk, Inc................................          41,141           51,225
      7,500   Automatic Data Processing, Inc...............         420,754          601,406
     24,906   Boeing Co....................................       1,176,583          812,558
        600   Briggs & Stratton Corp.......................          26,617           29,925
      4,300   Browning-Ferris Industries, Inc..............         142,539          122,281
      4,000   Cabletron Systems, Inc. (a)..................          87,167           33,500
      1,800   Case Corp....................................         109,851           39,262
      9,000   Caterpillar, Inc.............................         442,866          414,000
      1,800   Ceridian Corp. (a)...........................          82,355          125,662
     39,100   Cisco Systems, Inc. (a)......................       1,658,127        3,628,969
     42,105   Compaq Computer Corp.........................       1,085,299        1,765,778
     13,800   Computer Associates International, Inc.               584,647          588,225
      3,900   Computer Sciences Corp. (a)..................         171,820          251,306
      2,600   Cooper Industries, Inc.......................         139,476          123,987
      1,675   Crane Co.....................................          53,751           50,564
      1,000   Cummins Engine Co., Inc......................          49,250           35,500
      1,200   Data General Corp. (a).......................          26,552           19,725
      6,000   Deere & Co...................................         297,515          198,750
     31,600   Dell Computer Corp. (a)......................         852,281        2,312,725
      2,000   Deluxe Corp..................................          67,152           73,125
      5,500   Dover Corp...................................         172,644          201,437
      2,300   Dow Jones & Co., Inc.........................         105,949          110,687
      4,200   Dun & Bradstreet Corp........................         110,984          132,562
      1,800   Eaton Corp...................................         138,676          127,237
      1,100   EG&G, Inc....................................          26,606           30,594
     12,100   Electronic Data Systems Corp.................         494,761          608,025
     12,400   EMC Corp. (a)................................         400,851        1,054,000
     10,900   Emerson Electric Co..........................         610,913          681,931
     11,000   First Data Corp..............................         374,360          348,562
      6,100   Firstar Corp.................................         568,825          568,825
      1,000   Foster Wheeler Corp..........................          30,374           13,187
      3,900   Gateway 2000, Inc. (a).......................         224,722          199,631
      3,100   General Dynamics Corp........................         132,909          181,737
     81,200   General Electric Co..........................       5,690,180        8,287,475
      4,450   Genuine Parts Co.............................         144,919          148,797
      2,400   Grainger (W.W.), Inc.........................         104,440           99,900
      1,200   Harnischfeger Industries, Inc................          39,701           12,225
      2,000   Harris Corp..................................          87,355           73,250
     25,700   Hewlett-Packard Co...........................       1,497,695        1,755,631
      3,100   Honeywell, Inc...............................         224,237          233,469
      3,400   IKON Office Solutions, Inc...................          84,546           29,112
      6,200   Illinois Tool Works, Inc.....................         316,011          359,600
      4,050   Ingersoll-Rand Co............................         158,473          190,097
     41,400   Intel Corp...................................       3,246,997        4,908,487
     23,100   International Business Machines Corp.               2,294,819        4,267,725
      3,400   Interpublic Group of Companies, Inc..........         165,489          271,150
      2,600   ITT Industries, Inc..........................          83,694          103,350

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      2,100   Johnson Controls, Inc........................   $      99,870    $     123,900
      4,900   Lockheed Martin Corp.........................         483,435          415,275
      3,400   LSI Logic Corp. (a)..........................          90,305           54,825
     32,562   Lucent Technologies, Inc.....................       1,630,724        3,581,820
      1,500   McDermott International, Inc.................          43,897           37,031
     15,000   MediaOne Group, Inc. (a).....................         427,998          705,000
      5,300   Micron Technology, Inc. (a)..................         171,726          267,981
     61,800   Microsoft Corp. (a)..........................       4,596,740        8,570,887
      1,000   Milacron, Inc................................          23,069           19,250
      9,900   Minnesota Mining & Manufacturing Co.                  852,865          704,137
     14,900   Motorola, Inc................................         889,443          909,831
      4,000   National Semiconductor Corp. (a).............          92,929           54,000
      1,000   National Service Industries, Inc.............          41,693           38,000
     16,020   Northern Telecom Ltd.........................         720,536          803,002
      1,700   Northrop Grumman Corp........................         159,754          124,312
      8,600   Novell, Inc. (a).............................          89,484          155,875
     24,000   Oracle Corp. (a).............................         699,815        1,035,000
      1,300   Owens Corning................................          52,880           46,069
      3,100   Pall Corp....................................          70,958           78,469
      2,700   Parker-Hannifin Corp.........................          99,426           88,425
      1,200   Perkin-Elmer Corp............................          80,203          117,075
      6,800   Pitney Bowes, Inc............................         284,642          449,225
      4,400   PPG Industries, Inc..........................         264,299          256,300
      1,900   Raychem Corp.................................          77,646           61,394
      8,300   Raytheon Co. Class B.........................         440,494          441,975
      4,700   Rockwell International Corp..................         241,981          228,244
      1,800   Ryder System, Inc............................          56,755           46,800
      1,900   Scientific-Atlanta, Inc......................          35,682           43,344
      6,000   Seagate Technology, Inc. (a).................         183,199          181,500
      6,300   Service Corp. International..................         219,778          239,794
        700   Shared Medical Systems Corp..................          41,401           34,912
      4,600   Silicon Graphics, Inc. (a)...................          74,124           59,225
      1,500   Snap-on, Inc.................................          58,585           52,219
      2,200   Stanley Works................................          89,235           61,050
      9,400   Sun Microsystems, Inc. (a)...................         401,576          804,875
      1,200   Tektronix, Inc...............................          47,327           36,075
      4,800   Tellabs, Inc. (a)............................         273,867          329,100
      9,700   Texas Instruments, Inc.......................         472,324          829,956
      4,000   Textron, Inc.................................         245,579          303,750
      4,100   Thermo Electron Corp. (a)....................         135,140           69,444
      1,400   Thomas & Betts Corp..........................          68,108           60,637
      1,500   Timken Co....................................          39,173           28,312
     15,993   Tyco International Ltd.......................         730,322        1,206,472
      6,300   Unisys Corp.(a)..............................         112,380          216,956
      5,600   United Technologies Corp.....................         445,688          609,000
     14,105   Waste Management, Inc........................         672,244          657,646
      8,100   Xerox Corp...................................         638,489          955,800
                                                              -------------    -------------
                                                                 44,866,508       64,896,016
                                                              -------------    -------------
              CONSUMER DISCRETIONARY-13.39%
      6,100   Albertson's, Inc.............................         265,419          388,494
     12,200   America Online, Inc. (a).....................       1,952,000        1,765,950
      1,700   American Greetings Corp. Class A.............          64,009           69,806
      6,800   American Stores Co...........................         167,085          251,175
      2,200   Black & Decker Corp..........................         107,576          123,337
      2,400   Brunswick Corp...............................          63,500           59,400
     14,600   Carnival Corp................................         625,901          700,800
     17,600   CBS Corp. (a)................................         458,267          576,400
      2,500   Circuit City Stores -- Circuit City Group              99,921          124,844
     10,000   Coca-Cola Enterprises, Inc...................         296,938          357,500
      9,100   Comcast Corp. Class A........................         267,169          534,056
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      2,700   Consolidated Stores Corp. (a)................   $     102,569    $      54,506
      1,900   Cooper Tire & Rubber Co......................          41,743           38,831
      5,400   Costco Companies, Inc. (a)...................         225,161          389,812
      9,700   CVS Corp.....................................         320,837          533,500
      4,022   Dana Corp....................................         174,433          164,399
      3,400   Darden Restaurants, Inc......................          40,694           61,200
     10,800   Dayton Hudson Corp...........................         355,038          585,900
      2,700   Dillard's, Inc. Class A......................          96,748           76,612
     50,800   Disney (Walt) Co.............................       1,501,854        1,524,000
      4,525   Dollar General Corp..........................         147,346          106,903
      3,400   Donnelley (R.R.) & Sons Co...................         127,518          148,962
      5,200   Federated Department Stores, Inc. (a)                 217,609          226,525
        800   Fleetwood Enterprises, Inc...................          29,925           27,800
     30,000   Ford Motor Co................................       1,120,355        1,760,625
      1,800   Fruit of the Loom, Inc. Class A (a)..........          56,761           24,862
      7,000   Gannett Co., Inc.............................         370,801          463,312
     14,475   Gap, Inc.....................................         358,975          814,219
     16,200   General Motors Corp..........................         969,884        1,159,312
      3,900   Goodyear Tire & Rubber Co....................         230,234          196,706
        900   Great Atlantic & Pacific Tea Co., Inc........          27,549           26,662
      1,700   Harcourt General, Inc........................          84,708           90,419
      2,500   Harrah's Entertainment, Inc. (a).............          50,063           39,219
      3,200   Hasbro, Inc..................................          99,880          115,600
      6,400   Hilton Hotels Corp...........................         178,328          122,400
     38,700   Home Depot, Inc..............................       1,197,915        2,367,956
        900   Jostens, Inc.................................          21,850           23,569
      1,800   King World Productions, Inc. (a).............          39,692           52,987
     12,200   Kmart Corp. (a)..............................         167,777          186,812
      1,900   Knight-Ridder, Inc...........................          94,151           97,137
      3,900   Kohl's Corp. (a).............................         216,318          239,606
      6,400   Kroger Co. (a)...............................         228,739          387,200
      5,600   Limited (The), Inc...........................         135,688          163,100
      1,600   Liz Claiborne, Inc...........................          70,100           50,500
      1,000   Longs Drug Stores Corp.......................          31,291           37,500
      8,700   Lowe's Companies, Inc........................         233,308          445,331
      6,200   Marriott International, Inc. Class A.........         196,388          179,800
      7,200   Mattel, Inc..................................         250,888          164,250
      5,800   May Department Stores Co.....................         313,815          350,175
      2,300   Maytag Corp..................................          80,492          143,175
     16,900   McDonald's Corp..............................         899,413        1,294,962
      2,400   McGraw-Hill Companies, Inc...................         156,237          244,500
      1,300   Meredith Corp................................          41,620           49,237
      4,400   Mirage Resorts, Inc. (a).....................         106,009           65,725
      2,200   Moore Corp. Ltd..............................          36,527           24,200
      1,700   Navistar International Corp. (a).............          35,526           48,450
      4,700   New York Times Co. Class A...................         128,809          163,031
      7,100   Nike, Inc. Class B...........................         368,366          287,994
      3,700   Nordstrom, Inc...............................          99,765          128,344
      1,900   PACCAR, Inc..................................          81,680           78,137
      6,300   Penney (J.C.) Co., Inc.......................         369,224          295,312
      1,600   Pep Boys-Manny, Moe & Jack...................          41,429           25,100
      1,400   Reebok International Ltd. (a)................          38,134           20,825
      6,400   Rite Aid Corp................................         191,992          317,200
      8,000   RJR Nabsico Holdings Corp....................         215,151          237,500
        900   Russell Corp.................................          25,669           18,281
     12,100   Safeway, Inc. (a)............................         662,188          737,344
      9,700   Sears, Roebuck & Co..........................         495,638          412,250
        600   Springs Industries, Inc. Class A.............          32,932           24,863
      7,700   Staples, Inc.................................         220,956          336,394
      3,000   SUPERVALU, Inc...............................          56,436           84,000
      8,300   SYSCO Corp...................................         171,106          227,731

FORTIS SERIES FUND, INC.
S & P 500 INDEX SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      2,500   Tandy Corp...................................   $      89,338    $     102,969
     13,300   Tele-Communications, Inc. Class A (a)                 334,291          735,656
     30,400   Time Warner, Inc.............................         985,740        1,886,700
      2,000   Times Mirror Co. Class A.....................         112,743          112,000
      8,000   TJX Companies, Inc...........................         169,167          232,000
      6,400   Toys R Us, Inc. (a)..........................         179,588          108,000
      3,000   Tribune Co...................................         164,106          198,000
      3,800   Tricon Global Restaurants, Inc. (a)..........         117,014          190,475
      3,000   TRW, Inc.....................................         162,919          168,563
      3,000   V. F. Corp...................................         136,391          140,625
      8,800   Viacom, Inc. Class B (a).....................         379,635          651,200
     55,800   Wal-Mart Stores, Inc.........................       2,373,302        4,544,213
     12,400   Walgreen Co..................................         395,498          726,175
      3,100   Wendy's International, Inc...................          68,807           67,619
      1,900   Whirlpool Corp...............................         104,832          105,213
      3,700   Winn-Dixie Stores, Inc.......................         149,216          166,038
                                                              -------------    -------------
                                                                 24,972,604       33,849,972
                                                              -------------    -------------
              CONSUMER STAPLES-10.63%
      1,400   Alberto-Culver Co. Class B...................          38,217           37,363
     11,900   Anheuser-Busch Companies, Inc................         537,177          780,938
     14,644   Archer-Daniels-Midland Co....................         277,448          251,694
      6,500   Avon Products, Inc...........................         220,300          287,625
      7,100   Bestfoods....................................         331,014          378,075
      1,700   Brown-Forman Corp. Class B (a)...............          88,991          128,669
     11,100   Campbell Soup Co.............................         530,051          610,500
      5,000   Cardinal Health, Inc.........................         268,340          379,375
     21,136   Cendant Corp. (a)............................         542,071          402,905
      2,600   Clorox Co....................................         198,388          303,713
     61,100   Coca-Cola Co.................................       3,988,285        4,086,063
      7,300   Colgate-Palmolive Co.........................         515,429          677,988
     12,000   ConAgra, Inc.................................         353,719          378,000
        900   Coors (Adolph) Co. Class B...................          36,207           50,794
      5,700   Corning, Inc.................................         226,751          256,500
      8,000   Eastman Kodak Co.............................         589,048          576,000
      3,200   Ecolab, Inc..................................          78,553          115,800
      4,300   Fortune Brands, Inc..........................         147,262          135,988
      3,800   General Mills, Inc...........................         254,214          295,450
     27,600   Gillette Co..................................       1,267,702        1,333,425
      9,000   Heinz (H.J.) Co..............................         433,291          509,625
      3,500   Hershey Foods Corp...........................         212,934          217,656
      2,600   International Flavors & Fragrances, Inc.              120,576          114,888
     33,300   Johnson & Johnson Co.........................       2,171,168        2,793,038
     10,000   Kellogg Co...................................         390,507          341,250
        200   NACCO Industries, Inc. Class A...............          20,871           18,400
      4,000   Newell Co....................................         159,635          165,000
     36,300   PepsiCo, Inc.................................       1,261,587        1,486,031
     60,300   Philip Morris Companies, Inc.................       2,549,528        3,226,050
      5,900   Pioneer Hi-Bred International, Inc...........         175,382          159,300
      1,100   Polaroid Corp................................          49,698           20,556
     33,000   Procter & Gamble Co..........................       2,367,468        3,013,313
      3,400   Quaker Oats Co...............................         160,918          202,300
      7,700   Ralston-Ralston Purina Group.................         225,967          249,288
      3,700   Rubbermaid, Inc..............................         105,404          116,319
     23,000   Sara Lee Corp................................         551,883          648,313
      9,700   Seagram (The) Co. Ltd........................         357,344          368,600
      1,400   Tupperware Corp..............................          47,616           23,013
     15,900   Unilever NV NY Shares........................         925,728        1,318,706
      4,600   UST, Inc.....................................         140,427          160,425
      2,900   Wrigley (WM.) Jr. Co.........................         207,688          259,731
                                                              -------------    -------------
                                                                 23,124,787       26,878,667
                                                              -------------    -------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              ENERGY & RELATED-6.16%
      4,500   AES Corp. (a)................................   $     168,669    $     213,188
      2,200   Amerada Hess Corp............................         119,144          109,450
      3,000   Anadarko Petroleum Corp......................         105,264           92,625
      2,400   Apache Corp..................................          81,794           60,750
      8,000   Atlantic Richfield Co........................         573,995          522,000
      8,100   Baker Hughes, Inc............................         230,972          143,269
      4,405   Burlington Resources, Inc....................         190,310          157,754
     16,200   Chevron Corp.................................       1,221,028        1,343,588
      5,200   Coastal Corp.................................         149,223          181,675
      2,100   Columbia Energy Group........................          99,671          121,275
      2,400   Consolidated Natural Gas Co..................         125,144          129,600
        600   Eastern Enterprises..........................          25,175           26,250
      8,200   Enron Corp...................................         361,409          467,913
     60,300   Exxon Corp...................................       3,666,311        4,409,438
     10,800   Halliburton Co...............................         422,171          319,950
      1,200   Helmerich & Payne, Inc.......................          40,580           23,250
      1,200   Kerr-McGee Corp..............................          75,345           45,900
     19,300   Mobil Corp...................................       1,370,687        1,681,513
      2,700   New Century Energies, Inc....................         130,567          131,625
      1,200   NICOR, Inc...................................          44,614           50,700
        800   ONEOK, Inc...................................          25,917           28,900
      2,600   Oryx Energy Co. (a)..........................          54,572           34,938
        900   People's Energy Corp. (with rights)..........          31,743           35,888
      6,400   Phillips Petroleum Co........................         282,357          272,800
      2,000   Rowan Companies, Inc. (a)....................          44,445           20,000
     53,100   Royal Dutch Petroleum Co. NY Shares                 2,621,083        2,542,163
     13,400   Schlumberger Ltd.............................         838,924          618,075
      5,955   Sempra Energy................................         151,838          151,108
      2,700   Sonat, Inc...................................         114,716           73,069
      2,300   Sunoco, Inc..................................          81,719           82,944
     13,200   Texaco, Inc..................................         725,677          697,950
      6,092   Union Pacific Resources Group, Inc...........         138,459           55,209
      5,900   Unocal Corp..................................         223,061          172,206
      7,600   USX-Marathon Group...........................         231,481          228,950
     10,500   Williams Companies, Inc......................         279,174          327,469
                                                              -------------    -------------
                                                                 15,047,239       15,573,382
                                                              -------------    -------------
              FINANCE-15.36%
      3,544   Aetna, Inc...................................         296,368          278,647
     20,400   Allstate Corp................................         794,038          787,950
     11,200   American Express Co..........................         885,136        1,145,200
      6,210   American General Corp........................         335,452          484,380
     25,975   American International Group, Inc............       1,825,641        2,509,834
      4,250   Aon Corp.....................................         232,320          235,344
     17,912   Associates First Capital Corp. Class A.......         483,330          759,021
     29,032   Banc One Corp................................       1,336,402        1,482,447
     18,900   Bank of New York Co., Inc....................         471,026          760,725
     42,894   BankAmerica Corp.............................       2,570,086        2,579,002
      7,200   BankBoston Corp..............................         306,162          280,350
      2,400   Bankers Trust Corp...........................         244,547          205,050
      7,300   BB&T Corp....................................         237,244          294,281
      2,800   Bear Stearns Companies, Inc..................         151,369          104,650
      2,500   Block H & R, Inc.............................          96,082          112,500
      1,600   Capital One Financial Corp...................         195,348          184,000
     21,100   Chase Manhattan Corp.........................       1,144,504        1,436,119
      4,100   Chubb Corp...................................         268,428          265,988
      5,200   CIGNA Corp...................................         301,496          402,025
      4,100   Cincinnati Financial Corp....................         178,377          150,163
     56,291   Citigroup, Inc...............................       2,675,343        2,786,405
      3,850   Comerica, Inc................................         196,076          262,522

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      7,682   Conseco, Inc.................................   $     313,486    $     234,781
      2,700   Countrywide Credit Industries, Inc...........         110,117          135,506
      3,600   Equifax, Inc.................................         124,493          123,075
     25,700   Fannie Mae...................................       1,328,734        1,901,800
      6,625   Fifth Third Bancorp..........................         307,384          472,445
     24,570   First Union Corp.............................       1,185,707        1,494,163
     14,000   Fleet Financial Group, Inc...................         475,408          625,625
      6,200   Franklin Resources, Inc......................         315,845          198,400
     16,800   Freddie Mac..................................         650,646        1,082,550
      1,400   Golden West Financial Corp...................         113,220          128,363
      5,800   Hartford Financial Services Group, Inc.               269,164          318,275
     12,173   Household International, Inc.................         446,122          482,355
      5,180   Huntington Bancshares, Inc...................         159,320          155,724
      4,300   J.P. Morgan & Co., Inc.......................         476,411          451,769
      2,650   Jefferson-Pilot Corp.........................         137,056          198,750
     11,300   KeyCorp......................................         349,719          361,600
      2,900   Lehman Brothers Holdings, Inc................         162,542          127,781
      2,500   Lincoln National Corp........................         183,420          204,531
      2,800   Loews Corp...................................         264,113          275,100
      6,350   Marsh & McLennan Companies, Inc..............         312,885          371,078
      2,500   MBIA, Inc....................................         155,039          163,906
     18,675   MBNA Corp....................................         340,497          465,708
      6,500   Mellon Bank Corp.............................         343,580          446,875
      3,900   Mercantile Bancorporation, Inc...............         209,229          179,888
      8,800   Merrill Lynch & Co...........................         578,101          587,400
      2,800   MGIC Investment Corp.........................         132,363          111,475
     14,415   Morgan Stanley Dean Witter & Co..............         805,507        1,023,465
      8,200   National City Corp...........................         512,659          594,500
      2,800   Northern Trust Corp..........................         200,784          244,475
      4,000   Paychex, Inc.................................         205,475          205,750
      7,500   PNC Bank Corp................................         348,724          405,938
      1,800   Progressive Corp.............................         212,911          304,875
      3,300   Provident Companies, Inc.....................         119,026          136,950
      3,550   Providian Financial Corp.....................         116,908          266,250
      1,200   Pulte Corp...................................          24,594           33,375
      5,500   Regions Financial Corp.......................         195,792          221,719
      2,700   Republic New York Corp.......................         140,744          123,019
      3,500   SAFECO Corp..................................         157,298          150,281
      9,900   Schwab (Charles) Corp........................         224,217          556,256
      4,100   SLM Holding Corp.............................         194,255          196,800
      5,858   St. Paul Companies, Inc......................         219,785          203,566
      4,000   State Street Corp............................         231,864          278,250
      4,300   Summit Bancorp...............................         208,362          187,856
      5,400   SunAmerica, Inc..............................         264,003          438,075
      5,200   SunTrust Banks, Inc..........................         328,750          397,800
      6,650   Synovus Financial Corp.......................         144,962          162,094
      3,500   Torchmark Corp...............................         114,401          123,594
      1,500   Transamerica Corp............................         155,444          173,250
      3,300   Union Planters Corp..........................         164,313          149,531
      3,400   UNUM Corp....................................         152,915          198,475
     18,271   US Bancorp...................................         598,359          648,621
      5,100   Wachovia Corp................................         376,202          445,931
     14,572   Washington Mutual, Inc.......................         566,327          556,468
     40,100   Wells Fargo Co...............................       1,257,676        1,601,494
                                                              -------------    -------------
                                                                 32,911,633       38,834,184
                                                              -------------    -------------
              HEALTH CARE-10.70%
     37,900   Abbott Laboratories..........................       1,303,966        1,857,100
      1,600   Allergan, Inc................................          66,392          103,600
      2,100   ALZA Corp. (a)...............................          79,240          109,725
     32,700   American Home Products Corp..................       1,344,417        1,841,419
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      6,300   Amgen, Inc. (a)..............................   $     382,564    $     658,744
      1,400   Bard (C.R.), Inc.............................          50,282           69,300
      1,400   Bausch & Lomb, Inc...........................          58,210           84,000
      7,100   Baxter International, Inc....................         376,020          456,619
      6,100   Becton, Dickinson and Co.....................         171,870          260,394
      2,800   Biomet, Inc..................................          69,112          112,700
      9,600   Boston Scientific Corp. (a)..................         278,354          257,400
     24,600   Bristol-Myers Squibb Co......................       2,126,842        3,291,788
     15,850   Columbia/HCA Healthcare Corp.................         503,700          392,288
      3,700   Guidant Corp. (a)............................         209,406          407,925
      2,700   HCR Manor Care, Inc. (a).....................          82,990           79,313
     10,500   HEALTHSOUTH Corp. (a)........................         248,618          162,094
      4,100   Humana, Inc. (a).............................          86,747           73,031
      4,100   IMS Health, Inc..............................         179,117          309,294
     27,300   Lilly (Eli) & Co. (with rights)..............       1,592,559        2,426,288
      1,800   Mallinckrodt, Inc............................          59,824           55,463
     12,200   Medtronic, Inc...............................         585,692          905,850
     29,500   Merck & Co., Inc.............................       3,129,731        4,356,781
      1,100   Millipore Corp...............................          40,548           31,281
     32,200   Pfizer, Inc..................................       2,360,402        4,039,088
     12,600   Pharmacia & Upjohn, Inc......................         510,000          713,475
     36,400   Schering-Plough Corp.........................       1,155,513        2,011,100
      2,100   St. Jude Medical, Inc. (a)...................          73,350           58,144
      7,600   Tenet Healthcare Corp. (a)...................         221,721          199,500
      4,800   United HealthCare Corp.......................         243,448          206,700
     20,400   Warner-Lambert Co............................         969,856        1,533,825
                                                              -------------    -------------
                                                                 18,560,491       27,064,229
                                                              -------------    -------------
              METAL & MINING-0.55%
      5,600   Alcan Aluminium Ltd..........................         172,126          151,550
      4,600   Aluminum Co. of America......................         339,051          342,988
      1,000   ASARCO, Inc..................................          28,395           15,063
      9,100   Barrick Gold Corp............................         198,793          177,450
      5,600   Battle Mountain Gold Co......................          33,137           23,100
      3,100   Bethlehem Steel Corp. (a)....................          32,946           25,963
      2,300   Cyprus Amax Minerals Co......................          44,075           23,000
      4,200   Freeport-McMoRan Copper & Gold, Inc. (a).....          95,559           43,838
      5,900   Homestake Mining Co..........................          72,234           54,206
      4,100   Inco Ltd.....................................          90,311           43,306
      4,101   Newmont Mining Corp..........................         130,467           74,074
      2,200   Nucor Corp...................................         109,980           95,150
      1,400   Phelps Dodge Corp............................          84,549           71,225
      6,100   Placer Dome, Inc.............................         101,402           70,150
      1,700   Reynolds Metals Co...........................         102,538           89,569
      2,200   USX-US Steel Group...........................          67,504           50,600
      2,400   Worthington Industries, Inc..................          43,106           30,000
                                                              -------------    -------------
                                                                  1,746,173        1,381,232
                                                              -------------    -------------
              TRANSPORTATION-0.93%
      4,500   AMR Corp. (a)................................         255,506          267,188
     11,600   Burlington Northern Santa Fe Corp............         355,823          391,500
      5,400   CSX Corp. ( with rights).....................         270,305          224,100
      3,500   Delta Air Lines, Inc.........................         182,936          182,000
      3,680   FDX Corp. (a)................................         215,190          327,520
      8,100   Laidlaw, Inc.................................         103,604           81,506
      9,300   Norfolk Southern Corp........................         293,422          294,694
      8,225   Southwest Airlines Co........................         128,713          184,548
      6,100   Union Pacific Corp...........................         347,579          274,881
      2,200   US Airways Group, Inc. (a)...................         117,184          114,400
                                                              -------------    -------------
                                                                  2,270,262        2,342,337
                                                              -------------    -------------

FORTIS SERIES FUND, INC.
S & P 500 INDEX SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              UTILITIES-10.49%
     14,200   AirTouch Communications, Inc. (a)............   $     589,472    $   1,024,175
      6,800   ALLTEL Corp..................................         273,592          406,725
      3,400   Ameren Corp..................................         131,382          145,138
      4,700   American Electric Power Co., Inc.............         211,060          221,194
     27,300   Ameritech Corp...............................       1,043,749        1,730,138
     44,800   AT&T Corp....................................       2,273,780        3,371,200
      3,700   Baltimore Gas & Electric Co..................         106,439          114,238
     38,518   Bell Atlantic Corp...........................       1,569,053        2,188,304
     48,400   BellSouth Corp...............................       1,316,933        2,413,950
      3,700   Carolina Power & Light Co....................         140,980          174,131
      5,200   Central & South West Corp....................         131,563          142,675
      3,900   Cinergy Corp.................................         131,297          134,063
      5,800   Consolidated Edison, Inc.....................         217,871          306,675
      4,800   Dominion Resources, Inc......................         189,729          224,400
      3,600   DTE Energy Co................................         122,648          154,350
      8,953   Duke Energy Corp.............................         461,197          573,552
      8,700   Edison International.........................         212,259          242,513
      6,100   Entergy Corp.................................         161,911          189,863
      5,800   FirstEnergy Corp.............................         152,133          188,863
      4,500   FPL Group, Inc...............................         242,728          277,313
      4,200   Frontier Corp................................         105,935          142,800
      3,200   GPU, Inc.....................................         117,885          141,400
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
     23,900   GTE Corp.....................................   $   1,193,935    $   1,611,756
      7,274   Houston Industries, Inc......................         179,392          233,677
     45,424   MCI WorldCom, Inc. (a).......................       1,778,638        3,259,172
      7,000   Nextel Communications, Inc. Class A (a)......         216,078          165,375
      4,600   Niagara Mohawk Power Corp. (a)...............          56,676           74,175
      3,700   Northern States Power Co.....................          96,282          102,675
      7,300   PacifiCorp...................................         160,287          153,756
      5,500   PECO Energy Co...............................         142,806          228,938
      9,400   PG&E Corp....................................         258,685          296,100
      3,700   PP&L Resources, Inc..........................          84,857          103,138
      5,700   Public Service Enterprise Group, Inc.........         169,997          228,000
     48,502   SBC Communications, Inc......................       1,689,031        2,600,920
     17,200   Southern Co..................................         417,877          499,875
     10,700   Sprint Corp. (FON Group).....................         554,279          900,138
     10,250   Sprint Corp. (PCS Group) (a).................         157,445          237,031
      6,902   Texas Utilities Co...........................         280,414          322,237
      5,300   Unicom Corp..................................         155,296          204,381
     12,419   US WEST, Inc.................................         522,648          802,578
                                                              -------------    -------------
                                                                 18,018,219       26,531,582
                                                              -------------    -------------
              TOTAL COMMON STOCKS..........................   $ 192,431,679    $ 248,034,852
                                                              -------------    -------------
                                                              -------------    -------------

SHORT-TERM INVESTMENTS-2.35%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-2.17%
   $5,498,326    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.03%........   $   5,498,326
                                                                 -------------
                 U.S. TREASURY BILLS-0.18%
      460,000    US Treasury Bill, 4.45%, 3-25-1999 (e).......         455,574
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................       5,953,900
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $198,385,579) (b)..........................   $ 253,988,752
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1998, the cost of securities for federal income tax purposes was $198,462,125 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $64,066,430
Unrealized depreciation..........................................  (8,539,803)
-----------------------------------------------------------------------------
Net unrealized appreciation......................................  $55,526,627
-----------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.14% of total net assets as of December 31, 1998.
 (e) Security pledged as initial margin deposit for open financial futures position detailed below:

FINANCIAL FUTURES-LONG
                                                                             MARKET                  UNREALIZED
                                                                              VALUE                  APPRECIATION/
                                                               NUMBER OF   COVERED BY                (DEPRECIATION)
ISSUER                                                        CONTRACT(S)  CONTRACT(S)  EXPIRATION   AT 12/31/98
----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500.......................................       18      $5,604,750    March 99    $ 125,725

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES
Schedule of Investments
December 31, 1998

COMMON STOCKS-96.85%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              AEROSPACE AND EQUIPMENT-1.47%
     50,900   AlliedSignal, Inc............................   $   1,972,653    $   2,255,506
      8,000   Raytheon Co. Class B.........................         436,101          426,000
                                                              -------------    -------------
                                                                  2,408,754        2,681,506
                                                              -------------    -------------
              APPAREL-0.40%
     29,200   Warnaco Group Class A........................         957,944          737,300
                                                              -------------    -------------
              AUTOMOBILE AND MOTOR VEHICLE PARTS-0.51%
     15,600   Federal-Mogul Corp...........................         789,540          928,200
                                                              -------------    -------------
              BANKS-7.09%
     46,100   Bank of New York Company, Inc................       1,390,671        1,855,525
     13,990   Bank One Corp................................         756,756          714,364
     28,700   BankAmerica Corp.............................       1,905,905        1,725,587
     17,900   Chase Manhattan Corp.........................       1,038,252        1,218,319
     31,200   First Union Corp.............................       1,655,128        1,897,350
     23,300   Mellon Bank Corp.............................       1,177,487        1,601,875
      2,100   National City Corp...........................         138,049          152,250
      3,000   State Street Corporation.....................         158,218          208,687
      7,200   U.S. Bancorp.................................         303,528          255,600
     83,500   Wells Fargo Co...............................       2,685,502        3,334,781
                                                              -------------    -------------
                                                                 11,209,496       12,964,338
                                                              -------------    -------------
              BEVERAGE-0.86%
      3,700   Coca-Cola Co.................................         212,095          247,437
     32,300   PepsiCo, Inc.................................       1,120,026        1,322,281
                                                              -------------    -------------
                                                                  1,332,121        1,569,718
                                                              -------------    -------------
              BIOMEDICS, GENETICS RESEARCH AND
              DEVELOPMENT-0.58%
     12,700   Biogen, Inc. (a).............................         682,904        1,054,100
                                                              -------------    -------------
              BROADCASTING-1.01%
      7,200   Chancellor Media Corporation (a).............         260,834          344,700
     36,400   Fox Entertainment Group, Inc.................         847,565          916,825
      9,000   Jacor Communications, Inc. (a)...............         424,168          579,375
                                                              -------------    -------------
                                                                  1,532,567        1,840,900
                                                              -------------    -------------
              BUILDING MATERIALS-0.58%
     37,000   Masco Corp...................................         891,855        1,063,750
                                                              -------------    -------------
              BUSINESS SERVICES AND SUPPLIES-5.01%
     10,500   Ceridian Corp. (a)...........................         619,376          733,031
     13,600   Equifax, Inc.................................         511,703          464,950
     35,400   First Data Corp..............................       1,200,421        1,121,737
     21,500   Galileo International, Inc...................         726,985          935,250
     26,600   Omnicom Group, Inc...........................       1,130,266        1,542,800
     57,986   Tyco International Ltd.......................       2,440,355        4,374,319
                                                              -------------    -------------
                                                                  6,629,106        9,172,087
                                                              -------------    -------------
              CABLE TELEVISION-0.43%
     16,900   Media One Group, Inc. (a)....................         503,918          794,300
                                                              -------------    -------------
              CHEMICALS-0.28%
     12,700   Great Lakes Chemical Corp....................         537,520          508,000
                                                              -------------    -------------
              COMPUTER-COMMUNICATION EQUIPMENT-2.20%
      7,700   Ascend Communications, Inc. (a)..............         390,306          506,275
     19,725   Cisco Systems, Inc. (a)......................         671,685        1,830,727
     12,300   Dell Computer Corp. (a)......................         568,159          900,206
      9,300   Sun Microsystems, Inc. (a)...................         455,588          796,312
                                                              -------------    -------------
                                                                  2,085,738        4,033,520
                                                              -------------    -------------
              COMPUTER-SOFTWARE-8.48%
      4,800   Adobe Systems, Inc...........................         197,147          224,400
     13,700   America Online, Inc. (a).....................         687,699        1,983,075
     19,100   Automatic Data Processing, Inc...............       1,083,917        1,531,581
     31,800   BMC Software, Inc. (a).......................       1,001,333        1,417,087

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      4,200   Computer Associates International, Inc.         $     163,367    $     179,025
     10,700   Compuware Corp. (a)..........................         724,095          835,937
     26,400   Microsoft Corp. (a)..........................       2,155,506        3,661,350
     30,600   Networks Associates, Inc. (a)................       1,229,474        2,027,250
     23,800   Oracle Corp. (a).............................         617,833        1,026,375
     71,000   Parametric Technology Corp. (a)..............       1,259,342        1,162,625
     17,700   Sterling Commerce, Inc. (a)..................         718,799          796,500
     16,900   SunGard Data Systems, Inc. (a)...............         412,185          670,719
                                                              -------------    -------------
                                                                 10,250,697       15,515,924
                                                              -------------    -------------
              CONSUMER DISCRETIONARY-0.57%
     28,800   Hasbro, Inc..................................       1,044,850        1,040,400
                                                              -------------    -------------
              CONSUMER GOODS-0.54%
     10,700   Colgate-Palmolive Co.........................         737,767          993,762
                                                              -------------    -------------
              COSMETICS AND SUNDRIES-0.37%
     13,900   Gillette Co..................................         643,725          671,544
                                                              -------------    -------------
              DIVERSIFIED COMPANIES-1.35%
         10   Berkshire Hathaway, Inc. Class A.............         652,640          710,500
     53,700   CBS Corp. (a)................................       1,590,918        1,758,675
                                                              -------------    -------------
                                                                  2,243,558        2,469,175
                                                              -------------    -------------
              DRUGS-9.06%
     27,100   American Home Products Corp..................       1,139,871        1,526,069
     23,600   Bristol-Myers Squibb Co......................       2,385,396        3,157,975
     14,700   Johnson & Johnson............................         891,560        1,232,962
     15,100   Lilly (Eli) & Co. (with rights)..............         966,163        1,342,012
     15,600   Merck & Co., Inc.............................       1,648,875        2,303,925
     19,800   Pfizer, Inc..................................       1,312,573        2,483,662
      4,200   Pharmacia and Upjohn, Inc....................         208,429          237,825
     31,900   Schering-Plough Corp.........................       1,006,720        1,762,475
     33,600   Warner-Lambert Co............................       1,719,694        2,526,300
                                                              -------------    -------------
                                                                 11,279,281       16,573,205
                                                              -------------    -------------
              ELECTRICAL-COMPONENTS AND PARTS-0.33%
      6,700   Linear Technology Corp.......................         415,229          600,069
                                                              -------------    -------------
              ELECTRICAL EQUIPMENT-1.31%
     23,400   General Electric Co..........................       1,639,592        2,388,262
                                                              -------------    -------------
              ELECTRONIC-CONTROLS AND EQUIPMENT-0.58%
     15,400   Hewlett-Packard Co...........................         953,477        1,052,012
                                                              -------------    -------------
              ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-2.65%
     18,700   Intel Corp...................................       1,572,852        2,217,119
     22,700   Maxim Integrated Products, Inc. (a)..........         649,018          991,706
      9,500   Texas Instruments, Inc.......................         614,918          812,844
     12,600   Xilinx, Inc. (a).............................         609,649          820,575
                                                              -------------    -------------
                                                                  3,446,437        4,842,244
                                                              -------------    -------------
              FINANCIAL SERVICES-8.69%
     11,400   American Express Co..........................         989,010        1,165,650
     32,200   Associates First Capital Corp. Class A.......       1,218,914        1,364,475
     20,100   Block H & R, Inc.............................         751,677          904,500
      8,400   Capital One Financial Corp...................         706,024          966,000
     77,949   Citigroup, Inc...............................       3,772,264        3,858,475
     34,400   Fannie Mae...................................       1,852,171        2,545,600
     61,900   Freddie Mac..................................       2,606,851        3,988,681
      5,500   Household International, Inc.................         256,246          217,938
      9,800   Morgan Stanley Dean Witter & Co..............         583,903          695,800
      2,550   Providian Financial Corp.....................         129,559          191,250
                                                              -------------    -------------
                                                                 12,866,619       15,898,369
                                                              -------------    -------------
              FOOD-3.60%
     10,000   Campbell Soup Co.............................         538,857          550,000
      2,100   General Mills, Inc...........................         137,347          163,275
     11,400   Heinz (H.J.) Co..............................         531,217          645,525

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
     12,100   Ralston -- Ralston Purina Group..............   $     384,338    $     391,738
     36,600   Rentokil Initial plc.........................         199,219          273,723
     43,700   Safeway, Inc. (a)............................       1,264,929        2,662,969
     42,000   Sara Lee Corp................................         975,872        1,183,875
     14,470   U.S. Foodservice (a).........................         513,632          709,030
                                                              -------------    -------------
                                                                  4,545,411        6,580,135
                                                              -------------    -------------
              HEALTH CARE SERVICES-2.67%
      6,885   Cardinal Health, Inc.........................         411,169          522,399
     51,200   HBO & Co.....................................       1,306,267        1,468,800
     42,200   HEALTHSOUTH Corp. (a)........................       1,044,940          651,463
     10,600   McKesson Corp................................         777,880          838,063
     32,500   United HealthCare Corp.......................       1,650,045        1,399,531
                                                              -------------    -------------
                                                                  5,190,301        4,880,256
                                                              -------------    -------------
              HOUSEHOLD PRODUCTS-1.21%
     21,800   Kimberly-Clark Corp..........................       1,057,851        1,188,100
     11,200   Procter & Gamble Co..........................         778,900        1,022,700
                                                              -------------    -------------
                                                                  1,836,751        2,210,800
                                                              -------------    -------------
              INSURANCE-3.52%
     42,400   Ace Ltd......................................       1,169,700        1,460,150
     10,700   Allstate Corp................................         454,346          413,288
      3,000   American International Group, Inc............         261,827          289,875
     23,676   Exel Limited Class A.........................       1,409,481        1,775,700
      2,600   Fairfax Financial Holdings Ltd (f)...........         844,704          868,359
     23,400   Travelers Property Casualty Corp.............         872,483          725,400
     15,600   Unum Corp....................................         767,988          910,650
                                                              -------------    -------------
                                                                  5,780,529        6,443,422
                                                              -------------    -------------
              LEISURE TIME-AMUSEMENTS-0.92%
     24,500   Carnival Corp. Class A.......................         656,407        1,176,000
     16,900   Disney (Walt) Co.............................         573,940          507,000
                                                              -------------    -------------
                                                                  1,230,347        1,683,000
                                                              -------------    -------------
              MACHINERY-0.40%
     16,200   Teleflex, Inc................................         488,229          739,125
                                                              -------------    -------------
              MACHINERY-OIL AND WELL-0.45%
     27,700   Halliburton Co...............................       1,049,890          820,613
                                                              -------------    -------------
              MACHINERY-TOOLS-1.65%
     50,400   Danaher Corp.................................       1,536,730        2,737,350
      4,100   SPX Corp.....................................         230,038          274,700
                                                              -------------    -------------
                                                                  1,766,768        3,012,050
                                                              -------------    -------------
              MEDIA-1.32%
     12,700   Clear Channel Communications, Inc. (a).......         629,969          692,150
     62,800   Infinity Broadcasting Corp. (a)..............       1,341,122        1,719,150
                                                              -------------    -------------
                                                                  1,971,091        2,411,300
                                                              -------------    -------------
              MEDICAL SUPPLIES-0.33%
      6,800   Arterial Vascular Engineering, Inc. (a)......         288,211          357,000
      8,600   STERIS Corp. (a).............................         238,779          244,563
                                                              -------------    -------------
                                                                    526,990          601,563
                                                              -------------    -------------
              MEDICAL TECHNOLOGY-0.71%
      9,100   Guidant Corp.................................         684,360        1,003,275
      4,100   Medtronic, Inc. (with rights)................         216,022          304,425
                                                              -------------    -------------
                                                                    900,382        1,307,700
                                                              -------------    -------------
              METALS-FABRICATING-0.40%
     17,600   Newell Co....................................         756,521          726,000
                                                              -------------    -------------
              OFFICE EQUIPMENT AND SUPPLIES-1.68%
     13,200   Compaq Computer Corp.........................         425,428          553,575
     18,300   EMC Corp. (a)................................         694,445        1,555,500
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      5,200   International Business Machines Corp.           $     592,448    $     960,700
                                                              -------------    -------------
                                                                  1,712,321        3,069,775
                                                              -------------    -------------
              OIL AND GAS FIELD SERVICES-0.11%
      4,300   Schlumberger Ltd.............................         235,543          198,338
                                                              -------------    -------------
              OIL-CRUDE PETROLEUM AND GAS-2.14%
      9,400   British Petroleum Co. plc ADR................         701,644          842,475
      9,200   Chevron Corp.................................         765,907          763,025
     21,600   Mobil Corp...................................       1,519,233        1,881,900
     14,400   USX-Marathon Group, Inc......................         497,346          433,800
                                                              -------------    -------------
                                                                  3,484,130        3,921,200
                                                              -------------    -------------
              PAPER-0.43%
     19,800   Fort James Corp..............................         783,905          792,000
                                                              -------------    -------------
              PERSONAL SERVICES-0.32%
     15,400   Service Corp. International..................         541,137          586,163
                                                              -------------    -------------
              PHOTOGRAPHIC-0.23%
      5,900   Eastman Kodak Co.............................         451,031          424,800
                                                              -------------    -------------
              PRINTING-0.23%
      8,000   Valassis Communications, Inc. (a)............         212,612          413,000
                                                              -------------    -------------
              PUBLISHING-2.14%
     40,600   Time Warner, Inc.............................       1,388,401        2,519,738
     21,100   Tribune Co...................................       1,240,481        1,392,600
                                                              -------------    -------------
                                                                  2,628,882        3,912,338
                                                              -------------    -------------
              RAILROAD AND RAILROAD EQUIPMENT-0.73%
     16,000   Burlington Northern Santa Fe Corp............         490,971          540,000
     25,000   Norfolk Southern Corp........................         797,538          792,188
                                                              -------------    -------------
                                                                  1,288,509        1,332,188
                                                              -------------    -------------
              REAL ESTATE-INVESTMENT TRUST-0.90%
     27,500   Crescent Real Estate Equities Co.............         837,221          632,500
     44,800   Starwood Hotels & Resorts....................       1,762,736        1,016,400
                                                              -------------    -------------
                                                                  2,599,957        1,648,900
                                                              -------------    -------------
              RESTAURANTS AND FRANCHISING-0.76%
     18,200   McDonald's Corp..............................       1,072,549        1,394,575
                                                              -------------    -------------
              RETAIL-DEPARTMENT STORES-0.80%
      6,300   Dayton Hudson Corp...........................         286,830          341,775
     35,800   Saks, Inc. (a)...............................         976,234        1,129,938
                                                              -------------    -------------
                                                                  1,263,064        1,471,713
                                                              -------------    -------------
              RETAIL-DISCOUNT STORES-1.07%
     24,000   Wal-Mart Stores, Inc.........................       1,062,673        1,954,500
                                                              -------------    -------------
              RETAIL-GROCERY-1.31%
     30,800   Fred Meyer, Inc. (a).........................       1,255,586        1,855,700
      9,000   Kroger Co. (a)...............................         434,073          544,500
                                                              -------------    -------------
                                                                  1,689,659        2,400,200
                                                              -------------    -------------
              RETAIL-MISCELLANEOUS-1.05%
     34,942   CVS Corp.....................................       1,012,693        1,921,810
                                                              -------------    -------------
              RETAIL-SPECIALTY-1.79%
     29,300   Cendant Corp. (a)............................         857,310          558,531
     24,800   Home Depot, Inc..............................         648,567        1,517,450
     24,300   Rite Aid Corp................................         888,156        1,204,369
                                                              -------------    -------------
                                                                  2,394,033        3,280,350
                                                              -------------    -------------
              TELECOMMUNICATIONS-0.97%
      1,400   Lucent Technologies, Inc.....................          97,567          154,000
     13,400   Nokia Oyj Corp., ADR Class A.................         690,577        1,613,863
                                                              -------------    -------------
                                                                    788,144        1,767,863
                                                              -------------    -------------
              TELECOMMUNICATION EQUIPMENT-0.16%
      4,200   Tellabs, Inc. (a)............................         183,936          287,963
                                                              -------------    -------------

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              TELEPHONE SERVICES-6.11%
     19,500   AirTouch Communications, Inc. (a)............   $     972,489    $   1,406,438
     24,900   ALLTEL Corp..................................       1,002,523        1,489,331
     15,800   AT & T Corp..................................         782,000        1,188,950
      9,800   GTE Corp.....................................         551,609          660,888
     60,531   MCI WorldCom, Inc. (a).......................       2,164,849        4,343,099
     39,000   SBC Communications, Inc......................       1,303,505        2,091,375
                                                              -------------    -------------
                                                                  6,776,975       11,180,081
                                                              -------------    -------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              TOBACCO-1.22%
     41,800   Philip Morris Companies, Inc.................   $   1,783,731    $   2,236,300
                                                              -------------    -------------
              WASTE DISPOSAL-1.17%
     46,100   Waste Management, Inc........................       2,147,792        2,149,413
                                                              -------------    -------------
              TOTAL COMMON STOCKS..........................   $ 135,239,181    $ 177,152,119
                                                              -------------    -------------
                                                              -------------    -------------

PREFERRED STOCKS-0.14%

--------------------------------------------------------------------------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               TELECOMMUNICATIONS-0.14%
      3,600    Telecomunicacoes Brasileiras S.A. ADR
                 Preferred (a)..............................   $     372,605    $     261,675
                                                               -------------    -------------
               TOTAL LONG-TERM INVESTMENTS..................   $ 135,611,786    $ 177,413,794
                                                               -------------    -------------
                                                               -------------    -------------

SHORT-TERM INVESTMENTS-3.31%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-1.75%
   $1,000,000    Societe General NY, 5.73% Certificate of
                   Deposit, 1-6-1999..........................   $     999,975
    1,000,000    Statoil, 5.27%, 1-21-1999 (e)................         996,996
      500,000    National Australia Funding, 5.42%,
                   1-8-1999...................................         499,409
      700,000    FCAR Owner Trust, 5.27%, 1-19-1999...........         698,097
                                                                 -------------
                                                                     3,194,477
                                                                 -------------
                 INDUSTRIAL-0.54%
      500,000    Ciesco, LP, 5.32%, 2-5-1999..................         497,400
      500,000    Ciesco, LP, 5.37%, 2-5-1999..................         497,375
                                                                 -------------
                                                                       994,775
                                                                 -------------
                 INVESTMENT COMPANY-1.02%
    1,863,541    First American Prime Obligation Fund, Current
                   rate -- 4.99%..............................       1,863,541
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................       6,052,793
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $141,664,579) (b)..........................   $ 183,466,587
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1998, the cost of securities for federal income tax purposes was $142,195,263 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $44,721,990
Unrealized depreciation.....................................   (3,450,666)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $41,271,324
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.93% of total net assets as of December 31, 1998.
 (e) Commercial paper sold within the terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These securities have been determined to be illiquid under the guidelines established by the Board of Directors. The aggregate value of these securities at December 31, 1998, was $996,996, which represents 0.55% of total net assets.
 (f) Securities sold within the terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". This investment has been identified by portfolio management as an illiquid security. The portfolio entered into the following Section 144A security transaction:

Year Acquired   Shares/Par   Security                                                                            Cost Basis
--------------  -----------  ----------------------------------------------------------------------------------  -----------
1998                 2,600   Fairfax Financial Holdings Ltd.                                                      $ 844,704

      The aggregate value of this security at December 31, 1998, was $868,359, which represents 0.47% of total net assets.

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES
Schedule of Investments
December 31, 1998

COMMON STOCKS-96.84%

--------------------------------------------------------------------------------
                                                                                    Market
     Shares                                                        Cost (b)        Value (c)
   -----------                                                   ------------    -------------
                 AUSTRALIA-2.33%
      181,170    Broken Hill Proprietary Co. Ltd. -- STEEL AND
                   IRON.......................................   $ 1,691,726     $   1,335,667
      159,700    Westpac Banking Corp. Ltd. -- BANKS..........       825,753         1,069,723
                                                                 ------------    -------------
                                                                   2,517,479         2,405,390
                                                                 ------------    -------------
                 DENMARK-1.23%
       14,000    Unidanmark A/S Class A -- BANKS..............       725,373         1,264,828
                                                                 ------------    -------------
                 FINLAND-1.08%
       76,800    Merita plc Class A -- BANKS..................       393,689           488,399
       22,500    UPM-Kymmene Corp. -- PAPER...................       515,520           630,999
                                                                 ------------    -------------
                                                                     909,209         1,119,398
                                                                 ------------    -------------
                 FRANCE-15.28%
       10,610    Alcatel -- TELECOMMUNICATIONS................     1,002,308         1,299,137
       12,800    Axa -- INSURANCE.............................       892,720         1,856,002
       24,500    Banque Nationale de Paris -- BANKS...........     1,218,230         2,018,349
       10,610    Compagnie de Saint Gobain -- BUILDING
                   MATERIALS..................................     1,457,858         1,498,566
       15,400    Elf Aquitaine S.A. -- OIL-CRUDE PETROLEUM AND
                   GAS........................................     1,612,657         1,780,889
       14,800    Michelin (C.G.D.E.) Class B -- RUBBER AND
                   PLASTIC....................................       916,273           592,138
       42,288    Rhone -- POULENC S.A. -- BUILDING
                   MATERIALS..................................     1,397,889         2,177,156
        8,000    Suez Lyonnaise des Eaux -- UTILITIES-WATER
                   AND SEWER..................................     1,053,361         1,644,051
       11,100    Vivendi -- TELECOMMUNICATIONS................     1,395,114         2,881,207
                                                                 ------------    -------------
                                                                  10,946,410        15,747,495
                                                                 ------------    -------------
                 GERMANY-9.80%
        4,038    Allianz AG -- INSURANCE......................     1,365,524         1,503,098
       13,970    DaimlerChrysler AG (a) -- AUTOMOBILE
                   MANUFACTURERS..............................       895,104         1,388,060
       43,400    Hoechst AG -- CHEMICALS......................     1,506,126         1,795,305
       28,080    Metro AG -- CONSUMER GOODS...................     1,408,027         2,208,501
       21,000    Siemens AG -- UTILITIES-ELECTRIC.............     1,533,265         1,380,584
        3,700    Thyssen AG -- STEEL AND IRON.................       747,065           699,748
        1,895    Viag AG -- ELECTRIC-PRODUCTS.................       908,706         1,120,662
                                                                 ------------    -------------
                                                                   8,363,817        10,095,958
                                                                 ------------    -------------
                 HONG KONG-0.96%
       39,605    HSBC Holdings plc -- BANKS...................       988,682           986,636
                                                                 ------------    -------------
                 ITALY-6.07%
      238,900    ENI S.p.A. -- OIL-REFINING...................     1,342,480         1,564,712
      130,700    San Paolo IMI S.p.A. -- BANKS................     2,008,427         2,314,478
      376,300    Telecom Italia S.p.A -- TELEPHONE SERVICES...     1,559,689         2,373,352
                                                                 ------------    -------------
                                                                   4,910,596         6,252,542
                                                                 ------------    -------------
                 JAPAN-14.93%
       89,000    Asahi Breweries Ltd. -- BEVERAGE.............     1,147,178         1,313,697
          192    Japan Tobacco, Inc. -- TOBACCO...............     1,464,834         1,923,404
       66,000    Matsushita Electric Industrial Co.
                   Ltd. -- ELECTRIC-PRODUCTS..................     1,178,613         1,169,628
       12,300    Nintendo Co. Ltd. -- TOYS....................       957,374         1,194,016
          114    Nippon Telegraph & Telephone
                   Corp. -- TELEPHONE SERVICES................     1,000,665           881,277
      156,000    Nissan Motor Co. Ltd. -- AUTOMOBILE
                   MANUFACTURERS..............................       511,056           478,511
           38    NTT Mobile Communications Network,
                   Inc. -- TELECOMMUNICATIONS.................     1,371,415         1,566,489
       41,000    Omron Corp. -- ELECTRONIC-CONTROLS AND
                   EQUIPMENT..................................       737,397           562,660
       22,800    Orix Corp. -- LEASING........................     1,023,958         1,705,957
       22,100    Promise Co. Ltd. -- FINANCIAL SERVICES.......     1,002,922         1,152,021
      154,000    Ricoh Co. Ltd. -- OFFICE EQUIPMENT AND
                   SUPPLIES...................................     1,655,343         1,422,589
       18,200    Sony Corp. -- ELECTRONIC COMPONENTS..........     1,271,976         1,327,890
      261,000    Sumitomo Trust & Banking Co. -- BANKS........     2,055,253           694,149
                                                                 ------------    -------------
                                                                  15,377,984        15,392,288
                                                                 ------------    -------------

--------------------------------------------------------------------------------

                                                                                    Market
     Shares                                                        Cost (b)        Value (c)
   -----------                                                   ------------    -------------
                 MALAYSIA-0.21%
      145,000    Genting Berhad (e) -- LEISURE
                   TIME-AMUSEMENTS............................   $   590,817     $     220,304
                                                                 ------------    -------------
                 NETHERLANDS-3.52%
       31,350    Heineken N.V. -- BEVERAGE....................       990,739         1,887,649
        8,900    ING Groep NV -- INSURANCE....................       505,974           543,001
       17,800    Koninklijke Philips Electronics
                   NV -- ELECTRIC-PRODUCTS....................     1,015,844         1,195,076
                                                                 ------------    -------------
                                                                   2,512,557         3,625,726
                                                                 ------------    -------------
                 SINGAPORE-0.77%
      124,000    United Overseas Bank Ltd. -- BANKS...........       601,030           796,606
                                                                 ------------    -------------
                 SPAIN-5.91%
       80,400    Argentaria S.A. -- BANKS.....................     1,462,082         2,085,245
       55,500    Endesa S.A. -- ELECTRIC-PRODUCTS.............     1,371,967         1,472,735
       56,786    Telefonica S.A. -- TELECOMMUNICATIONS........     1,595,477         2,528,819
                                                                 ------------    -------------
                                                                   4,429,526         6,086,799
                                                                 ------------    -------------
                 SWEDEN-6.96%
      104,200    ABB AB Class A -- ELECTRONIC-CONTROLS AND
                   EQUIPMENT..................................     1,646,168         1,111,957
       84,567    Astra AB Class B -- DRUGS....................     1,466,970         1,721,422
       82,700    Electrolux AB Series B -- HOUSEHOLD
                   PRODUCTS...................................     1,084,372         1,423,259
       73,300    Nordbanken Holding AB -- BANKS...............       406,791           470,231
       36,400    Svenska Handelsbanken -- BANKS...............       880,764         1,535,789
       39,500    Volvo AB Class B -- AUTOMOBILE
                   MANUFACTURERS..............................     1,195,610           906,388
                                                                 ------------    -------------
                                                                   6,680,675         7,169,046
                                                                 ------------    -------------
                 SWITZERLAND-6.22%
          548    Nestle S.A. Registered -- FOOD...............       680,320         1,192,952
          109    Roche Holding AG -- DRUGS....................     1,272,771         1,330,062
          624    SGS Societe Generale de Surveillance Holding
                   S.A. -- BANKS..............................     1,129,783           611,052
          810    S.M.H. AG -- MISCELLANEOUS...................       457,808           501,274
        3,750    Zurich Allied AG -- INSURANCE................     1,380,983         2,776,665
                                                                 ------------    -------------
                                                                   4,921,665         6,412,005
                                                                 ------------    -------------
                 UNITED KINGDOM-21.57%
       70,200    Allied Zurich plc (a) -- INSURANCE...........       813,014         1,050,604
      306,432    British Aerospace plc -- AEROSPACE AND
                   EQUIPMENT..................................     1,263,181         2,602,740
      169,000    British American Tobacco plc -- TOBACCO......     1,266,568         1,500,106
      123,800    British Petroleum Co.
                   plc -- OIL-MISCELLANEOUS...................     1,716,958         1,847,626
       44,310    Cadbury Schweppes plc -- FOOD................       387,829           754,923
      130,814    Diageo plc -- RETAIL-DEPARTMENT STORES.......     1,068,793         1,470,214
       67,320    EMI Group plc -- MISCELLANEOUS...............       725,052           474,350
       93,200    Granada Group plc -- DIVERSIFIED COMPANIES...     1,364,962         1,653,780
      107,200    Great Universal Stores
                   plc -- RETAIL-CLOTHING.....................     1,304,408         1,122,772
      133,500    Imperial Chemical Industries
                   plc -- CHEMICALS...........................     1,703,522         1,157,231
      152,800    Mirror Group plc -- PUBLISHING...............       493,376           380,072
      103,500    National Westminster Bank plc -- BANKS.......     1,539,102         1,994,114
      129,500    Prudential Corp. plc -- INSURANCE............     1,462,847         1,957,472
      189,600    Royal & Sun Alliance Insurance Group
                   plc -- INSURANCE...........................     1,878,124         1,534,695
      352,400    Siebe plc -- DIVERSIFIED COMPANIES...........     1,432,541         1,383,722
      119,500    Unilever plc -- CONSUMER GOODS...............       826,020         1,343,056
                                                                 ------------    -------------
                                                                  19,246,297        22,227,477
                                                                 ------------    -------------
                 TOTAL COMMON STOCKS..........................   $83,722,117     $  99,802,498
                                                                 ------------    -------------
                                                                 ------------    -------------

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

SHORT-TERM INVESTMENTS-2.84%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-2.84%
   $2,931,176    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.03%........   $   2,931,176
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $86,653,293) (b)...........................   $ 102,733,674
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1998, the cost of securities for federal income tax purposes was $86,695,687 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $22,088,994
Unrealized depreciation..........................................   (6,051,007)
------------------------------------------------------------------------------
Net unrealized appreciation......................................  $16,037,987
------------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other accredited investors. These investments have been identified by portfolio management as illiquid securities:

Year Acquired     Shares/Par  Security                                  Cost Basis
----------------  ----------------------------------------------------  -------------
1997, 1998            145,000 Genting Berhad                            $    590,817

    The aggregate value of these securities at December 31, 1998, was $220,304, which represents .21% of total net assets.

FORTIS SERIES FUND, INC.
MID CAP STOCK SERIES
Schedule of Investments
December 31, 1998

COMMON STOCKS-97.48%

--------------------------------------------------------------------------------
                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
             BASIC INDUSTRY-4.98%
    2,400    Ball Corp....................................   $     91,505    $    109,800
    3,900    Caraustar Industries, Inc....................        114,050         111,394
    2,100    Centex Construction Products, Inc............         80,818          85,312
    4,500    Crompton & Knowles Corp......................        108,816          93,094
    3,000    Cytec Industries, Inc. (a)...................        115,220          63,750
    1,500    Georgia-Pacific Corp. (Timber Group).........         34,428          35,719
    3,700    Solutia, Inc.................................         92,059          82,787
      500    Vulcan Materials Co..........................         62,600          65,781
                                                             ------------    ------------
                                                                  699,496         647,637
                                                             ------------    ------------
             CAPITAL SPENDING-30.42%
    2,500    Advanced Micro Devices, Inc. (a).............         63,970          72,344
    2,800    Allied Waste Industries, Inc. (a)............         64,881          66,150
    3,600    Altera Corp. (a).............................        145,645         219,150
    2,200    American Power Conversion Corp. (a)..........         82,522         106,562
    1,500    Apple Computer, Inc. (a).....................         52,954          61,406
    3,400    Arrow Electronics, Inc.......................         76,832          90,737
    2,400    BMC Software, Inc. (a).......................        117,709         106,950
    1,900    Computer Task Group, Inc.....................         61,029          51,537
    3,500    Compuware Corp. (a)..........................        183,520         273,437
    2,200    Crane Co.....................................         64,758          66,412
    1,000    DST Systems, Inc. (a)........................         49,744          57,062
    2,000    Graco, Inc...................................         57,827          59,000
    2,300    Gulfstream Aerospace Corp. (a)...............        103,556         122,475
    2,200    Harte-Hanks, Inc.............................         47,966          62,700
    3,100    Hertz Corp. Class A..........................        137,564         141,437
    2,000    Ingram Micro, Inc. Class A (a)...............         93,700          69,750
    1,200    J.D. Edwards & Co. (a).......................         47,971          34,050
    1,900    Kaydon Corp..................................         75,820          76,119
    3,400    Leggett & Platt, Inc.........................         80,359          74,800
    1,400    Lexmark International Group Class A (a)......        104,901         140,700
    2,000    Linear Technology Corp.......................        132,255         179,125
    4,100    Maxim Integrated Products, Inc. (a)..........        153,786         179,119
    1,800    NCR Corp. (a)................................         52,367          75,150
    2,400    Networks Associates, Inc. (a)................        107,807         159,000
    2,400    Premark International, Inc...................         75,426          83,100
      300    QUALCOMM, Inc. (a)...........................         13,876          15,544
    3,500    Quintiles Transnational Corp. (a)............        178,644         186,812
    1,800    Robert Half International, Inc...............         79,287          80,437
    3,500    Sabre Group Holdings, Inc. (a)...............        133,216         155,750
    1,200    Sanmina Corp. (a)............................         73,135          75,000
    3,200    Snyder Communications, Inc. (a)..............        135,207         108,000
    3,000    Sterling Software, Inc. (a)..................         82,355          81,187
    1,200    Sundstrand Corp..............................         60,430          62,250
    1,800    Sylvan Learning Systems, Inc. (a)............         48,575          54,900
    2,000    Tellabs, Inc. (a)............................        129,394         137,125
    2,600    Trinity Industries, Inc......................         86,568         100,100
    2,100    United Stationers, Inc.......................         58,243          54,600
      500    VERITAS Software Corp. (a)...................         26,794          29,969
    1,400    Waters Corp. (a).............................         91,794         122,150
    1,900    Young & Rubicam, Inc. (a)....................         57,451          61,512
                                                             ------------    ------------
                                                                3,489,838       3,953,608
                                                             ------------    ------------
             CONSUMER CYCLICAL-15.13%
    1,200    Abercrombie & Fitch Co. Class A (a)..........         64,266          84,900
    2,200    Best Buy Co., Inc. (a).......................        113,813         135,025
    3,200    Cracker Barrel Old Country Store, Inc........         71,517          74,600
    2,500    Dollar Tree Stores, Inc. (a).................         96,670         109,219

                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
    1,200    Federal-Mogul Corp...........................   $     71,932    $     71,400
    3,900    Furniture Brands International, Inc. (a).....        109,917         106,275
    2,200    Harley-Davidson, Inc.........................         81,373         104,225
    1,800    IHOP Corp. (a)...............................         75,954          71,887
    3,300    International Game Technology................         77,594          80,231
    1,500    King World Productions, Inc. (a).............         41,512          44,156
    1,100    Knight Ridder, Inc...........................         57,655          56,237
      400    Magna International, Inc. Class A............         26,620          24,800
    1,800    McClatchy Co. Class A........................         60,818          63,675
    2,500    Meritor Automotive, Inc......................         51,290          52,969
    2,200    Nautica Enterprises, Inc. (a)................         52,292          33,000
    1,200    Pulitzer Publishing Co.......................         98,325         103,950
    3,700    Rohm & Haas Co...............................        126,679         111,462
    3,200    Ross Stores, Inc.............................        127,013         126,000
    2,500    SUPERVALU, Inc...............................         66,072          70,000
    5,800    TJX Companies, Inc...........................        137,335         168,200
    1,400    U.S. Foodservice (a).........................         66,305          68,600
    1,900    V.F. Corp....................................         88,537          89,062
    3,600    Zale Corp. (a)...............................        106,919         116,100
                                                             ------------    ------------
                                                                1,870,408       1,965,973
                                                             ------------    ------------
             CONSUMER STAPLES-4.04%
    3,000    Dial Corp....................................         74,782          86,625
    1,800    Earthgrains Co...............................         55,167          55,687
    1,100    Estee Lauder Companies, Inc. Class A.........         74,242          94,050
    3,200    International Home Foods, Inc. (a)...........         54,915          54,000
    2,100    Lancaster Colony Corp........................         74,636          67,463
    6,100    Universal Foods Corp.........................        144,805         167,369
                                                             ------------    ------------
                                                                  478,547         525,194
                                                             ------------    ------------
             ENERGY & RELATED-5.57%
    2,700    El Paso Energy Corp..........................         94,156          93,994
    2,800    ENSCO International, Inc.....................         36,753          29,925
    3,000    Helmerich & Payne, Inc.......................         73,331          58,125
    3,200    KeySpan Energy...............................         96,467          99,200
    2,400    National Fuel Gas Co.........................        108,825         108,450
    3,500    Questar Corp.................................         69,947          67,813
    3,200    R & B Falcon Corp. (a).......................         56,390          24,400
    2,800    Sunoco, Inc..................................        103,461         100,975
    1,400    Tidewater, Inc...............................         38,560          32,463
    2,500    Vastar Resources, Inc........................        107,165         107,969
                                                             ------------    ------------
                                                                  785,055         723,314
                                                             ------------    ------------
             FINANCE-14.20%
    3,000    A.G. Edwards, Inc............................        116,394         111,750
    4,500    AFLAC, Inc...................................        167,096         198,000
    1,000    Centura Banks, Inc...........................         66,952          74,375
    3,500    City National Corp...........................        130,567         145,688
    1,400    CMAC Investment Corp.........................         76,563          64,313
    1,800    Cullen/Frost Bankers, Inc....................         98,472          98,775
    2,600    Dime Bancorp, Inc............................         65,555          68,738
    3,400    First Tennessee National Corp................        101,047         129,413
      900    Golden West Financial Corp. (a)..............         82,132          82,519
    2,700    Mercantile Bankshares Corp...................         96,169         103,950
    2,100    Nationwide Financial Services, Inc...........         94,331         108,544
    2,800    Old Kent Financial Corp......................        102,976         130,200
    1,800    PMI Group, Inc...............................        120,233          88,875
    3,200    Regions Financial Corp.......................        127,835         129,000
      900    RenaissanceRe Holdings Ltd...................         38,864          32,963
    3,200    T. Rowe Price Associates, Inc................        112,168         109,600

FORTIS SERIES FUND, INC.
MID CAP STOCK SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
      700    Wilmington Trust Corp........................   $     36,488    $     43,138
    2,000    Zions Bancorp................................        101,788         124,750
                                                             ------------    ------------
                                                                1,735,630       1,844,591
                                                             ------------    ------------
             HEALTH CARE-10.40%
    1,100    Arterial Vascular Engineering, Inc. (a)......         42,937          57,750
    3,100    Biogen, Inc. (a).............................        181,909         257,300
    3,200    Biomet, Inc..................................        102,965         128,800
      800    Centocor, Inc. (a)...........................         35,517          36,100
    1,000    Elan Corp. plc ADR (a).......................         67,015          69,563
    1,300    Genzyme Corp. (a)............................         63,975          64,675
    2,400    Lincare Holdings, Inc. (a)...................         94,676          97,350
    1,500    McKesson Corp................................        115,451         118,594
      800    PacifiCare Health Systems, Inc. Class B (a)           63,195          63,600
      700    Patterson Dental Co. (a).....................         28,193          30,450
    5,900    STERIS Corp. (a).............................        162,114         167,781
    2,200    Total Renal Care Holdings, Inc. (a)..........         57,344          65,038
    3,100    Watson Pharmaceuticals, Inc. (a).............        140,548         194,913
                                                             ------------    ------------
                                                                1,155,839       1,351,914
                                                             ------------    ------------
             METAL & MINING-0.52%
      500    Cleveland-Cliffs, Inc........................         25,031          20,156
    2,300    General Cable Corp...........................         57,212          47,150
                                                             ------------    ------------
                                                                   82,243          67,306
                                                             ------------    ------------
                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
             TRANSPORTATION-1.67%
    1,400    Alaska Air Group, Inc. (a)...................   $     55,795    $     61,950
    1,800    Kansas City Southern Industries, Inc.........         76,169          88,538
    1,800    Royal Caribbean Cruises Ltd..................         58,850          66,600
                                                             ------------    ------------
                                                                  190,814         217,088
                                                             ------------    ------------
             UTILITIES-10.55%
    4,400    BEC Energy...................................        180,033         181,225
    3,800    Century Telephone Enterprises, Inc...........        186,782         256,500
    2,500    Commonwealth Energy System...................         87,462         101,250
    2,200    Energy East Corp.............................        124,302         124,300
    2,800    IPALCO Enterprises, Inc......................        130,745         155,225
    2,100    Montana Power Co.............................         83,868         118,781
    3,400    Pinnacle West Capital Corp...................        149,392         144,075
    4,400    Scana Corp...................................        140,179         141,900
    2,100    Sierra Pacific Resources.....................         75,846          79,800
    2,400    TECO Energy, Inc.............................         70,208          67,650
                                                             ------------    ------------
                                                                1,228,817       1,370,706
                                                             ------------    ------------
             TOTAL COMMON STOCKS..........................   $ 11,716,687    $ 12,667,331
                                                             ------------    ------------
                                                             ------------    ------------

SHORT-TERM INVESTMENTS-2.77%

--------------------------------------------------------------------------------
   Principal                                                      Market
    Amount                                                      Value (c)
   ---------                                                   ------------
               U.S. TREASURY BILL-0.30%
   $ 40,000    U.S. Treasury Bill, 4.44%, 3-25-1999 (e).....   $    39,615
                                                               ------------
               BANKS-2.47%
    320,566    U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 5.03%........       320,566
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................       360,181
                                                               ------------
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $12,076,868) (b)...........................   $13,027,512
                                                               ------------
                                                               ------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1998, the cost of securities for federal income tax purposes was $12,089,478 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 1,419,388
Unrealized depreciation.....................................     (481,354)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $   938,034
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents .19% of total net assets as of December 31, 1998.
 (e) Security pledged as initial margin deposit for open financial futures position detailed below:

    FINANCIAL FUTURES-LONG
                                                                             MARKET
                                                                              VALUE                  UNREALIZED
                                                                             COVERED                 APPRECIATION
                                                               NUMBER OF       BY                    (DEPRECIATION)
    ISSUER                                                    CONTRACT(S)   CONTRACTS   EXPIRATION   AT 12/31/98
----------------------------------------------------------------------------------------------------------------
    Standard & Poor's Midcap 400............................        1      $  195,875    March 99    $ 12,125

FORTIS SERIES FUND, INC.
SMALL CAP VALUE SERIES
Schedule of Investments
December 31, 1998

COMMON STOCKS-93.58%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              APPAREL-1.58%
     30,000   Gerber Childrenswear, Inc....................   $    271,281    $    260,625
                                                              ------------    ------------
              BANKS-14.19%
     10,500   CCB Financial Group..........................        574,380         598,500
      9,500   Community Bank System, Inc...................        291,197         278,469
     35,000   First Sentinel Bancorp, Inc..................        298,389         284,375
      9,000   GBC Bancorp..................................        203,214         231,750
     25,400   Life Financial Corp. (a).....................        118,270         117,475
      5,700   Mech Financial, Inc..........................        122,394         158,175
     14,000   New England Community Bancorp, Inc...........        284,968         280,000
      6,750   Trico Bancshares.............................        151,500         111,375
      6,000   Webster Financial Corp.......................        114,182         164,625
      4,000   Western Bancorp..............................        139,625         117,000
                                                              ------------    ------------
                                                                 2,298,119       2,341,744
                                                              ------------    ------------
              BUILDING MATERIALS-2.12%
      9,000   Holophane Corp...............................        195,228         231,187
      6,000   Thomas Industries, Inc.......................        113,215         117,750
                                                              ------------    ------------
                                                                   308,443         348,937
                                                              ------------    ------------
              BUSINESS SERVICES AND SUPPLIES-2.21%
     15,600   Interim Services, Inc. (a)...................        305,050         364,650
                                                              ------------    ------------
              CARPETS AND FLOOR COVERINGS-0.62%
     12,000   Congoleum Corp. Class A......................        119,298         102,000
                                                              ------------    ------------
              CLOSED END GLOBAL COUNTRY FUND-4.06%
     12,000   Central European Value Fund..................        153,901         124,500
     13,000   Emerging Markets Telecommunications Fund.....        188,530         116,187
     16,000   Latin American Equity Fund, Inc..............        204,004         115,000
     45,000   Morgan Stanley Asia Pacific Fund.............        309,553         315,000
                                                              ------------    ------------
                                                                   855,988         670,687
                                                              ------------    ------------
              COMPUTER-HARDWARE-0.90%
     20,000   Splash Technology Holdings...................        259,669         148,750
                                                              ------------    ------------
              CONSUMER GOODS-3.41%
     21,500   Jostens, Inc.................................        507,309         563,031
                                                              ------------    ------------
              ELECTRONIC COMPONENTS-1.37%
     12,600   Remec, Inc...................................        107,468         226,800
                                                              ------------    ------------
              ELECTRONIC-CONTROLS AND EQUIPMENT-1.33%
     15,000   Brooks Automation, Inc.......................        190,655         219,375
                                                              ------------    ------------
              FOREST PRODUCTS-3.13%
     15,500   Georgia-Pacific Corp. (Timber Group).........        333,706         369,094
      4,000   Potlatch Corp................................        149,985         147,500
                                                              ------------    ------------
                                                                   483,691         516,594
                                                              ------------    ------------
              INSURANCE-1.76%
     12,500   IPC Holdings Ltd.............................        285,033         289,844
                                                              ------------    ------------
              MACHINERY-2.59%
     20,500   PPT Vision, Inc..............................        152,646         102,500
     19,000   SpeedFam International, Inc..................        262,839         325,375
                                                              ------------    ------------
                                                                   415,485         427,875
                                                              ------------    ------------
              MACHINERY-SPECIALTY-1.70%
     14,000   Cognex Corp..................................        203,848         280,000
                                                              ------------    ------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              MEDIA-1.40%
     11,000   Playboy Enterprises Class B..................   $    171,472    $    230,312
                                                              ------------    ------------
              MEDICAL SUPPLIES-4.43%
     32,000   Perrigo Co. (a)..............................        318,624         282,000
     26,000   Sola International, Inc......................        439,326         448,500
                                                              ------------    ------------
                                                                   757,950         730,500
                                                              ------------    ------------
              MISCELLANEOUS-1.50%
     16,500   Nautica Enterprises, Inc. (a)................        300,977         247,500
                                                              ------------    ------------
              OIL AND GAS FIELD SERVICES-5.55%
     30,000   BJ Services, Co. (Warrants) (a) (e)..........        259,106         249,375
     28,000   Chieftain International, Inc.................        533,081         402,500
     25,000   Key Energy Group, Inc........................        293,093         117,187
      7,000   Newfield Exploration Co. (a).................        142,655         146,125
                                                              ------------    ------------
                                                                 1,227,935         915,187
                                                              ------------    ------------
              OIL-OFFSORE DRILLING-2.21%
     43,000   Marine Drilling Companies, Inc. (a)..........        411,534         330,563
      3,000   Mitchell Energy and Development Corp. Class
                B..........................................         34,002          34,875
                                                              ------------    ------------
                                                                   445,536         365,438
                                                              ------------    ------------
              PUBLISHING-1.35%
     16,000   Hollinger International, Inc.................        255,860         223,000
                                                              ------------    ------------
              REAL ESTATE-INVESTMENT TRUST-7.24%
     14,000   Gables Residential Trust.....................        377,652         324,625
     36,000   IRT Property Co..............................        399,798         360,000
      6,400   Parkway Properties, Inc......................        189,405         200,000
     18,000   Summit Properties, Inc.......................        350,754         310,500
                                                              ------------    ------------
                                                                 1,317,609       1,195,125
                                                              ------------    ------------
              RESTAURANTS AND FRANCHISING-1.18%
     26,000   Landry's Seafood Restaurants, Inc. (a).......        282,906         195,000
                                                              ------------    ------------
              RETAIL-CLOTHING-0.90%
      5,500   Lands' End, Inc..............................        114,790         148,156
                                                              ------------    ------------
              RETAIL-DEPARTMENT STORES-1.12%
     32,100   Spiegel, Inc. Class A........................        164,597         184,575
                                                              ------------    ------------
              RETAIL-HOUSEHOLD FURNITURE-1.74%
      9,000   Helig-Meyers Co..............................         72,994          60,188
     23,500   Pier 1 Imports, Inc..........................        217,174         227,656
                                                              ------------    ------------
                                                                   290,168         287,844
                                                              ------------    ------------
              RETAIL-SPECIALTY-2.62%
     14,000   Just for Feet, Inc. (a)......................        209,591         243,250
      4,000   Payless ShoeSource, Inc. (a).................        188,664         189,500
                                                              ------------    ------------
                                                                   398,255         432,750
                                                              ------------    ------------
              SAVINGS AND LOANS, MORTGAGE COMPANIES-2.76%
     10,500   St. Paul Bancorp, Inc........................        223,100         285,797
     18,700   Warren Bancorp, Inc..........................        212,763         169,469
                                                              ------------    ------------
                                                                   435,863         455,266
                                                              ------------    ------------
              SHIP BUILDING, SHIPPING-3.78%
     30,000   Knightsbridge Tankers Ltd....................        739,622         624,375
                                                              ------------    ------------
              SHOES AND LEATHER-3.40%
     42,400   Wolverine World Wide, Inc....................        483,004         561,800
                                                              ------------    ------------

FORTIS SERIES FUND, INC.
SMALL CAP VALUE SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              STEEL AND IRON-1.02%
     37,800   NS Group, Inc................................   $    242,086    $    167,738
                                                              ------------    ------------
              TELECOMMUNICATIONS-4.21%
     13,300   General Communication Class A................        103,075          54,031
     18,000   Jones Intercable, Inc. Class A...............        398,638         641,250
                                                              ------------    ------------
                                                                   501,713         695,281
                                                              ------------    ------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              TELECOMMUNICATION EQUIPMENT-6.20%
     20,000   Federal Signal Corp..........................   $    467,111    $    547,500
     22,000   Hypercom Corp. (a)...........................        205,801         217,250
     25,000   Network Equipment Technologies, Inc. (a)             300,501         257,813
                                                              ------------    ------------
                                                                   973,413       1,022,563
                                                              ------------    ------------
              TOTAL COMMON STOCKS..........................   $ 15,715,093    $ 15,443,322
                                                              ------------    ------------
                                                              ------------    ------------

SHORT-TERM INVESTMENTS-5.66%

--------------------------------------------------------------------------------
   Principal                                                      Market
    Amount                                                      Value (c)
   ---------                                                   ------------
               BANKS-5.66%
   $934,302    U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate - 5.03%.........   $   934,302
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $16,649,395) (b)...........................   $16,377,624
                                                               ------------
                                                               ------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1998, the cost of securities for federal income tax purposes was $16,781,841 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 1,295,804
Unrealized depreciation.....................................   (1,700,021)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $  (404,217)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.54% of total net assets as of December 31, 1998.
 (e) Securities sold within the terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors." These investments have been identified by portfolio management as illiquid securities. The portfolio entered into the following
     Section 144A security transactions:

Year Acquired         Shares/Par   Security                        Cost Basis
--------------------  -----------  ------------------------------  ---------------
                                   BJ Services, Co. (Warrants) -
1998                      30,000   144A                            $      259,106

The aggregate value of these securities at December 31, 1998, was $249,375, which represents 1.51% of total net assets.

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES
Schedule of Investments
December 31, 1998

COMMON STOCKS-95.05%

--------------------------------------------------------------------------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               AUSTRIA-0.56%
     20,850    OMV Aktiengesellschaft (e) -- OIL-CRUDE
                 PETROLEUM AND GAS..........................   $   2,135,819    $   1,966,075
                                                               -------------    -------------
               BELGIUM-1.13%
     14,120    Barco N.V. -- TELECOMMUNICATION EQUIPMENT....       1,993,251        3,986,866
                                                               -------------    -------------
               BRAZIL-0.19%
     45,100    Uniao de Bancos Brasileiros S.A.
                 GDR -- BANKS...............................       1,522,125          651,131
                                                               -------------    -------------
               FINLAND-5.85%
     99,100    KCI Konecranes International plc
                 (e) -- MACHINERY...........................       2,400,981        4,501,521
    131,000    Nokia Oyj K Shares -- TELECOMMUNICATION
                 EQUIPMENT..................................       1,318,091       16,040,605
                                                               -------------    -------------
                                                                   3,719,072       20,542,126
                                                               -------------    -------------
               FRANCE-7.46%
     17,000    Axa -- INSURANCE.............................       1,962,653        2,465,003
     20,600    Casino Guichard Perrachon -- FOOD............       2,093,040        2,146,217
     51,200    Companie Generale de Geophysique S.A. ADR
                 (a) -- OIL AND GAS FIELD SERVICES..........       1,130,190          556,800
     12,500    Dexia France -- BANKS........................       1,571,675        1,926,623
     14,200    Groupe Danone -- FOOD........................       2,470,350        4,067,165
     63,327    Rhone-Poulenc (Warrants) (a) -- CHEMICALS....         216,168          237,476
     63,327    Rhone-Poulenc S.A. ADR -- CHEMICALS..........       2,572,753        3,182,182
     34,000    Sanofi S.A. -- DRUGS.........................       1,996,096        5,599,513
     32,600    Sidel -- MACHINERY...........................       2,536,918        2,766,174
     16,000    Suez Lyonnaise des Eaux -- UTILITIES-WATER
                 AND SEWER..................................       2,854,150        3,288,103
                                                               -------------    -------------
                                                                  19,403,993       26,235,256
                                                               -------------    -------------
               GERMANY-3.33%
     45,000    Dresdner Bank AG -- BANKS....................       2,173,463        1,885,807
     28,000    HypoVereinsbank -- BANKS.....................       1,822,118        2,215,658
      5,300    Ixos Software AG (a) -- COMPUTER-SOFTWARE....         561,301        1,193,264
     26,000    Mannesmann AG -- TELECOMMUNICATION
                 EQUIPMENT..................................       2,481,668        3,008,826
    179,660    Phoenix AG -- AUTOMOBILE AND MOTOR VEHICLE
                 PARTS......................................       2,898,863        3,397,749
                                                               -------------    -------------
                                                                   9,937,413       11,701,304
                                                               -------------    -------------
               HUNGARY-1.90%
     81,000    Matav Rt. ADR (a) -- TELEPHONE SERVICES......       1,924,635        2,414,812
    155,000    MOL Magyar Olaj-es Gazipari Rt. GDR
                 (e) -- OIL-CRUDE PETROLEUM AND GAS.........       1,255,500        4,251,386
                                                               -------------    -------------
                                                                   3,180,135        6,666,198
                                                               -------------    -------------
               ISRAEL-2.26%
     84,000    ECI Telecommunications
                 Ltd. -- TELECOMMUNICATION EQUIPMENT........       1,662,746        2,992,500
    122,000    Teva Pharmaceutical Industries Ltd.
                 ADR -- DRUGS...............................       4,377,137        4,963,875
                                                               -------------    -------------
                                                                   6,039,883        7,956,375
                                                               -------------    -------------
               ITALY-3.33%
     47,000    Assicurazioni Generali -- INSURANCE..........       1,786,768        1,966,716
    900,000    Banca di Roma (a) -- BANKS...................       1,766,797        1,528,253
    152,000    Industrie Natuzzi S.p.A. ADR -- FURNITURE....       3,153,220        3,781,000
    519,000    Telecom Italia S.p.A. -- TELEPHONE
                 SERVICES...................................       3,457,555        4,437,937
                                                               -------------    -------------
                                                                  10,164,340       11,713,906
                                                               -------------    -------------
               JAPAN-5.87%
     31,600    Advantest Corp. -- MACHINERY.................       2,055,746        2,005,816
    135,000    Canon, Inc. ADR -- OFFICE EQUIPMENT AND
                 SUPPLIES...................................       2,113,633        2,902,500
      7,000    Fujitsu Support and Service, Inc.
                 (e) -- BUSINESS SERVICES...................         219,895          505,762
     48,000    Honda Motor Co. Ltd. -- AUTOMOBILE
                 MANUFACTURERS..............................       1,813,932        1,578,723
     26,000    Megachips Corp.
                 (e) -- ELECTRONIC-SEMICONDUCTOR............         517,413        1,002,660
        493    Nippon Telegraph & Telephone
                 Corp. -- TELEPHONE SERVICES................       4,176,327        3,811,135
     34,000    Softbank Corp. First
                 Section -- COMPUTER-SOFTWARE...............       1,721,406        2,049,645
     30,000    Sony Corp. -- ELECTRONIC COMPONENTS..........       1,951,042        2,188,830
     27,400    TDK Corp. -- ELECTRONIC COMPONENTS...........       2,049,518        2,509,238

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
     31,000    Tokyo Electron Limited -- MACHINERY..........   $   1,049,357    $   1,178,989
     51,000    Toppan Forms Co. Ltd. (e) -- BUSINESS
                 SERVICES...................................         462,911          908,777
                                                               -------------    -------------
                                                                  18,131,180       20,642,075
                                                               -------------    -------------
               MEXICO-1.21%
     76,200    Grupo Televisa S.A. GDR -- BROADCASTING......       2,427,494        1,881,187
    108,200    Panamerican Beverages, Inc. Class
                 A -- BEVERAGE..............................       2,288,387        2,360,112
                                                               -------------    -------------
                                                                   4,715,881        4,241,299
                                                               -------------    -------------
               NETHERLANDS-4.91%
     63,000    IHC Caland N.V. -- OIL AND GAS FIELD
                 SERVICES...................................       2,132,115        2,618,426
     42,000    Randstad Holdings N.V. -- BUSINESS
                 SERVICES...................................         481,672        2,260,351
     77,000    Royal Pakhoed N.V. -- TRANSPORTATION.........       2,063,025        1,944,797
    140,000    VNU N.V. -- PUBLISHING.......................       3,256,385        5,281,611
     24,000    Wolters Kluwer N.V. -- PUBLISHING............       1,404,741        5,138,381
                                                               -------------    -------------
                                                                   9,337,938       17,243,566
                                                               -------------    -------------
               NORWAY-0.88%
    118,000    Petroleum Geo-Services ADR (a) -- OIL AND GAS
                 FIELD SERVICES.............................       1,587,170        1,858,500
    130,000    Stolt Comex Seaway S.A. (a) -- OIL AND GAS
                 FIELD SERVICES.............................         916,705          877,500
     65,000    Stolt Comex Seaway S.A. ADR Class A
                 (a) -- OIL AND GAS FIELD SERVICES..........         227,658          365,625
                                                               -------------    -------------
                                                                   2,731,533        3,101,625
                                                               -------------    -------------
               PORTUGAL-1.22%
     65,000    Electricidade de Portugal
                 S.A. -- UTILITIES-ELECTRIC.................       1,512,855        1,431,102
     63,800    Portugal Telecom S.A. ADR -- TELEPHONE
                 SERVICES...................................       1,989,354        2,847,075
                                                               -------------    -------------
                                                                   3,502,209        4,278,177
                                                               -------------    -------------
               SPAIN-3.23%
     35,000    Repsol S.A. -- OIL-CRUDE PETROLEUM AND GAS...       1,448,791        1,869,853
     70,000    Telefonica de Espana S.A. ADR -- TELEPHONE
                 SERVICES...................................       4,789,094        9,476,250
                                                               -------------    -------------
                                                                   6,237,885       11,346,103
                                                               -------------    -------------
               SWEDEN-2.81%
    276,000    Ericsson (L.M.) Telephone Co. Class B
                 ADR -- TELECOMMUNICATION EQUIPMENT.........       2,352,375        6,606,750
    142,500    Hoganas AB Class B -- CHEMICALS..............       2,474,103        2,329,351
    185,200    Industri-Matematik International Corp.
                 (a) -- COMPUTER-SOFTWARE...................       1,709,517          926,000
                                                               -------------    -------------
                                                                   6,535,995        9,862,101
                                                               -------------    -------------
               SWITZERLAND-3.18%
      3,830    Novartis AG -- DRUGS.........................       5,138,617        7,528,941
        300    Roche Holding AG -- DRUGS....................       1,568,202        3,660,721
                                                               -------------    -------------
                                                                   6,706,819       11,189,662
                                                               -------------    -------------
               UNITED KINGDOM-6.51%
    800,000    Avis Europe plc -- BUSINESS SERVICES.........       1,650,954        3,360,875
    136,500    Cadbury Schweppes plc -- FOOD................       2,070,021        2,325,592
    351,700    Capita Group plc -- BUSINESS SERVICES........         762,231        3,250,554
    142,000    Dixons Group plc -- RETAIL-ELECTRIC PRODUCTS,
                 RADIO, TV, AUDIO...........................       1,783,438        1,988,124
     36,300    Energis plc (a) -- TELEPHONE SERVICES........         174,091          812,325
     52,000    Glaxo Wellcome plc ADR -- DRUGS..............       2,043,923        3,614,000
    650,000    Orange plc (a) -- TELEPHONE SERVICES.........       2,063,061        7,543,250
                                                               -------------    -------------
                                                                  10,547,719       22,894,720
                                                               -------------    -------------
               UNITED STATES-39.22%
    186,000    3Com Corp. (a) -- COMPUTER-COMMUNICATION
                 EQUIPMENT..................................       3,840,457        8,335,125
     66,000    Altera Corp.
                 (a) -- ELECTRONIC-SEMICONDUCTOR............       1,388,406        4,017,750
    182,900    Avant! Corp. (a) -- COMPUTER-SOFTWARE........       3,709,433        2,926,400
    101,250    Baker Hughes, Inc. -- MACHINERY-OIL AND
                 WELL.......................................       1,338,427        1,790,859
    220,000    Bed Bath & Beyond, Inc.
                 (a) -- RETAIL-SPECIALTY....................       2,189,769        7,507,500
    115,500    Blyth Industries, Inc. (a) -- CONSUMER
                 GOODS......................................       3,510,585        3,609,375

--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
     46,455    Cardinal Health, Inc. -- HEALTH CARE
                 SERVICES...................................   $   1,599,105    $   3,524,773
    166,950    Cheesecake Factory (The), Inc.
                 (a) -- RESTAURANTS AND FRANCHISING.........       3,046,325        4,951,111
    156,000    Cisco Systems, Inc.
                 (a) -- COMPUTER-COMMUNICATION EQUIPMENT....         843,667       14,478,750
     28,000    Citrix Systems, Inc.
                 (a) -- COMPUTER-SOFTWARE...................       1,517,175        2,717,750
    163,200    Covance, Inc. (a) -- HEALTH CARE SERVICES....       3,177,281        4,753,200
    135,000    Data Processing Resources Corp.
                 (a) -- BUSINESS SERVICES...................       2,708,975        3,948,750
    220,300    DSP Communications, Inc. (a) -- ELECTRONIC
                 COMPONENTS.................................       3,116,468        3,373,344
     22,000    Enron Corp. -- NATURAL GAS TRANSMISSIONS.....       1,100,000        1,255,375
     48,500    Galileo International, Inc. -- BUSINESS
                 SERVICES...................................       1,188,250        2,109,750
    150,000    Gartner Group, Inc. Class A (a) -- BUSINESS
                 SERVICES...................................         750,000        3,187,500
     28,000    Guidant Corp. -- MEDICAL TECHNOLOGY..........       1,992,416        3,087,000
     23,000    Infinity Broadcasting Corp. (a) -- MEDIA.....         471,500          629,625
     30,400    Intuit, Inc. (a) -- COMPUTER-SOFTWARE........       1,408,006        2,204,000
     41,000    Media One Group, Inc. (a) -- CABLE
                 TELEVISION.................................       1,571,350        1,927,000
     28,000    Medtronic, Inc. (with rights) -- MEDICAL
                 TECHNOLOGY.................................       1,591,133        2,079,000
     91,161    Networks Associates, Inc.
                 (a) -- COMPUTER-SOFTWARE...................       2,321,188        6,039,416
    105,000    Outback Steakhouse, Inc. (a) -- RESTAURANTS
                 AND FRANCHISING............................       3,179,413        4,186,875
    146,000    Parametric Technology Corp.
                 (a) -- COMPUTER-SOFTWARE...................       1,081,328        2,390,750
     75,100    Perkin-Elmer Corp. -- PRECISION
                 INSTRUMENTS-TEST, RESEARCH.................       5,315,905        7,326,944
    126,000    Polo Ralph Lauren Corp. (a) -- APPAREL.......       3,047,870        2,417,625
     28,438    Schlumberger Ltd. -- OIL AND GAS FIELD
                 SERVICES...................................       1,031,437        1,311,703
    100,000    Service Corp. International -- PERSONAL
                 SERVICES...................................       2,209,570        3,806,250
     74,900    Sykes Enterprises, Inc. (a) -- BUSINESS
                 SERVICES...................................       1,524,076        2,284,450
    123,000    Synopsys, Inc. (a) -- COMPUTER-SOFTWARE......       3,207,693        6,672,750
     90,000    Tellabs, Inc. (a) -- TELECOMMUNICATION
                 EQUIPMENT..................................       1,210,073        6,170,625
    180,000    Total Renal Care Holdings, Inc. (a) -- HEALTH
                 CARE SERVICES..............................       4,284,843        5,321,250
     78,000    Transocean Offshore, Inc. -- OIL-OFFSHORE
                 DRILLING...................................       2,137,040        2,091,375
     42,000    Univision Communications, Inc.
                 (a) -- BROADCASTING........................       1,512,000        1,519,875
     60,000    Xilinx, Inc.
                 (a) -- ELECTRONIC-SEMICONDUCTOR............       1,193,640        3,907,500
                                                               -------------    -------------
                                                                  75,314,804      137,861,325
                                                               -------------    -------------
               TOTAL COMMON STOCKS..........................   $ 201,857,994    $ 334,079,890
                                                               -------------    -------------
                                                               -------------    -------------

PREFERRED STOCKS-2.95%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              BRAZIL-0.49%
    24,000    Telecomunicacoes Brasileiras S.A. ADR
                Preferred (a)  -- TELECOMMUNICATIONS.......   $   1,514,978    $   1,744,500
                                                              -------------    -------------
              GERMANY-2.46%
    18,000    SAP AG Systeme Preferred
                 -- COMPUTER-SOFTWARE......................       1,019,104        8,640,129
                                                              -------------    -------------
              TOTAL PREFERRED STOCKS.......................       2,534,082       10,384,629
                                                              -------------    -------------
                                                              -------------    -------------
              TOTAL LONG-TERM INVESTMENTS..................   $ 204,392,076    $ 344,464,519
                                                              -------------    -------------
                                                              -------------    -------------

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

SHORT-TERM INVESTMENTS-1.89%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-0.08%
   $  267,000    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.03%........   $     267,000
                                                                 -------------
                 DIVERSIFIED FINANCE-1.81%
    6,373,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 4.69%......................       6,373,000
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................       6,640,000
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $211,032,076) (b)..........................   $ 351,104,519
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1998, the cost of securities for federal income tax purposes was $211,072,766 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $145,995,117
Unrealized depreciation.....................................    (5,963,364)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $140,031,753
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Year Acquired         Shares/Par   Security                        Cost Basis
--------------------  -----------  ------------------------------  ---------------
                                   Fujitsu Support and Service,
1998                       7,000   Inc.                            $       219,895
                                   KCI Konecranes International
1996-1998                 99,100   plc                                   2,400,981
                                   MOL Magyar Olaj-es Gazipari
1995                     155,000   Rt. GDR                               1,255,500
1998                      26,000   Megachips Corp.                         517,413
1996                      20,850   OMV Aktiengesellschaft                2,135,819
1998                      51,000   Toppan Forms Co. Ltd.                   462,911

The aggregate value of these securities at December 31, 1998, was $13,136,181, which represents 3.74% of total net assets.

FORTIS SERIES FUND, INC.
LARGE CAP GROWTH SERIES
Schedule of Investments
December 31, 1998

COMMON STOCKS-95.63%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              AEROSPACE AND EQUIPMENT-0.91%
      1,600   United Technologies Corp.....................   $    156,498    $    174,000
                                                              ------------    ------------
              AIRLINES-1.61%
      2,000   KLM Royal Dutch Air Lines N.V................         86,920          60,000
      4,800   Northwest Airlines Corp. (a).................        207,121         122,700
      2,100   UAL Corp. (a)................................        161,944         125,344
                                                              ------------    ------------
                                                                   455,985         308,044
                                                              ------------    ------------
              AUTOMOBILE MANUFACTURERS-0.40%
      1,300   Ford Motor Co................................         76,852          76,294
                                                              ------------    ------------
              BANKS-5.28%
      4,326   BankAmerica Corp.............................        303,665         260,101
      2,200   Fifth Third Bancorp..........................        130,637         156,887
      4,900   U.S. Bancorp.................................        193,206         173,950
      9,900   Washington Mutual, Inc.......................        401,214         378,056
      1,000   Wells Fargo Co...............................         35,435          39,937
                                                              ------------    ------------
                                                                 1,064,157       1,008,931
                                                              ------------    ------------
              BROADCASTING-2.21%
      8,100   Liberty Media Group (a)......................        295,600         373,106
        900   Tele-Communications, Inc. (a)................         37,854          49,781
                                                              ------------    ------------
                                                                   333,454         422,887
                                                              ------------    ------------
              BUSINESS SERVICES AND SUPPLIES-5.17%
      2,400   IMS Health, Inc..............................        154,784         181,050
     10,699   Tyco International Ltd.......................        617,516         807,106
                                                              ------------    ------------
                                                                   772,300         988,156
                                                              ------------    ------------
              COMPUTER-COMMUNICATION EQUIPMENT-9.76%
      9,300   Cisco Systems, Inc. (a)......................        510,997         863,156
     13,700   Dell Computer Corp. (a)......................        695,959       1,002,669
                                                              ------------    ------------
                                                                 1,206,956       1,865,825
                                                              ------------    ------------
              COMPUTER-SOFTWARE-2.10%
      2,900   Microsoft Corp. (a)..........................        305,699         402,194
                                                              ------------    ------------
              CONSUMER GOODS-0.19%
        400   Colgate-Palmolive Co.........................         30,757          37,150
                                                              ------------    ------------
              COSMETICS AND SUNDRIES-0.13%
        500   Gillette Co..................................         20,304          24,156
                                                              ------------    ------------
              DIVERSIFIED COMPANIES-0.26%
          1   Berkshire Hathaway, Inc. Class A.............         51,273          49,000
                                                              ------------    ------------
              DRUGS-11.10%
      3,500   Bristol-Myers Squibb Co......................        371,817         468,344
      1,900   Merck & Co., Inc.............................        258,420         280,606
      5,900   Pfizer, Inc..................................        614,106         740,081
      9,300   Schering-Plough Corp.........................        441,602         513,825
      1,600   Warner-Lambert Co............................        119,003         120,300
                                                              ------------    ------------
                                                                 1,804,948       2,123,156
                                                              ------------    ------------
              ELECTRIC-PRODUCTS-1.66%
      6,100   AMP, Inc.....................................        310,169         317,581
                                                              ------------    ------------
              ELECTRICAL EQUIPMENT-0.69%
      1,300   General Electric Co..........................         93,292         132,681
                                                              ------------    ------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-1.74%
      2,800   Intel Corp...................................   $    241,032    $    331,975
                                                              ------------    ------------
              FINANCIAL SERVICES-12.93%
     17,462   Associates First Capital Corp. Class A.......        655,792         739,952
      5,300   Citigroup, Inc...............................        302,254         262,350
      1,300   Fannie Mae...................................         84,527          96,200
      6,000   Freddie Mac..................................        333,781         386,625
      3,603   Household International, Inc.................        138,923         142,769
     24,450   MBNA Corp....................................        537,348         609,722
      3,300   Morgan Stanley Dean Witter & Co..............        254,994         234,300
                                                              ------------    ------------
                                                                 2,307,619       2,471,918
                                                              ------------    ------------
              HEALTH CARE SERVICES-2.78%
     18,500   HBO & Co.....................................        484,610         530,719
                                                              ------------    ------------
              INSURANCE-1.40%
      1,900   American International Group, Inc............        167,841         183,588
        500   Progressive Corp. (The)......................         65,938          84,688
                                                              ------------    ------------
                                                                   233,779         268,276
                                                              ------------    ------------
              LEISURE TIME-AMUSEMENTS-0.35%
      2,200   Disney (Walt) Co.............................         87,074          66,000
                                                              ------------    ------------
              MEDIA-0.28%
        800   Gannett Co., Inc.............................         56,313          52,950
                                                              ------------    ------------
              OFFICE EQUIPMENT AND SUPPLIES-3.24%
      7,300   EMC Corp. (a)................................        434,158         620,500
                                                              ------------    ------------
              RETAIL-DEPARTMENT STORES-3.14%
      4,600   Dayton Hudson Corp...........................        197,955         249,550
      5,700   Kohl's Corp. (a).............................        269,605         350,194
                                                              ------------    ------------
                                                                   467,560         599,744
                                                              ------------    ------------
              RETAIL-DISCOUNT STORES-3.36%
      7,900   Wal-Mart Stores, Inc.........................        523,718         643,356
                                                              ------------    ------------
              RETAIL-GROCERY-0.85%
      2,700   Kroger Co. (a)...............................        137,005         163,350
                                                              ------------    ------------
              RETAIL-SPECIALTY-8.26%
     15,500   Home Depot, Inc..............................        619,186         948,406
      6,600   Lowe's Companies, Inc........................        262,192         337,838
      5,900   Rite Aid Corp................................        239,159         292,419
                                                              ------------    ------------
                                                                 1,120,537       1,578,663
                                                              ------------    ------------
              TELECOMMUNICATIONS-6.56%
        900   Lucent Technologies, Inc.....................         83,226          99,000
      9,600   Nokia Oyj Corp., ADR Class A.................        807,620       1,156,200
                                                              ------------    ------------
                                                                   890,846       1,255,200
                                                              ------------    ------------
              TELEPHONE SERVICES-7.34%
     13,600   AirTouch Communications, Inc. (a)............        711,810         980,900
      5,900   MCI WorldCom, Inc. (a).......................        335,605         423,325
                                                              ------------    ------------
                                                                 1,047,415       1,404,225
                                                              ------------    ------------
              TOBACCO-1.93%
      6,900   Philip Morris Companies, Inc.................        325,976         369,150
                                                              ------------    ------------
              TOTAL COMMON STOCKS..........................   $ 15,040,286    $ 18,286,081
                                                              ------------    ------------
                                                              ------------    ------------

FORTIS SERIES FUND, INC.
LARGE CAP GROWTH SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

SHORT-TERM INVESTMENTS-6.90%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS-1.67%
   $  319,351    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.03%........   $   319,351
                                                                 ------------
                 ELECTRIC PRODUCTS-5.23%
    1,000,000    General Electric Capital Corp., 5.48%,
                   1-4-1999...................................       999,400
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................     1,318,751
                                                                 ------------
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $16,359,037) (b)...........................   $19,604,832
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1998, the cost of securities for federal income tax purposes was $16,425,282 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 3,577,879
Unrealized depreciation.....................................     (398,329)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 3,179,550
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.36% of total net assets as of December 31, 1998.

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES
Schedule of Investments
December 31, 1998

COMMON STOCKS-93.13%

--------------------------------------------------------------------------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               ADVERTISING-PUBLIC RELATIONS-3.83%
     180,000   Cox Radio, Inc. (a)..........................   $   7,734,362    $   7,605,000
     405,000   Outdoor Systems, Inc. (a)....................       9,305,067       12,150,000
     292,500   Young & Rubicam, Inc. (a)....................       8,395,736        9,469,687
                                                               -------------    -------------
                                                                  25,435,165       29,224,687
                                                               -------------    -------------
               AUTOMOBILE AND MOTOR VEHICLE PARTS-0.86%
     110,000   Federal-Mogul Corp...........................       6,910,404        6,545,000
                                                               -------------    -------------
               BANKS-1.91%
     270,000   Imperial Bancorp (a).........................       8,263,536        4,488,750
     162,000   Zions Bancorporation.........................       8,321,150       10,104,750
                                                               -------------    -------------
                                                                  16,584,686       14,593,500
                                                               -------------    -------------
               BIOMEDICS, GENETICS RESEARCH AND
               DEVELOPMENT-0.72%
     121,500   Centocor, Inc. (a)...........................       5,565,518        5,482,687
                                                               -------------    -------------
               BROADCASTING-1.28%
     270,000   Univision Communications, Inc. (a)...........       7,978,281        9,770,625
                                                               -------------    -------------
               BROKERAGE AND INVESTMENT-0.37%
      45,000   Investment Technology Group, Inc. (a)               2,355,794        2,792,812
                                                               -------------    -------------
               BUSINESS SERVICES AND SUPPLIES-4.79%
     180,000   ACNielsen Corp. (a)..........................       4,989,828        5,085,000
     180,000   Central Parking Corp.........................       7,437,773        5,838,750
      90,000   Ceridian Corp. (a)...........................       5,761,967        6,283,125
     213,700   Quintiles Transnational Corp. (a)............       9,661,291       11,406,237
     258,700   Viad Corp....................................       6,693,665        7,858,012
                                                               -------------    -------------
                                                                  34,544,524       36,471,124
                                                               -------------    -------------
               CHEMICALS-1.04%
     382,500   Crompton & Knowles Corp......................       9,287,960        7,912,969
                                                               -------------    -------------
               CHEMICALS-SPECIALTY-0.91%
     225,000   Mallinckrodt Group, Inc......................       6,469,329        6,932,812
                                                               -------------    -------------
               COMPUTER-COMMUNICATION EQUIPMENT-2.82%
     219,150   Cisco Systems, Inc. (a)......................       1,166,749       20,339,859
      45,000   USWeb Corp. (a)..............................       1,173,366        1,186,875
                                                               -------------    -------------
                                                                   2,340,115       21,526,734
                                                               -------------    -------------
               COMPUTER-HARDWARE-0.24%
      51,200   Storage Technology Corp. (a).................       1,761,418        1,820,800
                                                               -------------    -------------
               COMPUTER-SOFTWARE-16.73%
     270,000   Affiliated Computer Services, Inc. (a)             10,046,179       12,150,000
     135,000   Comverse Technology, Inc. (a)................       8,792,749        9,585,000
      90,000   CSG Systems International, Inc. (a)..........       6,423,292        7,110,000
     135,000   DST Systems, Inc. (a)........................       7,969,341        7,703,437
     180,000   Exodus Communications, Inc. (a)..............      11,190,812       11,565,000
     143,000   Inktomi Corp. (a)............................      17,996,438       18,500,625
     104,500   Intuit, Inc. (a).............................       6,295,482        7,576,250
      67,500   Legato Systems, Inc. (a).....................       2,521,406        4,450,781
      45,000   Macromedia, Inc. (a).........................       1,500,469        1,515,937
     135,000   MindSpring Enterprises, Inc. (a).............       7,085,816        8,243,437
     270,000   National Instruments Corp. (a)...............       8,025,862        9,213,750
     135,000   Netscape Communications Corp. (a)                   8,526,793        8,201,250
     130,900   Parametric Technology Corp. (a)..............       2,160,757        2,143,488
      67,500   Sapient Corp. (a)............................       2,929,921        3,780,000

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
     153,419   Sterling Commerce, Inc. (a)..................   $   2,999,671    $   6,903,855
     225,000   SunGard Data Systems, Inc. (a)...............       8,010,404        8,929,688
                                                               -------------    -------------
                                                                 112,475,392      127,572,498
                                                               -------------    -------------
               CONSTRUCTION-0.80%
     135,000   Centex Corp..................................       5,170,253        6,083,438
                                                               -------------    -------------
               DRUGS-5.88%
     180,000   Forest Laboratories, Inc. (a)................       7,063,545        9,573,750
     112,500   MedImmune, Inc. (a)..........................       9,561,375       11,186,719
     225,000   Mylan Laboratories, Inc......................       6,972,593        7,087,500
     270,000   Watson Pharmaceuticals, Inc. (a).............      11,360,667       16,976,250
                                                               -------------    -------------
                                                                  34,958,180       44,824,219
                                                               -------------    -------------
               EDUCATIONAL SERVICES-0.54%
     135,000   Sylvan Learning Systems, Inc. (a)............       3,566,233        4,117,500
                                                               -------------    -------------
               ELECTRONIC COMPONENTS-5.28%
     180,000   Gentex Corp. (a).............................       3,294,843        3,600,000
     112,500   Jabil Circuit, Inc. (a)......................       6,943,700        8,395,313
     238,000   Solectron Corp. (a)..........................       3,699,403       22,119,125
     135,000   Vitesse Semiconductor Corp. (a)..............       3,749,553        6,159,375
                                                               -------------    -------------
                                                                  17,687,499       40,273,813
                                                               -------------    -------------
               ELECTRONIC-CONTROLS AND EQUIPMENT-2.28%
     180,000   American Power Conversion Corp. (a)                 7,758,118        8,718,750
     136,000   Symbol Technologies, Inc.....................       6,666,113        8,695,500
                                                               -------------    -------------
                                                                  14,424,231       17,414,250
                                                               -------------    -------------
               ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-1.58%
     135,000   Novellus Systems, Inc. (a)...................       5,750,064        6,682,500
      77,800   Uniphase Corp. (a)...........................       3,754,933        5,397,375
                                                               -------------    -------------
                                                                   9,504,997       12,079,875
                                                               -------------    -------------
               FINANCIAL SERVICES-5.73%
     180,000   Ambac Financial Group, Inc...................      11,495,841       10,833,750
     120,800   Capital One Financial Corp...................       3,553,695       13,892,000
     367,100   Concord EFS, Inc. (a)........................       8,505,586       15,555,863
       1,700   Franklin Resources, Inc......................          25,769           54,400
     133,125   MBNA Corp....................................       1,689,606        3,319,805
                                                               -------------    -------------
                                                                  25,270,497       43,655,818
                                                               -------------    -------------
               FOOD-2.67%
     180,000   Keebler Foods Co. (a)........................       5,958,990        6,772,500
     266,600   Suiza Foods Corp. (a)........................      12,029,560       13,579,938
                                                               -------------    -------------
                                                                  17,988,550       20,352,438
                                                               -------------    -------------
               FURNITURE-2.05%
     315,000   Furniture Brands International, Inc. (a)            7,561,403        8,583,750
     261,000   Herman Miller, Inc...........................       7,979,729        7,014,375
                                                               -------------    -------------
                                                                  15,541,132       15,598,125
                                                               -------------    -------------
               HEALTH CARE SERVICES-3.75%
     202,500   IDX Systems Corp. (a)........................       8,289,379        8,910,000
      43,900   MedQuist, Inc. (a)...........................       1,491,132        1,734,050
     239,100   Omnicare, Inc................................       8,919,001        8,308,725
     326,000   Total Renal Care Holdings, Inc. (a)..........       9,644,737        9,637,375
                                                               -------------    -------------
                                                                  28,344,249       28,590,150
                                                               -------------    -------------

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               LEISURE TIME-AMUSEMENTS-0.88%
     181,200   Royal Caribbean Cruises Ltd..................   $   6,224,920    $   6,704,400
                                                               -------------    -------------
               MEDICAL SUPPLIES-4.67%
      45,000   MiniMed, Inc. (a)............................       3,723,505        4,713,750
      96,600   Sofamor Danek Group, Inc. (a)................       8,016,693       11,761,050
     327,600   STERIS Corp. (a).............................       5,867,697        9,316,125
     360,000   Sybron International Corp. (a)...............       8,608,045        9,787,500
                                                               -------------    -------------
                                                                  26,215,940       35,578,425
                                                               -------------    -------------
               METALS-FABRICATING-2.42%
      62,100   Precision Castparts Corp.....................       3,746,665        2,747,925
     179,900   Waters Corp. (a).............................      10,747,614       15,696,275
                                                               -------------    -------------
                                                                  14,494,279       18,444,200
                                                               -------------    -------------
               OIL AND GAS FIELD SERVICES-0.54%
     259,900   Petroleum Geo-Services ADR (a)...............       3,813,870        4,093,425
                                                               -------------    -------------
               OIL-OFFSORE DRILLING-0.35%
     100,100   Transocean Offshore, Inc.....................       3,460,224        2,683,931
                                                               -------------    -------------
               POLLUTION CONTROL-0.32%
     135,000   Catalytica, Inc. (a).........................       2,438,396        2,430,000
                                                               -------------    -------------
               PUBLISHING-0.60%
      90,000   Knight Ridder, Inc...........................       4,526,831        4,601,250
                                                               -------------    -------------
               RESTAURANTS AND FRANCHISING-1.78%
     241,700   Starbucks Corp. (a)..........................       5,501,347       13,565,413
                                                               -------------    -------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               RETAIL-DEPARTMENT STORES-1.74%
     216,300   Kohl's Corp. (a).............................   $   9,388,441    $  13,288,931
                                                               -------------    -------------
               RETAIL-SPECIALTY-7.22%
      90,000   Best Buy Co., Inc. (a).......................       4,669,677        5,523,750
     252,750   Dollar Tree Stores, Inc. (a).................       5,545,250       11,042,016
     366,600   Home Depot, Inc..............................       5,955,718       22,431,338
     367,687   Staples, Inc. (a)............................       4,316,592       16,063,326
                                                               -------------    -------------
                                                                  20,487,237       55,060,430
                                                               -------------    -------------
               TELECOMMUNICATION EQUIPMENT-0.79%
      90,000   International Network Services (a)...........       3,615,644        5,985,000
                                                               -------------    -------------
               TELEPHONE SERVICES-4.32%
     180,000   Century Telephone Enterprises, Inc...........       8,622,840       12,150,000
     290,000   MCI WorldCom, Inc. (a).......................       4,943,362       20,807,500
                                                               -------------    -------------
                                                                  13,566,202       32,957,500
                                                               -------------    -------------
               WASTE DISPOSAL-1.44%
     315,000   Republic Services, Inc. (a)..................       7,688,497        5,807,813
     110,000   Waste Management, Inc........................       4,064,413        5,128,750
                                                               -------------    -------------
                                                                  11,752,910       10,936,563
                                                               -------------    -------------
               TOTAL COMMON STOCKS..........................   $ 529,650,648    $ 709,965,342
                                                               -------------    -------------
                                                               -------------    -------------

SHORT-TERM INVESTMENTS-5.27%

--------------------------------------------------------------------------------
    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS-0.47%
   $ 3,611,595    U.S. Bank N.A. Money Market Variable Rate
                    Time Deposit, Current rate -- 5.03%........   $   3,611,595
                                                                  -------------
                  DIVERSIFIED FINANCE-0.02%
       139,000    Associates Corp. Master Variable Rate Note,
                    Current rate -- 4.69%......................         139,000
                                                                  -------------
                  U.S. GOVERNMENT AGENCY-4.78%
    31,800,000    Federal Home Loan Mortgage Corp., 5.23%,
                    1-8-1999...................................      31,763,770
     4,700,000    Federal Home Loan Mortgage Corp., 5.21%,
                    1-14-1999..................................       4,690,660
                                                                  -------------
                                                                     36,454,430
                                                                  -------------
                  TOTAL SHORT-TERM INVESTMENTS.................      40,205,025
                                                                  -------------
                                                                  -------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $569,855,673) (b)..........................   $ 750,170,367
                                                                  -------------
                                                                  -------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1998, the cost of securities for federal income tax purposes was $570,459,320 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $197,267,725
Unrealized depreciation.....................................   (17,556,678)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $179,711,047
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents .54% of total net assets as of December 31, 1998.

FORTIS SERIES FUND, INC.
AGGRESSIVE GROWTH SERIES
Schedule of Investments
December 31, 1998

COMMON STOCKS-93.73%

--------------------------------------------------------------------------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               ADVERTISING-PUBLIC RELATIONS-2.87%
      27,000   DoubleClick, Inc. (a)........................   $     550,829    $   1,230,187
      46,000   Lamar Advertising Co. (a)....................       1,546,970        1,713,500
      32,500   TMP Worldwide, Inc. (a)......................         895,089        1,365,000
                                                               -------------    -------------
                                                                   2,992,888        4,308,687
                                                               -------------    -------------
               AEROSPACE AND EQUIPMENT-1.19%
      62,000   Kellstrom Industry, Inc. (a).................       1,246,216        1,782,500
                                                               -------------    -------------
               BANKS-0.58%
      40,000   Bay View Capital Corp........................         626,720          867,500
                                                               -------------    -------------
               BEVERAGE-0.81%
      27,000   Beringer Wine Estates Holdings, Inc. (a).....       1,054,830        1,206,562
                                                               -------------    -------------
               BIOMEDICS, GENETICS RESEARCH AND
               DEVELOPMENT-2.15%
      40,000   Impath, Inc. (a).............................       1,184,375        1,060,000
      58,000   Incyte Pharmaceuticals, Inc. (a).............       1,182,157        2,167,750
                                                               -------------    -------------
                                                                   2,366,532        3,227,750
                                                               -------------    -------------
               BROADCASTING-0.87%
      30,000   Emmis Communications, Inc. Class A (a).......       1,145,374        1,301,250
                                                               -------------    -------------
               BUSINESS SERVICES AND SUPPLIES-4.03%
      25,500   Abacus Direct Corp. (a)......................       1,117,978        1,160,250
      60,000   Diamond Technology Partners, Inc. (a)........         727,500        1,147,500
      15,000   Lason, Inc. (a)..............................         799,999          872,812
      40,000   Metzler Group, Inc. (a)......................       1,472,750        1,947,500
       7,500   RCM Technologies, Inc. (a)...................         178,813          198,750
     114,900   Renaissance Worldwide, Inc. (a)..............       1,363,879          703,762
                                                               -------------    -------------
                                                                   5,660,919        6,030,574
                                                               -------------    -------------
               COMPUTER-COMMUNICATION EQUIPMENT-2.89%
      10,800   Geotel Communications Corp. (a)..............         214,892          402,300
      30,000   National Computer Systems, Inc...............         887,499        1,110,000
      51,000   Network Appliance, Inc. (a)..................       1,184,145        2,295,000
      20,000   USWeb Corp. (a)..............................         521,496          527,500
                                                               -------------    -------------
                                                                   2,808,032        4,334,800
                                                               -------------    -------------
               COMPUTER-HARDWARE-0.59%
      60,000   Read-Rite Corp. (a)..........................         912,532          886,875
                                                               -------------    -------------
               COMPUTER-SOFTWARE-23.01%
      61,000   Apex PC Solutions, Inc. (a)..................       1,201,060        1,761,375
      55,000   Ardent Software, Inc. (a)....................         915,342        1,265,000
      12,500   BindView Development Corp. (a)...............         262,500          343,750
      60,000   Business Objects S.A. ADR (a)................       1,047,632        1,950,000
      18,000   Check Point Software Technologies Ltd. (a)...         694,157          824,625
      44,000   CheckFree Holdings Corp. (a).................         908,804        1,028,500
      17,000   Citrix Systems, Inc. (a).....................       1,035,313        1,650,062
      15,500   Concord Communications, Inc. (a).............         555,515          879,625
      38,200   Exchange Applications, Inc. (a)..............         519,137          749,675
      18,000   Exodus Communications, Inc. (a)..............         971,702        1,156,500
      12,000   Infospace.Com, Inc. (a)......................         180,000          457,500
       5,000   Inktomi Corp. (a)............................         700,000          646,875

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
      63,000   Intelligroup, Inc. (a).......................   $   1,231,017    $   1,126,125
      30,000   IONA Technologies plc ADR (a)................       1,012,385        1,140,000
      20,000   ISS Group, Inc. (a)..........................         804,062        1,100,000
      26,000   Jack Henry & Associates, Inc.................         983,093        1,293,500
      22,000   Lycos, Inc. (a)..............................         628,250        1,222,375
      34,500   Macromedia, Inc. (a).........................         807,781        1,162,219
      45,000   MAPICS, Inc. (a).............................         831,915          742,500
      51,000   Mercury Interactive Corp. (a)................       1,784,916        3,225,750
      23,200   NetGravity, Inc. (a).........................         450,628          388,600
       7,600   Network Solutions, Inc. (a)..................         540,414          994,650
      30,000   New Dimension Software Ltd. (a)..............         933,349        1,443,750
      43,000   New Era of Networks, Inc. (with rights)
                 (a)........................................         755,187        1,892,000
      37,000   Preview Travel, Inc. (a).....................         694,327          682,187
      34,000   RWD Technologies, Inc. (a)...................         630,843          735,250
      32,500   Segue Software, Inc. (a).....................         527,346          658,125
      35,500   TSI International Software Ltd. (a)..........         931,063        1,699,562
      51,100   Verity, Inc. (a).............................         833,269        1,354,150
      25,000   Visio Corp. (a)..............................         883,763          914,062
                                                               -------------    -------------
                                                                  24,254,770       34,488,292
                                                               -------------    -------------
               DRUGS-5.19%
      43,000   Anesta Corp. (a).............................       1,019,633        1,144,875
      40,000   Coulter Pharmaceutical, Inc. (a).............       1,129,241        1,200,000
      35,000   Emisphere Technologies, Inc. (a).............         590,562          546,875
      45,000   Jones Pharma, Inc............................       1,207,033        1,642,500
      35,000   Medicis Pharmaceutical Corp. (a).............       1,455,882        2,086,875
      20,000   PathoGenesis Corp. (a).......................         746,000        1,160,000
                                                               -------------    -------------
                                                                   6,148,351        7,781,125
                                                               -------------    -------------
               EDUCATIONAL SERVICES-5.09%
      47,000   Bright Horizons Family Solutions, Inc. (a)...       1,011,901        1,269,000
      35,000   Career Education Corp. (a)...................         620,000        1,050,000
      75,000   Education Management Corp. (a)...............       1,296,850        1,771,875
      33,600   ITT Educational Services, Inc. (a)...........         962,647        1,142,400
      78,500   Sylvan Learning Systems, Inc. (a)............       2,122,594        2,394,250
                                                               -------------    -------------
                                                                   6,013,992        7,627,525
                                                               -------------    -------------
               ELECTRONIC-COMMUNICATION SECURITY-1.18%
      29,000   AboveNet Communications, Inc. (a)............         479,500          609,000
      38,000   AXENT Technologies, Inc. (a).................         670,921        1,161,375
                                                               -------------    -------------
                                                                   1,150,421        1,770,375
                                                               -------------    -------------
               ELECTRONIC COMPONENTS-7.19%
      33,000   Alpha Industries, Inc........................       1,121,246        1,188,000
      43,000   Applied Micro Circuits Corp. (a).............         857,655        1,460,656
      25,200   Flextronics International Ltd. (a)...........         840,476        2,157,750
      29,000   Jabil Circuit, Inc. (a)......................         804,508        2,164,125
      67,000   Level One Communications, Inc. (a)...........       1,374,000        2,378,500
      12,000   Maxwell Technologies, Inc. (a)...............         255,900          483,000
      15,000   PMC-Sierra, Inc. (a).........................         413,393          946,875
                                                               -------------    -------------
                                                                   5,667,178       10,778,906
                                                               -------------    -------------
               ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-0.82%
      31,500   TranSwitch Corp. (a).........................         512,345        1,226,531
                                                               -------------    -------------

FORTIS SERIES FUND, INC.
AGGRESSIVE GROWTH SERIES (CONTINUED)
Schedule of Investments
December 31, 1998

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               FINANCIAL SERVICES-5.56%
      67,000   Financial Federal Corp. (a)..................   $   1,531,907    $   1,658,250
     138,100   Franchise Mortgage Acceptance Co. (a)........       1,276,668        1,070,275
      43,200   HealthCare Financial Partners, Inc. (a)             1,470,107        1,722,600
      35,000   Metris Companies, Inc........................       1,007,266        1,760,938
      65,000   National Commerce Bancorp....................       1,200,782        1,222,813
      20,000   NCO Group, Inc. (a)..........................         541,578          900,000
                                                               -------------    -------------
                                                                   7,028,308        8,334,876
                                                               -------------    -------------
               FURNITURE-0.49%
      27,500   Select Comfort Corp. (a).....................         490,925          727,031
                                                               -------------    -------------
               HEALTH CARE SERVICES-7.99%
      24,000   Alternative Living Services, Inc. (a)........         759,619          822,000
      30,000   CareMatrix Corp. (a).........................         584,974          918,750
      49,000   Eclipsys Corp. (a)...........................       1,205,969        1,421,000
      49,200   Kendle International, Inc. (a)...............       1,332,872        1,150,050
      35,000   Orthodontic Centers of America, Inc. (a).....         671,475          680,313
      30,000   Pediatrix Medical Group, Inc. (a)............       1,504,094        1,798,125
      30,000   Province Healthcare Co. (a)..................         848,124        1,076,250
      32,000   Renal Care Group, Inc. (a)...................         923,997          922,000
      25,000   Sunrise Assisted Living, Inc. (a)............         955,938        1,296,875
      21,200   Superior Consultant Holdings Corp. (a).......         834,588          922,200
      47,000   TLC The Laser Center, Inc. (a)...............         924,579          963,500
                                                               -------------    -------------
                                                                  10,546,229       11,971,063
                                                               -------------    -------------
               INSURANCE-0.61%
      50,000   INSpire Insurance Solutions, Inc. (a)........       1,542,500          918,750
                                                               -------------    -------------
               LEASING-0.44%
      36,500   DVI, Inc. (a)................................         659,831          661,563
                                                               -------------    -------------
               LEISURE TIME-AMUSEMENTS-1.41%
      70,000   Family Golf Centers, Inc. (a)................       1,220,884        1,382,500
      27,000   Hollywood Entertainment Corp. (a)............         727,507          735,750
                                                               -------------    -------------
                                                                   1,948,391        2,118,250
                                                               -------------    -------------
               MACHINERY-TOOLS-0.60%
      59,200   White Cap Industries, Inc. (a)...............         873,087          902,800
                                                               -------------    -------------
               MEDICAL SUPPLIES-0.77%
      35,000   CONMED Corp. (a).............................       1,135,703        1,155,000
                                                               -------------    -------------
               MEDICAL TECHNOLOGY-1.27%
      30,000   IGEN International, Inc. (a).................         852,891          918,750
      48,000   QuadraMed Corp. (a)..........................       1,026,206          984,000
                                                               -------------    -------------
                                                                   1,879,097        1,902,750
                                                               -------------    -------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               MOTION PICTURES-1.16%
      41,000   Macrovision Corp. (a)........................   $   1,141,313    $   1,732,250
                                                               -------------    -------------
               RESTAURANTS AND FRANCHISING-0.84%
      28,600   Papa John's International, Inc. (a)..........         890,550        1,261,975
                                                               -------------    -------------
               RETAIL-CLOTHING-0.85%
      78,000   Pacific Sunwear of California, Inc. (a)             1,806,985        1,277,250
                                                               -------------    -------------
               RETAIL-MISCELLANEOUS-4.18%
      43,900   Action Performance Companies, Inc. (a).......       1,067,531        1,552,963
      53,500   Insight Enterprises, Inc. (a)................       1,689,921        2,721,813
      70,000   Musicland Stores Corp. (a)...................         906,633        1,045,625
      16,500   Ticketmaster Online-CitySearch, Inc. (a).....         406,000          940,500
                                                               -------------    -------------
                                                                   4,070,085        6,260,901
                                                               -------------    -------------
               RETAIL-SPECIALTY-0.28%
      30,000   Media Arts Group, Inc. (a)...................         320,937          421,875
                                                               -------------    -------------
               RETAIL-VARIETY AND VARIETY MAIL ORDER-1.98%
     155,900   DM Management Co. (a)........................       2,131,428        2,962,100
                                                               -------------    -------------
               TELECOMMUNICATIONS-1.01%
      98,000   IDT Corp. (a)................................       1,620,067        1,506,750
                                                               -------------    -------------
               TELECOMMUNICATION EQUIPMENT-3.21%
      43,200   ANTEC Corp. (a)..............................         749,758          869,400
      25,000   CommScope, Inc. (a)..........................         337,500          420,313
      95,000   Microwave Power Devices, Inc. (a)............         848,513          985,625
      32,000   RF Micro Devices, Inc. (a)...................         808,152        1,484,000
      63,500   Tekelec (a)..................................       1,183,423        1,051,719
                                                               -------------    -------------
                                                                   3,927,346        4,811,057
                                                               -------------    -------------
               TELEPHONE SERVICES-1.17%
      80,350   STAR Telecommunications, Inc. (a)............         846,893          979,266
      20,000   WinStar Communications, Inc. (a).............         493,126          780,000
                                                               -------------    -------------
                                                                   1,340,019        1,759,266
                                                               -------------    -------------
               WASTE DISPOSAL-1.45%
      30,000   Casella Waste Systems, Inc. (a)..............         958,750        1,113,750
      61,000   Waste Industries, Inc. (a)...................       1,271,059        1,052,250
                                                               -------------    -------------
                                                                   2,229,809        2,166,000
                                                               -------------    -------------
               TOTAL COMMON STOCKS..........................   $ 108,143,710    $ 140,470,759
                                                               -------------    -------------
                                                               -------------    -------------

SHORT-TERM INVESTMENTS-5.39%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-3.38%
   $5,061,000    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.03%........   $   5,061,000
                                                                 -------------
                 DIVERSIFIED FINANCE-2.01%
    3,020,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 4.69%......................       3,020,000
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................       8,081,000
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $116,224,710) (b)..........................   $ 148,551,759
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1998, the cost of securities for federal income tax purposes was $116,244,810 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $35,938,075
Unrealized depreciation..........................................   (3,631,126)
------------------------------------------------------------------------------
Net unrealized appreciation......................................  $32,306,949
------------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.22% of total net assets as of December 31, 1998.

FORTIS SERIES FUND, INC.

Statements of Assets and Liabilities

December 31, 1998
--------------------------------------------------------------------------------

                                             MONEY        U.S. GOV'T.     DIVERSIFIED       GLOBAL          HIGH
                                             MARKET       SECURITIES        INCOME           BOND          YIELD
                                             SERIES         SERIES          SERIES          SERIES         SERIES
                                          ------------   -------------   -------------   ------------   ------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $77,185,498    $156,525,228    $113,662,064    $23,099,604    $70,120,383
  Cash on deposit with custodian........        1,588             615              --             --            468
  Foreign currency on deposit with
    custodian...........................           --              --              --        971,631             --
  Collateral for securities lending
    transactions (Note 1)...............           --              --              --             --             --
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts -- net
      (Note 1 and 3)....................           --              --              --        287,620             --
    Investment securities sold..........           --              --          33,713             --         19,612
    Interest and dividends..............       22,248         938,543       1,574,417        575,607      1,634,804
    Subscriptions of capital stock......           --           5,013           8,081             --         19,753
  Prepaid expenses......................           --              --              --             --             --
                                          ------------   -------------   -------------   ------------   ------------
TOTAL ASSETS............................   77,209,334     157,469,399     115,278,275     24,934,462     71,795,020
                                          ------------   -------------   -------------   ------------   ------------
LIABILITIES:
  Bank overdraft........................           --              --          18,076             --             --
  Unrealized depreciation on forward
    foreign currency contracts-net (Note
    1 and 3)............................           --              --              --             --             --
  Payable upon return of securities
    loaned (Note 1).....................           --              --              --             --             --
  Payable for investment securities
    purchased...........................           --       4,635,375              --             --        750,000
  Redemptions of capital stock..........       75,288          65,633           4,565        241,252         12,839
  Payable for investment advisory and
    management fees (Note 2)............       19,268          60,917          46,093         15,667         30,215
  Accounts payable and accrued
    expenses............................       17,643          35,171          27,164         18,346         19,268
                                          ------------   -------------   -------------   ------------   ------------
TOTAL LIABILITIES.......................      112,199       4,797,096          95,898        275,265        812,322
                                          ------------   -------------   -------------   ------------   ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share -- authorized
    20,000,000,000 shares;**............   73,810,121     156,438,833     114,400,456     23,210,462     72,919,431
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....           --       5,557,986       2,092,752      1,405,431     (6,714,975)
  Undistributed (excess of distributions
    over) net investment income.........    3,352,487       7,968,815       7,229,293       (146,800)     6,362,602
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................      (65,473)    (17,293,331)     (8,540,124)       190,104     (1,584,360)
                                          ------------   -------------   -------------   ------------   ------------
TOTAL NET ASSETS........................  $77,097,135    $152,672,303    $115,182,377    $24,659,197    $70,982,698
                                          ------------   -------------   -------------   ------------   ------------
                                          ------------   -------------   -------------   ------------   ------------
NET ASSET VALUE PER SHARE...............       $11.06          $10.93          $11.91         $11.56          $9.91
                                          ------------   -------------   -------------   ------------   ------------
                                          ------------   -------------   -------------   ------------   ------------
*Cost...................................  $77,185,498    $150,967,242    $111,569,312    $22,030,869    $76,835,358
**Outstanding shares....................    6,968,506      13,970,615       9,667,496      2,133,030      7,165,758

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                          GLOBAL ASSET       ASSET                         GROWTH &          S & P
                                           ALLOCATION     ALLOCATION         VALUE          INCOME         500 INDEX
                                             SERIES         SERIES          SERIES          SERIES          SERIES
                                          ------------   -------------   -------------   -------------   -------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $67,864,061    $594,051,006    $ 88,066,494    $312,316,610    $253,988,752
  Cash on deposit with custodian........           --          34,313           1,116          17,996              --
  Foreign currency on deposit with
    custodian...........................      761,017              --              --              --              --
  Collateral for securities lending
    transactions (Note 1)...............           --              --      14,648,734      59,128,950      52,594,292
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts -- net
      (Note 1 and 3)....................        7,751              --              --              --              --
    Investment securities sold..........           --              --      10,127,050              --       1,457,252
    Interest and dividends..............      751,689       2,365,415         103,752         847,085         286,996
    Subscriptions of capital stock......       52,454         119,531              --           3,957         384,937
  Prepaid expenses......................           --              --              --              --              --
                                          ------------   -------------   -------------   -------------   -------------
TOTAL ASSETS............................   69,436,972     596,570,265     112,947,146     372,314,598     308,712,229
                                          ------------   -------------   -------------   -------------   -------------
LIABILITIES:
  Bank overdraft........................           --              --              --              --           1,700
  Unrealized depreciation on forward
    foreign currency contracts-net (Note
    1 and 3)............................           --              --              --              --              --
  Payable upon return of securities
    loaned (Note 1).....................           --              --      14,648,734      59,128,950      52,594,292
  Payable for investment securities
    purchased...........................           --       2,376,830      10,561,083              --       3,164,813
  Redemptions of capital stock..........      266,533              --          61,512          36,620             368
  Payable for investment advisory and
    management fees (Note 2)............       52,159         225,429          51,920         164,449          81,070
  Accounts payable and accrued
    expenses............................       32,025          90,136          19,504          45,089          38,010
                                          ------------   -------------   -------------   -------------   -------------
TOTAL LIABILITIES.......................      350,717       2,692,395      25,342,753      59,375,108      55,880,253
                                          ------------   -------------   -------------   -------------   -------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share -- authorized
    20,000,000,000 shares;**............   58,709,413     411,381,186      78,388,278     216,129,934     196,972,674
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....    9,010,391     123,521,267       8,249,975      76,739,588      55,728,898
  Undistributed (excess of distributions
    over) net investment income.........       (3,440)     13,723,599           9,431       7,013,204          20,905
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................    1,369,891      45,251,818         956,709      13,056,764         109,499
                                          ------------   -------------   -------------   -------------   -------------
TOTAL NET ASSETS........................  $69,086,255    $593,877,870    $ 87,604,393    $312,939,490    $252,831,976
                                          ------------   -------------   -------------   -------------   -------------
                                          ------------   -------------   -------------   -------------   -------------
NET ASSET VALUE PER SHARE...............       $14.32          $21.09          $14.38          $21.23          $18.83
                                          ------------   -------------   -------------   -------------   -------------
                                          ------------   -------------   -------------   -------------   -------------
*Cost...................................  $58,903,155    $470,529,739    $ 79,816,519    $235,577,022    $198,385,579
**Outstanding shares....................    4,824,005      28,154,879       6,094,107      14,742,412      13,423,931

                                            BLUE CHIP     INTERNATIONAL     MID CAP
                                              STOCK           STOCK          STOCK
                                             SERIES          SERIES          SERIES
                                          -------------   -------------   ------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $183,466,587    $102,733,674    $13,027,512
  Cash on deposit with custodian........            --              --             --
  Foreign currency on deposit with
    custodian...........................            --         278,340             --
  Collateral for securities lending
    transactions (Note 1)...............    41,238,289              --             --
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts -- net
      (Note 1 and 3)....................            --              --             --
    Investment securities sold..........            --              --        859,435
    Interest and dividends..............       187,555         466,499         17,179
    Subscriptions of capital stock......            --          12,846         12,182
  Prepaid expenses......................           385              --          9,620
                                          -------------   -------------   ------------
TOTAL ASSETS............................   224,892,816     103,491,359     13,925,928
                                          -------------   -------------   ------------
LIABILITIES:
  Bank overdraft........................            --              --             --
  Unrealized depreciation on forward
    foreign currency contracts-net (Note
    1 and 3)............................            --              --             --
  Payable upon return of securities
    loaned (Note 1).....................    41,238,289              --             --
  Payable for investment securities
    purchased...........................       479,991         278,340        911,542
  Redemptions of capital stock..........        94,207          39,182             --
  Payable for investment advisory and
    management fees (Note 2)............       128,342          72,297          8,900
  Accounts payable and accrued
    expenses............................        30,596          46,009         10,299
                                          -------------   -------------   ------------
TOTAL LIABILITIES.......................    41,971,425         435,828        930,741
                                          -------------   -------------   ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share -- authorized
    20,000,000,000 shares;**............   141,411,188      87,684,298     12,397,905
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....    41,802,009      16,093,872        962,769
  Undistributed (excess of distributions
    over) net investment income.........         9,441          96,265             --
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................      (301,247)       (818,904)      (365,487)
                                          -------------   -------------   ------------
TOTAL NET ASSETS........................  $182,921,391    $103,055,531    $12,995,187
                                          -------------   -------------   ------------
                                          -------------   -------------   ------------
NET ASSET VALUE PER SHARE...............        $18.58          $14.48          $9.64
                                          -------------   -------------   ------------
                                          -------------   -------------   ------------
*Cost...................................  $141,664,579    $ 86,653,293    $12,076,868
**Outstanding shares....................     9,846,939       7,115,716      1,348,541

FORTIS SERIES FUND, INC.

December 31, 1998

--------------------------------------------------------------------------------

                                           SMALL CAP        GLOBAL        LARGE CAP        GROWTH        AGGRESSIVE
                                             VALUE          GROWTH          GROWTH          STOCK          GROWTH
                                             SERIES         SERIES          SERIES         SERIES          SERIES
                                          ------------   -------------   ------------   -------------   -------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $16,377,624    $351,104,519    $19,604,832    $750,170,367    $148,551,759
  Cash on deposit with custodian........           --             280             --           1,147             729
  Foreign currency on deposit with
    custodian...........................           --              --             --              --              --
  Collateral for securities lending
    transactions (Note 1)...............           --      78,161,714             --              --      33,678,050
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts -- net
      (Note 1 and 3)....................           --              --             --              --              --
    Investment securities sold..........      710,253         610,473             --      13,083,816       7,801,816
    Interest and dividends..............       48,670         270,587          8,118         154,268          42,619
    Subscriptions of capital stock......        6,657             663         43,217              --              --
  Prepaid expenses......................           38              --             --              --              --
                                          ------------   -------------   ------------   -------------   -------------
TOTAL ASSETS............................   17,143,242     430,148,236     19,656,167     763,409,598     190,074,973
                                          ------------   -------------   ------------   -------------   -------------
LIABILITIES:
  Bank overdraft........................           --              --             --              --              --
  Unrealized depreciation on forward
    foreign currency contracts-net (Note
    1 and 3)............................           --           5,276             --              --              --
  Payable upon return of securities
    loaned (Note 1).....................           --      78,161,714             --              --      33,678,050
  Payable for investment securities
    purchased...........................      600,722              --        503,166          81,650       6,303,745
  Redemptions of capital stock..........       19,169         200,830          8,812         480,421         127,040
  Payable for investment advisory and
    management fees (Note 2)............       11,598         201,689         13,238         369,264          78,861
  Accounts payable and accrued
    expenses............................        8,290         102,573         10,221         124,496          27,599
                                          ------------   -------------   ------------   -------------   -------------
TOTAL LIABILITIES.......................      639,779      78,672,082        535,437       1,055,831      40,215,295
                                          ------------   -------------   ------------   -------------   -------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share -- authorized
    20,000,000,000 shares;**............   16,459,420     202,814,690     16,267,602     357,106,827     111,020,052
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....     (271,771)    140,083,068      3,245,795     180,314,694      32,327,049
  Undistributed (excess of distributions
    over) net investment income.........        1,290         416,661          1,268       1,520,916          74,969
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................      314,524       8,161,735       (393,935)    223,411,330       6,437,608
                                          ------------   -------------   ------------   -------------   -------------
TOTAL NET ASSETS........................  $16,503,463    $351,476,154    $19,120,730    $762,353,767    $149,859,678
                                          ------------   -------------   ------------   -------------   -------------
                                          ------------   -------------   ------------   -------------   -------------
NET ASSET VALUE PER SHARE...............        $9.28          $22.57         $12.04          $41.09          $16.70
                                          ------------   -------------   ------------   -------------   -------------
                                          ------------   -------------   ------------   -------------   -------------
*Cost...................................  $16,649,395    $211,032,076    $16,359,037    $569,855,673    $116,224,710
**Outstanding shares....................    1,778,432      15,574,153      1,587,509      18,554,191       8,973,277

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS SERIES FUND, INC.

Statements of Operations

For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                             MONEY      U.S. GOV'T.    DIVERSIFIED      GLOBAL          HIGH
                                            MARKET       SECURITIES       INCOME         BOND          YIELD
                                            SERIES         SERIES         SERIES        SERIES         SERIES
                                          -----------   ------------   ------------   -----------   ------------
NET INVESTMENT INCOME:
  Income:
    Interest income.....................  $3,578,216    $ 8,709,591    $ 7,803,547    $1,107,359    $ 6,744,552
    Dividend Income.....................          --             --             --            --             --
    Fee income (Note 1).................          --             --             --            --             --
                                          -----------   ------------   ------------   -----------   ------------
  Total Income *........................   3,578,216      8,709,591      7,803,547     1,107,359      6,744,552
                                          -----------   ------------   ------------   -----------   ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................     194,182        673,637        521,148       163,906        338,252
    Legal and auditing fees (Note 2)....      16,060         26,200         22,100        21,100         20,300
    Custodian fees......................       1,250          7,000          4,800         2,800          7,500
    Shareholders' notices and reports...      10,995         21,500         16,800         2,896         10,500
    Directors' fees and expenses........       1,725          4,510          3,228           681          2,043
    Other...............................       1,305          7,730          5,586         1,147          3,221
                                          -----------   ------------   ------------   -----------   ------------
  Total Expenses........................     225,517        740,577        573,662       192,530        381,816
      Less reimbursable expenses (Note
        2)..............................          --             --             --            --             --
                                          -----------   ------------   ------------   -----------   ------------
    Net Expenses........................     225,517        740,577        573,662       192,530        381,816
                                          -----------   ------------   ------------   -----------   ------------
NET INVESTMENT INCOME...................   3,352,699      7,969,014      7,229,885       914,829      6,362,736
                                          -----------   ------------   ------------   -----------   ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................          --      2,483,190        938,352       798,168     (1,571,961)
    Foreign currency transactions.......          --             --             --      (475,036)            --
    Future contracts....................          --             --             --            --             --
                                          -----------   ------------   ------------   -----------   ------------
NET REALIZED GAIN(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....          --      2,483,190        938,352       323,132     (1,571,961)
                                          -----------   ------------   ------------   -----------   ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................          --      1,611,008     (1,442,471)       71,214     (4,554,635)
  Translation of assets and liabilities
    denominated in foreign currency.....          --             --             --     1,550,229             --
                                          -----------   ------------   ------------   -----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........          --      1,611,008     (1,442,471)    1,621,443     (4,554,635)
                                          -----------   ------------   ------------   -----------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................          --      4,094,198       (504,119)    1,944,575     (6,126,596)
                                          -----------   ------------   ------------   -----------   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................  $3,352,699    $12,063,212    $ 6,725,766    $2,859,404    $   236,140
                                          -----------   ------------   ------------   -----------   ------------
                                          -----------   ------------   ------------   -----------   ------------

  *Net of foreign witholding taxes of:
  Global Bond Series                         $ 22,099
  Global Asset Allocation Series               63,640
  Asset Allocation Series                      33,810
  Value Series                                    198
  Growth & Income Series                       39,736
  S&P 500 Index Series                         20,041
  Blue Chip Stock Series                        3,931
  International Stock Series                  185,818
  Global Growth Series                        287,178
  Large Cap Growth Series                         755
  Growth Stock Series                           8,052

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

** FOR THE PERIOD MARCH 25, 1998 (INCEPTION) TO DECEMBER 31, 1998.

FORTIS SERIES FUND, INC.

For the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                            GLOBAL
                                             ASSET         ASSET                       GROWTH &        S & P
                                          ALLOCATION     ALLOCATION       VALUE         INCOME       500 INDEX
                                            SERIES         SERIES        SERIES         SERIES         SERIES
                                          -----------   ------------   -----------   ------------   ------------
NET INVESTMENT INCOME:
  Income:
    Interest income.....................  $1,312,470    $14,001,080    $  339,020    $ 1,827,589    $   321,689
    Dividend Income.....................     590,054      2,395,670     1,189,443      7,068,486      2,543,379
    Fee income (Note 1).................          --             --         3,539         42,307          9,307
                                          -----------   ------------   -----------   ------------   ------------
  Total Income *........................   1,902,524     16,396,750     1,532,002      8,938,382      2,874,375
                                          -----------   ------------   -----------   ------------   ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................     546,257      2,471,163       531,886      1,816,200        707,922
    Legal and auditing fees (Note 2)....      22,200         52,250        17,200         29,100         19,300
    Custodian fees......................      17,600         20,700         9,900         11,600         32,750
    Shareholders' notices and reports...       9,099         87,000        11,500         45,960         26,800
    Directors' fees and expenses........       1,036         15,704         2,419          8,658          5,542
    Other...............................      13,825         26,196         3,049         13,660         16,759
                                          -----------   ------------   -----------   ------------   ------------
  Total Expenses........................     610,017      2,673,013       575,954      1,925,178        809,073
      Less reimbursable expenses (Note
        2)..............................          --             --            --             --             --
                                          -----------   ------------   -----------   ------------   ------------
    Net Expenses........................     610,017      2,673,013       575,954      1,925,178        809,073
                                          -----------   ------------   -----------   ------------   ------------
NET INVESTMENT INCOME...................   1,292,507     13,723,737       956,048      7,013,204      2,065,302
                                          -----------   ------------   -----------   ------------   ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................   4,170,375     45,251,936     1,481,511     13,057,181        933,353
    Foreign currency transactions.......     (23,669)            --            --             --             --
    Future contracts....................          --             --            --             --        755,725
                                          -----------   ------------   -----------   ------------   ------------
NET REALIZED GAIN(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....   4,146,706     45,251,936     1,481,511     13,057,181      1,689,078
                                          -----------   ------------   -----------   ------------   ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................   2,232,049     37,652,297     3,744,569     14,165,370     40,983,076
  Translation of assets and liabilities
    denominated in foreign currency.....   1,206,078             --            --             --             --
                                          -----------   ------------   -----------   ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........   3,438,127     37,652,297     3,744,569     14,165,370     40,983,076
                                          -----------   ------------   -----------   ------------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................   7,584,833     82,904,233     5,226,080     27,222,551     42,672,154
                                          -----------   ------------   -----------   ------------   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................  $8,877,340    $96,627,970    $6,182,128    $34,235,755    $44,737,456
                                          -----------   ------------   -----------   ------------   ------------
                                          -----------   ------------   -----------   ------------   ------------

  *Net of foreign witholding taxes of:
  Global Bond Series                         $ 22,099
  Global Asset Allocation Series               63,640
  Asset Allocation Series                      33,810
  Value Series                                    198
  Growth & Income Series                       39,736
  S&P 500 Index Series                         20,041
  Blue Chip Stock Series                        3,931
  International Stock Series                  185,818
  Global Growth Series                        287,178
  Large Cap Growth Series                         755
  Growth Stock Series                           8,052

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

** FOR THE PERIOD MARCH 25, 1998 (INCEPTION) TO DECEMBER 31, 1998.

--------------------------------------------------------------------------------

                                           BLUE CHIP     INTERNATIONAL    MID CAP      SMALL CAP       GLOBAL       LARGE CAP
                                             STOCK          STOCK          STOCK         VALUE         GROWTH        GROWTH
                                             SERIES         SERIES       SERIES **     SERIES **       SERIES       SERIES **
                                          ------------   ------------   -----------   -----------   ------------   -----------
NET INVESTMENT INCOME:
  Income:
    Interest income.....................  $   435,143    $   222,971    $   38,733    $   57,693    $   845,932    $   46,984
    Dividend Income.....................    1,282,845      1,745,817        47,922       147,356      2,138,552        46,033
    Fee income (Note 1).................        8,392             --            --            --        122,532            --
                                          ------------   ------------   -----------   -----------   ------------   -----------
  Total Income *........................    1,726,380      1,968,788        86,655       205,049      3,107,016        93,017
                                          ------------   ------------   -----------   -----------   ------------   -----------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................    1,131,224        782,792        49,482        61,548      2,487,275        63,457
    Legal and auditing fees (Note 2)....       18,300         23,000        18,083        18,174         38,500        18,112
    Custodian fees......................       24,700         34,800         6,400         3,214         52,700         5,800
    Shareholders' notices and reports...       18,300         18,000           450           457         71,500           450
    Directors' fees and expenses........        3,572          2,652           165           205         10,374           190
    Other...............................        4,908          4,254           774           174         18,769           235
                                          ------------   ------------   -----------   -----------   ------------   -----------
  Total Expenses........................    1,201,004        865,498        75,354        83,772      2,679,118        88,244
      Less reimbursable expenses (Note
        2)..............................           --             --       (10,396)           --             --        (1,399)
                                          ------------   ------------   -----------   -----------   ------------   -----------
    Net Expenses........................    1,201,004        865,498        64,958        83,772      2,679,118        86,845
                                          ------------   ------------   -----------   -----------   ------------   -----------
NET INVESTMENT INCOME...................      525,376      1,103,290        21,697       121,277        427,898         6,172
                                          ------------   ------------   -----------   -----------   ------------   -----------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................    2,556,953      5,362,511      (370,862)      415,685      9,084,948      (393,935)
    Foreign currency transactions.......          (82)        (6,965)           --            --        (11,067)           --
    Future contracts....................           --             --         5,375            --             --            --
                                          ------------   ------------   -----------   -----------   ------------   -----------
NET REALIZED GAIN(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....    2,556,871      5,355,546      (365,487)      415,685      9,073,881      (393,935)
                                          ------------   ------------   -----------   -----------   ------------   -----------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................   29,808,512      6,922,013       962,769      (271,771)    27,709,105     3,245,795
  Translation of assets and liabilities
    denominated in foreign currency.....           53         18,512            --            --         17,838            --
                                          ------------   ------------   -----------   -----------   ------------   -----------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........   29,808,565      6,940,525       962,769      (271,771)    27,726,943     3,245,795
                                          ------------   ------------   -----------   -----------   ------------   -----------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................   32,365,436     12,296,071       597,282       143,914     36,800,824     2,851,860
                                          ------------   ------------   -----------   -----------   ------------   -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................  $32,890,812    $13,399,361    $  618,979    $  265,191    $37,228,722    $2,858,032
                                          ------------   ------------   -----------   -----------   ------------   -----------
                                          ------------   ------------   -----------   -----------   ------------   -----------

                                             GROWTH        AGGRESSIVE
                                              STOCK          GROWTH
                                             SERIES          SERIES
                                          -------------   ------------
NET INVESTMENT INCOME:
  Income:
    Interest income.....................  $  4,887,836    $   898,424
    Dividend Income.....................     1,278,336         32,749
    Fee income (Note 1).................            --         73,564
                                          -------------   ------------
  Total Income *........................     6,166,172      1,004,737
                                          -------------   ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................     4,378,864        871,318
    Legal and auditing fees (Note 2)....        50,600         20,900
    Custodian fees......................        29,000          4,300
    Shareholders' notices and reports...       127,000         22,500
    Directors' fees and expenses........        21,600          3,912
    Other...............................        37,163          6,424
                                          -------------   ------------
  Total Expenses........................     4,644,227        929,354
      Less reimbursable expenses (Note
        2)..............................            --             --
                                          -------------   ------------
    Net Expenses........................     4,644,227        929,354
                                          -------------   ------------
NET INVESTMENT INCOME...................     1,521,945         75,383
                                          -------------   ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................   223,412,949     22,180,829
    Foreign currency transactions.......            --             --
    Future contracts....................            --             --
                                          -------------   ------------
NET REALIZED GAIN(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....   223,412,949     22,180,829
                                          -------------   ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................   (98,914,608)     4,080,141
  Translation of assets and liabilities
    denominated in foreign currency.....            --             --
                                          -------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........   (98,914,608)     4,080,141
                                          -------------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................   124,498,341     26,260,970
                                          -------------   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................  $126,020,286    $26,336,353
                                          -------------   ------------
                                          -------------   ------------

FORTIS SERIES FUND, INC.

Statements of Changes in Net Assets

                                                                         U.S. GOVERNMENT
                                  MONEY MARKET SERIES                   SECURITIES SERIES

---------------------------------------------------------------------------------------------------

                                        FOR THE                              FOR THE
                                       YEAR ENDED                           YEAR ENDED
                                      DECEMBER 31,                         DECEMBER 31,
                                 1998              1997              1998               1997
                           ----------------  ----------------  -----------------  -----------------
OPERATIONS:
  Net investment
    income...............  $      3,352,699  $      3,313,980  $       7,969,014  $       8,872,753
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........                --                --          2,483,190          1,395,092
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....                --             3,000          1,611,008          2,349,632
                           ----------------  ----------------  -----------------  -----------------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS.............         3,352,699         3,316,980         12,063,212         12,617,477
                           ----------------  ----------------  -----------------  -----------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............        (3,313,814)       (2,705,380)        (8,884,962)       (10,443,459)
  From net realized gains
    on investments.......                --                --                 --                 --
  Excess distributions of
    net realized gains...                --                --                 --            (12,585)
                           ----------------  ----------------  -----------------  -----------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........        (3,313,814)       (2,705,380)        (8,884,962)       (10,456,044)
                           ----------------  ----------------  -----------------  -----------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............        69,216,897        61,306,146         33,885,181          8,542,021
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............         3,313,814         2,705,380          8,884,962         10,456,044
  Less cost of
    repurchase...........       (52,481,696)      (69,520,242)       (35,345,954)       (40,767,607)
                           ----------------  ----------------  -----------------  -----------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....        20,049,015        (5,508,716)         7,424,189        (21,769,542)
                           ----------------  ----------------  -----------------  -----------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........        20,087,900        (4,897,116)        10,602,439        (19,608,109)
NET ASSETS:
  Beginning of year......        57,009,235        61,906,351        142,069,864        161,677,973
                           ----------------  ----------------  -----------------  -----------------
END OF YEAR (NOTE 4).....  $     77,097,135  $     57,009,235  $     152,672,303  $     142,069,864
                           ----------------  ----------------  -----------------  -----------------

                                  ASSET ALLOCATION SERIES                      VALUE SERIES

-------------------------------------------------------------------------------------------------------

                                          FOR THE                                FOR THE
                                         YEAR ENDED                             YEAR ENDED
                                        DECEMBER 31,                           DECEMBER 31,
                                  1998                1997               1998               1997
                           ------------------  ------------------  -----------------  -----------------
OPERATIONS:
  Net investment
    income...............  $       13,723,737  $       13,892,259  $         956,048  $         461,950
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........          45,251,936          52,435,168          1,481,511          3,157,481
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....          37,652,297          14,177,467          3,744,569          3,509,573
                           ------------------  ------------------  -----------------  -----------------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS.............          96,627,970          80,504,894          6,182,128          7,129,004
                           ------------------  ------------------  -----------------  -----------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............            (180,867)        (13,867,757)          (946,617)          (467,774)
  From net realized gains
    on investments.......            (863,229)        (51,914,842)          (995,235)        (2,671,473)
  Excess distributions of
    net realized gains...                  --             (43,990)                --                 --
                           ------------------  ------------------  -----------------  -----------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........          (1,044,096)        (65,826,589)        (1,941,852)        (3,139,247)
                           ------------------  ------------------  -----------------  -----------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............          45,570,701          33,396,356         34,538,243         35,435,693
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............           1,044,096          65,826,589          1,941,852          3,139,247
  Less cost of
    repurchase...........         (30,600,830)        (29,333,554)        (8,173,880)        (1,458,270)
                           ------------------  ------------------  -----------------  -----------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....          16,013,967          69,889,391         28,306,215         37,116,670
                           ------------------  ------------------  -----------------  -----------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........         111,597,841          84,567,696         32,546,491         41,106,427
NET ASSETS:
  Beginning of year......         482,280,029         397,712,333         55,057,902         13,951,475
                           ------------------  ------------------  -----------------  -----------------
END OF YEAR (NOTE 4).....  $      593,877,870  $      482,280,029  $      87,604,393  $      55,057,902
                           ------------------  ------------------  -----------------  -----------------

                                DIVERSIFIED INCOME SERIES                GLOBAL BOND SERIES          HIGH YIELD SERIES

----------------------------------------------------------------------------------------------------------------------

                                         FOR THE                              FOR THE                     FOR THE
                                        YEAR ENDED                           YEAR ENDED                 YEAR ENDED
                                       DECEMBER 31,                         DECEMBER 31,               DECEMBER 31,
                                 1998               1997               1998              1997              1998
                           -----------------  -----------------  ----------------  ----------------  -----------------
OPERATIONS:
  Net investment
    income...............  $       7,229,885  $       7,325,647  $        914,829  $        879,335  $       6,362,736
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........            938,352            269,397           323,132          (482,718)        (1,571,961)
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....         (1,442,471)         2,635,067         1,621,443          (360,352)        (4,554,635)
                           -----------------  -----------------  ----------------  ----------------  -----------------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS.............          6,725,766         10,230,111         2,859,404            36,265            236,140
                           -----------------  -----------------  ----------------  ----------------  -----------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............         (7,342,970)        (7,363,139)         (386,998)         (692,786)        (5,343,079)
  From net realized gains
    on investments.......                 --                 --          (678,922)         (189,105)          (417,351)
  Excess distributions of
    net realized gains...                 --            (16,851)               --                --                 --
                           -----------------  -----------------  ----------------  ----------------  -----------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........         (7,342,970)        (7,379,990)       (1,065,920)         (881,891)        (5,760,430)
                           -----------------  -----------------  ----------------  ----------------  -----------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............         14,339,798          5,081,901         6,654,648         3,704,954         20,135,740
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............          7,342,970          7,379,990         1,065,920           881,891          5,760,430
  Less cost of
    repurchase...........        (11,083,127)       (15,942,672)       (5,546,824)       (3,276,871)        (8,617,622)
                           -----------------  -----------------  ----------------  ----------------  -----------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....         10,599,641         (3,480,781)        2,173,744         1,309,974         17,278,548
                           -----------------  -----------------  ----------------  ----------------  -----------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........          9,982,437           (630,660)        3,967,228           464,348         11,754,258
NET ASSETS:
  Beginning of year......        105,199,940        105,830,600        20,691,969        20,227,621         59,228,440
                           -----------------  -----------------  ----------------  ----------------  -----------------
END OF YEAR (NOTE 4).....  $     115,182,377  $     105,199,940  $     24,659,197  $     20,691,969  $      70,982,698
                           -----------------  -----------------  ----------------  ----------------  -----------------

                                                          GLOBAL ASSET
                                                       ALLOCATION SERIES
-------------------------
                                                            FOR THE
                                                           YEAR ENDED
                                                          DECEMBER 31,
                                 1997               1998               1997
                           -----------------  -----------------  -----------------
OPERATIONS:
  Net investment
    income...............  $       5,322,072  $       1,292,507  $       1,091,307
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........          1,616,252          4,146,706          2,194,474
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....         (2,246,434)         3,438,127          2,474,960
                           -----------------  -----------------  -----------------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS.............          4,691,890          8,877,340          5,760,741
                           -----------------  -----------------  -----------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............            (57,517)        (1,388,012)          (958,004)
  From net realized gains
    on investments.......                 --         (3,400,505)        (1,725,819)
  Excess distributions of
    net realized gains...            (21,313)                --                 --
                           -----------------  -----------------  -----------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........            (78,830)        (4,788,517)        (2,683,823)
                           -----------------  -----------------  -----------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............         17,384,708         12,350,058         11,926,186
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............             78,830          4,788,517          2,683,823
  Less cost of
    repurchase...........         (5,426,218)        (4,623,535)        (2,511,567)
                           -----------------  -----------------  -----------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....         12,037,320         12,515,040         12,098,442
                           -----------------  -----------------  -----------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........         16,650,380         16,603,863         15,175,360
NET ASSETS:
  Beginning of year......         42,578,060         52,482,392         37,307,032
                           -----------------  -----------------  -----------------
END OF YEAR (NOTE 4).....  $      59,228,440  $      69,086,255  $      52,482,392
                           -----------------  -----------------  -----------------

                                                                                                            BLUE CHIP STOCK
                                   GROWTH & INCOME SERIES                  S & P 500 INDEX SERIES                SERIES

-----------------------------------------------------------------------------------------------------------------------------

                                          FOR THE                                 FOR THE                       FOR THE
                                         YEAR ENDED                              YEAR ENDED                    YEAR ENDED
                                        DECEMBER 31,                            DECEMBER 31,                  DECEMBER 31,
                                  1998                1997                1998                1997                1998
                           ------------------  ------------------  ------------------  ------------------  ------------------
OPERATIONS:
  Net investment
    income...............  $        7,013,204  $        4,900,521  $        2,065,302  $          866,865  $          525,376
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........          13,057,181           3,221,007           1,689,078             847,118           2,556,871
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....          14,165,370          37,967,041          40,983,076          13,027,357          29,808,565
                           ------------------  ------------------  ------------------  ------------------  ------------------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS.............          34,235,755          46,088,569          44,737,456          14,741,340          32,890,812
                           ------------------  ------------------  ------------------  ------------------  ------------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............                  --          (4,905,160)         (2,050,052)           (869,171)           (540,313)
  From net realized gains
    on investments.......             (87,128)         (2,662,426)         (1,703,968)           (807,932)         (2,496,974)
  Excess distributions of
    net realized gains...                  --                  --                  --                  --                  --
                           ------------------  ------------------  ------------------  ------------------  ------------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........             (87,128)         (7,567,586)         (3,754,020)         (1,677,103)         (3,037,287)
                           ------------------  ------------------  ------------------  ------------------  ------------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............          48,859,144          70,154,490         123,716,587          92,987,716          74,531,512
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............              87,128           7,567,586           3,754,020           1,677,102           3,037,287
  Less cost of
    repurchase...........         (15,125,776)         (6,204,897)        (25,193,834)        (20,135,877)         (3,229,540)
                           ------------------  ------------------  ------------------  ------------------  ------------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....          33,820,496          71,517,179         102,276,773          74,528,941          74,339,259
                           ------------------  ------------------  ------------------  ------------------  ------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........          67,969,123         110,038,162         143,260,209          87,593,178         104,192,784
NET ASSETS:
  Beginning of year......         244,970,367         134,932,205         109,571,767          21,978,589          78,728,607
                           ------------------  ------------------  ------------------  ------------------  ------------------
END OF YEAR (NOTE 4).....  $      312,939,490  $      244,970,367  $      252,831,976  $      109,571,767  $      182,921,391
                           ------------------  ------------------  ------------------  ------------------  ------------------


                                                   INTERNATIONAL STOCK SERIES
-------------------------
                                                             FOR THE
                                                           YEAR ENDED
                                                          DECEMBER 31,
                                 1997                1998               1997
                           -----------------  ------------------  -----------------
OPERATIONS:
  Net investment
    income...............  $         340,780  $        1,103,290  $         739,033
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........           (357,643)          5,355,546          2,268,127
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....         10,236,126           6,940,525          4,144,307
                           -----------------  ------------------  -----------------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS.............         10,219,263          13,399,361          7,151,467
                           -----------------  ------------------  -----------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............           (317,040)         (1,711,172)          (862,090)
  From net realized gains
    on investments.......            (14,834)         (5,357,302)        (2,341,614)
  Excess distributions of
    net realized gains...                 --                  --                 --
                           -----------------  ------------------  -----------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........           (331,874)         (7,068,474)        (3,203,704)
                           -----------------  ------------------  -----------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............         51,873,817          26,302,212         23,285,792
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............            331,874           7,068,474          3,203,705
  Less cost of
    repurchase...........           (970,631)        (15,788,470)        (3,626,173)
                           -----------------  ------------------  -----------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....         51,235,060          17,582,216         22,863,324
                           -----------------  ------------------  -----------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........         61,122,449          23,913,103         26,811,087
NET ASSETS:
  Beginning of year......         17,606,158          79,142,428         52,331,341
                           -----------------  ------------------  -----------------
END OF YEAR (NOTE 4).....  $      78,728,607  $      103,055,531  $      79,142,428
                           -----------------  ------------------  -----------------

FORTIS SERIES FUND, INC.

                           MID CAP STOCK SERIES    SMALL CAP VALUE SERIES                GLOBAL GROWTH SERIES

--------------------------------------------------------------------------------------------------------------------------

                              FOR THE PERIOD           FOR THE PERIOD                           FOR THE
                              MARCH 25, 1998           MARCH 25, 1998                         YEAR ENDED
                              (INCEPTION) TO           (INCEPTION) TO                        DECEMBER 31,
                             DECEMBER 31, 1998        DECEMBER 31, 1998              1998                    1997
                           ---------------------   -----------------------   ---------------------   ---------------------
OPERATIONS:
  Net investment
    income...............    $          21,697        $         121,277      $             427,898   $             418,960
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........             (365,487)                 415,685                  9,073,881              15,959,078
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....              962,769                 (271,771)                27,726,943               6,804,752
                           ---------------------           ------------      ---------------------   ---------------------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS.............              618,979                  265,191                 37,228,722              23,182,790
                           ---------------------           ------------      ---------------------   ---------------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............              (22,320)                (119,987)                  (390,427)                     --
  From net realized gains
    on investments.......                   --                 (101,161)                        --                      --
  Excess distributions of
    net realized gains...                   --                       --                         --                      --
                           ---------------------           ------------      ---------------------   ---------------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........              (22,320)                (221,148)                  (390,427)                     --
                           ---------------------           ------------      ---------------------   ---------------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............           12,640,460               16,846,539                 13,480,954              32,866,688
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............               22,320                  221,148                    390,427                      --
  Less cost of
    repurchase...........             (264,252)                (608,267)               (52,488,092)            (22,625,629)
                           ---------------------           ------------      ---------------------   ---------------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....           12,398,528               16,459,420                (38,616,711)             10,241,059
                           ---------------------           ------------      ---------------------   ---------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........           12,995,187               16,503,463                 (1,778,416)             33,423,849
NET ASSETS:
  Beginning of year......                   --                       --                353,254,570             319,830,721
                           ---------------------           ------------      ---------------------   ---------------------
END OF YEAR (NOTE 4).....    $      12,995,187        $      16,503,463      $         351,476,154   $         353,254,570
                           ---------------------           ------------      ---------------------   ---------------------

                                                                                                        AGGRESSIVE GROWTH
                           LARGE CAP GROWTH SERIES                 GROWTH STOCK SERIES                       SERIES

---------------------------------------------------------------------------------------------------------------------------

                                FOR THE PERIOD                           FOR THE                             FOR THE
                                MARCH 25, 1998                         YEAR ENDED                          YEAR ENDED
                                (INCEPTION) TO                        DECEMBER 31,                        DECEMBER 31,
                              DECEMBER 31, 1998               1998                    1997                    1998
                           ------------------------   ---------------------   ---------------------   ---------------------
OPERATIONS:
  Net investment
    income...............      $           6,172      $           1,521,945   $           2,324,447   $              75,383
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........               (393,935)               223,412,949              38,901,237              22,180,829
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....              3,245,795                (98,914,608)             39,658,806               4,080,141
                                    ------------      ---------------------   ---------------------   ---------------------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS.............              2,858,032                126,020,286              80,884,490              26,336,353
                                    ------------      ---------------------   ---------------------   ---------------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............                 (4,904)                (2,325,371)                (66,251)               (251,538)
  From net realized gains
    on investments.......                     --                (34,228,739)                     --                      --
  Excess distributions of
    net realized gains...                     --                         --                      --                      --
                                    ------------      ---------------------   ---------------------   ---------------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........                 (4,904)               (36,554,110)                (66,251)               (251,538)
                                    ------------      ---------------------   ---------------------   ---------------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............             16,576,296                 21,539,491              27,477,854              16,306,399
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............                  4,904                 36,554,110                  66,251                 251,538
  Less cost of
    repurchase...........               (313,598)               (92,360,796)            (62,424,600)            (15,238,234)
                                    ------------      ---------------------   ---------------------   ---------------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....             16,267,602                (34,267,195)            (34,880,495)              1,319,703
                                    ------------      ---------------------   ---------------------   ---------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........             19,120,730                 55,198,981              45,937,744              27,404,518
NET ASSETS:
  Beginning of year......                     --                707,154,786             661,217,042             122,455,160
                                    ------------      ---------------------   ---------------------   ---------------------
END OF YEAR (NOTE 4).....      $      19,120,730      $         762,353,767   $         707,154,786   $         149,859,678
                                    ------------      ---------------------   ---------------------   ---------------------


-------------------------

                                   1997
                           ---------------------
OPERATIONS:
  Net investment
    income...............  $             251,481
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........             (9,457,837)
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currency.....             12,954,426
                           ---------------------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS.............              3,748,070
                           ---------------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............                 (1,710)
  From net realized gains
    on investments.......                     --
  Excess distributions of
    net realized gains...                     --
                           ---------------------
TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS...........                 (1,710)
                           ---------------------
CAPITAL STOCK SOLD AND
  REPURCHASED: (NOTE 5)
  Proceeds from sale of
    shares...............             29,055,088
  Proceeds from shares
    issued as a result of
    reinvested
    dividends............                  1,710
  Less cost of
    repurchase...........             (7,278,761)
                           ---------------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  SHARES TRANSACTIONS....             21,778,037
                           ---------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS..........             25,524,397
NET ASSETS:
  Beginning of year......             96,930,763
                           ---------------------
END OF YEAR (NOTE 4).....  $         122,455,160
                           ---------------------

FORTIS SERIES FUND, INC.

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The Series is an open-end management investment company which currently is comprised of eighteen separate investment portfolios and series of capital stock: Money Market Series, U.S. Government Securities Series, Diversified Income Series, High Yield Series, Global Asset Allocation Series, Asset Allocation Series, Value Series, Growth & Income Series, S & P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series, Growth Stock Series and Aggressive Growth Series, which are diversified portfolios, and Global Bond Series which is non-diversified. Each Series has different investment objectives and its own investment portfolio and net asset value. The investment objectives of the Series, which can be changed at any time without the approval of Contract owners, are as follows:

   - The objectives of the "Money Market Series" are high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income. AN INVESTMENT IN MONEY MARKET SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

   - The objective of the "U.S. Government Securities Series" is to maximize total return (from income and market value change), while providing shareholders with a high level of current income consistent with prudent investment risk through investment primarily in debt securities of varying maturities which have been issued, guaranteed, insured or collateralized by the United States Government or its agencies or instrumentalities.

   - The objective of the "Diversified Income Series" is to maximize total return (from income and market value change), by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

   - The objectives of the "Global Bond Series" is total return from current income and capital appreciation. The Series invests in a global portfolio principally consisting of high quality fixed-income securities of governmental and corporate issuers and supranational organizations.

   - The objective of the "High Yield Series" is maximum total return (from income and market value change), by investing primarily in high-yield, high-risk fixed-income securities, which may not be suitable for all investors.

   - The objective of the "Global Asset Allocation Series" is maximum total return, to be derived primarily from capital appreciation, dividends and interest, by following a flexible asset allocation strategy investing in global securities.

   - The objective of the "Asset Allocation Series" is maximum total return on invested capital, to be derived primarily from capital appreciation, dividends, and interest.

   - The primary objective of the "Value Series" is short and long-term capital appreciation. Current income is only a secondary objective. The Series invests primarily in equity securities and selects stocks based on the concept of fundamental value.

   - The objectives of the "Growth & Income Series" are capital appreciation and current income, which it seeks by investing primarily in equity securities that provide an income component and the potential for growth.

   - The objective of the "S & P 500 Index Series" is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities.

   - The primary objective of the "Blue Chip Stock Series" is long-term growth of capital. Current income is a secondary objective, and many of the stocks in the Series' portfolio are expected to pay dividends.

   - The objective of the "International Stock Series" is capital appreciation by investing primarily in the equity securities of non-United States companies.

   - The objective of the "Mid Cap Stock Series" is total investment returns (including capital appreciation and income) that consistently outperform the Standard & Poor's 400 MidCap Index. The Series attempts to maintain a diversified holding in common stocks of medium capitalization companies with a market value between $200 million and $5 billion.

   - The objective of the "Small Cap Value Series" is capital appreciation. The Series invests primarily in common stocks of small companies that are out of favor with markets or that have not yet been discovered by the broader investment community and are therefore believed to be undervalued.

   - The primary objective of the "Global Growth Series" is long-term appreciation, which it seeks primarily by investing in a global portfolio of equity securities, allocated among diverse international markets.

   - The objective of the "Large Cap Growth Series" is long-term growth of capital. The Series invests primarily in the equity securities of a limited number of large, carefully selected, high quality United States companies whose securities are believed likely to achieve superior earnings growth.

   - The primary objective of the "Growth Stock Series" is short and long-term capital appreciation. The Series will seek to meet these objectives by investing primarily in common stocks and securities convertible into common stocks.

   - The objective of the "Aggressive Growth Series" is maximum long-term capital appreciation by investing primarily in equity securities of small and medium sized companies that are early in their life cycles, but which have the potential to become major enterprises, and of more established companies that have the potential for above-average capital growth.

   The Articles of Incorporation of Fortis Series Fund, Inc., permits the Board of Directors to create additional portfolios in the future.

   Shares of the Series will not be sold directly to the public, but sold only to Fortis Benefits Insurance Company or First Fortis Life separate accounts in connection with variable insurance contracts and policies.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

   The inception of Mid Cap Stock Series, Small Cap Value Series and Large Cap Growth Series was March 25, 1998, and the commencement of operations was May 1, 1998.

   The significant accounting policies followed by the portfolios are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by all portfolios except for Money Market Series and Growth Stock Series on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuation and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. As of December 31, 1998, U.S. Government Securities Series had entered into outstanding when-issued or forward commitments of $4,635,375.

   Consistent with its ability to purchase securities on a when-issued basis, the U.S. Government Securities Series, Diversified Income Series and Asset Allocation Series have entered into transactions to defer settlement of its purchase commitments. As an inducement to defer settlement, the portfolio repurchases a similar security for settlement at a later date at a lower purchase price relative to the current market. This transaction is referred to as a Dollar Roll.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

   Certain portfolios may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date, and dividend income is recorded on the ex-dividend date for all funds or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. Each portfolio amortizes bond premium, market discount and original issue discount. For the year ended December 31, 1998, the cost of purchases and proceeds from sales of securities for Money Market Series were $340,373,880 and $320,499,432, respectively. The cost of purchases and proceeds from sales of securities (other than short-term securities) for the other portfolios were as follows:

                                                    Cost of          Proceeds
                   Series                          Purchases        from Sales
--------------------------------------------------------------------------------
U.S. Government Securities Series............      210,897,486       200,852,664
Diversified Income Series....................      137,388,535       125,363,146
Global Bond Series...........................       39,004,233        38,193,280
High Yield Series............................       93,388,587        75,808,552
Global Asset Allocation Series...............       46,722,187        39,015,850
Asset Allocation Series......................      597,171,259       567,860,200
Value Series.................................      261,824,712       229,619,144
Growth & Income Series.......................      123,198,990        77,877,209
S & P 500 Index Series.......................      105,925,142         4,666,024
Blue Chip Stock Series.......................      113,366,211        41,098,355
International Stock Series...................       49,280,242        39,059,399
Mid Cap Stock Series.........................       16,790,641         4,703,092
Small Cap Value Series.......................       20,157,313         4,857,905
Global Growth Series.........................      109,690,983       127,786,868
Large Cap Growth Series......................       18,718,033         3,283,812
Growth Stock Series..........................      664,828,251       676,514,636
Aggressive Growth Series.....................      157,996,927       151,889,359

   In the Global Asset Allocation Series for the December 31, 1998, brokerage commissions paid to an affiliated broker amounted to $3,154.

   LENDING OF PORTFOLIO SECURITIES: At December 31, 1998, securities valued at $14,313,303, $57,653,065, $51,347,697, $40,831,636, $78,016,507, and
   $33,328,470, were on loan to brokers from Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Global Growth Series and Aggressive Growth Series, respectively. For collateral, the portfolio's custodian received $14,648,734, $59,128,950, $52,594,292, $41,238,289,
   $78,161,714, and $33,678,050, in cash which is maintained in a separate account and invested in short-term investment vehicles. Fee income from securities lending amounted to $3,539, $42,307, $9,307, $8,392, $122,532 and
   $73,564, for the December 31, 1998, for Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Global Growth Series and Aggressive Growth Series. The risks to the portfolio in security lending transactions are that the

--------------------------------------------------------------------------------
   borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   INCOME TAXES: The portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income and capital gains are distributed.

   Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the portfolios. The effect on dividend distributions of certain current year permanent book-to-tax differences is reflected as excess distributions of net realized gains in the statements of changes in net assets and the financial highlights.

   On the Statements of Assets and Liabilities, due to permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in a net reclassification adjustment to increase (decrease) paid-in capital by the following:

                                                 Accumulated       Undistributed
                                                 Net Realized     Net Investment
                                                 Gain (Loss)          Income          Paid-in-Capital
------------------------------------------------------------------------------------------------------
Money Market Series..........................    $    15,866                  (7)     $       (15,859)
Global Bond Series...........................    $   475,036      $     (473,350)     $        (1,686)
High Yield Series............................    $       134      $         (134)                  --
Global Asset Allocation Series...............    $    23,669      $      (23,669)                  --
Asset Allocation Series......................    $(1,000,000)                 --      $     1,000,000
S & P 500 Index Series.......................    $        --      $        1,001      $        (1,001)
Blue Chip Stock Series.......................    $       353      $         (238)     $          (115)
International Stock Series...................    $   133,442      $     (133,442)                  --
Mid Cap Stock Series.........................             --      $          623      $          (623)
Global Growth Series.........................    $    11,067      $      (11,067)                  --

   For federal income tax purposes the portfolios had the following capital loss carryovers at, December 31, 1998, which, if not offset by subsequent capital gains, will expire in 1999 through 2006. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expire.

Money Market Series..........................    $     65,473
U.S. Government Securities Series............      17,090,438
Diversified Income Series....................       8,540,124
High Yield Series............................       1,580,586
International Stock Series...................         769,390
Mid Cap Stock Series.........................         340,752
Large Cap Growth Series......................         327,690

   ILLIQUID SECURITIES: At December 31, 1998, investments in securities for the funds included issues that are illiquid. Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series, and Growth Stock Series currently limit investments in illiquid securities to 5% of total net assets; Global Growth Series to 10%; Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth and Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Large Cap Growth Series and Aggressive Growth Series to 15%, of total net assets, at market value, at date of purchase. The aggregate values of such securities at December 31, 1998, were $2,611,644 Diversified Income Series; $718,796 Global Bond Series; $7,842,575 High Yield Series; $352,759 Global Asset Allocation Series; $6,933,348 Asset Allocation Series; $7,282,625 Growth & Income Series; $1,865,355 Blue Chip Stock Series; $220,304 International Stock Series; $249,375 Small Cap Value Series and $13,136,181 Global Growth Series, which represents 2.27%, 2.91%, 11.05%, .51%, 1.17%, 2.33%, 1.02%, .21%, 1.51% and
   3.74% of net assets, respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: The portfolios intend to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

   FUTURES TRANSACTIONS: Certain portfolios may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The S & P 500 Index Series and Mid Cap Stock Series are exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Notes to the Schedule of Investments). Investment in financial futures require the portfolios to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gain or losses. When the contracts are closed, the portfolios recognize a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of December 31, 1998 and their related unrealized market appreciation are set forth in the Notes to the Schedule of Investments.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc. (Advisers) is the investment adviser for each series. Investment advisory and

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------
   management fees are based on each series' average daily net assets and decrease in reduced percentages as average daily net assets increase.

   The following chart represents the annual fee percentages:

                                                                                                   Annual
                                                                                            Investment Advisory
                   Series                                 Average Net Assets                 and Management Fee
----------------------------------------------------------------------------------------------------------------
Money Market Series                          For the first $500 million                             .30%
                                             For assets over $500 million                           .25%
U.S. Government Securities Series            For the first $50 million                              .50%
                                             For assets over $50 million                            .45%
Diversified Income Series                    For the first $50 million                              .50%
                                             For assets over $50 million                            .45%
Global Bond Series                           For the first $100 million                             .75%
                                             For assets over $100 million                           .65%
High Yield Series                            For the first $250 million                             .50%
                                             For assets over $250 million                           .45%
Global Asset Allocation Series               For the first $100 million                             .90%
                                             For assets over $100 million                           .85%
Asset Allocation Series                      For the first $250 million                             .50%
                                             For assets over $250 million                           .45%
Value Series                                 For the first $100 million                             .70%
                                             For assets over $100 million                           .60%
Growth & Income Series                       For the first $100 million                             .70%
                                             For assets over $100 million                           .60%
S & P 500 Index Series                       For all assets                                         .40%
Blue Chip Stock Series                       For the first $100 million                             .90%
                                             For assets over $100 million                           .85%
International Stock Series                   For the first $100 million                             .85%
                                             For assets over $100 million                           .80%
Mid Cap Stock Series                         For the first $100 million                             .90%
                                             For the next $150 million                              .85%
                                             For assets over $250 million                           .80%
Small Cap Value Series                       For the first $50 million                              .90%
                                             For assets over $50 million                            .85%
Global Growth Series                         For the first $500 million                             .70%
                                             For assets over $500 million                           .60%
Large Cap Growth Series                      For the first $100 million                             .90%
                                             For the next $100 million                              .85%
                                             For assets over $200 million                           .80%
Growth Stock Series                          For the first $100 million                             .70%
                                             For assets over $100 million                           .60%
Aggressive Growth Series                     For the first $100 million                             .70%
                                             For assets over $100 million                           .60%

   The Global Bond Series, Global Series Asset Allocation Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series and Large Cap Growth Series have retained sub-advisers under investment sub-advisory agreements to provide investment advice and, in general, to conduct the management investment program of each portfolio, subject to the general control of Advisers and the Board of Directors of the Fortis Series Fund, Inc. Pursuant to the sub-advisory agreements, each sub-adviser will regularly provide its respective portfolio with investment research, advice and supervision and furnish continuously an investment program for each portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

   From its advisory fee, Advisers pays the following fees to each of the sub-advisers:

                   Series                                     Sub-Adviser
------------------------------------------------------------------------------------------
Global Bond Series                           Mercury Asset Management
                                             International Ltd.
Global Asset Allocation Series               Morgan Stanley Asset
                                             Management Limited
S & P 500 Index Series                       The Dreyfus
                                             Corporation
Blue Chip Stock Series                       T. Rowe Price
                                             Associate, Inc.
International Stock Series                   Lazard-Freres Asset
                                             Management
Mid Cap Stock Series                         The Dreyfus Corporation
Small Cap Value Series                       Berger Associates
Large Cap Growth Series                      Alliance Capital Management L.P.

                                                                                                Annual
---------------------------------------------
Global Bond Series                             For the first                                     .35%
                                               $100 million
                                               For assets over                                  .225%
                                               $100 million
Global Asset Allocation Series                 For the first                                     .50%
                                               $100 million
                                               For assets over                                   .40%
                                               $100 million
S & P 500 Index Series                         For all levels                                    .17%
                                               of assets
Blue Chip Stock Series                         For the first                                     .50%
                                               $100 million
                                               For assets over                                   .45%
                                               $100 million
International Stock Series                     For the first $100 million                        .45%
                                               For assets over $100 million                     .375%
Mid Cap Stock Series                           For the first                                     .50%
                                               $100 million
                                               For the next                                      .45%
                                               $150 million
                                               For assets over                                   .40%
                                               $250 million
Small Cap Value Series                         For the first                                     .50%
                                               $50 million
                                               For assets over                                   .45%
                                               $50 million
Large Cap Growth Series                        For the first                                     .50%
                                               $100 million
                                               For the next                                      .45%
                                               $100 million
                                               For assets over                                   .40%
                                               $200 million

   Advisers has voluntarily undertaken to limit annual expenses for Mid Cap Stock Series, Small Cap Value Series and Large Cap Growth Series (exclusive of interest, taxes, brokerage commissions

--------------------------------------------------------------------------------
   and non-recurring extraordinary charges and expenses) commencing May 1, 1998 to 1.25% of average net assets. For the year ended December 31, 1998, Advisers reimbursed the funds $10,396, $0 and $1,399, respectively.

   For the year ended December 31, 1998, legal fees and expenses were paid as follows to a law firm of which the secretary of the fund is a partner.

Series                                            Amount
---------------------------------------------------------
Money Market Series..........................    $  1,400
U.S. Government Securities Series............       2,800
Diversified Income Series....................       3,000
Global Bond Series...........................         800
High Yield Series............................       2,000
Global Asset Allocation Series...............       1,900
Asset Allocation Series......................      17,500
Value Series.................................       2,200
Growth & Income Series.......................       8,200

Series                                            Amount
---------------------------------------------------------
S & P 500 Index Series.......................    $  4,500
Blue Chip Stock Series.......................       3,300
International Stock Series...................       2,700
Mid Cap Stock Series.........................       8,841
Small Cap Value Series.......................       8,875
Global Growth Series.........................      11,800
Large Cap Growth Series......................       8,869
Growth Stock Series..........................      20,600
Aggressive Growth Series.....................       3,900

3. FORWARD FOREIGN CURRENCY CONTRACTS: At December 31, 1998, the Global Bond Series, Global Asset Allocation Series and Global Growth Series entered into forward foreign currency exchange contracts that obligated the Series to deliver/receive currencies at a specified future date. The unrealized appreciation (depreciation) on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

GLOBAL BOND SERIES
-------------------------------------------------------------------------------------------------------------
                                          U.S. Dollar                            U.S. Dollar
                                          Value As Of                            Value As Of    Unrealized
                      Currency To          Dec. 31,          Currency To          Dec. 31,     Appreciation/
 Settle Date          Be Delivered           1998            Be Received            1998      (Depreciation)
-------------------------------------------------------------------------------------------------------------
Jan. 14, 1999          1,501,500          $1,501,500           910,000           $1,513,187      $ 11,687
                      U.S. Dollar                       British Pound Sterling
Jan. 14, 1999           470,000              306,048           306,189              306,189           141
                    Canadian Dollar                          U.S. Dollar
Jan. 14, 1999           221,003              221,003          1,430,000             224,821         3,818
                      U.S. Dollar                            Danish Krone
Jan. 14, 1999          2,070,000           1,256,396          1,223,766           1,223,766       (32,630)
                     Deutsche Mark                           U.S. Dollar
Jan. 14, 1999          4,157,044           4,157,044         503,667,500          4,474,787       317,743
                      U.S. Dollar                            Japanese Yen
Jan. 14, 1999          20,050,800            178,139           165,000              165,000       (13,139)
                      Japanese Yen                           U.S. Dollar
                                          -----------                            -----------  ---------------
                                          $7,620,130                             $7,907,750      $287,620
                                          -----------                            -----------  ---------------

GLOBAL ASSET ALLOCATION SERIES
-------------------------------------------------------------------------------------------------------------
                                          U.S. Dollar                            U.S. Dollar
                                          Value As Of                            Value As Of    Unrealized
                      Currency To          Dec. 31,          Currency To          Dec. 31,     Appreciation/
 Settle Date          Be Delivered           1998            Be Received            1998      (Depreciation)
-------------------------------------------------------------------------------------------------------------
Jan. 13, 1999           960,000           $  625,111           618,936           $  618,936      $ (6,175)
                    Canadian Dollar                          U.S. Dollar
Jan. 14, 1999           215,000              357,511           355,502              355,502        (2,009)
                 British Pound Sterling                      U.S. Dollar
Jan. 19, 1999          1,335,549           1,335,549          2,250,000           1,352,392        16,843
                      U.S. Dollar                           Deutsche Mark
Mar. 2, 1999            450,000              237,758           239,220              239,220         1,462
                   New Zealand Dollar                        U.S. Dollar
Mar. 2, 1999            460,000              243,042           240,672              240,672        (2,370)
                   New Zealand Dollar                        U.S. Dollar
                                          -----------                            -----------  ---------------
                                          $2,798,971                             $2,806,722      $  7,751
                                          -----------                            -----------  ---------------

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

GLOBAL GROWTH SERIES
-------------------------------------------------------------------------------------------------------------
                                          U.S. Dollar                            U.S. Dollar
                                          Value As Of                            Value As Of    Unrealized
                      Currency To          Dec. 31,          Currency To          Dec. 31,     Appreciation/
 Settle Date          Be Delivered           1998            Be Received            1998      (Depreciation)
-------------------------------------------------------------------------------------------------------------
January 4,             2,627,230          $  224,197           222,533           $  222,533      $ (1,664)
  1999             Austrian Schilling                        U.S. Dollar
January 5,             4,526,532             386,276           382,664              382,664        (3,612)
  1999             Austrian Schilling                        U.S. Dollar
                                          -----------                            -----------  ---------------
                                          $  610,473                             $  605,197      $ (5,276)
                                          -----------                            -----------  ---------------

4. NET ASSETS INCLUDE UNDISTRIBUTED (EXCESS OF DISTRIBUTIONS OVER) NET INVESTMENT INCOME OF:

                                                     1998            1997
-----------------------------------------------------------------------------
Money Market Series..........................    $  3,352,487     $ 3,313,609
U.S. Government Securities Series............       7,968,815       8,884,763
Diversified Income Series....................       7,229,293       7,342,378
Global Bond Series...........................        (146,800)       (201,281)
High Yield Series............................       6,362,602      (5,343,079)
Global Asset Allocation Series...............          (3,440)        115,734
Asset Allocation Series......................      13,723,599         180,729
Value Series.................................           9,431              --
Growth & Income Series.......................       7,013,204              --
S & P 500 Index Series.......................          20,905           4,654

                                                     1998            1997
-----------------------------------------------------------------------------
Blue Chip Stock Series.......................    $      9,441     $    24,616
International Stock Series...................          96,265         837,589
Mid Cap Stock Series.........................              --              --
Small Cap Value Series.......................           1,290              --
Global Growth Series.........................         416,661         390,257
Large Cap Growth Series......................           1,268              --
Growth Stock Series..........................       1,520,916       2,324,342
Aggressive Growth Series.....................          74,969         251,124

5. SHARES OF CAPITAL STOCK SOLD AND REPURCHASED:

                                                                                        SHARES ISSUED
                                                                                       AS A RESULT OF
                                                         SHARES SOLD                REINVESTED DIVIDENDS
                                                 ---------------------------     ---------------------------
                                                    1998            1997            1998            1997
------------------------------------------------------------------------------------------------------------
Money Market Series..........................      6,203,394       5,533,479         304,288         249,293
U.S. Government Securities Series............      3,084,204         800,925         829,215       1,020,261
Diversified Income Series....................      1,179,783         427,986         625,983         644,619
Global Bond Series...........................        582,919         342,502          93,157          82,806
High Yield Series............................      1,889,093       1,683,695         601,517           7,380
Global Asset Allocation Series...............        860,431         916,423         339,980         203,873
Asset Allocation Series......................      2,347,101       1,768,619          57,611       3,773,001
Value Series.................................      2,434,382       2,752,180         140,390         235,641
Growth & Income Series.......................      2,447,766       4,127,164           4,707         406,642
S & P 500 Index Series.......................      7,384,185       6,825,585         202,574         112,916
Blue Chip Stock Series.......................      4,546,998       3,878,517         166,373          22,898
International Stock Series...................      1,774,205       1,745,215         491,607         241,819
Mid Cap Stock Series.........................      1,377,131              --           2,414              --
Small Cap Value Series.......................      1,822,903              --          24,650              --
Global Growth Series.........................        640,974       1,712,007          19,957              --
Large Cap Growth Series......................      1,618,613              --             413              --
Growth Stock Series..........................        576,663         793,904       1,100,557           1,742
Aggressive Growth Series.....................      1,147,537       2,311,002          20,203             125


                                                                                    NET INCREASE (DECREASE) OF
                                                     SHARES REPURCHASED                       SHARES
                                               -------------------------------     -----------------------------
                                                    1998              1997             1998             1997
---------------------------------------------
Money Market Series..........................      (4,707,744)      (6,270,961)       1,799,938         (488,189)
U.S. Government Securities Series............      (3,244,692)      (3,815,885)         668,727       (1,994,699)
Diversified Income Series....................        (917,054)      (1,340,634)         888,712         (268,029)
Global Bond Series...........................        (486,376)        (302,578)         189,700          122,730
High Yield Series............................        (824,528)        (524,733)       1,666,082        1,166,342
Global Asset Allocation Series...............        (326,285)        (192,721)         874,126          927,575
Asset Allocation Series......................      (1,622,808)      (1,572,987)         781,904        3,968,633
Value Series.................................        (583,157)        (111,372)       1,991,615        2,876,449
Growth & Income Series.......................        (771,120)        (371,603)       1,681,353        4,162,203
S & P 500 Index Series.......................      (1,501,912)      (1,516,202)       6,084,847        5,422,299
Blue Chip Stock Series.......................        (202,065)         (74,415)       4,511,306        3,827,000
International Stock Series...................      (1,073,722)        (269,473)       1,192,090        1,717,561
Mid Cap Stock Series.........................         (31,004)              --        1,348,541               --
Small Cap Value Series.......................         (69,121)              --        1,778,432               --
Global Growth Series.........................      (2,496,326)      (1,139,381)      (1,835,395)         572,626
Large Cap Growth Series......................         (31,517)              --        1,587,509               --
Growth Stock Series..........................      (2,423,501)      (1,781,802)        (746,281)        (986,156)
Aggressive Growth Series.....................      (1,059,209)        (563,264)         108,531        1,747,863

6. At the special shareholders' meeting June 30, 1998, shareholders of the Global Bond Series approved a new investment sub-advisory agreement for the Series on substantially the same terms as the most recent sub-advisory agreement for the Series. Because the ultimate parent of the Sub-Advisor (Mercury Asset Management International Ltd.) was acquired by Merrill Lynch & Co., the prior Investment Sub-Advisory Agreement has terminated.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Series was as follows:

                                                           Year Ended December 31,
                                           --------------------------------------------------------
MONEY MARKET SERIES                          1998        1997        1996        1995        1994
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  11.03    $  10.94    $  10.83    $  10.63    $  10.23
                                           --------    --------    --------    --------    --------
Operations:
  Investment income - net...............        .57         .58         .57         .60         .41
  Net realized and unrealized gain
    (loss) on investments...............         --          --          --          --        (.01)
                                           --------    --------    --------    --------    --------
Total from operations...................        .57         .58         .57         .60         .40
                                           --------    --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........       (.54)       (.49)       (.46)       (.40)         --
                                           --------    --------    --------    --------    --------
Net asset value, end of year............   $  11.06    $  11.03    $  10.94    $  10.83    $  10.63
                                           --------    --------    --------    --------    --------
Total return @..........................       5.32%       5.34%       5.17%       5.71%       3.92%
Net assets end of year (000s omitted)...   $ 77,097    $ 57,009    $ 61,906    $ 41,807    $ 44,833
Ratio of expenses to average daily net
  assets................................        .35%        .38%        .38%        .40%        .40%
Ratio of net investment income to
  average daily net assets..............       5.18%       5.19%       5.14%       5.44%       3.96%

@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                              Year Ended December 31,
                                           -------------------------------------------------------------
U.S. GOVERNMENT SECURITIES SERIES            1998         1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   10.68    $   10.57    $   11.16    $    9.40    $   10.94
                                           ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .60          .80          .67          .70          .71
  Net realized and unrealized gain
    (loss) on investments...............         .34          .12         (.51)        1.06        (1.54)
                                           ---------    ---------    ---------    ---------    ---------
Total from operations...................         .94          .92          .16         1.76         (.83)
                                           ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........        (.69)        (.81)        (.75)          --         (.71)
                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of year............   $   10.93    $   10.68    $   10.57    $   11.16    $    9.40
                                           ---------    ---------    ---------    ---------    ---------
Total return @..........................        8.87%        9.08%        2.21%       18.78%       (6.44%)
Net assets end of year (000s omitted)...   $ 152,672    $ 142,070    $ 161,678    $ 182,687    $ 172,656
Ratio of expenses to average daily net
  assets................................         .51%         .54%         .53%         .53%         .53%
Ratio of net investment income to
  average daily net assets..............        5.53%        6.03%        6.17%        6.78%        6.87%
Portfolio turnover rate.................         114%         148%         176%         115%         187%

@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                              Year Ended December 31,
                                           -------------------------------------------------------------
DIVERSIFIED INCOME SERIES                    1998         1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   11.98    $   11.70    $   12.20    $   10.40    $   11.93
                                           ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .73          .91          .82          .88          .87
  Net realized and unrealized gain
    (loss) on investments...............         .01          .26         (.40)         .92        (1.53)
                                           ---------    ---------    ---------    ---------    ---------
Total from operations...................         .74         1.17          .42         1.80         (.66)
                                           ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........        (.81)        (.89)        (.91)          --         (.87)
  Excess distributions of net realized
    gains...............................          --           --         (.01)          --           --
                                           ---------    ---------    ---------    ---------    ---------
Total distributions to shareholders.....        (.81)        (.89)        (.92)          --         (.87)
                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of year............   $   11.91    $   11.98    $   11.70    $   12.20    $   10.40
                                           ---------    ---------    ---------    ---------    ---------
Total return @..........................        6.31%       10.44%        4.15%       17.26%       (5.22%)
Net assets end of year (000s omitted)...   $ 115,182    $ 105,200    $ 105,831    $ 109,120    $  98,314
Ratio of expenses to average daily net
  assets................................         .52%         .55%         .55%         .55%         .55%
Ratio of net investment income to
  average daily net assets..............        6.56%        7.11%        6.86%        7.78%        7.59%
Portfolio turnover rate.................          96%         166%         171%         139%         142%

@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                     Year Ended December 31,
                                           --------------------------------------------
GLOBAL BOND SERIES                           1998        1997        1996       1995+
---------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  10.65    $  11.11    $  11.30    $  10.00
                                           --------    --------    --------    --------
Operations:
  Investment income - net...............        .30         .46         .57         .54
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............       1.13        (.45)       (.13)       1.52
                                           --------    --------    --------    --------
Total from operations...................       1.43         .01         .44        2.06
                                           --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........       (.19)       (.37)       (.43)       (.54)
  From net realized gains...............       (.33)       (.10)       (.20)       (.22)
                                           --------    --------    --------    --------
Total distributions to shareholders.....       (.52)       (.47)       (.63)       (.76)
                                           --------    --------    --------    --------
Net asset value, end of year............   $  11.56    $  10.65    $  11.11    $  11.30
                                           --------    --------    --------    --------
Total return @..........................      13.49%        .14%       3.32%      19.14%
Net assets end of year (000s omitted)...   $ 24,659    $ 20,692    $ 20,228    $ 13,187
Ratio of expenses to average daily net
  assets................................        .88%       1.10%       1.02%       1.28%*
Ratio of net investment income to
  average daily net assets..............       4.19%       4.41%       5.07%       5.01%*
Portfolio turnover rate.................        190%        168%        129%        184%

*      Annualized.
+ For the period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                           Year Ended December 31,
                                           --------------------------------------------------------
HIGH YIELD SERIES                            1998        1997        1996        1995       1994+
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  10.77    $   9.83    $   9.74    $   9.47    $  10.00
                                           --------    --------    --------    --------    --------
Operations:
  Investment income - net...............        .75         .96        1.04        1.15         .71
  Net realized and unrealized gain
    (loss) on investments...............       (.71)         --         .13         .30        (.53)
                                           --------    --------    --------    --------    --------
Total from operations...................        .04         .96        1.17        1.45         .18
                                           --------    --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........       (.83)       (.02)      (1.03)      (1.14)       (.71)
  From net realized gains...............       (.07)         --          --          --          --
  Excess distributions of net realized
    gains...............................         --          --        (.05)       (.04)         --
                                           --------    --------    --------    --------    --------
Total distributions to shareholders.....       (.90)       (.02)      (1.08)      (1.18)       (.71)
                                           --------    --------    --------    --------    --------
Net asset value, end of year............   $   9.91    $  10.77    $   9.83    $   9.74    $   9.47
                                           --------    --------    --------    --------    --------
Total return @..........................        .62%       9.76%      10.52%      12.73%       (.75%)
Net assets end of year (000s omitted)...   $ 70,983    $ 59,228    $ 42,578    $ 28,129    $ 13,706
Ratio of expenses to average daily net
  assets................................        .56%        .62%        .63%        .63%        .75%*
Ratio of net investment income to
  average daily net assets..............       9.39%      10.31%      10.22%      11.30%      10.44%*
Portfolio turnover rate.................        120%        353%        235%        130%         20%

*      Annualized.
+ For the Period May 2, 1994 (commencement of operations) to December 31, 1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                     Year Ended December 31,
                                           --------------------------------------------
GLOBAL ASSET ALLOCATION SERIES               1998        1997        1996       1995+
---------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  13.29    $  12.34    $  11.42    $  10.00
                                           --------    --------    --------    --------
Operations:
  Investment income - net...............        .28         .28         .36         .35
  Net realized and unrealized gain on
    investments and foreign currency
    transactions........................       1.81        1.39        1.19        1.55
                                           --------    --------    --------    --------
Total from operations...................       2.09        1.67        1.55        1.90
                                           --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........       (.31)       (.26)       (.38)       (.34)
  From net realized gains...............       (.75)       (.46)       (.25)       (.14)
                                           --------    --------    --------    --------
Total distributions to shareholders.....      (1.06)       (.72)       (.63)       (.48)
                                           --------    --------    --------    --------
Net asset value, end of year............   $  14.32    $  13.29    $  12.34    $  11.42
                                           --------    --------    --------    --------
Total return @..........................      17.27%      13.51%      12.72%      17.47%
Net assets end of year (000s omitted)...   $ 69,086    $ 52,482    $ 37,307    $ 20,080
Ratio of expenses to average daily net
  assets................................       1.01%       1.16%       1.20%       1.28%*
Ratio of net investment income to
  average daily net assets..............       2.13%       2.42%       3.01%       3.26%*
Portfolio turnover rate.................         69%         51%         46%         44%

*      Annualized.
+ For the period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                              Year Ended December 31,
                                           -------------------------------------------------------------
ASSET ALLOCATION SERIES                      1998         1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   17.62    $   16.99    $   15.90    $   13.56    $   14.14
                                           ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .49          .59          .61          .65          .56
  Net realized and unrealized gain
    (loss) on investments...............        3.02         2.82         1.38         2.35         (.58)
                                           ---------    ---------    ---------    ---------    ---------
Total from operations...................        3.51         3.41         1.99         3.00         (.02)
                                           ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........        (.01)        (.59)        (.61)        (.64)        (.56)
  From net realized gains...............        (.03)       (2.19)        (.28)        (.02)          --
  Excess distributions of net realized
    gains...............................          --           --         (.01)          --           --
                                           ---------    ---------    ---------    ---------    ---------
Total distributions to shareholders.....        (.04)       (2.78)        (.90)        (.66)        (.56)
                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of year............   $   21.09    $   17.62    $   16.99    $   15.90    $   13.56
                                           ---------    ---------    ---------    ---------    ---------
Total return @..........................       19.97%       20.24%       12.50%       21.97%        (.31%)
Net assets end of year (000s omitted)...   $ 593,878    $ 482,280    $ 397,712    $ 341,511    $ 260,593
Ratio of expenses to average daily net
  assets................................         .51%         .53%         .54%         .55%         .56%
Ratio of net investment income to
  average daily net assets..............        2.64%        3.16%        3.66%        4.25%        4.05%
Portfolio turnover rate.................         114%         113%         115%          98%          73%

@ These are the portfolio's total returns durning the period, including reinvestment of all dividend and capital gains distributions.

                                               Year Ended December 31,
                                           --------------------------------
VALUE SERIES                                 1998        1997       1996+
---------------------------------------------------------------------------
Net asset value, beginning of year......   $  13.42    $  11.38    $  10.27
                                           --------    --------    --------
Operations:
  Investment income - net...............        .16         .12         .14
  Net realized and unrealized gain on
    investments.........................       1.13        2.75        1.10
                                           --------    --------    --------
Total from operations...................       1.29        2.87        1.24
                                           --------    --------    --------
Distributions to shareholders:
  From investment income - net..........       (.16)       (.13)       (.13)
  From net realized gains...............       (.17)       (.70)         --
                                           --------    --------    --------
Total distributions to shareholders.....       (.33)       (.83)       (.13)
                                           --------    --------    --------
Net asset value, end of year............   $  14.38    $  13.42    $  11.38
                                           --------    --------    --------
Total return @..........................       9.64%      25.24%      11.49%
Net assets end of year (000s omitted)...   $ 87,604    $ 55,058    $ 13,951
Ratio of expenses to average daily net
  assets................................        .76%        .83%        .87%*
Ratio of net investment income to
  average daily net assets..............       1.26%       1.41%       1.72%*
Portfolio turnover rate.................        332%        121%         36%

*      Annualized
+ For the period May 1, 1996 (commencement of operations) to December 31, 1996. The portfolio's inception was March 28, 1996, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                             Year Ended December 31,
                                           -----------------------------------------------------------
GROWTH & INCOME SERIES                       1998         1997         1996         1995       1994+
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   18.76    $   15.16    $   12.83    $  10.07    $  10.00
                                           ---------    ---------    ---------    --------    --------
Operations:
  Investment income - net...............         .48          .40          .34         .33         .21
  Net realized and unrealized gain on
    investments.........................        2.00         3.80         2.54        2.76         .07
                                           ---------    ---------    ---------    --------    --------
Total from operations...................        2.48         4.20         2.88        3.09         .28
                                           ---------    ---------    ---------    --------    --------
Distributions to shareholders:
  From investment income - net..........          --         (.39)        (.34)       (.33)       (.21)
  From net realized gains...............        (.01)        (.21)        (.21)         --          --
                                           ---------    ---------    ---------    --------    --------
Total distributions to shareholders.....        (.01)        (.60)        (.55)       (.33)       (.21)
                                           ---------    ---------    ---------    --------    --------
Net asset value, end of year............   $   21.23    $   18.76    $   15.16    $  12.83    $  10.07
                                           ---------    ---------    ---------    --------    --------
Total return @..........................       13.21%       27.69%       21.51%      29.70%       1.74%
Net assets end of year (000s omitted)...   $ 312,939    $ 244,970    $ 134,932    $ 59,533    $ 16,276
Ratio of expenses to average daily net
  assets................................         .67%         .70%         .76%        .80%        .86%*
Ratio of net investment income to
  average daily net assets..............        2.45%        2.63%        2.38%       2.86%       3.12%*
Portfolio turnover rate.................          30%          11%          20%         17%          2%

*      Annualized.
+ For the period May 2, 1994 (commencement of operations) to December 31, 1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                Year Ended December 31,
                                           ----------------------------------
S&P 500 INDEX SERIES                         1998         1997        1996+
-----------------------------------------------------------------------------
Net asset value, beginning of year......   $   14.93    $   11.47    $  10.09
                                           ---------    ---------    --------
Operations:
  Investment income - net...............         .16          .12         .10
  Net realized and unrealized gain on
    investments.........................        4.03         3.58        1.37
                                           ---------    ---------    --------
Total from operations...................        4.19         3.70        1.47
                                           ---------    ---------    --------
Distributions to shareholders:
  From investment income - net..........        (.16)        (.12)       (.09)
  From net realized gains...............        (.13)        (.12)         --
                                           ---------    ---------    --------
Total distributions to shareholders.....        (.29)        (.24)       (.09)
                                           ---------    ---------    --------
Net asset value, end of year............   $   18.83    $   14.93    $  11.47
                                           ---------    ---------    --------
Total return @..........................       28.11%       32.32%      14.29%
Net assets end of year (000s omitted)...   $ 252,832    $ 109,572    $ 21,979
Ratio of expenses to average daily net
  assets................................         .46%         .51%        .79%*
Ratio of net investment income to
  average daily net assets..............        1.17%        1.41%       1.47%*
Portfolio turnover rate.................           3%           5%          6%

*      Annualized.
+ For the period May 1, 1996 (commencement of operations) to December 31, 1996. The portfolio's inception was March 28, 1996, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                Year Ended December 31,
                                           ---------------------------------
BLUE CHIP STOCK SERIES                       1998         1997       1996+
----------------------------------------------------------------------------
Net asset value, beginning of year......   $   14.76    $  11.67    $  10.07
                                           ---------    --------    --------
Operations:
  Investment income - net...............         .05         .07         .07
  Net realized and unrealized gain on
    investments and foreign currency
    transactions........................        4.09        3.08        1.60
                                           ---------    --------    --------
Total from operations...................        4.14        3.15        1.67
                                           ---------    --------    --------
Distributions to shareholders:
  From investment income - net..........        (.06)       (.06)       (.07)
  From net realized gains...............        (.26)         --          --
                                           ---------    --------    --------
Total distributions to shareholders.....        (.32)       (.06)       (.07)
                                           ---------    --------    --------
Net asset value, end of year............   $   18.58    $  14.76    $  11.67
                                           ---------    --------    --------
Total return @..........................       28.07%      27.00%      16.24%
Net assets end of year (000s omitted)...   $ 182,921    $ 78,729    $ 17,606
Ratio of expenses to average daily net
  assets................................         .94%       1.02%       1.13%*
Ratio of net investment income to
  average daily net assets..............         .41%        .75%        .82%*
Portfolio turnover rate.................          34%         24%         17%

*      Annualized.
+ For the Period May 1, 1996 (commencement of operations) to December 31, 1996. The portfolio's inception was March 28, 1996, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered during that period.
@ These are the Portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                      Year Ended December 31,
                                           ---------------------------------------------
INTERNATIONAL STOCK SERIES                   1998         1997        1996       1995+
----------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   13.36    $  12.44    $  11.27    $  10.00
                                           ---------    --------    --------    --------
Operations:
  Investment income - net...............         .15         .13         .20         .14
  Net realized and unrealized gain on
    investments and foreign currency
    transactions........................        2.03        1.35        1.48        1.38
                                           ---------    --------    --------    --------
Total from operations...................        2.18        1.48        1.68        1.52
                                           ---------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........        (.26)       (.15)       (.21)       (.09)
  From net realized gains...............        (.80)       (.41)       (.30)       (.16)
                                           ---------    --------    --------    --------
Total distributions to shareholders.....       (1.06)       (.56)       (.51)       (.25)
                                           ---------    --------    --------    --------
Net asset value, end of year............   $   14.48    $  13.36    $  12.44    $  11.27
                                           ---------    --------    --------    --------
Total return @..........................       16.47%      11.99%      14.02%      14.35%
Net assets end of year (000s omitted)...   $ 103,056    $ 79,142    $ 52,331    $ 21,327
Ratio of expenses to average daily net
  assets................................         .94%       1.08%       1.15%       1.14%*
Ratio of net investment income to
  average daily net assets..............        1.20%       1.10%       1.71%       1.41%*
Portfolio turnover rate.................          44%         30%         27%         39%

*      Annualized.
+ For the period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

MID CAP STOCK SERIES                        1998+
---------------------------------------------------
Net asset value, beginning of period....   $   9.94
                                           --------
Operations:
  Investment income - net...............        .02
  Net realized and unrealized gain
    (loss) on investments...............       (.30)
                                           --------
Total from operations...................       (.28)
                                           --------
Distributions to shareholders:
  From investment income - net..........       (.02)
                                           --------
Net asset value, end of period..........   $   9.64
                                           --------
Total return @..........................      (2.89%)
Net assets end of period (000s
  omitted)..............................   $ 12,995
Ratio of expenses to average daily net
  assets (a)............................       1.25%*
Ratio of net investment income to
  average daily net assets (a)..........        .19%*
Portfolio turnover rate.................         66%

*      Annualized.
+ For the period May 1, 1998 (commencement of operations) to December 31, 1998. The portfolio's inception was March 25, 1998, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from from March 25, 1998, through May 1, 1998, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
(a) Advisers has voluntarily undertaken to limit annual expenses for Mid Cap Stock Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.40% and .04%, respectively.

SMALL CAP VALUE SERIES                      1998+
---------------------------------------------------
Net asset value, beginning of period....   $   9.96
                                           --------
Operations:
  Investment income - net...............        .07
  Net realized and unrealized gain
    (loss) on investments...............       (.62)
                                           --------
Total from operations...................       (.55)
                                           --------
Distributions to shareholders:
  From investment income - net..........       (.07)
  From net realized gains...............       (.06)
                                           --------
Total distributions to shareholders.....       (.13)
                                           --------
Net asset value, end of period..........   $   9.28
                                           --------
Total return @..........................      (5.48%)
Net assets end of period (000s
  omitted)..............................   $ 16,503
Ratio of expenses to average daily net
  assets................................       1.24%*
Ratio of net investment income to
  average daily net assets..............       1.56%*
Portfolio turnover rate.................         57%

*      Annualized.
+ For the period May 1, 1998 (commencement of operations) to December 31, 1998. The portfolio's inception was March 25, 1998, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998, through May 1, 1998, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                              Year Ended December 31,
                                           -------------------------------------------------------------
GLOBAL GROWTH SERIES                         1998         1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   20.29    $   19.00    $   15.97    $   12.31    $   12.77
                                           ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .03          .02          .03          .09          .10
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............        2.27         1.27         3.03         3.66         (.46)
                                           ---------    ---------    ---------    ---------    ---------
Total from operations...................        2.30         1.29         3.06         3.75         (.36)
                                           ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........        (.02)          --         (.03)        (.09)        (.10)
                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of year............   $   22.57    $   20.29    $   19.00    $   15.97    $   12.31
                                           ---------    ---------    ---------    ---------    ---------
Total return @..........................       11.36%        6.82%       19.10%       30.49%       (2.98%)
Net assets end of year (000s omitted)...   $ 351,476    $ 353,255    $ 319,831    $ 207,913    $ 144,647
Ratio of expenses to average daily net
  assets................................         .75%         .79%         .79%         .80%         .81%
Ratio of net investment income to
  average daily net assets..............         .12%         .12%         .15%         .64%         .82%
Portfolio turnover rate.................          32%          35%          14%          29%          20%

@ These are the Portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

LARGE CAP GROWTH SERIES                     1998+
---------------------------------------------------
Net asset value, beginning of period....   $  10.16
                                           --------
Operations:
  Investment income - net...............         --
  Net realized and unrealized gain
    (loss) on investments...............       1.88
                                           --------
Total from operations...................       1.88
                                           --------
Net asset value, end of period..........   $  12.04
                                           --------
Total return @..........................      18.61%
Net assets end of period (000s
  omitted)..............................   $ 19,121
Ratio of expenses to average daily net
  assets (a)............................       1.25%*
Ratio of net investment income to
  average daily net assets (a)..........        .03%*
Portfolio turnover rate.................         36%

*      Annualized.
+ For the period May 1, 1998 (commencement of operations) to December 31, 1998. The portfolio's inception was March 25, 1998, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998, through May 1, 1998, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
(a) Advisers has voluntarily undertaken to limit annual expenses for Large Cap Growth Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.27% and .01%, respectively.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                              Year Ended December 31,
                                           -------------------------------------------------------------
GROWTH STOCK SERIES                          1998         1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   36.64    $   32.59    $   28.09    $   22.11    $   22.92
                                           ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .09          .12          .12          .13          .18
  Net realized and unrealized gain
    (loss) on investments...............        6.40         3.93         4.50         5.98         (.81)
                                           ---------    ---------    ---------    ---------    ---------
Total from operations...................        6.49         4.05         4.62         6.11         (.63)
                                           ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........        (.13)          --         (.12)        (.13)        (.18)
  From net realized gains on
    investments.........................       (1.91)          --           --           --           --
                                           ---------    ---------    ---------    ---------    ---------
Total distributions to shareholders.....       (2.04)          --         (.12)        (.13)        (.18)
                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of year............   $   41.09    $   36.64    $   32.59    $   28.09    $   22.11
                                           ---------    ---------    ---------    ---------    ---------
Total return @..........................       19.01%       12.42%       16.41%       27.66%       (2.82%)
Net assets end of year (000s omitted)...   $ 762,354    $ 707,155    $ 661,217    $ 530,945    $ 377,483
Ratio of expenses to average daily net
  assets................................         .65%         .66%         .67%         .67%         .68%
Ratio of net investment income to
  average daily net assets..............         .21%         .33%         .39%         .51%         .81%
Portfolio turnover rate.................         106%          19%          30%          20%          19%

@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                            Year Ended December 31,
                                           ----------------------------------------------------------
AGGRESSIVE GROWTH SERIES                     1998         1997         1996        1995       1994+
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   13.81    $   13.62    $  12.68    $   9.80    $  10.03
                                           ---------    ---------    --------    --------    --------
Operations:
  Investment income - net...............         .01          .03         .03         .07         .08
  Net realized and unrealized gain
    (loss) on investments...............        2.91          .16         .94        2.88        (.23)
                                           ---------    ---------    --------    --------    --------
Total from operations...................        2.92          .19         .97        2.95        (.15)
                                           ---------    ---------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........        (.03)          --        (.03)       (.07)       (.08)
                                           ---------    ---------    --------    --------    --------
Net asset value, end of year............   $   16.70    $   13.81    $  13.62    $  12.68    $   9.80
                                           ---------    ---------    --------    --------    --------
Total return @..........................       21.17%        1.43%       7.64%      29.89%      (1.89%)
Net assets end of year (000s omitted)...   $ 149,860    $ 122,455    $ 96,931    $ 46,943    $ 13,526
Ratio of expenses to average daily net
  assets................................         .72%         .76%        .78%        .81%        .88%*
Ratio of net investment income to
  average daily net assets..............         .06%         .24%        .22%        .58%       1.24%*
Portfolio turnover rate.................         135%          25%         22%         21%          5%

*      Annualized.
+ For the period May 2, 1994 (commencement of operations) to December 31, 1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders

Fortis Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Global Asset Allocation Series, Asset Allocation Series, Value Series, Growth & Income Series, S & P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series, Growth Stock Series and Aggressive Growth Series (series within Fortis Series Fund, Inc.) as of December 31, 1998 and the related statements of operations, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers and the custodian, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Global Asset Allocation Series, Asset Allocation Series, Value Series, Growth & Income Series, S & P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series, Growth Stock Series, and Aggressive Growth Series as of December 31, 1998 and the results of their operations, changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 12, 1999

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           PRESIDENT - FORTIS FINANCIAL GROUP,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           SENIOR VICE PRESIDENT, FORTIS
                                           INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC., FORTIS INVESTORS,
                                           INC.
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY 1995, VICE
                                           PRESIDENT AND TREASURER, JOSTENS,
                                           INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       U.S. Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD RANGE OF                                   TAX-FREE NATIONAL
SECURITIES                                         PORTFOLIO
                                                   TAX-FREE MINNESOTA
                                                   PORTFOLIO
                                                   STRATEGIC INCOME FUND
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   INTERNATIONAL EQUITY
                                                   PORTFOLIO
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO
FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING                                          SECURITIES SUBACCOUNT
                       Empower Variable            DIVERSIFIED INCOME
                       Annuity                     SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD
LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-DEFERRED       Insurance                   U.S. GOVERNMENT
INVESTMENT                                         SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and FORTIS INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

[LOGO]
FORTIS
SOLID PARTNERS, FLEXIBLE SOLUTIONS-SM-

FORTIS MEANS STEADFAST

Fortis means "steadfast" in Latin. The worldwide Fortis family of companies lives up to the name, and has each day since the 1800s, with flexible solutions tailored to our customers' individual needs. We deliver the stability you require today.. and tomorrow. You can count on it.

Fortis Financial Group offers mutual funds, annuities and life insurance through its broker/dealer Fortis Investors, Inc.

We're part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations throughout the United States.

Fortis, Inc. is part of Fortis, a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis AMEV of The Netherlands and Fortis AG of Belgium.

Fortis: steadfast for YOU!

FORTIS FINANCIAL GROUP
Fortis Advisers, Inc.
(fund management since 1949)

Fortis Investors, Inc.
(principal underwriter;
member NASD, SIPC)

Fortis Benefits Insurance Company
& Fortis Insurance Company
(issuers of FFG's insurance products)

P.O. Box 64284, St. Paul, MN 55164
Telephone (800) 800-2000
http://www.ffg.us.fortis.com


FORTIS FINANCIAL GROUP                                            Bulk Rate
P.O. Box 64284                                                   U.S. Postage
St. Paul, MN 55164                                                   PAID
                                                                Permit No. 3794
                                                                Minneapolis, MN

Fortis Series Fund, Inc.

[LOGO] Printed on recycled paper with
       40% preconsumer waste and 10%
       post consumer waste. Please recycle.


The Fortis logo and Fortis-SM- are
servicemarks of Fortis AMEV and Fortis AG.


59749 -C-Fortis 2/99